     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 29, 2005

                                                     REGISTRATION NOS. 333-83074
                                                                       811-21038
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER            [ ]
                           THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.            [ ]
                       POST-EFFECTIVE AMENDMENT NO. 5           [X]
                                       AND
                        REGISTRATION STATEMENT UNDER            [ ]
                       THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 7                  [X]


                          MLIG VARIABLE INSURANCE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            1300 MERRILL LYNCH DRIVE
                              PENNINGTON, NJ 08534
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (609) 274-5395
                                ----------------


                                                                               COPY TO:
                 BARRY G. SKOLNICK, ESQ.                                 STEPHEN E. ROTH, ESQ.
    SENIOR VICE PRESIDENT AND GENERAL COUNSEL                       SUTHERLAND ASBILL & BRENNAN LLP
          MERRILL LYNCH LIFE INSURANCE COMPANY                      1275 PENNSYLVANIA AVENUE, N.W.
                1300 MERRILL LYNCH DRIVE                                 WASHINGTON, DC 20004
                  PENNINGTON, NJ 08534
         (NAME AND ADDRESS OF AGENT FOR SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)
[ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b) OF RULE 485
[X] ON MAY 1, 2005 PURSUANT TO PARAGRAPH (b) OF RULE 485
[ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
[ ] ON MAY 1, 2005 PURSUANT TO PARAGRAPH (a)(1) OF RULE 485
[ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
[ ] ON [DATE] PURSUANT TO PARAGRAPH (a)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:
[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                ----------------

               Title of Securities: Shares of Beneficial Interest

                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS


                                  May 1, 2005


                    ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO

               ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO

                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

                  ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO

                  ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
                        ROSZEL/DELAWARE TREND PORTFOLIO
                  ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/Lord Abbett Affiliated Portfolio...................       4
  Roszel/Allianz CCM Capital Appreciation Portfolio.........       6
  Roszel/Lord Abbett Mid Cap Value Portfolio................       8
  Roszel/Seligman Mid Cap Growth Portfolio..................      10
  Roszel/Allianz NFJ Small Cap Value Portfolio..............      12
  Roszel/JP Morgan Small Cap Growth Portfolio...............      14
  Roszel/Delaware Trend Portfolio...........................      16
  Roszel/Lord Abbett Bond Debenture Portfolio...............      18
FEES AND EXPENSES...........................................      20
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................      22
INVESTMENT MANAGEMENT.......................................      25
OTHER INFORMATION...........................................      29
FINANCIAL HIGHLIGHTS........................................      33
SERVICE PROVIDERS...........................................      41
APPENDIX....................................................      42
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes eight Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios with Advisers that use either a VALUE INVESTING or a GROWTH INVESTING style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio's VALUE INVESTING or GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN GOVERNMENT DEBT SECURITIES: Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.


LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of March 31, 2005 this range was between approximately $501 million and $390 billion. The average market capitalization of such securities was approximately $83 billion and the median market capitalization was approximately $4 billion.


LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junk bonds."


MID CAPITALIZATION: Mid capitalization means securities with a market capitalization falling within the range represented by the Russell Midcap(R) Index. As of March 31, 2005 this range was between approximately $501 million and $37 billion. The average market capitalization of such securities was approximately $8 billion and the median market capitalization was approximately $4 billion.


NON-DOLLAR SECURITIES:  Securities denominated or quoted in foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal market conditions, it invests at least 80% of its net assets (plus borrowings for investment) in such securities.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolios.


SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of March 31, 2005 this range was between approximately $27 million and $6 billion. The average market capitalization of such securities was approximately $1 billion and the median market capitalization was approximately $523 million.


ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

ADVISER MANAGEMENT STYLES

VALUE INVESTING: A portfolio management style that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what an Adviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

                    ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation and income.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of seasoned U.S. and multinational companies that the Adviser believes are undervalued by the market. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell 1000 Index. This range varies daily.


The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in stocks selling at reasonable prices in relation to the Adviser's assessment of their potential value. The Adviser generally sells a stock when it has reached the Adviser's valuation target or when its issuer seems less likely to benefit from the current market and economic environment or shows deteriorating fundamentals. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that emphasize investments in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[LORD ABBETT AFFILIATED GRAPH]

2004                                                                             11.27


PERFORMANCE INFORMATION


--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on May 1, 2003                   (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lord Abbett
                                                           Affiliated Portfolio       11.27%     19.57%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     20.32%
                                                      ---------------------------------------------------
                                                        Russell 1000 Value Index      16.49%     25.67%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 10.77% (quarter ended December 31, 2004) and lowest return for a quarter was -2.03% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -2.64%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.


The RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.


An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                    ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION
                                   PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT

The Portfolio is managed by Cadence Capital Management LLC.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing at least 65% of its total assets in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser seeks to consistently achieve a favorable balance of growth and value characteristics for the Portfolio with stocks of companies in the Russell 1000 Index and the S&P 500 Index. The Adviser screens such companies for a series of quantitative growth criteria, such as dividend growth, earnings growth, relative growth of earnings over time and the company's history of meeting earnings targets as well as ratios that often reveal value, such as price-to-earnings, price-to-book and price-to-cash flow. The Adviser then selects individual stocks by subjecting the most promising issuers in the screened universe to a rigorous analysis of qualitative factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability. The Adviser looks to sell a stock when its price declines relative to all stocks in the Portfolio's capitalization range or to companies in the same business sector or when its issuer's earnings decline. A stock may also be sold if its weighting in the Portfolio becomes excessive (normally above 2% of the Portfolio's investments). The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[ALLIANZ CCM CAP GRAPH]

2004                                                                             12.80

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on May 1, 2003                   for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Allianz CCM Capital
                                                           Appreciation Portfolio     12.80%     18.87%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     20.32%
                                                      ---------------------------------------------------
                                                        Russell 1000 Index            11.40%     21.23%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 11.81% (quarter ended December 31, 2004) and lowest return for a quarter was -1.90% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -0.53%.



The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.



The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.



The RUSSELL 1000 INDEX measures the performance of the 1000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.



An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.


The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in MID CAPITALIZATION securities. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitalization range of companies in the Russell Mid Cap Index. This range varies daily. The Adviser emphasizes qualitative analysis of companies and seeks to identify those whose securities have the potential for significant market appreciation due to growing recognition or anticipation of improvement in their financial results. Often these are companies where one or more catalysts exist that are likely to increase its earnings over the next several years. Such catalysts include:


- changes in economic and financial environment
- new or improved products or services
- new or rapidly expanding markets
- changes in management or structure of the company
- price increases for the company's products or services
- improved efficiencies resulting from new technologies or changes in distribution
- changes in government regulations, political climate or competitive conditions.

The Adviser's "sell discipline" revolves around the catalyst running its course or diminishing in effect rather than quantitative factors.

The Portfolio's performance benchmark is the Russell Midcap Value Index.

The Portfolio may invest up to 20% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[LORD ABBETT MCV GRAPH]

2003                                                                             24.71
2004                                                                             23.77

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lord Abbett Mid Cap
                                                           Value Portfolio            23.77%     14.25%
                                                      ---------------------------------------------------
                                                        Russell Midcap Value Index    23.71%     17.62%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 15.60% (quarter ended June 30, 2003) and lowest return for a quarter was -8.63% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was 0.00%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by J. & W. Seligman & Co. Incorporated.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to screen companies using both quantitative and qualitative analysis. The Adviser screens companies for past growth in sales and earnings, as well as a strong balance sheet. In selecting individual securities, the Adviser looks to identify companies that it believes display one or more of the following:

- Positive supply and demand outlook for its industry
- Track record of high earnings growth rates
- Strong management
- Multiple product lines
- Potential for improvement in operations that could be a catalyst for growth in revenues and/or earnings
- Attractive valuation relative to anticipated earnings growth

The Portfolio may from time to time, invest in a variety of INCOME-BEARING SECURITIES. The Portfolio's performance benchmark is the Russell Midcap Growth Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[SELIGMAN MCG GRAPH]

2003                                                                             33.33
2004                                                                              8.57

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Seligman Mid Cap
                                                          Growth Portfolio             8.57%     12.04%
                                                      ---------------------------------------------------
                                                        Russell Midcap Growth Index   15.48%     17.29%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 14.18% (quarter ended December 31, 2003) and lowest return for a quarter was -7.44% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -0.16%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                  ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO


INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The Portfolio is managed by NFJ Investment Group L.P.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser screens SMALL CAPITALIZATION stocks to identify around 500 that it believes are undervalued. The screening is done using traditional quantitative and qualitative factors evaluated both on a relative basis (compared to securities of issuers in the same industry) and on an "absolute" basis (compared to the overall market). The Adviser then narrows its field using further quantitative analysis of factors such as price momentum (i.e., changes in stock price relative to changes in overall market prices) and earnings momentum (i.e., changes in analyst's earnings-per-share estimates) relative to dividend yields and liquidity and selects from among them, those that pay dividends. The Adviser generally tries to maintain about 100 stocks in equal amounts in the Portfolio without having more than 10% of total assets in securities of issuers in a single industry. The Portfolio's performance benchmark is the Russell 2000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in EQUITY SECURITIES of larger companies or funds that invest in equity securities representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[ALLIANZ SCV GRAPH]

2003                                                                             33.19
2004                                                                             22.83

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Allianz NFJ Small
                                                           Cap Value Portfolio        22.83%     18.73%
                                                      ---------------------------------------------------
                                                        Russell 2000 Value Index      22.25%     16.79%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 16.07% (quarter ended June 30, 2003) and lowest return for a quarter was -4.72% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was 0.86%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                  ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by J.P. Morgan Investment Management Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Portfolio generally holds securities with market capitalizations within the capitalization range of its performance benchmark, the S&P Small Cap 600/Barra Growth Index. The Adviser focuses on SMALL CAPITALIZATION securities of issuers with strong earnings prospects that are increasing their market share. The Adviser emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics. Qualitative factors that the Adviser looks for include dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage. The Portfolio is more broadly diversified than many of its peers and maintains investments in all sectors of its performance benchmark.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[JPMORGAN SCG GRAPH]

2003                                                                             37.06
2004                                                                              9.01

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/JP Morgan Small Cap
                                                           Growth Portfolio            9.01%     10.03%
                                                      ---------------------------------------------------
                                                        S&P Small Cap 600/Barra
                                                           Growth Index               21.99%     17.71%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 16.38% (quarter ended June 30, 2003) and lowest return for a quarter was -5.66% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -4.88%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.


The S&P SMALL CAP 600/BARRA GROWTH INDEX is constructed by dividing the stocks in the S&P 500 Index according to a single attribute: price-to-book ratio. The Index represents companies with higher price-to-book ratios.


The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                        ROSZEL/DELAWARE TREND PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?
The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
The Portfolio pursues its investment objective by investing at least 65% of its total assets in SMALL CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser seeks small companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

     - the operational history of the company;

     - its strategic focus; and

     - its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.

As small companies grow, the securities of some may increase in value beyond SMALL CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[ROSZEL/DELAWARE TREND GRAPH]

2004                                                                             11.54


PERFORMANCE INFORMATION


--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on May 1, 2003                   (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Delaware
                                                           Trend Portfolio            11.54%     21.40%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     20.32%
                                                      ---------------------------------------------------
                                                        Russell 2500 Growth Index     14.59%     32.23%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 11.00% (quarter ended December 31, 2004) and lowest return for a quarter was -5.25% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -9.33%.



The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.



The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on May 1, 2003. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.



The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.



The RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.



An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                  ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks a high total return through both income and capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests PRIMARILY in a wide variety of INCOME-BEARING SECURITIES including convertible bonds and debt securities with equity warrants. At least 20% of the Portfolios' total assets are invested in a combination of INVESTMENT GRADE SECURITIES, GOVERNMENT SECURITIES and MONEY MARKET INSTRUMENTS. As to the remainder of the Portfolio, there are no credit quality limitations and up to 80% of the Portfolio's total assets may be invested in LOWER-RATED DEBT SECURITIES. The Adviser focuses on high yield debt securities, from which it attempts to obtain both high income and reasonable capital appreciation. Nonetheless, at various times the Adviser may shift substantial portions of the Portfolio's assets into other types of INCOME-BEARING SECURITIES so as to change the character of the Portfolio. For example, it could invest substantial amounts in convertible bonds or other INCOME-BEARING SECURITIES having equity characteristics. The Portfolio's performance benchmark is the Merrill Lynch U.S. High Yield Master II Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts), including those located in countries with emerging economies or securities markets and NON-DOLLAR SECURITIES.

A detailed description of rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a significant risk of investing in this Portfolio. Because the Portfolio invests largely in LOWER-RATED SECURITIES it is subject to considerable credit risk and income volatility as well as some prepayment/ extension risk. LOWER-RATED SECURITIES are of lower quality (sometimes substantially lower) and therefore are commonly referred to as "junk bonds." To the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[LORD ABBETT BD GRAPH]

2003                                                                             17.02
2004                                                                              8.14

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lord Abbett Bond
                                                           Debenture Portfolio         8.14%     12.35%
                                                      ---------------------------------------------------
                                                        Merrill Lynch U.S. High
                                                           Yield Master II Index      10.87%     16.75%
                                                      ---------------------------------------------------
                                                        Merrill Lynch U.S. Domestic
                                                           Master Bond Index           4.34%      6.01%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 6.73% (quarter ended June 30, 2003) and lowest return for a quarter was -1.58% (quarter ended June 30, 2004). The year-to-date return as of March 31, 2005 was -2.15%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX consists of all
U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

The MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)

Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)...........................................  N/A
Maximum Deferred Sales Charge...............................  N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions.......................................  N/A
Redemption Fee..............................................  N/A
Exchange Fee................................................  N/A

Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)


                                                                      TOTAL
                                                                     ANNUAL
                                                                    PORTFOLIO
                                            MANAGEMENT    OTHER     OPERATING        EXPENSE          NET
                                               FEES      EXPENSES   EXPENSES    REIMBURSEMENTS(1)   EXPENSES
                                            ----------   --------   ---------   -----------------   --------
Roszel/Lord Abbett Affiliated Portfolio...     0.80%       0.46%      1.26%           0.16%           1.10%
Roszel/Allianz CCM Capital Appreciation
  Portfolio...............................     0.80%       0.30%      1.10%             --            1.10%
Roszel/Lord Abbett Mid Cap Value
  Portfolio...............................     0.85%       0.30%      1.15%             --            1.15%
Roszel/Seligman Mid Cap Growth
  Portfolio...............................     0.85%       0.39%      1.24%           0.09%           1.15%
Roszel/Allianz NFJ Small Cap Value
  Portfolio...............................     0.85%       0.32%      1.17%           0.02%           1.15%
Roszel/JP Morgan Small Cap Growth
  Portfolio...............................     0.95%       0.34%      1.29%           0.04%           1.25%
Roszel/Delaware Trend Portfolio...........     0.85%       0.35%      1.20%           0.05%           1.15%
Roszel/Lord Abbett Bond Debenture
  Portfolio...............................     0.80%       0.67%      1.47%           0.37%           1.10%


---------------


(1) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2006, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.

EXAMPLE


The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same except for the expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Roszel/Lord Abbett Affiliated Portfolio.....................   $112     $384      $676      $1,509
Roszel/Allianz CCM Capital Appreciation Portfolio...........   $112     $350      $606      $1,340
Roszel/Lord Abbett Mid Cap Value Portfolio..................   $117     $365      $633      $1,398
Roszel/Seligman Mid Cap Growth Portfolio....................   $117     $385      $672      $1,492
Roszel/Allianz NFJ Small Cap Value Portfolio................   $117     $370      $642      $1,419
Roszel/JP Morgan Small Cap Growth Portfolio.................   $127     $405      $704      $1,553
Roszel/Delaware Trend Portfolio.............................   $117     $376      $655      $1,450
Roszel/Lord Abbett Bond Debenture Portfolio.................   $112     $428      $768      $1,726


The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

GOVERNMENT SECURITIES

Each Portfolio may invest in GOVERNMENT SECURITIES. GOVERNMENT SECURITIES include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. GOVERNMENT SECURITIES may be supported by the: (a) full faith credit of the U.S. Treasury,
(2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. GOVERNMENT SECURITIES also include Treasury receipts, zero coupon bonds and other stripped GOVERNMENT SECURITIES, where the principal and interest components of the stripped GOVERNMENT SECURITIES are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain GOVERNMENT SECURITIES. For certain securities law purposes, custody receipts are not considered GOVERNMENT SECURITIES.

GOVERNMENT SECURITIES generally entail interest rate risk comparable with other HIGH-GRADE SECURITIES although, at times, certain stripped GOVERNMENT SECURITIES may entail a greater degree of interest rate risk. GOVERNMENT SECURITIES in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped GOVERNMENT SECURITIES entail a small degree of such risk. Except for mortgage-backed GOVERNMENT SECURITIES, GOVERNMENT SECURITIES do not entail prepayment or extension risk.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

The Portfolios may invest in SECURITIES OF FOREIGN ISSUERS as part of their principal investment strategy. Some of these Portfolios also may invest in NON-DOLLAR SECURITIES.

Investments in the SECURITIES OF FOREIGN ISSUERS or investments in NON-DOLLAR SECURITIES involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

SMALL CAPITALIZATION COMPANIES

The Portfolios whose investment strategy includes investment in securities of SMALL CAPITALIZATION companies do so as part of their principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.

"WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS

Certain of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

LOWER-RATED INCOME BEARING SECURITIES

As part of its principal investment strategy, Roszel/Lord Abbett Bond Debenture Portfolio may invest a substantial portion of its assets in high-yielding INCOME-BEARING SECURITIES rated below INVESTMENT GRADE. Other Portfolios also may invest in below investment grade securities, but not as a principal investment strategy. Securities rated below INVESTMENT GRADE are commonly known as "junk bonds." These LOWER-RATED SECURITIES are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such LOWER-RATED SECURITIES also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding LOWER-RATED SECURITIES may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of LOWER-RATED SECURITIES adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it may be required to seek recovery upon a default in the payment of principal or interest on its INCOME-BEARING SECURITIES. Although some risk is inherent in all securities, holders of INCOME-BEARING SECURITIES have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in EQUITY SECURITIES of the same issuer.

LOWER-RATED SECURITIES may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue LOWER-RATED SECURITIES are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with INVESTMENT GRADE SECURITIES. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of LOWER-RATED SECURITIES may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of LOWER-RATED SECURITIES because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

LOWER-RATED SECURITIES frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain LOWER-RATED SECURITIES for which there is a thin trading market. Because not all dealers maintain markets in all LOWER-RATED SECURITIES, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for LOWER-RATED SECURITIES, it is generally not as liquid as that for INVESTMENT GRADE SECURITIES. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of LOWER-RATED SECURITIES, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire LOWER-RATED SECURITIES that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire LOWER-RATED SECURITIES during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for INCOME-BEARING SECURITIES appears in the appendix of the SAI.

                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of each Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in a Portfolio's Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.


                                                                 ANNUAL RATE
                                                               (AS PERCENTAGE
                                                                 OF AVERAGE
                         PORTFOLIO                            DAILY NET ASSETS)
                         ---------                            -----------------
Roszel/Lord Abbett Affiliated Portfolio.....................        0.80%
Roszel/Allianz CCM Capital Appreciation Portfolio...........        0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio..................        0.85%
Roszel/Seligman Mid Cap Growth Portfolio....................        0.85%
Roszel/Allianz NFJ Small Cap Value Portfolio................        0.85%
Roszel/JP Morgan Small Cap Growth Portfolio.................        0.95%
Roszel/Delaware Trend Portfolio.............................        0.85%
Roszel/Lord Abbett Bond Debenture Portfolio.................        0.80%


OTHER ADVISERS

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio's assets.

LORD, ABBETT & CO. LLC                   ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
90 Hudson Street
Jersey City, NJ 07302-3973


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $92 billion in 50 mutual fund portfolios and other advisory accounts, as of December 31, 2004.



Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Roszel/Lord Abbett Affiliated Portfolio. Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, and Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, head the team. Messrs. Salzmann and Dinsky are jointly and primarily responsible for the day-to-day management of the Portfolio.



Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, jointly manages the Portfolio. He joined Lord, Abbett & Co. LLC in 1997 from Mutual of America where he was a portfolio manager and analyst. Mr. Salzmann has a B.A. from Princeton University and a M.B.A. from New York University.



Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, jointly manages the Portfolio. Mr. Dinsky joined Lord, Abbett & Co. LLC in 2000. He previously worked at Prudential Asset Management where he served as a managing director. Mr. Dinsky has a B.B.A. from City College of New York-Baruch School of Business and a M.A. from Northwestern University.



Robert G. Morris, CFA, Partner and Director of Equity Investments, is a member of the investment team. Mr. Morris joined Lord, Abbett & Co. LLC in 1991. He previously worked at Chase Manhattan Bank where he served as vice president & manager of Equity & Equity Investment Research. Mr. Morris has a B.A. in Economics from the State University of NY-Buffalo and an M.A. from Northwestern University.



W. Thomas Hudson, Jr., CFA, Partner and Portfolio Manager, is a member of the investment team. Mr. Hudson joined Lord, Abbett & Co. LLC in 1982 as director of research and in 1989 changed his responsibilities to include portfolio management and special situations research. Mr. Hudson has a B.S. in Finance and Accounting from St. Mary's College.



Kenneth G. Fuller CFA, Partner and Portfolio Manager, is a member of the investment team. Mr. Fuller joined Lord Abbett in 2002 from Manley Fuller Asset Management, L.P. where he was Founder and Principal. Mr. Fuller received a BBA from Temple University and an MBA from Columbia University.



CADENCE CAPITAL MANAGEMENT LLC           ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION
PORTFOLIO

1345 Avenue of the Americas
New York, NY 10105


Cadence Capital Management LLC, located at 265 Franklin Street, 11th Floor, Boston, MA, provides advisory services to mutual funds and institutional accounts. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence Capital Management LLC, commenced operations in 1988. Accounts managed by Cadence Capital Management LLC had combined assets as of December 31, 2004 of approximately $6 billion.



William B. Bannick, Managing Director, Executive Vice President and Chief Investment Officer at Cadence Capital Management LLC, jointly manages the Portfolio. Mr. Bannick is a research generalist and Senior Portfolio Manager for the Cadence team. He has managed separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1992.

Robert L. Fitzpatrick, Portfolio Manager, jointly manages the Portfolio. Mr. Fitzpatrick covers the hardware side of the Technology industry, including semiconductors, computers, other equipment and telecommunications and manages separately managed equity accounts for various Cadence institutional clients and has been a member of the team that manages the Allianz Funds sub-advised by Cadence since joining Cadence in 1999.


LORD, ABBETT & CO. LLC                ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $92 billion in 50 mutual fund portfolios and other advisory accounts, as of December 31, 2004.


Edward K. von der Linde, Partner and Portfolio Manager, manages the Portfolio. Mr. von der Linde joined Lord, Abbett & Co. LLC in 1988. Before that, he was as an investment analyst at New York Life Insurance Company. He has a B.A. from Lake Forest College in International Relations and a M.B.A. in Finance from New York University.

J. & W. SELIGMAN & CO. INCORPORATED     ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
100 Park Avenue
New York, NY 10017


J. & W. Seligman & Co. Incorporated, founded in 1864, provides management and advisory services to institutional clients and individuals. Additionally, it manages Tri-Continental Corporation, the largest publicly traded, diversified closed-end investment company in the United States, and two closed-end municipal bond funds which are traded on the New York Stock Exchange. J. & W. Seligman & Co. Incorporated had assets of approximately $21 billion under management as of December 31, 2004.


Marion S. Schultheis, managing director of J. & W. Seligman & Co. Incorporated, manages the Portfolio. Ms. Schultheis has more than 20 years of investment experience. Previously, she was a managing director of Chancellor LGT, overseeing that firm's Large Cap Equity Growth team. Prior to that she was a senior portfolio manager for IDS Advisory Group, Inc. Ms. Schultheis has an M.B.A. in Finance from the University of Minnesota and a B.A. in Mathematics from Rutgers University.


NFJ INVESTMENT GROUP L.P.           ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO


1345 Avenue of the Americas

New York, NY 10105-4800


NFJ Investment Group L.P., located at 2121 San Jacinto, Suite 1840, Dallas, TX, provides advisory services to mutual funds and institutional accounts. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ Investment Group L.P., commenced operations in 1989. Accounts managed by NFJ Investment Group L.P. had assets as of December 31, 2004 of approximately $9 billion.



Paul A. Magnuson, Managing Director. Mr. Magnuson is the senior research analyst and a portfolio manager with over 18 years' experience in equity analysis and portfolio management. He currently co-manages the Small-Cap Value and Value investment products for NFJ. Prior to joining NFJ Investment Group in 1992, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.



E. Clifton Hoover, Jr., CFA, Managing Director. Mr. Hoover is a portfolio manager and currently co-manages the PIMCO NFJ Small Cap Value Fund and the PIMCO NFJ Dividend Value Fund. He has over 18 years' experience in financial analysis and portfolio management. Prior to joining NFJ Investment Group in 1997, he was a vice president at Credit Lyonnais and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985. Mr. Hoover received his BBA and MBA from Texas Tech University in 1984 and 1985, respectively.

J.P. MORGAN INVESTMENT MANAGEMENT INC.         ROSZEL/JP MORGAN SMALL CAP GROWTH
PORTFOLIO
522 Fifth Avenue
New York, NY 10036


J.P. Morgan Investment Management Inc. ("JP Morgan") offers a wide range of services to governmental, institutional, corporate and individual customers, and acts as an investment adviser to individual and institutional clients. J.P. Morgan, an indirect wholly-owned subsidiary of J.P. Morgan Chase and Co., is a publicly-traded bank holding company. As of December 31, 2004, J.P. Morgan and its affiliates had approximately $791 billion in assets under management.



Eytan Shapiro, Vice President/Portfolio Manager, joined JP Morgan in 1985. Mr. Shapiro also manages U.S. small cap wrap and domestic institutional accounts and is co-portfolio manager of the U.K.-domiciled JPMF US Smaller Companies Fund, the Luxembourg-domiciled JPMF America Small Cap Fund, and the U.S.-based JPMorgan Small Cap Growth Fund. He is also responsible for analytical coverage of the media, telecommunications, and capital goods sectors. Mr. Shapiro joined the firm in 1985 as a manager in the Hong Kong research department, and later served as a portfolio manager. He joined the small cap team in 1992 as an analyst and assumed portfolio management responsibilities in 1994. He had previously been an investment analyst at Philips & Drew in London. Mr. Shapiro holds a M.Phil. in economics from Oxford University and a B.Sc. in economics from City University, London. He is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a CFA charterholder.


DELAWARE MANAGEMENT COMPANY                      ROSZEL/DELAWARE TREND PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094


Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $97 billion in assets under management as of December 31, 2004.



Gerald S. Frey, Managing Director/Chief Investment Officer - Growth Investing, has primary responsibility for making day-to-day decisions for the Portfolio. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University.



When making decisions for the Portfolio, Mr. Frey regularly consults with Marshall T. Bassett, Matt Todorow, Jr., Jeffrey W. Hynoski, Steven T. Lampe and Lori P. Wachs.



Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.



Jeffrey W. Hynoski, Vice President/Senior Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid-and large capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.



Matt Todorow Vice President/Portfolio Manager joined Delaware Investments in 2003. Mr. Todorow recently served as an Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and a MBA from the University of Georgia's Terry College of Business.

Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the health care sector. He previously served as a tax/audit manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

LORD, ABBETT & CO. LLC               ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $92 billion in 50 mutual fund portfolios and other advisory accounts, as of December 31, 2004.


Christopher J. Towle, CFA and Partner and Portfolio Manager, manages the Portfolio. Mr. Towle joined Lord, Abbett & Co. LLC in 1987. Prior to that, he was assistant vice president and portfolio manager at the American International Group. Mr. Towle has a B.A. in economics from Rutgers University.


The SAI provides additional information about the Portfolio Manager(s)' compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)' ownership of shares of the Portfolios to the extent applicable.


                               OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Policy on Disruptive Trading

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or appropriate Portfolio's best interests. For example, the Trust may reject purchase orders from separate accounts when such orders are part of a pattern of large purchases and redemptions that reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a Portfolio's assets between daily pricings.

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Portfolio that may disrupt orderly management of the Portfolio's investment portfolio ("DISRUPTIVE TRADING"). As investment vehicles for variable contracts, which are designed as long-term investments, the Portfolios are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Portfolio or market sector. Such practices often disrupt the orderly management of a Portfolio's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings.

     - necessitating premature liquidation of certain investments at unfavorable prices.

     - increasing brokerage commissions and other portfolio transaction expenses.

Likewise, arbitrage of the changing value of a Portfolio's assets between daily pricing often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers.


The Trust's board of trustees has adopted policies and procedures reasonably designed to detect and deter DISRUPTIVE TRADING. The Trust's policies include:
(1) a policy of not knowingly accommodating contract owner transactions that result in DISRUPTIVE TRADING, (2) a policy of applying any future restrictions on the volume or number of purchases of Portfolio shares uniformly to all separate accounts without exception, and (3) a policy permitting procedures to vary among Portfolios provided that procedures related to restrictions on the volume or number of purchases of shares for a particular Portfolio apply uniformly to all separate accounts investing in the Portfolio. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any Portfolio's shares.



Though each separate account typically either purchases or redeems shares of its corresponding Portfolio each day, the Trust does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio's size and not the random result of net variable contact owner transactions in a separate account. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) "market timing," (2) arbitrage based on the lag between the time the value of certain portfolio investments changes and the time the portfolio computes its net asset value, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be DISRUPTIVE TRADING and will take appropriate action to deter such trading including adoption of specific procedures appropriate to the circumstances. Current procedures include ones designed to ensure that each separate account has effective policies and procedures operating to identify and deter DISRUPTIVE TRADING by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust's board of trustees, the Trust may adopt redemption fees for shares of one or more Portfolios. In addition to adopting procedures, the Trust may take other actions to stop DISRUPTIVE TRADING such as ceasing sales of additional shares of one or more Portfolios to a separate account through which offending contract owners are operating. In such an event, all other owners of contracts issued through that separate account would be disadvantaged. With the exception of restrictions on the volume or number of share purchases, procedures adopted or actions taken to deter DISRUPTIVE TRADING may be particular to the separate account in question and be the subject of negotiation with the separate account's sponsoring insurance company, the Trust may not take such action on a uniform basis for all separate accounts.


Although the Trust will endeavor to ensure that each separate account can and does identify and deter DISRUPTIVE TRADING by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of DISRUPTIVE TRADING.

  Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.


PORTFOLIO HOLDINGS



A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is available in the SAI.


DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

The Roszel/Lord Abbett Bond Debenture Portfolio intends to distribute substantially all of its net investment income monthly. Each of the other Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

A Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.


If quotations are not readily available for a portfolio, or if an Adviser believes that a quotation or other market price for a portfolio security does not represent its fair value, Roszel Advisors may value the security using procedures approved by the Trust's board of trustees that are designed to establish its "fair" value. Under the fair value procedures, if the Trust's accounting agent cannot readily obtain a quotation for a security [from an approved pricing source], it refers the matter to Roszel Advisor's Valuation Committee to determine the fair value of the security. Likewise, when a subadviser believes that a quoted price, or a price provided by an approved pricing source is incorrect or does not reflect the fair value of a security, it may refer the matter to the Valuation Committee to determine the fair value. The Valuation Committee follows different protocols for different types of securities and circumstances.



The fair value procedures may be used to value any security held by any Portfolio in the appropriate circumstances. Most often, however, the fair value procedures are used to establish the values of SMALL CAPITALIZATION SECURITIES, LOWER-RATED SECURITIES or SECURITIES OF FOREIGN ISSUERS. Among these, Roszel Advisors relies on its fair value procedures the most in connection with SECURITIES OF FOREIGN ISSUERS whose principal trading market(s) is outside the U.S. and/or are NON-DOLLAR SECURITIES. From time to time, events occur that affect FOREIGN ISSUERS or the securities they have issued, or information about the issuer or securities becomes available, after the close of trading in the securities but before 4:00 p.m. Eastern time. In these situations, the fair value of the security may be different from the last available quotation or other market price. The fair value procedures forSECURITIES OF FOREIGN ISSUERS and/or NON-DOLLAR SECURITIES may include consultation with an independent fair value pricing service.



Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Valuation Committee under the fair value procedures for any security may vary from the last quoted sale price or market close price, or from the value given to the same security by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) the Valuation Committee itself had it used a different methodology to value the security. The Trust and Roszel Advisors cannot assure that a security can be sold at the fair value assigned to it at any time.



Use of the fair value procedures entails the risk that the valuation of a security may result in greater fluctuation in its value from one day to the next than would be the case if market values were available, as well as the risk that a Portfolio could not sell the security for the fair value established for it under the procedures.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2002, December 31, 2003 and December 31, 2004 has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report appears in the Trust's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover of this Prospectus or from your insurance company.



                                                                    ROSZEL/LORD ABBETT
                                                                        AFFILIATED
                                                                        PORTFOLIO
                                                       --------------------------------------------
                                                          YEAR ENDED               MAY 1, 2003* TO
                                                       DECEMBER 31, 2004          DECEMBER 31, 2003
                                                       -----------------          -----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............         $ 12.11                    $ 10.00
                                                            -------                    -------
Investment income (loss) -- net(a)(g)..............            0.10                       0.07
Realized and unrealized gain on
  investments -- net...............................            1.21                       2.04
                                                            -------                    -------
Total from investment operations...................            1.31                       2.11
                                                            -------                    -------
Distributions to shareholders from:
  Investment income -- net.........................            0.05                         --
  Realized gain -- net.............................           (0.51)                        --
                                                            -------                    -------
Total distributions................................           (0.56)                        --
Net asset value, end of period.....................         $ 12.86                    $ 12.11
                                                            =======                    =======
TOTAL RETURN(B):...................................           11.27%                     21.10%(c)
                                                            =======                    =======
RATIOS TO AVERAGE NET ASSETS(D):
Expenses before expense reductions(e)..............            1.26%                      1.61%(d)
Expenses net of waivers and reimbursements, if
  any(f)...........................................            1.10%                      1.10%(d)
Expenses net of all reductions(g)..................            1.07%                      0.80%(d)
Investment income (loss) -- net before expense
  reductions(e)....................................            0.60%                      0.14%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)........................            0.76%                      0.65%(d)
Investment income (loss) -- net of all
  reductions(g)....................................            0.79%                      0.95%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........         $36,291                    $36,472
                                                            =======                    =======
Portfolio turnover rate............................              89%                        65%
                                                            =======                    =======


---------------

*   Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                    ROSZEL/ALLIANZ CCM
                                                                   CAPITAL APPRECIATION
                                                                        PORTFOLIO
                                                       --------------------------------------------
                                                          YEAR ENDED               MAY 1, 2003* TO
                                                       DECEMBER 31, 2004          DECEMBER 31, 2003
                                                       -----------------          -----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............        $  11.83                   $  10.00
                                                           --------                   --------
Investment income (loss) -- net(a)(g)..............            0.06                      (0.01)
Realized and unrealized gain on
  investments -- net...............................            1.44                       1.84
                                                           --------                   --------
Total from investment operations...................            1.50                       1.83
                                                           --------                   --------
Distributions to shareholders from:
  Investment income -- net.........................              --                         --
  Realized gain -- net.............................           (0.08)                        --
                                                           --------                   --------
Total distributions................................           (0.08)                        --
Net asset value, end of period.....................        $  13.25                   $  11.83
                                                           ========                   ========
TOTAL RETURN(B):...................................           12.80%                     18.30%(c)
                                                           ========                   ========
RATIOS TO AVERAGE NET ASSETS(D):
Expenses before expense reductions(e)..............            1.10%                      1.21%(d)
Expenses net of waivers and reimbursements, if
  any(f)...........................................            1.10%                      1.10%(d)
Expenses net of all reductions(g)..................            1.06%                      1.01%(d)
Investment income (loss) -- net before expense
  reductions(e)....................................            0.42%                    (0.36)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)........................            0.42%                    (0.25)%(d)
Investment income (loss) -- net of all
  reductions(g)....................................            0.46%                    (0.16)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...........        $183,477                   $169,495
                                                           ========                   ========
Portfolio turnover rate............................             146%                       260%
                                                           ========                   ========


---------------


*   Commencement of investment operations.



(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                   ROSZEL/LORD ABBETT
                                                                     MID CAP VALUE
                                                                       PORTFOLIO
                                                       ------------------------------------------
                                                           YEAR           YEAR         JULY 1,
                                                          ENDED          ENDED         2002* TO
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2004           2003           2002
                                                       ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................    $  11.24       $   9.04       $  10.00
                                                         --------       --------       --------
Investment income -- net(a)(g).......................        0.06           0.07           0.05
Realized and unrealized gain (loss) on
  investments -- net.................................        2.53           2.16          (1.01)
                                                         --------       --------       --------
Total from investment operations.....................        2.59           2.23          (0.96)
                                                         --------       --------       --------
Distributions to shareholders from:
  Investment income -- net...........................       (0.07)         (0.03)            --
  Realized gain -- net...............................       (0.48)            --             --
                                                         --------       --------       --------
Total distributions..................................       (0.55)         (0.03)            --
Net asset value, end of period.......................    $  13.28       $  11.24       $   9.04
                                                         ========       ========       ========
TOTAL RETURN(B)......................................       23.77%         24.71%         (9.60)%(c)
                                                         ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)................        1.15%          1.21%          1.53%(d)
Expenses net of waivers and reimbursements, if
  any(f).............................................        1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g)....................        1.15%          1.14%          0.99%(d)
Investment income -- net before expense
  reductions(e)......................................        0.48%          0.62%          0.61%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)..........................        0.48%          0.68%          0.99%(d)
Investment income -- net of all reductions(g)........        0.48%          0.69%          1.15%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............    $157,417       $137,276       $105,902
                                                         ========       ========       ========
Portfolio turnover rate..............................          32%            47%            15%
                                                         ========       ========       ========


---------------

*   Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                    ROSZEL/SELIGMAN
                                                                     MID CAP GROWTH
                                                                       PORTFOLIO
                                                       ------------------------------------------
                                                           YEAR           YEAR         JULY 1,
                                                          ENDED          ENDED         2002* TO
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2004           2003           2002
                                                       ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................    $  12.24       $  9.18        $ 10.00
                                                         --------       -------        -------
Investment income (loss) -- net(a)(g)................       (0.07)        (0.06)         (0.02)
Realized and unrealized gain (loss) on
  investments -- net.................................        1.11          3.12          (0.80)
                                                         --------       -------        -------
Total from investment operations.....................        1.04          3.06          (0.82)
                                                         --------       -------        -------
Distributions to shareholders from realized
  gain -- net........................................       (0.41)           --             --
                                                         --------       -------        -------
Net asset value, end of period.......................    $  12.87       $ 12.24        $  9.18
                                                         ========       =======        =======
TOTAL RETURN(B)......................................        8.57%        33.33%         (8.20)%(c)
                                                         ========       =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)................        1.24%         1.43%          2.29%(d)
Expenses net of waivers and reimbursements, if
  any(f).............................................        1.15%         1.15%          1.15%(d)
Expenses net of all reductions(g)....................        1.04%         1.10%          0.93%(d)
Investment income -- net before expense
  reductions(e)......................................       (0.78)%       (0.92)%        (1.75)%(d)
Investment loss -- net of waivers and reimbursements,
  if any(f)..........................................       (0.69)%       (0.64)%        (0.61)%(d)
Investment loss -- net of all reductions(g)..........       (0.58)%       (0.59)%        (0.39)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............    $ 49,925       $32,793        $14,191
                                                         ========       =======        =======
Portfolio turnover rate..............................         214%          144%            60%
                                                         ========       =======        =======


---------------


*   Commencement of investment operations.



(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                   ROSZEL/ALLIANZ NFJ
                                                                    SMALL CAP VALUE
                                                                       PORTFOLIO
                                                       ------------------------------------------
                                                           YEAR           YEAR         JULY 1,
                                                          ENDED          ENDED         2002* TO
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2004           2003           2002
                                                       ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................    $ 11.47        $  9.33        $ 10.00
                                                         -------        -------        -------
Investment income -- net(a)(g).......................       0.25           0.20           0.09
Realized and unrealized gain (loss) on
  investments -- net.................................       2.35           2.90          (0.70)
                                                         -------        -------        -------
Total from investment operations.....................       2.60           3.10          (0.61)
                                                         -------        -------        -------
Distributions to shareholders from:
  Investment income -- net...........................         --          (0.23)         (0.06)
  Realized gain -- net...............................      (0.13)         (0.73)            --
                                                         -------        -------        -------
Total distributions..................................      (0.13)         (0.96)         (0.06)
                                                         -------        -------        -------
Net asset value, end of period.......................    $ 13.94        $ 11.47        $  9.33
                                                         =======        =======        =======
TOTAL RETURN(B)......................................      22.83%         33.19%         (6.10)%(c)
                                                         =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)................       1.17%          1.34%          1.99%(d)
Expenses net of waivers and reimbursements, if
  any(f).............................................       1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g)....................       1.13%          1.05%          1.14%(d)
Investment income (loss) -- net before expense
  reductions(e)......................................       2.13%          1.67%          1.13%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)..........................       2.15%          1.86%          1.97%(d)
Investment income -- net of all reductions(g)........       2.17%          1.96%          1.98%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............    $96,956        $62,982        $61,194
                                                         =======        =======        =======
Portfolio turnover rate..............................         51%            62%             9%
                                                         =======        =======        =======


---------------

*   Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                    ROSZEL/JP MORGAN
                                                                    SMALL CAP GROWTH
                                                                       PORTFOLIO
                                                       ------------------------------------------
                                                           YEAR           YEAR         JULY 1,
                                                          ENDED          ENDED         2002* TO
                                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                           2004           2003           2002
                                                       ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................    $ 11.65        $  8.50        $ 10.00
                                                         -------        -------        -------
Investment loss -- net(a)(g).........................      (0.11)         (0.09)         (0.03)
Realized and unrealized gain (loss) on
  investments -- net.................................       1.16           3.24          (1.47)
                                                         -------        -------        -------
Total from investment operations.....................       1.05           3.15          (1.50)
                                                         -------        -------        -------
Net asset value, end of period.......................    $ 12.70        $ 11.65        $  8.50
                                                         =======        =======        =======
TOTAL RETURN(B)......................................       9.01%         37.06%        (15.00)%(c)
                                                         =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)................       1.29%          1.39%          2.02%(d)
Expenses net of waivers and reimbursements, if
  any(f).............................................       1.25%          1.25%          1.25%(d)
Expenses net of all reductions(g)....................       1.25%          1.24%          1.25%(d)
Investment loss -- net before expense
  reductions(e)......................................      (0.96)%        (1.09)%        (1.55)%(d)
Investment loss -- net of waivers and reimbursements,
  if any(f)..........................................      (0.92)%        (0.95)%        (0.78)%(d)
Investment loss -- net of all reductions(g)..........      (0.92)%        (0.94)%        (0.78)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).............    $73,682        $73,396        $44,483
                                                         =======        =======        =======
Portfolio turnover rate..............................        111%            46%            34%
                                                         =======        =======        =======


---------------


*   Commencement of investment operations.



(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                    ROSZEL/DELAWARE
                                                                         TREND
                                                                       PORTFOLIO
                                                              ---------------------------
                                                                  YEAR          MAY 1,
                                                                 ENDED         2003* TO
                                                              DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 12.39        $ 10.00
                                                                -------        -------
Investment loss -- net(a)(g)................................      (0.09)         (0.05)
Realized and unrealized gain on investments -- net..........       1.51           2.44
                                                                -------        -------
Total from investment operations............................       1.42           2.39
                                                                -------        -------
Distributions to shareholders from:
  Realized gain -- net......................................      (0.19)            --
                                                                -------        -------
Net asset value, end of period..............................    $ 13.62        $ 12.39
                                                                =======        =======
TOTAL RETURN(B).............................................      11.54%         23.90%(c)
                                                                =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).......................       1.20%          1.36%(d)
Expenses net of waivers and reimbursements, if any(f).......       1.15%          1.15%(d)
Expenses net of all reductions(g)...........................       1.14%          1.15%(d)
Investment loss -- net before expense reductions(e).........      (0.77)%        (0.92)%(d)
Investment loss -- net of waivers and reimbursements, if
  any(f)....................................................      (0.72)%        (0.71)%(d)
Investment loss -- net of all reductions(g).................      (0.71)%        (0.71)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $79,235        $68,647
                                                                =======        =======
Portfolio turnover rate.....................................         48%           114%
                                                                =======        =======


---------------

*   Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                    ROSZEL/LORD ABBETT
                                                                      BOND DEBENTURE
                                                                        PORTFOLIO
                                                        ------------------------------------------
                                                            YEAR           YEAR         JULY 1,
                                                           ENDED          ENDED         2002* TO
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            2004           2003           2002
                                                        ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................    $ 11.48        $ 10.38         $10.00
                                                          -------        -------         ------
Investment income -- net(a)(g)........................       0.60           0.64           0.27
Realized and unrealized gain on investments -- net....       0.35           1.08           0.30
                                                          -------        -------         ------
Total from investment operations......................       0.95           1.72           0.57
                                                          -------        -------         ------
Distributions to shareholders from:
  Investment income -- net............................      (0.62)         (0.61)         (0.19)
  Realized gain -- net................................      (0.07)         (0.01)            --
                                                          -------        -------         ------
Total distributions...................................      (0.69)         (0.62)         (0.19)
                                                          -------        -------         ------
Net asset value, end of period........................    $ 11.74        $ 11.48         $10.38
                                                          =======        =======         ======
TOTAL RETURN(B).......................................       8.14%         17.02%          5.74%(c)
                                                          =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).................       1.47%          2.15%         13.76%(d)
Expenses net of waivers and reimbursements, if
  any(f)..............................................       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g).....................       1.10%          1.10%          1.10%(d)
Investment income (loss) -- net before expense
  reductions(e).......................................       4.93%          4.72%         (7.40)%(d)
Investment income -- net of waivers and
  reimbursements, if any(f)...........................       5.30%          5.77%          5.26%(d)
Investment income -- net of all reductions(g).........       5.30%          5.77%          5.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..............    $14,860        $16,794         $1,726
                                                          =======        =======         ======
Portfolio turnover rate...............................         87%            63%            22%
                                                          =======        =======         ======


---------------


*   Commencement of investment operations.



(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the period shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, is the independent registered public accounting firm of the Trust.


CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

Chart 1


------------------------------------------------------------------------------------------------------------------------------
                                              ROSZEL/        ROSZEL/       ROSZEL/       ROSZEL/       ROSZEL/
                                ROSZEL/     ALLIANZ CCM    LORD ABBETT    SELIGMAN     ALLIANZ NFJ    JP MORGAN      ROSZEL/
                              LORD ABBETT     CAPITAL        MID CAP       MID CAP      SMALL CAP     SMALL CAP     DELAWARE
                              AFFILIATED    APPRECIATION      VALUE        GROWTH         VALUE        GROWTH         TREND
                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND
 TECHNIQUES
------------------------------------------------------------------------------------------------------------------------------
 Borrowings and Reverse        33.33         33.33          33.33         33.33         33.33         33.33         33.33
 Repurchase Agreements
------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements           /             -              /             -             /             /             -
------------------------------------------------------------------------------------------------------------------------------
 Securities Lending              -             -              -             -             -             X             -
------------------------------------------------------------------------------------------------------------------------------
 Short Sales Against the Box     -             -              X             -             -             X             -
------------------------------------------------------------------------------------------------------------------------------
 When-Issued Securities and      -             -              X             -             -             -             -
 Delayed Delivery Securities
------------------------------------------------------------------------------------------------------------------------------
 Illiquid Investments            -             -              -            [15]           -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Restricted Securities           -             -              X             -             X             X             -
 (including illiquid Rule
 144A securities)
------------------------------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A     -             -              X             -             X             X             -
 Securities
------------------------------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
------------------------------------------------------------------------------------------------------------------------------
 Securities of Foreign           25            10             20            10            25            25            25
 Issuers
------------------------------------------------------------------------------------------------------------------------------
 Equity Securities               /             /              /             /             /             /             /
------------------------------------------------------------------------------------------------------------------------------
 Equity Securities of            25            10             20            10            25            25            25
 Foreign Issuers
------------------------------------------------------------------------------------------------------------------------------
 American, European and          25            10             20            10            25            25            25
 Global Depository Receipts
------------------------------------------------------------------------------------------------------------------------------
 REITs                           -             -              /             X             /             -             -
------------------------------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase     -             -              -             -             -             X             -
 Rights
------------------------------------------------------------------------------------------------------------------------------
 Investment Company              -             -              -             -             -             -             -
 Securities (including World
 Equity Benchmark Shares and
 Standard & Poor's
 Depository Receipts)
------------------------------------------------------------------------------------------------------------------------------
 Debt Securities                 -             -              -             /             -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Government Securities           -             -              -             /             -             -             -
------------------------------------------------------------------------------------------------------------------------------
 Investment Grade Debt           -             -              -             /             -             -             -
 Securities
------------------------------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities     -             -              -             -             -             -             -
------------------------------------------------------------------------------------------------------------------------------


                                 Chart 1, page 1

------------------------------------------------------------------------------------------------------------------------------
                                              ROSZEL/        ROSZEL/       ROSZEL/       ROSZEL/       ROSZEL/
                                ROSZEL/     ALLIANZ CCM    LORD ABBETT    SELIGMAN     ALLIANZ NFJ    JP MORGAN      ROSZEL/
                              LORD ABBETT     CAPITAL        MID CAP       MID CAP      SMALL CAP     SMALL CAP     DELAWARE
                              AFFILIATED    APPRECIATION      VALUE        GROWTH         VALUE        GROWTH         TREND
                               PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign      -             -              X             X             X             X             -
 Government Issuers
------------------------------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign      -             -              X             X             -             X             -
 Corporate Issuers
------------------------------------------------------------------------------------------------------------------------------
 Non-Dollar Securities           -             -              X             -             X             X             -
------------------------------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND
 CONTRACTS
------------------------------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities      X             X              X             -             -             X             X
------------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Securities         X             X              X             -             -             X             X
------------------------------------------------------------------------------------------------------------------------------
 Options on Securities and       -             -              -             -             X             -             -
 Indices
------------------------------------------------------------------------------------------------------------------------------
 Stock Index Futures             -             -              -             -             -             -             -
 Contracts and Options
 Thereon
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Futures           -             -              X             -             -             X             -
 Contracts and Options
 Thereon
------------------------------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND
 SWAPS
------------------------------------------------------------------------------------------------------------------------------
 Forward Foreign Currency        -             -              X             -             X             X             -
 Exchange Contracts
------------------------------------------------------------------------------------------------------------------------------
 Currency Options and            -             -              X             -             X             -             -
 Futures Contracts
------------------------------------------------------------------------------------------------------------------------------
 Currency Swaps                  X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging          X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Swaps             X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors      X             X              X             -             X             -             X
 and Collars
------------------------------------------------------------------------------------------------------------------------------
 Equity Swaps                    X             X              X             -             X             -             X
------------------------------------------------------------------------------------------------------------------------------


                                 Chart 1, page 2

Chart 2

-------------------------------------------------------------------------
                                                                ROSZEL/
                                                              LORD ABBETT
                                                                 BOND
                                                               DEBENTURE
                                                               PORTFOLIO
-------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
-------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements                  33.33
-------------------------------------------------------------------------
 Repurchase Agreements                                           /
-------------------------------------------------------------------------
 Securities Lending                                              -
-------------------------------------------------------------------------
 Short Sales Against the Box                                     X
-------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery Securities          -
-------------------------------------------------------------------------
 Illiquid Investments                                            -
-------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule 144A             -
 securities)
-------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities                          -
-------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
-------------------------------------------------------------------------
 Securities of Foreign Issuers                                   25
-------------------------------------------------------------------------
 Equity Securities                                               -
-------------------------------------------------------------------------
 American, European and Global Depository Receipts               25
-------------------------------------------------------------------------
 Debt Securities                                                 /
-------------------------------------------------------------------------
 Government Securities                                           20
-------------------------------------------------------------------------
 Taxable Municipal Debt Securities                               X
-------------------------------------------------------------------------
 Tax-Free Municipal Debt Securities                              X
-------------------------------------------------------------------------
 Municipal Obligation Components                                 X
-------------------------------------------------------------------------
 Investment Grade Debt Securities                                /
-------------------------------------------------------------------------
 Lower-Rated Debt Securities                                     /
-------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers                   20
-------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers                    25
-------------------------------------------------------------------------
 Non-Dollar Securities                                           20
-------------------------------------------------------------------------

                                 Chart 2, page 1

-------------------------------------------------------------------------
                                                                ROSZEL/
                                                              LORD ABBETT
                                                                 BOND
                                                               DEBENTURE
                                                               PORTFOLIO
-------------------------------------------------------------------------
 Zero Coupon Debt Securities                                     -
-------------------------------------------------------------------------
 Bank Obligations                                                -
-------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
-------------------------------------------------------------------------
 Mortgage-Backed Securities                                      -
-------------------------------------------------------------------------
 Adjustable Rate Mortgage Loans                                  X
-------------------------------------------------------------------------
 Collateralized Mortgage Obligations                             X
-------------------------------------------------------------------------
 Multiple Class Mortgage-Backed Securities                       X
-------------------------------------------------------------------------
 Privately Issued Mortgage-Backed Securities                     X
-------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities                             X
-------------------------------------------------------------------------
 Mortgage Dollar Rolls                                           -
-------------------------------------------------------------------------
 Asset-Backed Securities                                         -
-------------------------------------------------------------------------
 Options on Securities and Indices                               -
-------------------------------------------------------------------------
 Yield Curve Options                                             X
-------------------------------------------------------------------------
 Structured and Indexed Debt Securities                          -
-------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options Thereon             X
-------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
-------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts                     X
-------------------------------------------------------------------------
 Currency Options and Futures Contracts                          X
-------------------------------------------------------------------------
 Currency Swaps                                                  X
-------------------------------------------------------------------------
 Currency Cross-Hedging                                          X
-------------------------------------------------------------------------
 Interest Rate Swaps                                             X
-------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars                          X
-------------------------------------------------------------------------
 Mortgage Swaps                                                  X
-------------------------------------------------------------------------

                                 Chart 2, page 2

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST


If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.


ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

                         MLIG VARIABLE INSURANCE TRUST

                                   PROSPECTUS


                                  May 1, 2005


ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO

ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO

ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO

ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO


ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO

ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/MLIM FIXED-INCOME PORTFOLIO

Shares of each Portfolio are offered exclusively to certain registered separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity and variable life insurance contracts ("variable contracts") issued by them. Shares are not offered directly to the public.

An investment in a Portfolio of the Trust is not a bank deposit and is not insured, guaranteed, or endorsed by the Federal Deposit Insurance Corporation, or any other government agency. An investment in a Portfolio of the Trust involves investment risks, including possible loss of principal.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF
    THE TRUST OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
INTRODUCTION................................................       1
  Roszel/Lord Abbett Large Cap Value Portfolio..............       4
  Roszel/Levin Large Cap Value Portfolio....................       6
  Roszel/MLIM Relative Value Portfolio......................       8
  Roszel/Fayez Sarofim Large Cap Core Portfolio.............      10
  Roszel/INVESCO-NAM Large Cap Core Portfolio...............      12
  Roszel/Nicholas-Applegate Large Cap Growth Portfolio......      14
  Roszel/Rittenhouse Large Cap Growth Portfolio.............      16
  Roszel/Seneca Large Cap Growth Portfolio..................      18
  Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio.....      20
  Roszel/Franklin Mid Cap Growth Portfolio..................      22
  Roszel/NWQ Small Cap Value Portfolio......................      24
  Roszel/Delaware Small-Mid Cap Growth Portfolio............      26
  Roszel/Lazard International Portfolio.....................      28
  Roszel/William Blair International Portfolio..............      30
  Roszel/Lord Abbett Government Securities Portfolio........      32
  Roszel/MLIM Fixed-Income Portfolio........................      34
FEES AND EXPENSES...........................................      36
INFORMATION ABOUT THE RISKS OF CERTAIN INVESTMENTS AND
  INVESTMENT TECHNIQUES.....................................      38
INVESTMENT MANAGEMENT.......................................      41
OTHER INFORMATION...........................................      51
FINANCIAL HIGHLIGHTS........................................      55
SERVICE PROVIDERS...........................................      72
APPENDIX....................................................      73
OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST............  Back Cover

                                  INTRODUCTION

This prospectus describes sixteen Portfolios offered by the Trust. Each Portfolio is a separate investment portfolio or mutual fund and has its own investment objective, investment strategies, restrictions, and attendant risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. No one can assure that a Portfolio will achieve its investment objective and investors should not consider any one Portfolio to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio. The investment objective of each Portfolio, the investment strategies by which it seeks its objective, and those investment restrictions not specifically designated as fundamental, may be changed by the Trust's board of trustees without shareholder approval. Certain investment restrictions described in the Statement of Additional Information are fundamental and may only be changed with shareholder approval.

Notwithstanding its investment objective, each Portfolio may, for temporary defensive purposes, invest all of its assets in cash and/or money market instruments. To the extent that a Portfolio adopts a temporary defensive position, the Portfolio may not achieve its investment objective.

GENERAL DISCUSSION OF RISKS

Different types of securities, investments and investment techniques used by each Portfolio all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the values of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a Portfolio holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to financial risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those Portfolios that hold equity securities may increase or decrease.

INCOME-BEARING SECURITIES. In general, income-bearing securities are subject to the risk of income volatility, interest rate risk (a type of market risk), credit risk (a type of financial risk) and, as to some income-bearing securities, prepayment/extension risk. Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. Credit risk relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Portfolio to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.

Prepayment risk and extension risk are normally present in adjustable rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of income-bearing securities held by a Portfolio, can result in losses to investors in the Portfolio.

STYLE RISK. Portfolios with Advisers that use either a VALUE INVESTING or a GROWTH INVESTING style, entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Portfolios, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a Portfolio's VALUE INVESTING or GROWTH INVESTING style falls out of favor with investors for a period of time.

TERMS USED IN THIS PROSPECTUS

ADVISER: The Trust's investment manager, Roszel Advisors, LLC or any subadviser retained by it.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN GOVERNMENT DEBT SECURITIES: Securities issued or guaranteed by a foreign government or its agencies or instrumentalities.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States,
(3) companies having their principal business operations outside of the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

GOVERNMENT SECURITIES: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

HIGH-GRADE SECURITIES: Securities rated, at the time of purchase, in the three highest categories by a nationally-recognized statistical rating organization ("NRSRO") (e.g., A or higher by Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P")) or unrated securities that the Adviser determines are of comparable quality.

INCOME-BEARING SECURITIES: Bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); and preferred stock or other securities that pay dividends.

INVESTMENT GRADE SECURITIES: Securities rated, at the time of purchase, in the four highest categories by an NRSRO (e.g., Baa or higher by Moody's or BBB or higher by S&P) or unrated securities that the Adviser determines are of comparable quality.


LARGE CAPITALIZATION: Large capitalization means securities with a market capitalization falling within the range represented by the Russell 1000(R) Index. As of March 31, 2005 this range was between approximately $501 million and $390 billion. The average market capitalization of such securities was approximately $83 billion and the median market capitalization was approximately $4 billion.


LOWER-RATED SECURITIES: Securities rated, at the time of purchase, lower than investment grade by an NRSRO, or unrated securities that the Adviser determines are of comparable quality. Lower-Rated Securities are subject to above-average market risk and financial risk and are commonly referred to as "junk bonds."


MID CAPITALIZATION: Mid capitalization means securities with a market capitalization falling within the range represented by the Russell Midcap(R) Index. As of March 31, 2005 this range was between approximately $501 million and $37 billion. The average market capitalization of such securities was approximately $8 billion and the median market capitalization was approximately $4 billion.


NON-DOLLAR SECURITIES:  Securities denominated or quoted in foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal market conditions, it invests at least 80% of its net assets (plus borrowings for investment) in such securities.

SAI: The Trust's statement of additional information which contains additional information about the Trust and the Portfolios.


SMALL CAPITALIZATION: Small capitalization means securities with a market capitalization falling within the range represented by the Russell 2000(R) Index. As of March 31, 2005 this range was between approximately $27 million and $6 billion. The average market capitalization of such securities was approximately $1 billion and the median market capitalization was approximately $523 million.

ADVISERS

Roszel Advisors, LLC ("Roszel Advisors") is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining Advisers to manage the assets of each Portfolio according to its investment objective and strategies. The Adviser for each Portfolio is identified near the top of the page describing the Portfolio. From time to time, Roszel Advisors may change a Portfolio's Adviser. For more detailed information about Roszel Advisors and the other Advisers, see "Investment Management."

ADVISER MANAGEMENT STYLES

VALUE INVESTING: A portfolio management style that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what an Adviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to an Adviser to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that an Adviser believes has potential for significant future earnings growth, but has not performed well in the recent past. Such companies include ones undergoing management changes, corporate or asset restructuring or having significantly undervalued assets. For most Advisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about, and qualitative analysis of, such companies and issuers. Identifying issuers whose securities are undervalued in light of qualitative factors, involves quantitative analysis focusing on financial ratios and other measures of values.

GROWTH INVESTING. A portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of issuers with strong business franchises and favorable long-term growth prospects. Often such issuers are companies with a strong competitive position within their industry or a competitive position within a very strong industry. For most Advisers, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources). For many Advisers, growth investing means analyzing issuers as if they are buying the company or its business, not simply trading its securities. For some Advisers, growth investing also may involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

CORE INVESTING. A portfolio management style that involves significant quantitative analysis of accounting measures of value such as financial ratios, combined with quantitative risk management techniques that seek to limit deviations from a performance benchmark. CORE investing entails constructing an investment portfolio where performance is designed to stay close to an identified benchmark while assuming modest calculated risks in order to outperform the benchmark without falling behind it.

                  ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market. Generally, such companies are those with capitalizations at the time of purchase that fall within the market capitlization range of companies in the Russell 1000 Index. This range varies daily.


The Adviser uses a VALUE INVESTING style. The Adviser's approach is to invest in stocks and sectors that it believes the market systematically misprices. The Adviser emphasizes qualitative analysis of companies and seeks to identify one or more catalysts that are likely to increase a company's earnings over the next several years. On the quantitative side, normalized earnings are a key factor in assessing a security's potential future value. The Adviser uses macroeconomic and benchmark factors to manage risk and maximize risk-adjusted return for the Portfolio. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[LORD ABBETT LCV GRAPH]

2003                                                                             30.00
2004                                                                             12.61

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lord Abbett Large
                                                           Cap Value Portfolio        12.61%     16.27%
                                                      ---------------------------------------------------
                                                        Russell 1000 Value Index      16.49%     12.55%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 16.57% (quarter ended June 30, 2003) and lowest return for a quarter was -6.02% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was -2.27%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                     ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by John A. Levin & Co., Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser emphasizes fundamental analysis of companies and selects companies it believes have strong proprietary products or services, sell at a discount to private market value and/or have new products or developments. The Adviser seeks to limit performance volatility vis-a-vis the Russell 1000 Index, the Portfolio's performance benchmark. In this regard, avoiding "downside" risk is often as important to the Adviser as pursuing "upside" potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts) and up to 5% of its total assets in "WHEN-ISSUED" or DELAYED DELIVERY securities.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS or "WHEN-ISSUED" securities, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[LEVIN LCV GRAPH]

2003                                                                             29.26
2004                                                                             14.30

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Levin Large Cap
                                                           Value Portfolio            14.30%      9.58%
                                                      ---------------------------------------------------
                                                        Russell 1000 Index            11.40%     11.08%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 18.63% (quarter ended June 30, 2003) and lowest return for a quarter was -5.64% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was -0.96%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The S&P 500 Index is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                      ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Merrill Lynch Investment Managers, L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in large capitalization EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style. The Adviser uses a proprietary multi-factor screen to identify undervalued securities. Securities must meet or exceed a minimum qualifying score in order to be considered for further analysis. The Adviser generally stays within sector limits to avoid overweighting or underweighting any sector by more than 50% in comparison with the S&P 500 Index. The Portfolio's performance benchmark is the Russell 1000 Value Index.

The Portfolio also may invest in a variety of INCOME-BEARING SECURITIES.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES. This Portfolio also is subject to style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[MLIM RELATIVE VALUE GRAPH]

2003                                                                             26.41
2004                                                                             14.03

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/MLIM Relative
                                                          Value Portfolio             14.03%     13.10%
                                                      ---------------------------------------------------
                                                        Russell 1000 Value Index      16.49%     12.55%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 15.43% (quarter ended June 30, 2003) and lowest return for a quarter was -5.30% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was -0.68%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                 ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The Portfolio is managed by Fayez Sarofim & Co.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES OF COMPANIES that the Adviser believes have the potential to generate stable, long-term earnings growth and produce a healthy return on capital.



The Adviser uses a CORE INVESTING style. The Adviser employs a research-driven process to identify LARGE CAPITALIZATION EQUITY SECURITIES of high quality, often multinational companies with a demonstrated potential for stable, predictable, long-term earnings growth. The Adviser's approach focuses on in-depth integrated analysis of issuer's income statements, balance sheets and cash flows. In addition to quality earnings growth, the Adviser seeks companies with strong balance sheets, sufficient free cash flow to finance growth, and a return on invested capital in excess of the cost of such capital. One by-product of the Adviser's approach is a low portfolio turnover rate; usually less than 20%.


The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio is subject to the risk that its benchmark may perform more poorly than equity markets generally.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[FAYEZ SAROFIM LCC GRAPH]

2003                                                                            27.00
2004                                                                             5.27

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Fayez Sarofim Large
                                                           Cap Core Portfolio*         5.27%      7.87%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended June 30, 2003) and lowest return for a quarter was -2.85% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -0.43%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------


* Formerly Roszel/Sound Large Cap Core Portfolio. The Portfolio was renamed as of October 1, 2004 to reflect a change in its investment manager.

                  ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by INVESCO-National Asset Management Group.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES that the Adviser believes have a potential to earn a high return on capital and/or are undervalued by the market.

The Adviser uses a CORE INVESTING style. The Adviser's approach is to blend some characteristics of VALUE INVESTING style with those of a GROWTH INVESTING style in seeking stocks with market capitalizations greater than $2 billion. Under normal market conditions, "value" stocks and "growth" stocks each make up between 35% and 65% of the Portfolio's total assets. Using a quantitative approach, the Adviser constructs the Portfolio using stocks having one or more of the following three characteristics: low share price-to-earnings ratios, high yields, or sustained high rates of earnings growth. Investments in each category comprise between 20% and 50% of the Portfolio. The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[IVNESCO-NAM LCC GRAPH]

2003                                                                             24.92
2004                                                                              3.81

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Rozel/INVESCO-NAM
                                                          Large Cap Core Portfolio     3.81%      5.80%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 12.22% (quarter ended June 30, 2003) and lowest return for a quarter was -4.17% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was -3.73%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                           ROSZEL/NICHOLAS-APPLEGATE
                           LARGE CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Nicholas-Applegate Capital Management, LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to find companies that are experiencing positive change that is timely and sustainable. Following a comprehensive risk evaluation, the Adviser constructs an investment portfolio from among the securities of such companies. The Portfolio's performance benchmark is the Russell 1000 Growth Index.

The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[NICHOLAS APPLEGATE LCG GRAPH]

2003                                                                             25.42
2004                                                                              8.70

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the calendar periods ended December 31, 2004)

                                                                                       PAST       SINCE
                                                                                      ONE YEAR   INCEPTION
                                                      ----------------------------------------------------
                                                        Roszel/Nicholas-Applegate
                                                          Large Cap Growth Portfolio    8.70%      8.09%
                                                      ----------------------------------------------------
                                                        Russell 1000 Growth Index       6.30%      9.53%
                                                      ----------------------------------------------------
                                                        S&P 500 Index                  10.88%     10.38%
                                                      ----------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 12.10% (quarter ended December 31, 2004) and lowest return for a quarter was -4.37% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -3.65%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                 ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Rittenhouse Asset Management, Inc.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for competitive earnings growth rates. Generally such securities are those of well-established companies with strong business franchises and favorable long-term growth prospects.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to select companies with a minimum of $5 billion market capitalization. The Adviser focuses on the quality of a company's earnings and seeks those with historically consistent earnings and sustainable long-term growth rates. The Adviser's goal is to provide above-average risk-adjusted returns as compared with its benchmarks. Avoiding "downside" risk is often as important to the Adviser as pursuing "upside" potential. The Portfolio's performance benchmark is the S&P 500 Index.

The Portfolio also may invest in corporate debt securities and GOVERNMENT SECURITIES. The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[RITTENHOUSE LCG GRAPH]

2003                                                                             19.51
2004                                                                              4.08

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                      Roszel/Rittenhouse Large Cap
                                                           Growth Portfolio            4.08%      5.12%
                                                      ---------------------------------------------------
                                                      S&P 500 Index                   10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 9.78% (quarter ended June 30, 2003) and lowest return for a quarter was -3.84% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -3.89%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                    ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Seneca Capital Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in LARGE CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates. Generally such securities are those of well-established issuers with strong business franchises and favorable long-term growth prospects.

The Adviser uses a GROWTH INVESTING style. The Adviser's approach is to acquire a balanced mix of companies with stable demonstrated long-term growth and companies with expected acceleration in earnings growth. To identify companies that may experience an acceleration of earnings growth, the Adviser often looks for those providing unanticipated increases in quarterly earnings and/or upward revisions in future earnings estimates. The Adviser also uses various quantitative techniques to control risk. To limit portfolio volatility, no more than 5% of the Portfolio's total assets is invested in the securities of any single issuer. The Portfolio may include MID CAPITALIZATION securities and SMALL CAPITALIZATION securities from time to time and may invest in a wide variety of INCOME-BEARING SECURITIES. The Portfolio's performance benchmark is the Russell 1000 Growth Index.

The Portfolio may invest up to 10% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS and NON-DOLLAR SECURITIES, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[SENECA LCG GRAPH]

2003                                                                             26.40
2004                                                                              4.53

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                      Roszel/Seneca Large Cap
                                                           Growth Portfolio            4.53%      7.03%
                                                      ---------------------------------------------------
                                                      Russell 1000 Growth Index        6.30%      9.53%
                                                      ---------------------------------------------------
                                                      S&P 500 Index                   10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 13.90% (quarter ended June 30, 2003) and lowest return for a quarter was -6.03% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -4.51%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

             ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO*

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The Portfolio is managed by Kayne Anderson Rudnick Investment Management, LLC.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market. The Adviser uses a VALUE INVESTING style. The Portfolio's performance benchmark is the Russell 2500 Value Index.



The objective of the investment process is to build a diversified portfolio of high-quality companies, expected to outgrow their markets, and purchased at discount values. The Adviser utilizes a bottom-up fundamental research approach. The Adviser uses a research process that carefully evaluates each from a three-tiered perspective involving qualitative, financial, and valuation analyses. As part of the process, the Adviser establishes an appropriate entry price, add price, and sale price for each security based on expected return and comparative valuation, and are monitored on a dynamic basis. Sector weights are also evaluated. The Portfolio consists of approximately 25 to 35 stocks.



The Adviser invests in companies with:


  - profitable businesses in slower growing industries


  - a dominant competitive position with industry-leading profits


  - strong returns on capital from an underleveraged balance sheet


  - strong free cash flow



The Adviser sells a stock for the following reasons:


  - target price achieved


  - portfolio upgrade


  - diversification requirements


  - negative company or industry changes



PRINCIPAL RISKS

What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in either INCOME-BEARING SECURITIES or LARGE CAPITALIZATION EQUITY SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.


To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."



* Effective July 1, 2005, the Portfolio will invest primarily in small and mid capitalization equity securities and the Portfolio's name will change to the Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio.

[KAYNE MCV GRAPH]

2003                                                                             32.53
2004                                                                             10.37

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Kayne Anderson
                                                           Rudnick Mid Cap Value
                                                           Portfolio*                 10.37%      6.27%
                                                      ---------------------------------------------------
                                                        Russell Midcap Value Index    23.71%     17.62%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 14.58% (quarter ended December 31, 2003) and lowest return for a quarter was -3.86% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -2.59%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------


* Formerly Roszel/Valenzuela Mid Cap Value Portfolio. The Portfolio was renamed as of May 1, 2005 to reflect a change in its investment manager.

                    ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT

The Portfolio is managed by Franklin Portfolio Advisors, a division of Franklin Templeton Portfolio Advisors, Inc.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?


The Portfolio pursues its investment objective by investing PRIMARILY in MID CAPITALIZATION EQUITY SECURITIES with a market capitalization from $2 billion to $10 billion.



The Adviser uses a GROWTH INVESTING style that combines favorable growth prospects with attractive valuations, or a "growth at a reasonable price" strategy. The Adviser employs a disciplined, long-term, bottom up approach to mid capitalization growth equity investing. Combining time-proven fundamental analysis with original research, the Adviser looks for companies demonstrating distinct competitive advantages and the potential for sustainable growth that may not be reflected in current valuations. Companies offering higher than industry-average earnings per share growth and that meet or exceed expectations are identified using quantitative factors such as earnings per share surprise, estimate revision, relative strength, revenue acceleration and/or gross margin. Before making any buy recommendations, the Adviser meets with a company's management team and often tours its facilities to assess the firm's strength and profit potential. Sell decision are based on valuation, deterioration of fundamentals, poor relative strength or negative earnings surprise. The Portfolio's performance benchmark is the Russell Midcap Growth Index.



The Portfolio may invest up to 15% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).


PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of mid size companies that may appreciate in value, this Portfolio typically experiences greater volatility over time than funds that invest primarily in LARGE CAPITALIZATION EQUITY SECURITIES or INCOME-BEARING SECURITIES. Securities issued by mid size companies may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[FRANKLIN MCG GRAPH]

2003                                                                             30.32
2004                                                                              6.33

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Franklin Mid Cap
                                                          Growth Portfolio*            6.33%      7.31%
                                                      ---------------------------------------------------
                                                        Russell Midcap Growth Index   15.48%     17.29%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 16.43% (quarter ended June 30, 2003) and lowest return for a quarter was -6.60% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -2.00%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------


* Formerly Roszel/Seneca Mid Cap Growth Portfolio. The Portfolio was renamed as of May 1, 2005 to reflect a change in its investment manager.

                      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by NWQ Investment Management Company LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION EQUITY SECURITIES that the Adviser believes are undervalued by the market.

The Adviser uses a VALUE INVESTING style that emphasizes qualitative factors over quantitative ones. Although the Adviser uses traditional quantitative methods such as cash flow analysis to identify undervalued securities, it focuses on seeking stocks under temporary selling pressure or those of special situation companies such as turnaround candidates or companies expected to outperform their peers due to changes in the economic cycle. The Adviser also looks for companies with potential catalysts to unlock or improve profitability. Typical catalysts are: new management, renewed management focus, improving fundamentals, industry consolidation and company restructuring. The Adviser generally tries to maintain the Portfolio's dollar weighted median capitalization at or near that of its benchmark. The Portfolio's performance benchmark is the Russell 2000 Value Index.

The Portfolio also may invest in a variety of INCOME-BEARING SECURITIES. The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in EQUITY SECURITIES representing a greater range of market capitalizations. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[NWQ SCV GRAPH]

2003                                                                             53.24
2004                                                                             29.65

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the calendar periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/NWQ Small Cap
                                                          Value Portfolio             29.65%     18.77%
                                                      ---------------------------------------------------
                                                        Russell 2000 Value Index      22.25%     16.79%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 25.25% (quarter ended June 30, 2003) and lowest return for a quarter was -6.07% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was -1.57%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                                ROSZEL/DELAWARE
                         SMALL-MID CAP GROWTH PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?
The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT
The Portfolio is managed by Delaware Management Company.
PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?
The Portfolio pursues its investment objective by investing PRIMARILY in SMALL CAPITALIZATION and MID CAPITALIZATION EQUITY SECURITIES of companies that the Adviser believes have a potential for high earnings growth rates.

The Adviser uses a GROWTH INVESTING style. The Adviser seeks small and mid size companies that offer substantial opportunities for long-term price appreciation because they are poised to benefit from changing and dominant social and political trends. The Adviser evaluates a company's management, product development and sales and earnings. The Adviser uses a "bottom-up" approach for this evaluation and seeks market leaders, strong product cycles, innovative concepts and industry trends.

The Adviser believes that companies in the early stages of their development often offer the greatest opportunities for rising stock prices and that the key to investing successfully in small and mid size companies is to invest in them before their stock price matches their growth potential. To do this, the Adviser relies on its own research to study:

     - the operational history of the company;

     - its strategic focus; and

     - its competitive environment.

The Adviser also looks at price-to-earnings ratios, estimated growth rates, market capitalization and cash flows to determine how attractive a company is relative to other companies.

Because there is added risk when investing in small and mid size companies, which may still be in their early developmental stages, the Adviser seeks a well-diversified portfolio, typically holding a mix of different stocks representing a wide array of industries. The Portfolio's performance benchmark is the Russell 2500 Growth Index.

As small and mid size companies grow, the securities of some may increase in value beyond MID CAPITALIZATION, however, the Adviser may hold such securities until it believes they have reached their growth potential.

The Portfolio may invest up to 25% of its total assets in SECURITIES OF FOREIGN ISSUERS (principally American depository receipts).

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?
As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES of smaller and mid size companies that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest largely in INCOME-BEARING SECURITIES or funds that invest in LARGE CAPITALIZATION EQUITY SECURITIES. Smaller companies may have limited product lines, markets, or financial resources and their securities may be less liquid than securities issued by larger, more established companies. This Portfolio also is subject to substantial style risk in that GROWTH INVESTING may fall out of favor with investors.

To the extent that the Portfolio invests in higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the Portfolio invests in SECURITIES OF FOREIGN ISSUERS, it is subject to the risks related to such securities.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[DELAWARE SMCG GRAPH]

2003                                                                             36.26
2004                                                                             12.72

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Delaware Small-Mid
                                                           Cap Growth Portfolio*      12.72%      6.49%
                                                      ---------------------------------------------------
                                                        Russell 2500 Growth Index     14.59%     16.64%
                                                      ---------------------------------------------------
                                                        S&P 500 Index                 10.88%     10.38%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 20.33% (quarter ended June 30, 2003) and lowest return for a quarter was -5.07% (quarter ended September 30, 2004). The year-to-date return as of March 31, 2005 was -8.29%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------


* Formerly Roszel/Neuberger Berman Small Cap Growth Portfolio. The Portfolio was renamed as of March 1, 2003 to reflect a change in its investment manager.

                     ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lazard Asset Management LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in equity SECURITIES OF FOREIGN ISSUERS that the Adviser believes are undervalued by the market.

The Adviser uses a RELATIVE VALUE INVESTING style. This means that the Adviser seeks financially productive securities that are undervalued relative to their respective industries and peers based on their earnings, cash flow or asset values. The Adviser invests in securities of relatively large established FOREIGN ISSUERS located in economically developed countries.

The Portfolio generally invests in securities of issuers located in, having their principal business operations in, or having their securities principally traded in at least three countries other than the United States. Except for the United Kingdom and Japan, under normal market conditions, the Portfolio does not invest more than 25% of its total assets in the securities of issuers located in, having their principal business operations in, or having their securities principally traded in any single country. The Portfolio generally invests in securities with market capitalizations within the range of its performance benchmark, the MSCI EAFE Index.

The Portfolio may invest up to 20% of its total assets in INCOME-BEARING SECURITIES, including NON-DOLLAR SECURITIES.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest primarily in INCOME-BEARING SECURITIES. This Portfolio also is subject to substantial style risk in that VALUE INVESTING may fall out of favor with investors.

Investing in SECURITIES OF FOREIGN ISSUERS and in NON-DOLLAR SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Portfolio more volatile than a comparable domestic equity fund.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[LAZARD INTERNATIONAL GRAPH]

2003                                                                             29.12
2004                                                                             16.30

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/Lazard International
                                                           Portfolio                  16.30%     12.44%
                                                      ---------------------------------------------------
                                                        MSCI EAFE Index               20.70%     15.59%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 15.80% (quarter ended December 31, 2003) and lowest return for a quarter was -5.94% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was -0.53%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI") EAFE INDEX is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                              ROSZEL/WILLIAM BLAIR
                            INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks long-term capital appreciation.
PORTFOLIO MANAGEMENT

The Portfolio is managed by William Blair & Company, L.L.C.


PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio pursues its investment objective by investing PRIMARILY in equity SECURITIES OF FOREIGN ISSUERS that the Adviser believes have a potential for strong earnings growth rates.


The Adviser adheres to a "quality growth" approach to identify stocks with potential earnings growth not reflected in current valuations. The Adviser invests in securities of a wide variety of foreign issuers, including depository receipts. The Portfolio generally invests in securities of issuers located in, having their principal business operations in, or having their securities principally traded in at least three countries other than the United States. Except for the United Kingdom and Japan, under normal market conditions, the Portfolio does not invest more than 25% of its total assets in securities of issuers located in, having their principal business operations in, or having their securities principally traded in any single foreign country. The Portfolio's performance benchmark is the MSCI EAFE Index.


The Portfolio may invest up to 20% of its total assets in INCOME-BEARING SECURITIES, including NON-DOLLAR SECURITIES. The Portfolio may invest up to 30% of its total assets in securities of foreign issuers located in countries with emerging economies or securities markets.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with any mutual fund that invests in EQUITY SECURITIES, this Portfolio is subject to market risk. Loss of money is a significant risk of investing in this Portfolio. Due to its focus on EQUITY SECURITIES that may appreciate in value and lack of emphasis on those that provide income, this Portfolio typically experiences greater volatility over time than funds that invest in INCOME-BEARING SECURITIES.

Investing in SECURITIES OF FOREIGN ISSUERS and in NON-DOLLAR SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the Portfolio more volatile than a comparable domestic equity fund. These risks are particularly great when investing in SECURITIES OF FOREIGN ISSUERS located in less developed countries with emerging economies or securities markets.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[WB INTERNATIONAL GRAPH]

2003                                                                             33.80
2004                                                                             11.83

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                      PAST       SINCE
                                                                                     ONE YEAR   INCEPTION
                                                      ---------------------------------------------------
                                                        Roszel/William Blair
                                                           International Portfolio*   11.83%     12.18%
                                                      ---------------------------------------------------
                                                        MSCI EAFE Index               20.70%     15.59%
                                                      ---------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 16.26% (quarter ended June 30, 2003) and lowest return for a quarter was -5.61% (quarter ended March 31, 2003). The year-to-date return as of March 31, 2005 was -1.78%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI") EAFE INDEX is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.
---------------


* Formerly Roszel/Credit Suisse International Portfolio. The Portfolio was renamed as of November 1, 2004 to reflect a change in its investment manager.

                               ROSZEL/LORD ABBETT
                        GOVERNMENT SECURITIES PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks as high a level of income as is consistent with investment in GOVERNMENT SECURITIES.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Lord, Abbett & Co. LLC.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests PRIMARILY in GOVERNMENT SECURITIES and generally maintains an average portfolio duration of three to eight years. The Portfolio seeks to maintain a relatively stable level of income and to limit share price volatility. The Adviser seeks to manage the duration of portfolio investments to achieve an optimal balance of yield and corresponding interest rate risk. Similarly, the Adviser often seeks higher yields from investments in mortgage-related GOVERNMENT SECURITIES when it can do so without taking on excessive prepayment/extension risk. In this regard, mortgage-related GOVERNMENT SECURITIES may make up a substantial portion of the Portfolio's assets. The Portfolio's performance benchmark is the Merrill Lynch U.S. Government Master Bond Index.

A detailed description of the rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic economic conditions. Loss of money is a risk of investing in this Portfolio. In addition, the Portfolio is subject to prepayment/extension risk and a small degree of credit risk.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[LORD ABBETT GS GRAPH]

2003                                                                             1.79
2004                                                                             4.11

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                        PAST       SINCE
                                                                                       ONE YEAR   INCEPTION
                                                      -----------------------------------------------------
                                                        Roszel/Lord Abbett
                                                          Government Securities
                                                          Portfolio                     4.11%       4.64%
                                                      -----------------------------------------------------
                                                        Merrill Lynch
                                                          U.S. Government Master
                                                          Bond Index                    3.42%       5.23%
                                                      -----------------------------------------------------
                                                        Merrill Lynch U.S. Domestic
                                                          Master Bond Index             4.34%       6.01%
                                                      -----------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 2.89% (quarter ended September 30, 2004) and lowest return for a quarter was -2.26% (quarter ended June 30, 2004). The year-to-date return as of March 31, 2005 was -0.20%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MERRILL LYNCH U.S. GOVERNMENT MASTER BOND INDEX measures the performance of U.S. government and government agency bonds.

The MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
INVESTMENT OBJECTIVE
What is this Portfolio's goal?

The Portfolio seeks as high a level of total return as is consistent with investment in high-grade INCOME-BEARING SECURITIES.

PORTFOLIO MANAGEMENT
The Portfolio is managed by Merrill Lynch Investment Managers, L.P.

PRIMARY INVESTMENT STRATEGIES
How does this Portfolio pursue its objective?

The Portfolio invests PRIMARILY in HIGH-GRADE INCOME-BEARING SECURITIES and seeks to maintain total return through duration management and sector rotation consistent with the Adviser's outlook of future interest rate changes. The Portfolio generally maintains an average portfolio duration of three to six years. It generally maintains an average credit quality of A or better. The Portfolio invests in a wide variety of INCOME-BEARING SECURITIES, including mortgage-backed securities. The Portfolio's performance benchmark is the Merrill Lynch U.S. Domestic Master Bond Index.

A detailed description of rating categories is contained in the SAI.

PRINCIPAL RISKS
What are the main risks of investing in this Portfolio?

As with most income mutual funds, the Portfolio is subject to interest rate risk and income volatility. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this Portfolio. In addition, the Portfolio is subject to a modest degree of credit risk and some degree of prepayment/extension risk.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Introduction, later in this prospectus and in the SAI. Before you invest, please carefully read the section on "Risks of Certain Investments and Investment Techniques."

[MLIM FIXED-INCOME GRAPH]

2003                                                                             2.37
2004                                                                             2.04

PERFORMANCE INFORMATION

--------------------------------------------------------------------------------

ANNUAL TOTAL RETURNS                                  AVERAGE ANNUAL TOTAL RETURNS
Commenced operations on July 1, 2002                  (for the periods ended December 31, 2004)

                                                                                        PAST       SINCE
                                                                                       ONE YEAR   INCEPTION
                                                      -----------------------------------------------------
                                                        Roszel/MLIM Fixed-Income
                                                               Portfolio                2.04%       2.87%
                                                      -----------------------------------------------------
                                                        Merrill Lynch U.S. Domestic
                                                               Master Bond Index        4.34%       6.01%
                                                      -----------------------------------------------------



During the period shown in the bar chart, the highest return for a quarter was 2.23% (quarter ended September 30, 2004) and lowest return for a quarter was -2.22% (quarter ended June 30, 2004). The year-to-date return as of March 31, 2005 was -0.91%.


The bar chart and table above demonstrate the variability of performance over time and provide an indication of the risks of investing in the Portfolio. This performance information does not include the impact of any charges deducted by your insurance company. Such charges would lower total returns. How the Portfolio has performed in the past does not necessarily indicate how the Portfolio will perform in the future.

The bar chart shows changes in the Portfolio's year to year performance for each complete fiscal year since the Portfolio's inception on July 1, 2002. The table compares the average annual total returns for the Portfolio with those of one or more broad-based securities indexes. These indexes are not subject to fees and expenses associated with the Portfolio.

The MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

An index is a hypothetical measure of performance based on the ups and downs of securities that make up a particular market. An index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the index's performance.

                               FEES AND EXPENSES

The following tables describe the fees and expenses that you pay if you buy and hold shares of the Portfolios.

     SHAREHOLDER FEES (DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)

Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)                                                N/A
Maximum Deferred Sales Charge                                    N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions                                            N/A
Redemption Fee                                                   N/A
Exchange Fee                                                     N/A

Shareholder fees do not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

      ANNUAL PORTFOLIO OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)


                                                                    TOTAL
                                                                   ANNUAL
                                                                  PORTFOLIO
                                          MANAGEMENT    OTHER     OPERATING     EXPENSE(1)
                                             FEES      EXPENSES   EXPENSES    REIMBURSEMENTS   NET EXPENSES
                                          ----------   --------   ---------   --------------   ------------
Roszel/Lord Abbett Large Cap Value
  Portfolio.............................    0.80%        0.69%      1.49%          0.39%          1.10%
Roszel/Levin Large Cap Value
  Portfolio.............................    0.80%        2.21%      3.01%          1.91%          1.10%
Roszel/MLIM Relative Value Portfolio....    0.80%        0.58%      1.38%          0.28%          1.10%
Roszel/Fayez Sarofim Large Cap Core
  Portfolio.............................    0.80%        5.56%      6.36%          5.26%          1.10%
Roszel/INVESCO-NAM Large Cap Core
  Portfolio.............................    0.80%        2.29%      3.09%          1.99%          1.10%
Roszel/Nicholas-Applegate Large Cap
  Growth Portfolio......................    0.80%        3.73%      4.53%          3.43%          1.10%
Roszel/Rittenhouse Large Cap Growth
  Portfolio.............................    0.80%        0.72%      1.52%          0.42%          1.10%
Roszel/Seneca Large Cap Growth
  Portfolio.............................    0.80%        1.47%      2.27%          1.17%          1.10%
Roszel/Kayne Anderson Rudnick Mid Cap
  Value Portfolio.......................    0.80%        1.36%      2.16%          1.06%          1.10%
Roszel/Franklin Mid Cap Growth
  Portfolio.............................    0.80%        1.72%      2.52%          1.42%          1.10%
Roszel/NWQ Small Cap Value Portfolio....    0.85%        1.14%      1.99%          0.84%          1.15%
Roszel/Delaware Small-Mid Cap Growth
  Portfolio.............................    0.85%        1.99%      2.84%          1.69%          1.15%
Roszel/Lazard International Portfolio...    0.85%        1.35%      2.20%          1.05%          1.15%
Roszel/William Blair International
  Portfolio.............................    0.85%        1.98%      2.83%          1.68%          1.15%
Roszel/Lord Abbett Government Securities
  Portfolio.............................    0.65%        0.77%      1.42%          0.47%          0.95%
Roszel/MLIM Fixed Income Portfolio(2)...    0.65%        0.57%      1.22%          0.27%          0.95%


---------------


(1) The Trust has entered into an expense limitation agreement with Roszel Advisors whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The expense limitation agreement is effective through April 30, 2006, and is expected to continue from year to year, provided the continuance is approved by the Trust's board of trustees.


(2) Expenses reflect a revision to the Portfolio's management fee rate effective May 1, 2004. On that date, the Portfolio's management fee rate was reduced to 0.65% from 0.70%.

EXAMPLE


The following example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The costs would be the same if you do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same except for the expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
Roszel/Lord Abbett Large Cap Value Portfolio...............   $112    $  433    $  776     $1,746
Roszel/Levin Large Cap Value Portfolio.....................   $112    $  750    $1,414     $3,192
Roszel/MLIM Relative Value Portfolio.......................   $112    $  409    $  729     $1,633
Roszel/Fayez Sarofim Large Cap Core Portfolio..............   $112    $1,416    $2,684     $5,708
Roszel/INVESCO-NAM Large Cap Core Portfolio................   $112    $  767    $1,446     $3,262
Roszel/Nicholas-Applegate Large Cap Growth Portfolio.......   $112    $1,058    $2,013     $4,439
Roszel/Rittenhouse Large Cap Growth Portfolio..............   $112    $  439    $  789     $1,777
Roszel/Seneca Large Cap Growth Portfolio...................   $112    $  597    $1,108     $2,514
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio......   $112    $  574    $1,062     $2,409
Roszel/Franklin Mid Cap Growth Portfolio...................   $112    $  649    $1,213     $2,749
Roszel/NWQ Small Cap Value Portfolio.......................   $117    $  543    $  995     $2,249
Roszel/Delaware Small-Mid Cap Growth Portfolio.............   $117    $  720    $1,349     $3,044
Roszel/Lazard International Portfolio......................   $117    $  587    $1,084     $2,452
Roszel/William Blair International Portfolio...............   $117    $  718    $1,345     $3,035
Roszel/Lord Abbett Government Securities Portfolio.........   $ 97    $  403    $  732     $1,661
Roszel/MLIM Fixed Income Portfolio.........................   $ 97    $  360    $  644     $1,453


The example does not reflect sales charges (loads) on reinvested dividends and other distributions because the Portfolios do not impose sales charges. The example does not reflect variable contract expenses, fees and charges. If these expenses, fees and charges were included, your costs would be higher.

                     INFORMATION ABOUT THE RISKS OF CERTAIN
                     INVESTMENTS AND INVESTMENT TECHNIQUES

GOVERNMENT SECURITIES

Each Portfolio may invest in GOVERNMENT SECURITIES. GOVERNMENT SECURITIES include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. GOVERNMENT SECURITIES may be supported by the: (a) full faith credit of the U.S. Treasury,
(2) right of the issuer to borrow from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the issuer, or (d) only the credit of the issuer. GOVERNMENT SECURITIES also include Treasury receipts, zero coupon bonds and other stripped GOVERNMENT SECURITIES, where the principal and interest components of the stripped GOVERNMENT SECURITIES are traded independently. Certain Portfolios also may invest in custody receipts that evidence ownership of future interest payments, principal payments, or both, on certain GOVERNMENT SECURITIES. For certain securities law purposes, custody receipts are not considered GOVERNMENT SECURITIES.

GOVERNMENT SECURITIES generally entail interest rate risk comparable with other HIGH-GRADE SECURITIES although, at times, certain stripped GOVERNMENT SECURITIES may entail a greater degree of interest rate risk. GOVERNMENT SECURITIES in categories (a) and (b) entail virtually no credit risk, while those in categories (c) and (d) and stripped GOVERNMENT SECURITIES entail a small degree of such risk. Except for mortgage-backed GOVERNMENT SECURITIES, GOVERNMENT SECURITIES do not entail prepayment or extension risk.

USE OF OPTIONS, FUTURES AND OTHER DERIVATIVES

Although not a principal investment strategy, certain Portfolios may purchase and sell option contracts, enter into futures contracts or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies or interest rates. These techniques permit a Portfolio to gain exposure to a particular security, group of securities, interest rate or index, and thereby have the potential for a Portfolio to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

Advisers also use these techniques to manage risk by hedging a Portfolio's portfolio investments. Hedging techniques may not always be available to the Portfolios; and it may not always be feasible for an Adviser to use hedging techniques even when they are available.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, a Portfolio could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser expects. As a result, the use of these techniques may result in losses to a Portfolio or increase volatility in a Portfolio's performance.

SECURITIES OF FOREIGN ISSUERS

Many of the Portfolios may invest in SECURITIES OF FOREIGN ISSUERS as part of their principal investment strategy. Most of these Portfolios also may invest in NON-DOLLAR SECURITIES.

Investments in the SECURITIES OF FOREIGN ISSUERS or investments in NON-DOLLAR SECURITIES involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some FOREIGN ISSUERS may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to execute such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

FOREIGN ISSUERS are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a FOREIGN ISSUER than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of a Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

As part of its principal investment strategy, the Roszel/Credit Suisse International Portfolio may invest in SECURITIES OF FOREIGN ISSUERS located in countries with developing or emerging economies and/or securities markets. The securities markets of Asian, Latin American, Eastern European, African and other developing nations are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to the extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in EQUITY SECURITIES of issuers located in Russia and certain other developing nations involves risk of loss resulting from uncertainty of share registration and the safety of custody arrangements and substantial economic and political disruption. These risks are not normally associated with investment in securities of issuers in more developed countries.

SMALL CAPITALIZATION COMPANIES

The Portfolios whose investment strategy includes investment in securities of SMALL CAPITALIZATION companies do so as part of their principal investment strategy.

Historically, SMALL CAPITALIZATION stocks, including stocks of recently organized companies, have been more volatile in price than the larger market capitalization stocks. As a result, investing in the securities of such companies involves greater risk and the possibility of greater price volatility. Among the reasons for the greater price volatility of these small company stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are more thinly traded than those of larger companies and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with SMALL CAPITALIZATION SECURITIES are often higher than those with larger capitalizations.

"WHEN-ISSUED" AND DELAYED DELIVERY TRANSACTIONS

Certain of the Portfolios may purchase newly-issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Portfolio to lock in an attractive purchase price or yield on a security the Portfolio intends to purchase or an attractive sale price on a security the Portfolio intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by a Portfolio and, for delayed delivery purchases, no interest accrues to the Portfolio. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but each Portfolio reserves the right to sell such securities before the settlement date if deemed advisable.

At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Trust's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are not reflected in the net asset value so long as the commitment remains in effect.

LOWER-RATED INCOME-BEARING SECURITIES

Certain of the Portfolios may invest in high-yielding INCOME-BEARING SECURITIES rated below INVESTMENT GRADE. Securities rated below INVESTMENT GRADE are commonly known as "junk bonds." These LOWER-RATED SECURITIES are, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms and generally entail more credit risk than higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such LOWER-RATED SECURITIES also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not accurate, regarding LOWER-RATED SECURITIES may depress prices and diminish liquidity for such securities. Factors adversely affecting the market value of LOWER-RATED SECURITIES adversely affect a Portfolio's net asset value. In addition, a Portfolio may incur additional expenses to the extent it may be required to seek recovery upon a default in the payment of principal or interest on its INCOME-BEARING SECURITIES. Although some risk is inherent in all securities, holders of INCOME-BEARING SECURITIES have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in such securities generally entails less financial risk than an investment in EQUITY SECURITIES of the same issuer.

LOWER-RATED SECURITIES may be issued by corporations in the early stages of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue LOWER-RATED SECURITIES are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with INVESTMENT GRADE SECURITIES. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of LOWER-RATED SECURITIES may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of LOWER-RATED SECURITIES because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

LOWER-RATED SECURITIES frequently have call or buy-back features that would permit an issuer to call or repurchase the security from the Portfolio. If a call were exercised by the issuer during a period of declining interest rates, a Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain LOWER-RATED SECURITIES for which there is a thin trading market. Because not all dealers maintain markets in all LOWER-RATED SECURITIES, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for LOWER-RATED SECURITIES, it is generally not as liquid as that for INVESTMENT GRADE SECURITIES. The lack of a liquid secondary market may have an adverse impact on market value of such securities and a Portfolio's ability to dispose of them when necessary to meet its liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities may also make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

It is likely that a major economic recession could severely affect the market for and the values of LOWER-RATED SECURITIES, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

A Portfolio may acquire LOWER-RATED SECURITIES that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The SAI contains more information about the risks of restricted securities. A Portfolio may acquire LOWER-RATED SECURITIES during an initial offering. Such securities involve special risks because they are new issues.

Additional information regarding the rating categories for INCOME-BEARING SECURITIES appears in the appendix of the SAI.

                             INVESTMENT MANAGEMENT

ROSZEL ADVISORS

Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As investment manager, Roszel Advisors is responsible for overall management of the Trust and for retaining additional Advisers to manage the assets of each Portfolio. Roszel Advisors, at its own expense, furnishes the Trust with officers, clerical services and other personnel, as well as office space, facilities and equipment necessary to administer the business affairs of the Trust. Likewise, Roszel Advisors retains and supervises third-party service providers paid by the Trust to perform certain operational functions. These include J.P. Morgan Investor Services Co., the Trust's administrator, which is responsible for, among other tasks, the valuation of each Portfolio's assets and other accounting functions.

Roszel Advisors uses a "manager of managers" approach to selecting and supervising specialist Advisers to manage the investment portfolios of each Portfolio. Roszel Advisors selects Advisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Advisers. Roszel Advisors does not anticipate frequent changes in Advisers. The Trust's board of trustees reviews and approves Roszel Advisors's selection or dismissal of Advisers. In the event of a change in a Portfolio's Adviser, variable contract owners invested in that Portfolio will be sent an information statement providing information about the new Adviser within 90 days of such change.

MANAGEMENT FEES

The following table shows the annual management fee rate paid to Roszel Advisors by each Portfolio.


                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Lord Abbett Large Cap
  Value Portfolio...............        0.80%
Roszel/Levin Large Cap Value
  Portfolio.....................        0.80%
Roszel/MLIM Relative Value
  Portfolio.....................        0.80%
Roszel/Fayez Sarofim Large Cap
  Core Portfolio................        0.80%
Roszel/INVESCO-NAM Large Cap
  Core Portfolio................        0.80%



                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/Nicholas-Applegate Large
  Cap Growth Portfolio..........        0.80%
Roszel/Rittenhouse Large Cap
  Growth Portfolio..............        0.80%
Roszel/Seneca Large Cap Growth
  Portfolio.....................        0.80%
Roszel/Kayne Anderson Rudnick
  Mid Cap Value Portfolio.......        0.80%
Roszel/Franklin Mid Cap Growth
  Portfolio.....................        0.80%

                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/NWQ Small Cap Value
  Portfolio.....................        0.85%
Roszel/Delaware Small-Mid Cap
  Growth Portfolio..............        0.85%
Roszel/Lazard International
  Portfolio.....................        0.85%


                                     ANNUAL RATE
                                   (AS PERCENTAGE
                                     OF AVERAGE
           PORTFOLIO              DAILY NET ASSETS)
           ---------              -----------------
Roszel/William Blair
  International Portfolio.......        0.85%
Roszel/Lord Abbett Government
  Securities Portfolio..........        0.65%
Roszel/MLIM Fixed-Income
  Portfolio*....................        0.65%


---------------

* Effective May 1, 2004, the Portfolio's management fee rate changed from 0.70% to 0.65%.

OTHER ADVISERS

Each Portfolio is managed by an Adviser selected by Roszel Advisors to bring specific asset management style expertise strategy to the management of that Portfolio. The table below summarizes the background data with respect to the Adviser that manages each Portfolio's assets.


LORD, ABBETT & CO. LLC              ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $92 billion in 50 mutual fund portfolios and other advisory accounts, as of December 31, 2004.



Lord Abbett uses a team of investment managers and analysts acting together to manage the investments of the Roszel/Lord Abbett Large Cap Value Portfolio. Eli
M. Salzmann, Partner and Director of Large Cap Value Equity Management, and Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, head the team. Messrs. Salzmann and Dinsky are jointly and primarily responsible for the day-to-day management of the Portfolio.



Eli M. Salzmann, Partner and Director of Large Cap Value Equity Management, jointly manages the Portfolio. He joined Lord, Abbett & Co. LLC in 1997 from Mutual of America where he was a portfolio manager and analyst. Mr. Salzmann has a B.A. from Princeton University and a M.B.A. from New York University.



Sholom Dinsky, Partner and Large Cap Value Portfolio Manager, jointly manages the Portfolio. Mr. Dinsky joined Lord, Abbett & Co. LLC in 2000. He previously worked at Prudential Asset Management where he served as a managing director. Mr. Dinsky has a B.B.A. from City College of New York-Baruch School of Business and a M.A. from Northwestern University.



Robert G. Morris, CFA, Partner and Director of Equity Investments, is a member of the investment team. Mr. Morris joined Lord, Abbett & Co. LLC in 1991. He previously worked at Chase Manhattan Bank where he served as vice president & manager of Equity & Equity Investment Research. Mr. Morris has a B.A. in Economics from the State University of NY-Buffalo and an M.A. from Northwestern University.



W. Thomas Hudson, Jr., CFA, Partner and Portfolio Manager, is a member of the investment team. Mr. Hudson joined Lord, Abbett & Co. LLC in 1982 as director of research and in 1989 changed his responsibilities to include portfolio management and special situations research. Mr. Hudson has a B.S. in Finance and Accounting from St. Mary's College.



Kenneth G. Fuller CFA, Partner and Portfolio Manager, is a member of the investment team. Mr. Fuller joined Lord Abbett in 2002 from Manley Fuller Asset Management, L.P. where he was Founder and Principal. Mr. Fuller received a BBA from Temple University and an MBA from Columbia University.

JOHN A. LEVIN & CO., INC.                 ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
One Rockefeller Plaza
New York, NY 10020


John A. Levin & Co., Inc. is wholly-owned by Levin Management Co., Inc., a wholly-owned subsidiary of BKF Capital Group, Inc. John A. Levin & Co., Inc. had approximately $14 billion in assets under management as of December 31, 2004.



John A. Levin, Chairman, CEO and Senior Portfolio Manager, co-manages the Portfolio. Mr. Levin is the founder of John A. Levin & Co. and serves as the firm's Chairman and Chief Executive Officer. Prior to founding John A. Levin & Co. in 1982, Mr. Levin was a partner at Steinhardt Partners (1976-1982) and a partner and director of research at Loeb, Rhoades & Co. (1963-1976). He earned a BS and a LLB from Yale University.



Philip Friedman, senior portfolio manager and securities analyst, co-manages the Portfolio. Before joining John A. Levin & Co. in 2002, he was a managing director in charge of the U.S. Active Equity Group at Morgan Stanley Asset Management (1998-2002); director of North American Equity Research for Morgan Stanley (1995-1997); and an Aerospace and Defense Electronics analyst for Morgan Stanley (1990-1995). Mr. Friedman was also an analyst at PaineWebber (1990), and Drexel Burnham Lambert (1983-1990), and a senior consultant at Accenture (formerly Arthur Andersen Consulting) (1980-1982). He earned a BA from Rutgers College and an MBA from Northwestern University.


John W. Murphy, senior portfolio manager and securities analyst, co-manages the Portfolio. Prior to joining John A. Levin & Co. in 1995, Mr. Murphy was a senior equity analyst for Prudential Securities and worked at Bain & Co. Mr. Murphy earned a B.S. from Bryant College in 1984 and a M.B.A. from Northeastern University in 1986.

MERRILL LYNCH INVESTMENT MANAGERS, L.P.     ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
800 Scudders Mill Road
Plainsboro, NJ 08536


Merrill Lynch Investment Managers, L.P. and its advisory affiliates had approximately $496 billion in assets under management as of December 31, 2004.



Fred Gaskin, Managing Director and Senior Portfolio Manager with Merrill Lynch Investment Managers, is the portfolio manager of the Roszel/MLIM Relative Value Portfolio and is primarily responsible for setting the investment strategy and the day-to-day management of the Roszel/MLIM Relative Value Portfolio. He has been a portfolio manager of the Roszel/MLIM Relative Value Portfolio since 2004. Prior to joining Merrill Lynch in 2004, Mr. Gaskin was Managing Director and Portfolio Manager with the value equity investment team of Deutsche Asset Management (formerly Scudder Investments), managing $6.5 billion in a variety of institutional accounts and mutual funds, and following a value investment philosophy.

FAYEZ SAROFIM & CO.                ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO


Two Houston Center


Suite 2907


Houston, TX 77010



Fayez Sarofim & Co. is an independent entity owned and managed by its founder, Mr. Fayez Sarofim, and a team of 22 investment professionals. Fayez Sarofim & Co. had approximately $42 billion in assets under management as of December 31, 2004.



A team of investment professionals (the "Investment Committee") is responsible for the day-to-day management of the assets of the Portfolio. The members of the Investment Committee are as follows: Mr. Fayez Sarofim, Mrs. Raye White, Ralph Thomas, William McGee, Jr., Russell Frankel, Charles Sheedy, and Christopher Sarofim.



Mr. Fayez Sarofim, President and Chairman of the Board, Director, founded Fayez Sarofim & Co. in August of 1958. He is a Chartered Investment Counsellor. Mr. Sarofim holds a B.S. in food technology from the University of California and an M.B.A. from Harvard University.



Mrs. Raye White, Executive Vice President, Director, has been with Fayez Sarofim & Co. since its inception in August of 1958. She is a Chartered Investment Counsellor. Prior to joining Fayez Sarofim & Co., Mrs. White attended Durham Business College in Houston, Texas and was employed by Anderson Clayton & Co.



Ralph Thomas, CFA, Senior Vice President/Portfolio Manager, joined Fayez Sarofim & Co. in 1968. He earned a B.B.A. in Finance and an M.B.A. from the University of Texas. He is a Chartered Investment Counsellor.



William McGee, Jr., CFA, Senior Vice President/Portfolio Manager, has been with Fayez Sarofim & Co. since 1969. He earned a B.A. in economics from Stanford University and an M.B.A. from the University of Texas. He is a Chartered Investment Counsellor.



Russell Frankel, Senior Vice President/Portfolio Manager, joined Fayez Sarofim & Co. in 1971. He received a B.A. in economics from Stanford University and an M.B.A. from the MIT Sloan School of Management.



Charles Sheedy, CFA, Senior Vice President/Portfolio Manager, earned a B.A. in English Literature from the University of Notre Dame and an M.B.A. from Harvard University. He joined Fayez Sarofim & Co. immediately after graduating in 1971. He is a Chartered Investment Counsellor.



Christopher Sarofim, Vice President/Portfolio Manager, joined Fayez Sarofim & Co. in September 1988. Prior to joining Fayez Sarofim & Co., he was employed with Goldman, Sachs & Co. in Corporate Finance. Mr. Sarofim received an A.B. in History from Princeton University in 1986.


INVESCO-NATIONAL ASSET MANAGEMENT GROUP        ROSZEL/INVESCO-NAM LARGE CAP CORE
PORTFOLIO
406 West Market Street
Suite 2500
Louisville, KY 40202


INVESCO-NAM is a division of INVESCO Institutional (N.A.), Inc. INVESCO Institutional is a division of its parent company, AMVESCAP PLC. INVESCO Institutional had approximately $106 billion in assets under management as of December 31, 2004.



J. Jeffery Krumpelman, CFA, is primarily responsible for the day-to-day management of the Portfolio. Prior to joining INVESCO-National Asset Management Group, Mr. Krumpelman held prior positions of analyst and portfolio manager at PNC Bank. Mr. Krumpelman has a B.A. from DePauw University and an M.B.A. from Northwestern University.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT,
LLC                         ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
600 West Broadway
San Diego, CA 92101


Nicholas-Applegate Capital Management, LLC is a subsidiary of Allianz Dresdner Asset Management of America, which is a wholly owned subsidiary of Allianz AG, a German financial services company with global operations. Nicholas-Applegate Capital Management LLC had approximately $15 billion in assets under management as of December 31, 2004.



Christiane Boyd jointly manages the Portfolio. Ms. Boyd has lead portfolio management and research responsibilities for the US Large Cap Growth team. Ms. Boyd has ultimate decision-making responsibility, prioritizes and coordinates research efforts of the team, generates and confirms investment ideas. She is also responsible for portfolio construction, management and portfolio risk oversight. Ms. Boyd joined Nicholas-Applegate in 2001 as an investment analyst for the Managed Account team where her responsibilities have been general industry coverage. Prior to joining the firm, Ms. Boyd was managing director of Institutional Investments with U.S. Bancorp Piper Jaffray; vice president, international institutional sales with Arneson Kercheville Ehrenberg & Associates; and assistant branch manager of WestLB Securities Pacific, Tokyo, securities subsidiary of Westdeutsche Landesbank Girozentrale, Tokyo. Ms. Boyd is fluent in both German and Japanese languages. She earned her International Baccalaureate degree from American International School of Dusseldorf and her B.A. in economics from International Christian University, Tokyo. Ms. Boyd has eighteen years of investment industry experience.



Michael W. Barraclough jointly manages the Portfolio. Mr. Barraclough is responsible for idea generation and fundamental research and analysis for the US Large Cap Growth strategy and is the primary backup for Ms. Boyd. Mr. Barraclough has lead portfolio management and research responsibilities for the US Mid Cap Growth portfolio. Prior to joining Nicholas-Applegate in 1993, he was investment counsel for Dunham & Associates, Inc. He earned his B.A. from the University of California at San Diego. Mr. Barraclough has fourteen years investment industry experience.


RITTENHOUSE ASSET MANAGEMENT, INC.           ROSZEL/RITTENHOUSE LARGE CAP GROWTH
PORTFOLIO
Five Radnor Corporate Center, Suite 300
100 Matsonford Road
Radnor, PA 19087


Rittenhouse Asset Management, Inc. ("Rittenhouse") had approximately $9 billion in assets under management as of December 31, 2004. Rittenhouse is a wholly owned subsidiary of Nuveen Investments, Inc.



A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are John Philips Waterman, Daniel C. Roarty, James
J. Jolinger, William Lacy Conrad and Leonard Harold McCandless.



John Philips Waterman, CFA


Business Background: Rittenhouse Asset Management, Inc., Chief Investment Officer (10/00 to Present); Rittenhouse Asset Management, Inc., Managing Director -- Investments (9/97 to 10/00); Rittenhouse Asset Management, Inc., Executive Committee (9/97 to Present); Rittenhouse Asset Management, Inc., Research and Investment Team Member (10/93 to Present); Nuveen Investments, LLC, Registered Representative (9/97 to Present); Modern Group, Ltd, Director (9/90 to Present).



Daniel C. Roarty, CFA


Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager (01/04 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (5/01 to Present); Morgan Stanley, Vice President, Security Analyst (6/98 to 4/01).



James J. Jolinger


Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager (1/04 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (1/04 to

Present); Morgan Stanley Investment Management, Inc., Portfolio Manager and Executive Director (4/97 to 9/03); Morgan Stanley Investment Management, Inc., Director of Research (4/97-12/00).



William Lacy Conrad


Business Background: Rittenhouse Asset Management, Inc., Managing Director, Portfolio Manager, Executive Committee (9/97 to Present); Rittenhouse Asset Management, Inc., Research and Investment Team Member (3/91 to Present); Nuveen Investments, LLC, Registered Representative (9/97 to Present).



Leonard Harold McCandless, CFA


Business Background: The Rittenhouse Trust Company, Director (1/90 to Present); Rittenhouse Asset Management, Inc., V.P., Portfolio Manager (12/89 to Present); Rittenhouse Asset Management, Inc. Research and Investment Team Member (12/89 to Present); Keystone Organization, Financial Consultant (10/87 to Present).


SENECA CAPITAL MANAGEMENT LLC           ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
909 Montgomery Street
Suite 500
San Francisco, CA 94133


Seneca Capital Management LLC, formerly GMG/Seneca Capital Management LP, is a California limited liability company which commenced operations in October 1989. Phoenix Investment Partners, Ltd. has a controlling interest in Seneca Capital Management LLC. Seneca Capital Management LLC had approximately $12 billion in assets under management as of December 31, 2004.



Gail P. Seneca, CIO and managing partner jointly manages the Portfolio. Ms. Seneca has 25 years of investment experience. Prior to founding Seneca Capital Management LLC, she served as Senior Vice President of the Asset Management Division of Wells Fargo Bank, where she managed assets in excess of $10 billion. Before Wells Fargo, Ms. Seneca was chief investment strategist for Chase Lincoln First Bank. She has a B.A., a M.A. and a Ph.D. from New York University.



Richard D. Little, CFA, senior equity portfolio manager, and partner, jointly manages the Portfolio. Mr. Little has 36 years of investment experience. Prior to joining Seneca Capital Management LLC, he held positions as analyst, board member, and regional manager with Smith Barney, Natwest Securities and Montgomery Securities. He served as Chief Investment Officer at Equibank, and has also managed portfolios for Philadelphia National Bank and Irwin Union Bank. Mr. Little has a B.S. from Indiana University.



Ron Jacks, CFA, senior equity portfolio manager, and partner, jointly manages the Portfolio. Mr. Jacks has 18 years of investment experience. Prior to joining Seneca Capital Management LLC, he was an equity analyst at Cook Inlet Investment Management. Mr. Jacks began his career at Citywide Bank. He is a graduate of Hastings College and received his M.B.A. from Arizona State University.



Doug Couden, CFA, equity portfolio manager, jointly manages the Portfolio. Mr. Couden has 12 years of investment experience. Prior to joining Seneca Capital Management LLC, he was a business analyst at Paine Webber, Inc. Mr. Couden has a B.A. from Southern Methodist University.



KAYNE ANDERSON RUDNICK INVESTMENT                  ROSZEL/KAYNE ANDERSON RUDNICK


MANAGEMENT, LLC                                          MID CAP VALUE PORTFOLIO


1800 Avenue of the Stars


2nd Floor


Los Angeles, CA 90067



Kayne Anderson Rudnick Investment Management, LLC ("KAR") is a California limited liability corporation with approximately $10 billion in assets under management as of December 31, 2004.



Robert A. Schwarzkopf, CFA, Managing Director and Portfolio Manager jointly manages the Portfolio. Mr. Schwarzkopf also manages small cap equity and small and mid cap equity portfolios.

Mr. Schwarzkopf has been with KAR since 1991 and has been involved in creating model portfolios and researching companies.



Sandi L. Gleason, CFA, Principal and Portfolio Manager jointly manages the Portfolio. Ms. Gleason also manages small and mid cap equity portfolios. Ms. Gleason has been with KAR since 1993 and has been involved in creating model portfolios and researching companies.



FRANKLIN PORTFOLIO ADVISORS             ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO


One Franklin Parkway


San Mateo, CA 94403



Franklin Portfolio Advisors (FPA), a division of Franklin Templeton Portfolio Advisors, Inc. (FTPA) is a California corporation founded in 1979. FTPA is a subsidiary of Franklin Resources, Inc. (FRI), a global investment management organization founded in 1947 and operating as Franklin Templeton Investments. As of December 31, 2004, FPA had $4 billion in assets under management and Franklin Templeton Investments had $402 billion in assets under management.



A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management and portfolio management oversight of the assets for the Portfolio are Ed Jamieson, Michael McCarthy, Zachary Perry, James Cross and Frank Felicelli.



Mr. Jamieson is an executive vice president of Franklin Advisers, Inc. (FAI), an FPA affiliate, and the chief investment officer of the Franklin Equity Group. He is a member of the portfolio management team responsible for the firm's small-cap and mid-cap products and is a member of the Franklin Funds Board of Directors. Prior to joining Franklin in March of 1987, Mr. Jamieson served as treasurer of Beatrice Consumer Products, Inc. a subsidiary of Beatrice Companies, Inc. Previously, he served as director of international treasury for PepsiCo, Inc.'s corporate treasury. Mr. Jamieson received a B.A. degree from Bucknell University, a master's degree in accounting and finance from the University of Chicago Graduate School of Business.



Mr. McCarthy is a senior vice president, director of equity research and portfolio manager for Franklin Advisers, Inc. (FAI), an FPA affiliate. He is responsible for all aspects of the equity research process at FAI and is a member of the portfolio management team responsible for the firm's small-cap and mid-cap products. Mr. McCarthy is a Chartered Financial Analyst (CFA) charterholder and received a B.A. degree in history from the University of California at Los Angeles. He is a member of the Securities Analysts of San Francisco (SASF) and the CFA Institute.



Mr. Perry is a vice president, portfolio manager and research analyst for FPA. He co-manages small cap growth separate account portfolios for FPA, specializes in research analysis of precision instruments/electronics for Franklin Advisers, Inc. (FAI), an FPA affiliate and is a member of the portfolio management team responsible for the firm's small-cap and mid-cap products. Prior to joining Franklin in 1995, Mr. Perry interned for Smith Barney. Mr. Perry received a B.A. degree in psychology from Princeton University and is a Chartered Financial Analyst (CFA) charterholder.



Mr. Cross is a vice president, portfolio manager and research analyst for Franklin Advisers, Inc. (FAI), an FPA affiliate and is a member of the portfolio management team responsible for the firm's small-cap and mid-cap products. He currently covers the aerospace/defense and autos and auto parts industries as a member of the industrials and services sector team. Before assuming industry coverage in 2000, he focused on quantitative research, risk analysis and performance attribution. Prior to joining FAI in 1998, Mr. Cross worked as an economic planner for a government agency in Texas. Mr. Cross received a bachelor of business arts with a major in economics from Baylor University, and is a Chartered Financial Analyst (CFA) charterholder.



Mr. Felicelli is executive vice president and chief investment officer of FPA, where he is involved with the administration of FPA's investment advisory services. Mr. Felicelli is also senior vice president and portfolio manager of Franklin Advisers, Inc. (FAI), an FPA affiliate. Prior to joining Franklin in 1988, he was a trust investment officer for the Bank of California and served as vice president and director of research for a San Francisco-based investment advisory firm. Mr. Felicelli received a B.A. degree in economics from the University of Illinois and an M.B.A. in finance from Golden Gate University in San Francisco. He is a member of the Golden Gate University's Board of Trustees, the Securities Analysts of San Francisco and the CFA Institute. Mr. Felicelli is a Chartered Financial Analyst (CFA) charterholder.


NWQ INVESTMENT MANAGEMENT COMPANY, LLC      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
2049 Century Park East

16(th) Floor

Los Angeles, CA 90067


NWQ Investment Management Company, LLC ("NWQ") is a wholly owned subsidiary of Nuveen Investments, Inc. NWQ had approximately $31 billion in assets under management as of December 31, 2004.


Phyllis G. Thomas, CFA and Managing Director of NWQ Investment Management Company, manages the Portfolio. Ms. Thomas has 32 years of investment management experience. Prior to joining NWQ in 1990, Ms. Thomas held the position of vice president and senior portfolio manager with The Boston Company where she managed institutional portfolios for three years. Ms. Thomas graduated from Northern Illinois University and received her M.B.A. from the University of California at Los Angeles.

DELAWARE MANAGEMENT COMPANY       ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
2005 Market Street
Philadelphia, PA 19103-7094


Delaware Management Company, a series of Delaware Management Business Trust, and its affiliates had approximately $97 billion in assets under management as of December 31, 2004.



Gerald S. Frey, Managing Director/Chief Investment Officer--Growth Investing, has primary responsibility for making day-to-day decisions for the Portfolio. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York. Mr. Frey has 24 years' experience in the money management business and holds a BA in economics from Bloomsburg University and attended Wilkes College and New York University.



When making decisions for the Portfolio, Mr. Frey regularly consults with Marshall T. Bassett, Matt Todorow, Jeffrey W. Hynoski, Steven T. Lampe and Lori
P. Wachs.



Marshall T. Bassett, Senior Vice President/Senior Portfolio Manager, joined Delaware Investments in 1997. Before joining Delaware Investments, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University.



Jeffrey W. Hynoski, Vice President/Senior Portfolio Manager, joined Delaware Investments in 1998. Prior to joining Delaware Investments, he served as a Vice President at Bessemer Trust Company in the mid-and large capitalization growth group where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in finance from the University of Delaware and an MBA with a concentration in investment portfolio management and financial economics from Pace University.



Matt Todorow, Vice President/Portfolio Manager, joined Delaware Investments in 2003. Mr. Todorow recently served as an Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and a MBA from the University of Georgia's Terry College of Business.


Steven T. Lampe, Vice President/Portfolio Manager, received a bachelor's degree in economics and an MBA degree with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995 and covers the health care sector. He previously served as a tax/audit manager at Price Waterhouse specializing in financial service firms. Mr. Lampe is a Certified Public Accountant.

Lori P. Wachs, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in finance and Oriental studies.

LAZARD ASSET MANAGEMENT LLC                ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
30 Rockefeller Plaza
57th Floor
New York, NY 10112


Lazard Asset Management LLC, a subsidiary of Lazard Freres & Co. LLC, had approximately $77 billion in assets under management as of December 31, 2004.



A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are Michael A. Bennett, Gabrielle Boyle, Michael Powers and John R. Reinsberg.



Michael A. Bennett, Managing Director, Portfolio Manager. Mr. Bennett is a Managing Director of Lazard Asset Management LLC and a portfolio manager for Lazard's International Equity team. Prior to joining the firm in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has an MBA from the University of Chicago's Graduate School of Business and a BS from New York University.


Gabrielle Boyle, Senior Managing Director, Portfolio Manager. Ms. Boyle is a Senior Managing Director of Lazard Asset Management LLC. She is a portfolio manager on Lazard's International Equity team and a member of the London-based European Equity team. She joined Lazard in 1993 and has been working in the investment field since 1991. Previously Ms. Boyle worked with Royal Insurance Asset Management. She earned a BA (Hons) degree in Economics & History in 1989 and a MA in Economics in 1990, both from University College, Dublin. She is a member of the Institute of Investment Management and Research.


Michael Powers, Managing Director, Portfolio Manager. Mr. Powers is a Managing Director of Lazard Asset Management LLC and a member of the International Equity, International Equity Select, and European Equity Select teams. He began working in the investment field in 1990. Previous to joining the firm in 1990, he was a vice president for Chemco Technologies. He received an MBA from Long Island University and a BA from Brown University.



John R. Reinsberg, Deputy Chairman. Mr. Reinsberg is Deputy Chairman of Lazard Asset Management LLC responsible for International/Global Equity management and overseeing the day-to-day operations of Lazard's International Equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania. He speaks German, French, and Spanish.



WILLIAM BLAIR & COMPANY, L.L.C.     ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO


222 West Adams Street


Chicago, IL 60606



William Blair & Company, L.L.C. had approximately $26 billion in assets under management as of December 31, 2004.



A team of investment professionals manages the Portfolio. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolio are W. George Greig, Jeffrey Urbina, David Merjan, Todd McClone and Ken McAtamney.

W. George Greig, Principal/Portfolio Manager, has been with William Blair for nine years. Prior to joining William Blair, he headed International Equities at the PNC Bank in Philadelphia and was the Chief Investment Officer for Framlington Group. He earned his B.S. at the Massachusetts Institute of Technology and his M.B.A. at Wharton School of Business at the University of Pennsylvania.



Jeffrey Urbina, CFA, Principal/Portfolio Manager, has been with William Blair for nine years. Before joining William Blair, he was a Senior Vice President and Director of Research at Van Kampen American Capital, a Vice President and Senior Relationship Manager at Citibank and an International Banking Officer at Harris Bank in Chicago. He received a B.A. from Northwestern University and an M.B.A. from Northwestern University Kellogg Graduate School of Management.



David Merjan, CFA, Principal/Portfolio Manager, joined William Blair seven years ago after working as a Cash Manager and Corp Risk Manager, a Manager of the International Equity Fund and an International Equity Analyst for Hughes Electronics. He earned his B.A. at Dickenson College and his M.I.M. at the American Graduate School of International Management.



Todd McClone, CFA, Portfolio Manager, has been with William Blair for five years. Before joining William Blair, he was a Senior Research Analyst for Strong Capital Management, Inc. and a Corporate Finance Research Analyst at Piper, Jaffray Companies. He received his B.B.A. from the University of Wisconsin-Madison.



Ken McAtamney, Portfolio Manager, joined William Blair & Company in February of 2005 as an International Growth Team Research Analyst. Previously, Ken was a Vice President for Goldman Sachs & Co., responsible for institutional equity research coverage for both international and domestic equity. Prior to joining Goldman Sachs, Ken was a Corporate Banking Officer with NBD Bank. He earned his B.A. at Michigan State University and an M.B.A. from Indiana University.


LORD, ABBETT & CO. LLC        ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
90 Hudson Street
11th Floor
Jersey City, NJ 07302


Lord, Abbett & Co. LLC, founded in 1929, manages one of the nation's oldest mutual fund complexes, with approximately $92 billion in 50 mutual fund portfolios and other advisory accounts, as of December 31, 2004.


Robert I. Gerber, Partner and Director of Taxable Fixed Income Management, manages the Portfolio. Mr. Gerber joined Lord, Abbet & Co. LLC in 1997. Mr. Gerber has a B.A. in Economics from Union College and a M.A. and Ph.D. in Economics from Columbia University.

MERRILL LYNCH INVESTMENT MANAGERS, L.P.       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
800 Scudders Mill Road
Plainsboro, NJ 08536


Merrill Lynch Investment Managers, L.P. and its advisory affiliates had approximately $496 billion in assets under management as of December 31, 2004.



Kevin Bormida, Vice President and Portfolio Manager with Merrill Lynch Investment Managers, is the portfolio manager of the Roszel/MLIM Fixed-Income Portfolio and is primarily responsible for setting the investment strategy and the day-to-day management of the Roszel/MLIM Fixed-Income Portfolio. He has been a portfolio manager of the Roszel/MLIM Fixed-Income Portfolio since 2002. Kevin joined Merrill Lynch Investment Managers in 1991. Since 1993, Kevin has been managing taxable and tax-exempt portfolios for high net worth individuals and institutions. Kevin also has been a member of the Fixed Income Investment Strategy Committee since 1995. Prior to his tenure with Merrill Lynch, he held diverse positions in the banking industry.



The SAI provides additional information about the Portfolio Manager(s)' compensation, other accounts managed by the Portfolio Manager(s) and the Portfolio Manager(s)' ownership of shares of the Portfolios to the extent applicable.

                               OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Shares of the Trust are not offered directly to the general public. The Trust currently offers shares of the Trust to separate accounts of MLLIC and MLLICNY as funding vehicles for certain variable contracts issued through the separate accounts. When shares of the Trust are offered as a funding vehicle for variable contracts, a separate prospectus describing the particular separate account and variable contract being offered through that separate account accompanies this prospectus.

Shares of the Portfolios are sold in a continuous offering to the separate accounts to support the variable contracts. Net purchase payments under the variable contracts are placed in one or more subaccounts of the separate accounts and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The separate accounts purchase and redeem shares of the Portfolios for their subaccounts at a net asset value without sales or redemption charges.

For each day on which a Portfolio's net asset value is calculated, the separate accounts transmit to the Trust any orders to purchase or redeem shares of the Portfolios based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners that have been processed on that day. The separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Money received by the Trust from the separate accounts for the purchase of shares of the Roszel/Lazard International Portfolio or Roszel/Credit Suisse International Portfolio are often invested by the Portfolios on the day following the execution of such purchases. Payment for shares redeemed are made within seven days after receipt of a proper notice of redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. To the extent that such classes of investors are invested in the same Portfolio when a conflict of interest arises that might involve the Portfolio, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts. Nonetheless, the board of trustees of the Trust will monitor the Portfolios for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, then MLLIC or MLLICNY will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict occurs, then MLLIC or MLLICNY might withdraw its separate accounts' investment in one or more Portfolios or it may substitute shares of one Portfolio for another. This might force a Portfolio to sell its portfolio securities at a disadvantageous price.

  Policy on Disruptive Trading

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the separate accounts if such sales are not in the Trust's or appropriate Portfolio's best interests. For example, the Trust may reject purchase orders from separate accounts when such orders are part of a pattern of large purchases and redemptions that reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a Portfolio's assets between daily pricings.

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any Portfolio that may disrupt orderly management of the Portfolio's investment portfolio ("DISRUPTIVE TRADING"). As investment vehicles for variable contracts, which are designed as long-term investments, the Portfolios are not appropriate for "market timing" or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any Portfolio or market sector. Such practices often disrupt the orderly management of a Portfolio's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings.

     - necessitating premature liquidation of certain investments at unfavorable prices.

     - increasing brokerage commissions and other portfolio transaction expenses.

Likewise, arbitrage of the changing value of a Portfolio's assets between daily pricing often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and/or owners of variable contracts issued by different insurers.


The Trust's board of trustees has adopted policies and procedures reasonably designed to detect and deter DISRUPTIVE TRADING. The Trust's policies include:
(1) a policy of not knowingly accommodating contract owner transactions that result in DISRUPTIVE TRADING, (2) a policy of applying any future restrictions on the volume or number of purchases of Portfolio shares uniformly to all separate accounts without exception, and (3) a policy permitting procedures to vary among Portfolios provided that procedures related to restrictions on the volume or number of purchases of shares for a particular Portfolio apply uniformly to all separate accounts investing in the Portfolio. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any Portfolio's shares.



Though each separate account typically either purchases or redeems shares of its corresponding Portfolio each day, the Trust does not consider such transactions disruptive to a Portfolio unless they are large in relation to the Portfolio's size and not the random result of net variable contact owner transactions in a separate account. However, the Trust considers large purchases or redemptions of shares resulting from contract owners engaging in: (1) "market timing," (2) arbitrage based on the lag between the time the value of certain portfolio investments changes and the time the Portfolio computes its net asset value, or
(3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of a separate account to another, to be DISRUPTIVE TRADING and will take appropriate action to deter such trading including adoption of specific procedures appropriate to the circumstances. Current procedures include ones designed to ensure that each separate account has effective policies and procedures operating to identify and deter DISRUPTIVE TRADING by owners of variable contracts issued through it. If required by applicable law or deemed advisable by the Trust's board of trustees, the Trust may adopt redemption fees for shares of one or more Portfolios. In addition to adopting procedures, the Trust may take other actions to stop DISRUPTIVE TRADING such as ceasing sales of additional shares of one or more Portfolios to a separate account through which offending contract owners are operating. In such an event, all other owners of contracts issued through that separate account would be disadvantaged. With the exception of restrictions on the volume or number of share purchases, procedures adopted or actions taken to deter DISRUPTIVE TRADING may be particular to the separate account in question and be the subject of negotiation with the separate account's sponsoring insurance company, the Trust may not take such action on a uniform basis for all separate accounts.


Although the Trust will endeavor to ensure that each separate account can and does identify and deter DISRUPTIVE TRADING by its variable contract owners, it cannot control their efforts or guarantee their success at deterrence. Therefore, an investment in any of the Portfolios is subject to the risks of DISRUPTIVE TRADING.

  Merrill Lynch Consults Annuity

Under the Consults Annuities, MLLIC and MLLICNY generally seek to make available subaccounts that invest in Portfolios subadvised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program"). However, at times, an investment manager may be placed "on hold" in the Consults Program. An investment manager may be placed on hold for a variety of reasons including changes in key personnel, changes in investment process, performance, or other factors. During any period that an investment manager is "on hold," its investment team, process, and performance are being evaluated.

In order to keep the investment options under the Consults Annuity aligned with the Consults Program, MLLIC and MLLICNY may close a subaccount that invests in a Portfolio whose subadviser is an investment manager placed "on hold" within the Consults Program to allocations of premiums and contract value for Consults Annuities issued on or after a specified date. If a subaccount is closed, only contract owners who purchased a Consults Annuity before the noted date may continue to allocate premiums and transfer contract value to that subaccount. Because separate accounts of MLLIC and MLLICNY are the only shareholders of the Portfolios, a Portfolio underlying a closed subaccount may face limited future asset growth, which in turn may cause the Portfolio to fail to reach asset levels necessary for it to realize economies of scale.


As of the date of this prospectus, the following three subaccounts are closed to allocations of premiums and contract value for Consults Annuities issued on or after the respective dates:



                                                                                           CLOSED FOR
                                                                                       CONSULTS ANNUITIES
SUBACCOUNT:                                       RELATED PORTFOLIO:                   ISSUED ON OR AFTER:
-----------                                       ------------------                   -------------------
Roszel/INVESCO-NAM
  Large Cap Core                 Roszel/INVESCO-NAM Large Cap Core Portfolio           December 10, 2004
Roszel/Nicholas-Applegate
  Large Cap Growth               Roszel/Nicholas-Applegate Large Cap Growth Portfolio  February 25, 2005
Roszel/Seneca Large Cap Growth   Roszel/Seneca Large Cap Growth Portfolio              December 10, 2004


  Special Compensation Arrangements

Roszel Advisors may pay amounts to MLLIC or MLLICNY from its own resources. These payments are meant to compensate the insurance companies for part of the administrative expense of maintaining accounts for and communicating with owners of variable contracts.

  Contract Owner Voting Rights

With regard to Portfolio matters for which the Investment Company Act of 1940 (the "1940 Act") requires a shareholder vote, MLLIC and MLLICNY vote such shares in accordance with instructions received from the owners of variable contracts having a voting interest in that separate account. Each share has one vote for each dollar of net asset value and votes are counted on an aggregate basis except as to matters where the interests of Portfolios differ (such as approval of an investment advisory agreement or a change in a Portfolio's fundamental investment restrictions). In such a case, the voting is on a Portfolio-by-Portfolio basis. Fractional shares are counted. Shares held by a separate account for which no instructions are received are voted by MLLIC and MLLICNY for or against any propositions, or in abstention, in the same proportion as the shares for which instructions have been received.


PORTFOLIO HOLDINGS



A description of the Trust's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is available in the SAI.


DISTRIBUTIONS AND TAX INFORMATION

  Income Dividends and Capital Gains Distribution

The Roszel/Lord Abbett Government Securities Portfolio and Roszel/MLIM Fixed-Income Portfolio intend to distribute substantially all of their net investment income monthly. Each of the other Portfolios intends to distribute substantially all of its net investment income annually. Each Portfolio also intends to distribute substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by a Portfolio are reinvested in shares of that Portfolio at that Portfolio's net asset value.

  Taxes

For federal income tax purposes, each Portfolio is treated as a separate entity. Each Portfolio intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986 as amended ("Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. By so qualifying, a Portfolio should have little or no liability for federal income taxes if it distributes substantially all of its net investment income and net realized capital gains to the separate accounts each year.

Since the separate accounts are the only shareholders of the Trust, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to the purchasers of variable contracts, see the attached prospectus for such contract.

CALCULATING SHARE VALUE

Portfolio shares are sold at net asset value ("NAV"). The NAV of each Portfolio is calculated at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per share for each Portfolio is determined by adding the value of the Portfolio's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of that Portfolio's outstanding shares.

A Portfolio's portfolio securities are valued most often on the basis of market quotations. SECURITIES OF FOREIGN ISSUERS generally are valued on the basis of quotations from the primary market in which they are traded. Some INCOME-BEARING SECURITIES are valued using dealers and pricing services. Municipal bond valuations are based on prices supplied by a qualified municipal pricing service. Those prices are composed of the mean average of the bid and ask prices on the secondary market. Any short-term securities held by any Portfolio with remaining maturities of sixty days or less are valued on the basis of amortized cost or original cost plus accrued interest. A Portfolio's written or purchased options are valued at the last sales price, or if no sales occurred that day, at the last traded bid price. A Portfolio's NAV may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares.


If quotations are not readily available for a portfolio, or if an Adviser believes that a quotation or other market price for a portfolio security does not represent its fair value, Roszel Advisors may value the security using procedures approved by the Trust's board of trustees that are designed to establish its "fair" value. Under the fair value procedures, if the Trust's accounting agent cannot readily obtain a quotation for a security [from an approved pricing source], it refers the matter to Roszel Advisor's Valuation Committee to determine the fair value of the security. Likewise, when a subadviser believes that a quoted price, or a price provided by an approved pricing source is incorrect or does not reflect the fair value of a security, it may refer the matter to the Valuation Committee to determine the fair value. The Valuation Committee follows different protocols for different types of securities and circumstances.



The fair value procedures may be used to value any security held by any Portfolio in the appropriate circumstances. Most often, however, the fair value procedures are used to establish the values of SMALL CAPITALIZATION SECURITIES, LOWER-RATED SECURITIES or SECURITIES OF FOREIGN ISSUERS. Among these, Roszel Advisors relies on its fair value procedures the most in connection with SECURITIES OF FOREIGN ISSUERS whose principal trading market(s) is outside the U.S. and/or are NON-DOLLAR SECURITIES. From time to time, events occur that affect FOREIGN ISSUERS or the securities they have issued, or information about the issuer or securities becomes available, after the close of trading in the securities but before 4:00 pm Eastern time. In these situations, the fair value of the security may be different from the last available quotation or other market price. The fair value procedures for SECURITIES OF FOREIGN ISSUERS and/or NON-DOLLAR SECURITIES may include consultation with an independent fair value pricing service.



Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by the Valuation Committee under the fair value procedures for any security may vary from the last quoted sale price or market close price, or from the value given to the same security by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) the Valuation Committee itself had it used a different methodology to value the security. The Trust and Roszel Advisors cannot assure that a security can be sold at the fair value assigned to it at any time.

Use of the fair value procedures entails the risk that the valuation of a security may result in greater fluctuation in its value from one day to the next than would be the case if market values were available, as well as the risk that a Portfolio could not sell the security for the fair value established for it under the procedures.


                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the financial performance of the Portfolios since inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for the fiscal periods ended December 31, 2002, December 31, 2003 and December 31, 2004 has been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, whose report appears in the Trust's Annual Report to Shareholders and is incorporated by reference in the SAI. The Annual Report and the Portfolios' financial statements, as well as the SAI, are available at no cost from the Trust at the toll free number noted on the back cover to this Prospectus or from your insurance company.

                                                                         ROSZEL/LORD ABBETT
                                                                          LARGE CAP VALUE
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $ 12.90        $  9.96         $10.00
                                                               -------        -------         ------
Investment income -- net(a)(g).............................       0.10           0.07           0.04
Realized and unrealized gain (loss) on
  investments -- net.......................................       1.49           2.91          (0.08)**
                                                               -------        -------         ------
Total from investment operations...........................       1.59           2.98          (0.04)
                                                               -------        -------         ------
Distributions to shareholders from:
  Investment income -- net.................................      (0.06)         (0.02)            --
  Realized gain -- net.....................................      (0.34)         (0.02)            --
                                                               -------        -------         ------
Total distributions........................................      (0.40)         (0.04)            --
                                                               -------        -------         ------
Net asset value, end of period.............................    $ 14.09        $ 12.90         $ 9.96
                                                               =======        =======         ======
TOTAL RETURN(B)............................................      12.61%         30.00%         (0.40)%(c)
                                                               =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       1.49%          1.92%          6.01%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..........................       1.10%          1.08%          1.05%(d)
Investment income (loss) -- net before expense
  reductions(e)............................................       0.40%         (0.21)%        (4.13)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       0.79%          0.61%          0.78%(d)
Investment income -- net of all reductions(g)..............       0.79%          0.63%          0.83%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................    $12,773        $11,003         $5,578
                                                               =======        =======         ======
Portfolio turnover rate....................................         36%            28%            13%
                                                               =======        =======         ======


---------------

*   Commencement of investment operations.

** The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns shown include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreement (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                            ROSZEL/LEVIN
                                                                          LARGE CAP VALUE
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $10.90         $ 8.51         $10.00
                                                                ------         ------         ------
Investment income -- net(a)(g).............................       0.16           0.09           0.12
Realized and unrealized gain (loss) on
  investments -- net.......................................       1.31           2.39          (1.61)
                                                                ------         ------         ------
Total from investment operations...........................       1.47           2.48          (1.49)
                                                                ------         ------         ------
Distributions to shareholders from:
  Investment income -- net.................................      (0.12)         (0.06)            --
  Realized gain -- net.....................................      (0.80)         (0.03)            --
                                                                ------         ------         ------
Total distributions........................................      (0.92)         (0.09)            --
                                                                ------         ------         ------
Net asset value, end of period.............................     $11.45         $10.90         $ 8.51
                                                                ======         ======         ======
TOTAL RETURN(B)............................................      14.30%         29.26%        (14.90)%(c)
                                                                ======         ======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       3.01%          3.34%         11.09%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..........................       1.04%          1.08%          0.95%(d)
Investment loss -- net before expense reductions(e)........      (0.50)%        (1.27)%        (7.38)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       1.41%          0.97%          2.61%(d)
Investment income -- net of all reductions(g)..............       1.47%          0.99%          2.76%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $3,063         $3,256         $2,300
                                                                ======         ======         ======
Portfolio turnover rate....................................         94%            97%            21%
                                                                ======         ======         ======


---------------

*   Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                            ROSZEL/MLIM
                                                                           RELATIVE VALUE
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $ 11.91        $  9.44         $10.00
                                                               -------        -------         ------
Investment income -- net(a)(g).............................       0.18           0.16           0.06
Realized and unrealized gain (loss) on
  investments -- net.......................................       1.46           2.33          (0.62)**
                                                               -------        -------         ------
Total from investment operations...........................       1.64           2.49          (0.56)
                                                               -------        -------         ------
Distributions to shareholders from:
  Investment income -- net.................................      (0.13)         (0.02)            --
  Realized gain --.........................................      (0.16)            --             --
                                                               -------        -------         ------
Total distributions........................................      (0.29)         (0.02)            --
                                                               -------        -------         ------
Net asset value, end of period.............................    $ 13.26        $ 11.91         $ 9.44
                                                               =======        =======         ======
TOTAL RETURN(B)............................................      14.03%         26.41%         (5.60)%(c)
                                                               =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       1.38%          1.64%          5.23%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..........................       1.10%          1.10%          1.10%(d)
Investment income (loss) -- net before expense
  reductions(e)............................................       1.23%          1.01%         (2.84)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       1.51%          1.55%          1.29%(d)
Investment income -- net of all reductions(g)..............       1.51%          1.55%          1.29%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................    $15,297        $15,873         $6,309
                                                               =======        =======         ======
Portfolio turnover rate....................................         26%            12%            15%
                                                               =======        =======         ======


---------------

*   Commencement of investment operations.

** The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                        ROSZEL/FAYEZ SAROFIM
                                                                           LARGE CAP CORE
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $11.42         $ 9.04        $ 10.00
                                                                ------         ------        -------
Investment income -- net(a)(g).............................       0.08           0.03           0.02
Realized and unrealized gain (loss) on
  investments -- net.......................................       0.51           2.40          (0.98)
                                                                ------         ------        -------
Total from investment operations...........................       0.59           2.43          (0.96)
                                                                ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.................................      (0.03)         (0.05)            --
  Realized gain -- net.....................................      (0.31)            --             --
                                                                ------         ------        -------
Total distributions........................................      (0.34)         (0.05)            --
                                                                ------         ------        -------
Net asset value, end of period.............................     $11.67         $11.42        $  9.04
                                                                ======         ======        =======
TOTAL RETURN(B)............................................       5.27%         27.00%         (9.60)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       6.36%          9.10%         39.23%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..........................       1.10%          1.10%          1.04%(d)
Investment loss -- net before expense reductions(e)........      (4.56)%        (7.74)%       (37.85)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       0.70%          0.26%          0.28%(d)
Investment income -- net of all reductions(g)..............       0.70%          0.26%          0.34%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $1,031         $1,074        $   531
                                                                ======         ======        =======
Portfolio turnover rate....................................        116%            84%            29%
                                                                ======         ======        =======


---------------

*   Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                        ROSZEL/ INVESCO-NAM
                                                                           LARGE CAP CORE
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $11.07         $ 8.88        $ 10.00
                                                                ------         ------        -------
Investment income -- net(a)(g).............................       0.05           0.04           0.02
Realized and unrealized gain (loss) on
  investments -- net.......................................       0.36           2.17          (1.14)
                                                                ------         ------        -------
Total from investment operations...........................       0.41           2.21          (1.12)
                                                                ------         ------        -------
Distributions shareholders from:
  Investment income -- net.................................      (0.04)         (0.02)            --
  Realized gain -- net.....................................      (0.17)            --             --
                                                                ------         ------        -------
Total distributions........................................      (0.21)         (0.02)            --
                                                                ------         ------        -------
Net asset value, end of period.............................     $11.27         $11.07        $  8.88
                                                                ======         ======        =======
TOTAL RETURN(B)............................................       3.81%         24.92%        (11.20)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       3.09%          3.90%         16.20%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..........................       1.10%          1.10%          1.10%(d)
Investment loss -- net before expense reductions(e)........      (1.53)%        (2.39)%       (14.72)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       0.46%          0.41%          0.38%(d)
Investment income -- net of all reductions(g)..............       0.46%          0.41%          0.38%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $2,481         $2,415        $ 1,611
                                                                ======         ======        =======
Portfolio turnover rate....................................         47%            57%            13%
                                                                ======         ======        =======


---------------

 *  Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                     ROSZEL/ NICHOLAS-APPLEGATE
                                                                          LARGE CAP GROWTH
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $11.14         $ 8.91        $ 10.00
                                                                ------         ------        -------
Investment income (loss) -- net(a)(g)......................       0.01          (0.01)         (0.01)
Realized and unrealized gain (loss) on
  investments -- net.......................................       0.93           2.27          (1.08)
                                                                ------         ------        -------
Total from investment operations...........................       0.94           2.26          (1.09)
                                                                ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.................................         --          (0.03)            --
  Realized gain -- net.....................................      (0.31)            --             --
                                                                ------         ------        -------
Total distributions........................................      (0.31)         (0.03)            --
                                                                ------         ------        -------
Net asset value, end of period.............................     $11.77         $11.14        $  8.91
                                                                ======         ======        =======
TOTAL RETURN(B)............................................       8.70%         25.42%        (10.20)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       4.53%          6.57%         35.23%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..........................       1.06%          1.04%          1.10%(d)
Investment loss -- net before expense reductions(e)........      (3.35)%        (5.68)%       (34.27)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)................................       0.08%         (0.21)%        (0.14)%(d)
Investment income (loss) -- net of all reductions(g).......       0.12%         (0.15)%        (0.14)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $1,514         $1,508        $   546
                                                                ======         ======        =======
Portfolio turnover rate....................................        150%           173%            98%
                                                                ======         ======        =======


---------------

 *  Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                         ROSZEL/ RITTENHOUSE
                                                                           LARGE CAP GROWTH
                                                                              PORTFOLIO
                                                              ------------------------------------------
                                                                  YEAR           YEAR         JULY 1,
                                                                 ENDED          ENDED         2002* TO
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003           2002
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 10.88        $  9.11         $10.00
                                                                -------        -------         ------
Investment income -- net(a)(g)..............................       0.05           0.01           0.01
Realized and unrealized gain (loss) on investments -- net...       0.39           1.77          (0.90)
                                                                -------        -------         ------
Total from investment operations............................       0.44           1.78          (0.89)
                                                                -------        -------         ------
Distributions to shareholders from investment
  income -- net.............................................      (0.01)         (0.01)            --
                                                                -------        -------         ------
Net asset value, end of period..............................    $ 11.31        $ 10.88         $ 9.11
                                                                =======        =======         ======
TOTAL RETURN(B).............................................       4.08%         19.51%         (8.90)%(c)
                                                                =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).......................       1.52%          1.74%          5.05%(d)
Expenses net of waivers and reimbursements, if any(f).......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)...........................       1.10%          1.04%          1.03%(d)
Investment income (loss) -- net before expense
  reductions(e).............................................       0.04%         (0.56)%        (3.85)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)....................................................       0.46%          0.08%          0.10%(d)
Investment income -- net of all reductions(g)...............       0.46%          0.14%          0.17%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $10,900        $11,598         $6,534
                                                                =======        =======         ======
Portfolio turnover rate.....................................         28%            15%             6%
                                                                =======        =======         ======


---------------

 *  Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                            ROSZEL/ SENECA
                                                                           LARGE CAP GROWTH
                                                                              PORTFOLIO
                                                              ------------------------------------------
                                                                  YEAR           YEAR         JULY 1,
                                                                 ENDED          ENDED         2002* TO
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  2004           2003           2002
                                                              ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $11.32         $ 8.97        $ 10.00
                                                                 ------         ------        -------
Investment income (loss) -- net(a)(g).......................       0.01          (0.00)+         0.01
Realized and unrealized gain (loss) on investments -- net...       0.48           2.37          (1.04)
                                                                 ------         ------        -------
Total from investment operations............................       0.49           2.37          (1.03)
                                                                 ------         ------        -------
Distributions to shareholders from:
  Investment income -- net..................................      (0.00)+        (0.02)            --
  Realized gain -- net......................................      (0.27)            --             --
                                                                 ------         ------        -------
Total distributions.........................................      (0.27)         (0.02)            --
                                                                 ------         ------        -------
Net asset value, end of period..............................     $11.54         $11.32        $  8.97
                                                                 ======         ======        =======
TOTAL RETURN(B).............................................       4.53%         26.40%        (10.30)%(c)
                                                                 ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e).......................       2.27%          3.07%         10.21%(d)
Expenses net of waivers and reimbursements, if any(f).......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)...........................       0.89%          0.94%          1.02%(d)
Investment loss -- net before expense reductions(e).........      (1.30)%        (2.12)%        (9.06)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f).................................      (0.13)%        (0.15)%         0.05%(d)
Investment income -- net of all reductions(g)...............       0.08%          0.01%          0.13%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $4,170         $3,905        $ 2,337
                                                                 ======         ======        =======
Portfolio turnover rate.....................................        149%           103%            72%
                                                                 ======         ======        =======


---------------

 *  Commencement of investment operations.

 +  Per share amount is less than $0.01.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                   ROSZEL/ KAYNE ANDERSON RUDNICK
                                                                           MID CAP VALUE
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $10.53         $ 7.96        $ 10.00
                                                                ------         ------        -------
Investment income (loss) -- net(a)(g)......................      (0.02)          0.01           0.02
Realized and unrealized gain (loss) on
  investments -- net.......................................       1.11           2.58          (2.06)
                                                                ------         ------        -------
Total from investment operations...........................       1.09           2.59          (2.04)
                                                                ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.................................      (0.01)         (0.02)            --
  Realized gain -- net.....................................      (0.04)            --             --
                                                                ------         ------        -------
Total distributions........................................      (0.05)         (0.02)            --
                                                                ------         ------        -------
Net asset value, end of period.............................     $11.57         $10.53        $  7.96
                                                                ======         ======        =======
TOTAL RETURN(b)............................................      10.37%         32.53%        (20.40)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       2.16%          2.62%          9.34%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..........................       1.10%          1.05%          1.10%(d)
Investment loss -- net before expense reductions(e)........      (1.25)%        (1.46)%        (7.68)%(d)
Investment income (loss) -- net of waivers and
  reimbursements, if any(f)................................      (0.19)%         0.06%          0.56%(d)
Investment income (loss) -- net of all reductions(g).......      (0.19)%         0.11%          0.56%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $4,121         $4,915        $ 3,140
                                                                ======         ======        =======
Portfolio turnover rate....................................         62%            67%            69%
                                                                ======         ======        =======


---------------

 *  Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                          ROSZEL/ FRANKLIN
                                                                           MID CAP GROWTH
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $11.21         $ 8.61        $ 10.00
                                                                ------         ------        -------
Investment loss -- net(a)(g)...............................      (0.03)         (0.05)         (0.01)
Realized and unrealized gain (loss) on
  investments -- net.......................................       0.67           2.66          (1.38)
                                                                ------         ------        -------
Total from investment operations...........................       0.64           2.61          (1.39)
                                                                ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.................................         --          (0.01)            --
  Realized gain -- net.....................................      (0.84)            --             --
                                                                ------         ------        -------
Total distributions........................................      (0.84)         (0.01)            --
                                                                ------         ------        -------
Net asset value, end of period.............................     $11.01         $11.21        $  8.61
                                                                ======         ======        =======
TOTAL RETURN(B)............................................       6.33%         30.32%        (13.90)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       2.52%          3.20%         13.51%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.10%          1.10%          1.10%(d)
Expenses net of all reductions(g)..........................       0.87%          0.97%          0.91%(d)
Investment loss -- net before expense reductions(e)........      (1.95)%        (2.73)%       (12.92)%(d)
Investment loss -- net of waivers and reimbursements, if
  any(f)...................................................      (0.53)%        (0.63)%        (0.51)%(d)
Investment loss -- net of all reductions(g)................      (0.30)%        (0.50)%        (0.32)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $$3,326        $3,764        $ 1,865
                                                                ======         ======        =======
Portfolio turnover rate....................................        180%           179%            53%
                                                                ======         ======        =======


---------------

 *  Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                            ROSZEL/ NWQ
                                                                          SMALL CAP VALUE
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $11.84         $ 7.74        $ 10.00
                                                                ------         ------        -------
Investment income -- net(a)(g).............................       0.02           0.02           0.02
Realized and unrealized gain (loss) on
  investments -- net.......................................       3.29           4.10          (2.28)
                                                                ------         ------        -------
Total from investment operations...........................       3.31           4.12          (2.26)
                                                                ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.................................      (0.02)         (0.02)            --
  Realized gain -- net.....................................      (1.12)            --             --
                                                                ------         ------        -------
Total distributions........................................      (1.14)         (0.02)            --
                                                                ------         ------        -------
Net asset value, end of period.............................     $14.01         $11.84        $  7.74
                                                                ======         ======        =======
TOTAL RETURN(B)............................................      29.65%         53.24%        (22.60)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       1.99%          2.73%         12.22%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g)..........................       1.11%          1.02%          0.95%(d)
Investment loss -- net before expense reductions(e)........      (0.71)%        (1.46)%       (10.68)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       0.13%          0.12%          0.39%(d)
Investment income -- net of all reductions(g)..............       0.17%          0.25%          0.59%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $6,187         $5,127        $ 2,055
                                                                ======         ======        =======
Portfolio turnover rate....................................         46%            45%            10%
                                                                ======         ======        =======


---------------

 *  Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                          ROSZEL/ DELAWARE
                                                                        SMALL-MID CAP GROWTH
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $10.38         $ 7.62        $ 10.00
                                                                ------         ------        -------
Investment loss -- net(a)(g)...............................      (0.08)         (0.06)         (0.04)
Realized and unrealized gain (loss) on
  investments -- net.......................................       1.40           2.82          (2.34)
                                                                ------         ------        -------
Total from investment operations...........................       1.32           2.76          (2.38)
                                                                ------         ------        -------
Distributions to shareholders from investment
  income -- net............................................         --          (0.00)+           --
                                                                ------         ------        -------
Net asset value, end of period.............................     $11.70         $10.38        $  7.62
                                                                ======         ======        =======
TOTAL RETURN(B)............................................      12.72%         36.26%        (23.80)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       2.84%          4.69%         17.03%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.15%          1.16%+(h)      1.25%(d)
Expenses net of all reductions(g)..........................       1.15%          1.15%          1.23%(d)
Investment loss -- net before expense reductions(e)........      (2.40)%        (4.27)%       (16.78)%(d)
Investment loss -- net of waivers and reimbursements, if
  any(f)...................................................      (0.71)%        (0.74)%        (1.00)%(d)
Investment loss -- net of all reductions(g)................      (0.71)%        (0.73)%        (0.98)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $3,475         $2,460        $ 1,413
                                                                ======         ======        =======
Portfolio turnover rate....................................         42%           115%            51%
                                                                ======         ======        =======


---------------

 *  Commencement of investment operations.


 +  Per share amount is less than $0.01.



(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.



(h) The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.25% to 1.15% effective March 3, 2003. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through March 2, 2003.

                                                                           ROSZEL/ LAZARD
                                                                           INTERNATIONAL
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $11.51         $ 8.93        $ 10.00
                                                                ------         ------        -------
Investment income -- net(a)(g).............................       0.15           0.12           0.00+
Realized and unrealized gain (loss) on
  investments -- net.......................................       1.71           2.48          (1.07)
                                                                ------         ------        -------
Total from investment operations...........................       1.86           2.60          (1.07)
                                                                ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.................................      (0.07)         (0.02)            --
  Realized gain -- net.....................................      (0.05)            --             --
                                                                ------         ------        -------
Total distributions........................................      (0.12)         (0.02)            --
Net asset value, end of period.............................     $13.25         $11.51        $  8.93
                                                                ======         ======        =======
TOTAL RETURN(B)............................................      16.30%         29.12%        (10.70)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       2.20%          3.96%         31.35%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g)..........................       1.15%          1.15%          1.15%(d)
Investment income (loss) -- net before expense
  reductions(e)............................................       0.23%         (1.61)%       (30.13)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       1.28%          1.20%          0.07%(d)
Investment income -- net of all reductions(g)..............       1.28%          1.20%          0.07%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $4,827         $3.645        $ 1,126
                                                                ======         ======        =======
Portfolio turnover rate....................................         30%            28%             3%
                                                                ======         ======        =======


---------------

 *  Commencement of investment operations.

 +  Per share amount is less than $0.01.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                       ROSZEL/ WILLIAM BLAIR
                                                                           INTERNATIONAL
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................     $11.90         $ 8.91        $ 10.00
                                                                ------         ------        -------
Investment income -- net(a)(g).............................       0.15           0.16           0.01
Realized and unrealized gain (loss) on
  investments -- net.......................................       1.16           2.85          (1.10)
                                                                ------         ------        -------
Total from investment operations...........................       1.31           3.01          (1.09)
                                                                ------         ------        -------
Distributions to shareholders from:
  Investment income -- net.................................      (0.19)         (0.02)            --
  Realized gain -- net.....................................      (0.68)            --             --
                                                                ------         ------        -------
Total distributions........................................      (0.87)         (0.02)            --
Net asset value, end of period.............................     $12.34         $11.90        $  8.91
                                                                ======         ======        =======
TOTAL RETURN(B)............................................      11.83%         33.80%        (10.90)%(c)
                                                                ======         ======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       2.83%          3.17%          9.47%(d)
Expenses net of waivers and reimbursements, if any(f)......       1.15%          1.15%          1.15%(d)
Expenses net of all reductions(g)..........................       1.12%          1.14%          1.15%(d)
Investment loss -- net before expense reductions(e)........      (0.44)%        (0.43)%        (8.06)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       1.24%          1.59%          0.26%(d)
Investment income -- net of all reductions(g)..............       1.27%          1.60%          0.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................     $2,993         $3,414        $ 2,419
                                                                ======         ======        =======
Portfolio turnover rate....................................        168%           117%            35%
                                                                ======         ======        =======


---------------

 *  Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                        ROSZEL/ LORD ABBETT
                                                                       GOVERNMENT SECURITIES
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $ 10.33        $ 10.49         $10.00
                                                               -------        -------         ------
Investment income -- net(a)(g).............................       0.40           0.25           0.12
Realized and unrealized gain (loss) on
  investments -- net.......................................       0.05          (0.07)          0.45
                                                               -------        -------         ------
Total from investment operations...........................       0.45           0.18           0.57
                                                               -------        -------         ------
Distributions to shareholders from:
  Investment income -- net.................................      (0.37)         (0.33)         (0.08)
  Realized gain -- net.....................................         --          (0.01)            --
                                                               -------        -------         ------
Total distributions........................................      (0.37)         (0.34)         (0.08)
                                                               -------        -------         ------
Net asset value, end of period.............................    $ 10.41        $ 10.33         $10.49
                                                               =======        =======         ======
TOTAL RETURN(B)............................................       4.11%          1.79%          5.70%(c)
                                                               =======        =======         ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       1.42%          1.56%          3.82%(d)
Expenses net of waivers and reimbursements, if any(f)......       0.95%          0.96%          0.95%(d)
Expenses net of all reductions(g)..........................       0.95%          0.96%          0.95%(d)
Investment income (loss) -- net before expense
  reductions(e)............................................       2.66%          1.81%         (0.65)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       3.13%          2.41%          2.22%(d)
Investment income -- net of all reductions(g)..............       3.13%          2.41%          2.22%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................    $10,245        $12,729         $9,149
                                                               =======        =======         ======
Portfolio turnover rate....................................        406%           273%           107%
                                                               =======        =======         ======


---------------

 *  Commencement of investment operations.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.

                                                                            ROSZEL/ MLIM
                                                                            FIXED-INCOME
                                                                             PORTFOLIO
                                                             ------------------------------------------
                                                                 YEAR           YEAR         JULY 1,
                                                                ENDED          ENDED         2002* TO
                                                             DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                 2004           2003           2002
                                                             ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................    $ 10.14        $ 10.19        $ 10.00
                                                               -------        -------        -------
Investment income -- net(a)(g).............................       0.26           0.22           0.11
Realized and unrealized gain (loss) on
  investments -- net.......................................      (0.02)          0.02           0.16
                                                               -------        -------        -------
Total from investment operations...........................       0.24           0.24           0.27
                                                               -------        -------        -------
Distributions to shareholders from:
  Investment income -- net.................................      (0.33)         (0.29)         (0.08)
  Realized gain -- net.....................................         --          (0.00)+           --
                                                               -------        -------        -------
Total distributions........................................      (0.33)         (0.29)         (0.08)
                                                               -------        -------        -------
Net asset value, end of period.............................    $ 10.05        $ 10.14        $ 10.19
                                                               =======        =======        =======
TOTAL RETURN(B)............................................       2.04%          2.37%          2.74%(c)
                                                               =======        =======        =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions(e)......................       1.22%          1.43%          3.66%(d)
Expenses net of waivers and reimbursements, if any(f)......       0.97%(h)       1.00%          1.00%(d)
Expenses net of all reductions(g)..........................       0.97%          1.00%          1.00%(d)
Investment income (loss) -- net before expense
  reductions(e)............................................       2.35%          1.73%         (0.40)%(d)
Investment income -- net of waivers and reimbursements, if
  any(f)...................................................       2.60%          2.16%          2.26%(d)
Investment income -- net of all reductions(g)..............       2.60%          2.16%          2.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)...................    $15,569        $17,958        $11,377
                                                               =======        =======        =======
Portfolio turnover rate....................................         38%            24%            38%
                                                               =======        =======        =======


---------------

 *  Commencement of investment operations.

 +  Per share amount is less than $0.01.


(a) Based on average shares outstanding during the respective periods.



(b) Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements (if any). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Past results shown should not be considered a representation of future performance. Total returns and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost.


(c) Not annualized.

(d) Annualized.


(e) Does not include advisory waivers, expense reimbursements or expense reductions from commission recapture agreements.



(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from commission recapture agreements, if any.



(g) Includes advisory waivers, expense reimbursements and expense reductions from commission recapture agreements, if any.



(h) The Portfolio's expense ratio net of waivers and reimbursements was lowered from 1.00% to 0.95% effective May 1, 2004. The ratio shown reflects the effect of the higher expense ratio for the period January 1 through April 30, 2004.

                               SERVICE PROVIDERS

INVESTMENT MANAGER

Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534, is the investment manager of the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116-5022, is the independent registered public accounting firm of the Trust.


CUSTODIAN

JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, acts as Custodian of the Trust's assets.

ADMINISTRATOR

J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913, which is a wholly owned subsidiary of J.P. Morgan Chase & Co., acts as the Trust's Administrator.

TRANSFER AGENT

Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as Transfer Agent for the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP, Washington, D.C., is counsel for the Trust.

                                    APPENDIX

              INVESTMENTS AND INVESTMENT PRACTICES AND TECHNIQUES

The following table shows each Portfolio's investment limitations with respect to certain higher risk investments and investment practices and techniques as a percentage of assets. Percentages are generally calculated as of the time of the most recent investment in the particular security or contract or the time of the most recent use of an investment technique.

LEGEND

/ A check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

25 A number indicates the maximum percentage of total assets that the Portfolio is permitted to invest in that practice or type of security. A number in italics ([25]) indicates the maximum percentage of net assets.

- A dot means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "X" means that the Portfolio is not permitted to use that practice or invest in that type of security.

Chart 1


---------------------------------------------------------------------------------------------------------
                                                                                  ROSZEL/
                                        ROSZEL/                     ROSZEL/        FAYEZ        ROSZEL/
                                      LORD ABBETT     ROSZEL/        MLIM         SAROFIM      INVESCO-
                                       LARGE CAP    LEVIN LARGE    RELATIVE      LARGE CAP     NAM LARGE
                                         VALUE       CAP VALUE       VALUE         CORE        CAP CORE
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
---------------------------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase     33.33         33.33         33.33         33.33         33.33
 Agreements
---------------------------------------------------------------------------------------------------------
 Repurchase Agreements                   /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Securities Lending                      -             -             /             X             X
---------------------------------------------------------------------------------------------------------
 Short Sales Against the Box             X             X             X             X             X
---------------------------------------------------------------------------------------------------------
 When-Issued Securities and Delayed      X             5             -             -             X
 Delivery Securities
---------------------------------------------------------------------------------------------------------
 Illiquid Investments                    -             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Restricted Securities (including        X             X             -             X             X
 illiquid Rule 144A securities)
---------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A             X             -             -             X             X
 Securities
---------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers           25            25            -             25            25
---------------------------------------------------------------------------------------------------------
 Equity Securities                       /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign            25            25            -             25            25
 Issuers
---------------------------------------------------------------------------------------------------------
 American, European and Global           25            25            -             25            25
 Depository Receipts
---------------------------------------------------------------------------------------------------------
 REITs                                   X             X             X             X             X
---------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights      X             -             -             -             X
---------------------------------------------------------------------------------------------------------
 Investment Company Securities           -             X             -             X             X
 (including World Equity Benchmark
 and Standard & Poor's Depository
 Receipts)
---------------------------------------------------------------------------------------------------------
 Debt Securities                         -             -             20            -             -
---------------------------------------------------------------------------------------------------------
 Government Securities                   -             20            20            -             -
---------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities        -             -             20            -             -
---------------------------------------------------------------------------------------------------------


                                 Chart 1, page 1

---------------------------------------------------------------------------------------------------------
                                                                                  ROSZEL/
                                        ROSZEL/                     ROSZEL/        FAYEZ        ROSZEL/
                                      LORD ABBETT     ROSZEL/        MLIM         SAROFIM      INVESCO-
                                       LARGE CAP    LEVIN LARGE    RELATIVE      LARGE CAP     NAM LARGE
                                         VALUE       CAP VALUE       VALUE         CORE        CAP CORE
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities             -             -             X             X             X
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             X             X             X             X
 Government Issuers
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             -             X             X             X
 Corporate Issuers
---------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                   X             20            -             X             -
---------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities              X             X             X             X             X
---------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                 X             X             X             X             X
---------------------------------------------------------------------------------------------------------
 Options on Securities and Indices       X             -             -             X             X
---------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts and       X             -             -             X             X
 Options Thereon
---------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and     X             X             -             X             X
 Options Thereon
---------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
---------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange       X             X             -             X             X
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Options and Futures            X             X             -             X             X
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Swaps                          X             X             -             X             X
---------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging                  X             X             -             X             X
---------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                     X             X             -             X             X
---------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and          X             X             -             X             X
 Collars
---------------------------------------------------------------------------------------------------------
 Equity Swaps                            X             X             -             X             X
---------------------------------------------------------------------------------------------------------


                                 Chart 1, page 2

Chart 2


---------------------------------------------------------------------------------------------------------
                                                                                  ROSZEL/
                                        ROSZEL/                                    KAYNE
                                       NICHOLAS-      ROSZEL/       ROSZEL/      ANDERSON       ROSZEL/
                                       APPLEGATE    RITTENHOUSE     SENECA        RUDNICK      FRANKLIN
                                       LARGE CAP     LARGE CAP     LARGE CAP      MID CAP       MID CAP
                                        GROWTH        GROWTH        GROWTH         VALUE        GROWTH
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
---------------------------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase     33.33         33.33         33.33         33.33         33.33
 Agreements
---------------------------------------------------------------------------------------------------------
 Repurchase Agreements                   /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Securities Lending                      X             X             -             -             -
---------------------------------------------------------------------------------------------------------
 Short Sales Against the Box             X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 When-Issued Securities and Delayed      X             X             -             X             -
 Delivery Securities
---------------------------------------------------------------------------------------------------------
 Illiquid Investments                    -             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Restricted Securities (including        X             X             -             X             -
 illiquid Rule 144A securities)
---------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A             X             X             -             X             -
 Securities
---------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers           15            15            10            -             15
---------------------------------------------------------------------------------------------------------
 Equity Securities                       /             /             /             /             /
---------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign            15            15            10            -             15
 Issuers
---------------------------------------------------------------------------------------------------------
 American, European and Global           15            15            10            -             15
 Depository Receipts
---------------------------------------------------------------------------------------------------------
 REITs                                   X             X             -             -             /
---------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights      X             X             -             -             -
---------------------------------------------------------------------------------------------------------
 Investment Company Securities           X             -             -             -             -
 (including World Equity Benchmark
 Shares and Standard & Poor's
 Depository Receipts)
---------------------------------------------------------------------------------------------------------
 Debt Securities                         -             -             /             -             -
---------------------------------------------------------------------------------------------------------
 Government Securities                   -             -             /             -             -
---------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities        -             -             /             -             -
---------------------------------------------------------------------------------------------------------


                                 Chart 2, page 1

---------------------------------------------------------------------------------------------------------
                                                                                  ROSZEL/
                                        ROSZEL/                                    KAYNE
                                       NICHOLAS-      ROSZEL/       ROSZEL/      ANDERSON       ROSZEL/
                                       APPLEGATE    RITTENHOUSE     SENECA        RUDNICK      FRANKLIN
                                       LARGE CAP     LARGE CAP     LARGE CAP      MID CAP       MID CAP
                                        GROWTH        GROWTH        GROWTH         VALUE        GROWTH
                                       PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities             X             -             -             -             -
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             X             -             X             -
 Government Issuers
---------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign              X             X             -             X             -
 Corporate Issuers
---------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                   X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities              X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                 X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Options on Securities and Indices       X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts and       X             X             -             X             -
 Options Thereon
---------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and     X             X             -             X             -
 Options Thereon
---------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
---------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange       X             X             -             X             -
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Options and Futures            X             X             -             X             -
 Contracts
---------------------------------------------------------------------------------------------------------
 Currency Swaps                          X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging                  X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                     X             X             -             X             -
---------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and          X             X             -             X             -
 Collars
---------------------------------------------------------------------------------------------------------
 Equity Swaps                            X             X             -             X             -
---------------------------------------------------------------------------------------------------------


                                 Chart 2, page 2

Chart 3


----------------------------------------------------------------------------------------------------------
                                                                 ROSZEL/
                                                   ROSZEL/      DELAWARE                        ROSZEL/
                                                     NWQ        SMALL-MID       ROSZEL/         WILLIAM
                                                  SMALL CAP        CAP          LAZARD           BLAIR
                                                    VALUE        GROWTH      INTERNATIONAL   INTERNATIONAL
                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
----------------------------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements     33.33         33.33          33.33           33.33
----------------------------------------------------------------------------------------------------------
 Repurchase Agreements                              /             -              /               /
----------------------------------------------------------------------------------------------------------
 Securities Lending                                 X             -              X               -
----------------------------------------------------------------------------------------------------------
 Short Sales Against the Box                        X             -              X               -
----------------------------------------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery        -             -              X              25
 Securities
----------------------------------------------------------------------------------------------------------
 Illiquid Investments                               -             -              -             [15]
----------------------------------------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule     X             -              X             [15]
 144A securities)
----------------------------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities             X             -              X               -
----------------------------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
----------------------------------------------------------------------------------------------------------
 Securities of Foreign Issuers                      25            25             /               /
----------------------------------------------------------------------------------------------------------
 Equity Securities                                  /             /              /               /
----------------------------------------------------------------------------------------------------------
 Equity Securities of Foreign Issuers               25            25             /               /
----------------------------------------------------------------------------------------------------------
 American, European and Global Depository           25            25             /               /
 Receipts
----------------------------------------------------------------------------------------------------------
 REITs                                              20            -              X               -
----------------------------------------------------------------------------------------------------------
 Warrants and Stock Purchase Rights                 -             -              /               /
----------------------------------------------------------------------------------------------------------
 Investment Company Securities (including World     -             -              X               -
 Equity Benchmark Shares and Standard & Poor's
 Depository Receipts)
----------------------------------------------------------------------------------------------------------
 Debt Securities                                    -             -             20              20
----------------------------------------------------------------------------------------------------------
 Government Securities                              -             -             20              20
----------------------------------------------------------------------------------------------------------
 Investment Grade Debt Securities                   -             -             20              20
----------------------------------------------------------------------------------------------------------
 Lower-Rated Debt Securities                        -             -              -               -
----------------------------------------------------------------------------------------------------------


                                 Chart 3, page 1

----------------------------------------------------------------------------------------------------------
                                                                 ROSZEL/
                                                   ROSZEL/      DELAWARE                        ROSZEL/
                                                     NWQ        SMALL-MID       ROSZEL/         WILLIAM
                                                  SMALL CAP        CAP          LAZARD           BLAIR
                                                    VALUE        GROWTH      INTERNATIONAL   INTERNATIONAL
                                                  PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers      -             -             20              20
----------------------------------------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers       X             -             20              20
----------------------------------------------------------------------------------------------------------
 Non-Dollar Securities                              X             -              /               /
----------------------------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
----------------------------------------------------------------------------------------------------------
 Mortgage-Backed Securities                         X             X              X               -
----------------------------------------------------------------------------------------------------------
 Asset-Backed Securities                            X             X              X               -
----------------------------------------------------------------------------------------------------------
 Options on Securities and Indices                  X             -              X               -
----------------------------------------------------------------------------------------------------------
 Stock Index Futures Contracts and Options          X             -              X               -
 Thereon
----------------------------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options        X             -              X               -
 Thereon
----------------------------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
----------------------------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts        X             -              X              10
----------------------------------------------------------------------------------------------------------
 Currency Options and Futures Contracts             X             -              X              50
----------------------------------------------------------------------------------------------------------
 Currency Swaps                                     X             X              X              10
----------------------------------------------------------------------------------------------------------
 Currency Cross-Hedging                             X             X              X               -
----------------------------------------------------------------------------------------------------------
 Interest Rate Swaps                                X             X              X               -
----------------------------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars             X             X              X               -
----------------------------------------------------------------------------------------------------------
 Equity Swaps                                       X             X              X               -
----------------------------------------------------------------------------------------------------------


                                 Chart 3, page 2

Chart 4

---------------------------------------------------------------------------------------
                                                                ROSZEL/       ROSZEL/
                                                              LORD ABBETT      MLIM
                                                              GOVERNMENT      FIXED-
                                                              SECURITIES      INCOME
                                                               PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------
 INVESTMENT PRACTICES AND TECHNIQUES
---------------------------------------------------------------------------------------
 Borrowings and Reverse Repurchase Agreements                  33.33         33.33
---------------------------------------------------------------------------------------
 Repurchase Agreements                                           /             /
---------------------------------------------------------------------------------------
 Securities Lending                                              -             /
---------------------------------------------------------------------------------------
 Short Sales Against the Box                                     X             X
---------------------------------------------------------------------------------------
 When-Issued Securities and Delayed Delivery Securities          /             -
---------------------------------------------------------------------------------------
 Illiquid Investments                                            X             -
---------------------------------------------------------------------------------------
 Restricted Securities (including illiquid Rule 144A             X             -
 securities)
---------------------------------------------------------------------------------------
 Liquid Restricted Rule 144A Securities                          X             -
---------------------------------------------------------------------------------------
 CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------
 Securities of Foreign Issuers                                   X             -
---------------------------------------------------------------------------------------
 Equity Securities                                               X             X
---------------------------------------------------------------------------------------
 American, European and Global Depository Receipts               X             X
---------------------------------------------------------------------------------------
 Debt Securities                                                 /             /
---------------------------------------------------------------------------------------
 Government Securities                                           /             /
---------------------------------------------------------------------------------------
 Taxable Municipal Debt Securities                               X             X
---------------------------------------------------------------------------------------
 Tax-Free Municipal Debt Securities                              X             X
---------------------------------------------------------------------------------------
 Municipal Obligation Components                                 X             X
---------------------------------------------------------------------------------------
 Investment Grade Debt Securities                                /             /
---------------------------------------------------------------------------------------
 Lower-Rated Debt Securities                                     X             -
---------------------------------------------------------------------------------------
 Debt Securities of Foreign Government Issuers                   X             X
---------------------------------------------------------------------------------------
 Debt Securities of Foreign Corporate Issuers                    X             -
---------------------------------------------------------------------------------------
 Non-Dollar Securities                                           X             -
---------------------------------------------------------------------------------------

                                 Chart 4, page 1

---------------------------------------------------------------------------------------
                                                                ROSZEL/       ROSZEL/
                                                              LORD ABBETT      MLIM
                                                              GOVERNMENT      FIXED-
                                                              SECURITIES      INCOME
                                                               PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------
 Zero Coupon Debt Securities                                     /             -
---------------------------------------------------------------------------------------
 Bank Obligations                                                -             -
---------------------------------------------------------------------------------------
 DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------
 Mortgage-Backed Securities                                      /             /
---------------------------------------------------------------------------------------
 Adjustable Rate Mortgage Loans                                  /             /
---------------------------------------------------------------------------------------
 Collateralized Mortgage Obligations                             /             /
---------------------------------------------------------------------------------------
 Multiple Class Mortgage-Backed Securities                       X             /
---------------------------------------------------------------------------------------
 Privately Issued Mortgage-Backed Securities                     X             /
---------------------------------------------------------------------------------------
 Stripped Mortgage-Backed Securities                             /             /
---------------------------------------------------------------------------------------
 Mortgage Dollar Rolls                                           /             -
---------------------------------------------------------------------------------------
 Asset-Backed Securities                                         -             /
---------------------------------------------------------------------------------------
 Options on Securities and Indices                               X             -
---------------------------------------------------------------------------------------
 Yield Curve Options                                             X             X
---------------------------------------------------------------------------------------
 Structured and Indexed Debt Securities                          -             X
---------------------------------------------------------------------------------------
 Interest Rate Futures Contracts and Options Thereon             /             -
---------------------------------------------------------------------------------------
 CURRENCY TRANSACTIONS AND SWAPS
---------------------------------------------------------------------------------------
 Forward Foreign Currency Exchange Contracts                     X             -
---------------------------------------------------------------------------------------
 Currency Options and Futures Contracts                          X             -
---------------------------------------------------------------------------------------
 Currency Swaps                                                  X             -
---------------------------------------------------------------------------------------
 Currency Cross-Hedging                                          X             -
---------------------------------------------------------------------------------------
 Interest Rate Swaps                                             X             -
---------------------------------------------------------------------------------------
 Interest Rate Caps, Floors and Collars                          X             -
---------------------------------------------------------------------------------------
 Mortgage Swaps                                                  X             -
---------------------------------------------------------------------------------------

                                 Chart 4, page 2

                OBTAINING ADDITIONAL INFORMATION ABOUT THE TRUST


If you would like more information about the Portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.


ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The annual report for the last completed fiscal period is currently available to shareholders of the Trust. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the fiscal period covered by the report. A semi-annual report will be available to shareholders of the Trust after the next completed fiscal period.

STATEMENT OF ADDITIONAL INFORMATION

The SAI, which contains additional information about the Trust, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Information about the Trust (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

A free copy of the Trust's SAI, annual and semi-annual reports may be obtained and further inquiries can be made by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

Investment Company Act File No.: 811-21038

                          MLIG VARIABLE INSURANCE TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 2005


                  ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
                     ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
                      ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
                     ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
                  ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
                   ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
              ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
                  ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
                    ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
                ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
             ROSZEL/KAYNE ANDERSON RUDNICK MID CAP VALUE PORTFOLIO
                   ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
                    ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
                    ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
                      ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
                  ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
                 ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
                   ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
                         ROSZEL/DELAWARE TREND PORTFOLIO
                      ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
                  ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
               ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
                       ROSZEL/MLIM FIXED-INCOME PORTFOLIO
                   ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO


This statement of additional information ("SAI") supplements information contained in the current prospectuses of MLIG Variable Insurance Trust (the "Trust") dated May 1, 2005 (each, a "Prospectus" and collectively the "Prospectuses") and should be read in conjunction with the Prospectuses. This SAI, although not a prospectus, is incorporated in its entirety into the Prospectuses by reference. Terms defined in the Prospectuses have the same meaning in this SAI.

The Trust's Annual Report and financial statements for the fiscal period ended December 31, 2004, and the independent accountants' reports thereon, are incorporated herein by reference. The Annual Report may be obtained without charge by calling the Trust at the telephone number listed below.

To obtain a free copy of the Prospectuses or another SAI, please send a written request to: MLIG Service Center, P.O. Box 44222, Jacksonville, Florida 32231-4222; or call 1-800-535-5549.

                                TABLE OF CONTENTS


INTRODUCTION                                                             1
INVESTMENT RESTRICTIONS                                                  1
    Fundamental Restrictions                                             1
    Non-Fundamental Restrictions                                         2
    Non-Fundamental Tax Restrictions                                     3
CHANGE OF PRIMARY INVESTMENT STRATEGY                                    5
INVESTMENT STRATEGIES AND RISKS                                          5
    Money Market Instruments                                             5
    Temporary Defensive Positions                                        5
    Bank Obligations                                                     6
    Repurchase and Reverse Repurchase Agreements                         7
    Debt Instruments Generally                                           8
    Mortgaged-Backed and Asset-Backed Securities                        12
    Restricted Securities and Illiquid Investments                      15
    "When-Issued" and Delayed-Delivery Securities                       16
    Warrants                                                            16
    Smaller Capitalization Companies                                    17
    Foreign Investments                                                 17
    Lending Portfolio Securities                                        22
    Securities of Other Investment Companies                            23
    Purchasing Put and Call Options on Securities                       23
    Covered Option Writing                                              23
    Securities Index Options                                            25
    Over-the-Counter ("OTC") Options                                    26
    Futures and Related Options                                         27
    Options on Foreign Currencies                                       28
    Short Sales Against the Box                                         29
    WEBs and Other Index-related Securities                             30
TRUST MANAGEMENT                                                        30
    Trustees and Officers                                               30
    Trustees' Equity Ownership                                          35
    Trust Compensation                                                  35
CONTROL PERSONS                                                         36
INVESTMENT ADVISORY AND OTHER SERVICES                                  38
    General Information                                                 38
    Approval of Management Agreements and Sub-Advisory Agreements       39
    Expenses                                                            41
    Management Fees                                                     43
    Sub-Advisers                                                        46
    Sub-Advisory Agreements                                             49
    Sub-Advisory Fees                                                   51
    Additional Information About Roszel Advisors                        53
    Administrator                                                       54
PORTFOLIO MANAGEMENT TEAMS                                              55
    General Disclosure                                                  55
    Portfolio Manager Compensation Disclosure                           55
DISCLOSURE OF PORTFOLIO HOLDINGS                                        77

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION                            78
DETERMINATION OF NET ASSET VALUE                                           85
DISTRIBUTION AND REDEMPTION OF SHARES                                      87
    Distribution of Shares                                                 87
    Redemption of Shares                                                   87
CAPITALIZATION                                                             91
    Voting Rights                                                          92
CODES OF ETHICS                                                            92
PORTFOLIO PERFORMANCE                                                      93
OTHER SERVICES                                                             94
    Transfer Agent                                                         94
    Custodian                                                              94
    Independent Registered Public Accounting Firm                          95
    Legal Counsel                                                          95
    Additional Information                                                 95
FINANCIAL STATEMENTS                                                       95
APPENDIX 1 -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS             96
APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES       99

                                  INTRODUCTION

MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. The Trust issues a separate series of shares of beneficial interest for each Portfolio representing fractional undivided interests in the Portfolio. An investor, by investing in a Portfolio, becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Portfolio. Likewise, an investor shares pro-rata in any losses of the Portfolio.

Pursuant to a management agreement and subject to the authority of the Trust's board of trustees ("Board"), Roszel Advisors, LLC ("Roszel Advisors") serves as the Trust's investment manager and conducts the business and affairs of the Trust. Roszel Advisors has engaged at least one Sub-Adviser for each Portfolio to act as that Portfolio's investment adviser to provide day-to-day portfolio management.

The Trust currently offers each series of its shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") as funding vehicles for certain variable annuity contracts (the "variable contracts") issued by MLLIC or MLLICNY through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company and a separate prospectus, which accompanies the prospectus for the Trust (the "contract"), describes the separate account and the variable contracts issued through it.

Terms appearing in this SAI that are defined in the Prospectuses have the same meaning herein as they do in the Prospectuses.

                             INVESTMENT RESTRICTIONS

The investment objective(s) and principal investment strategies of each Portfolio are set forth in the Prospectuses. Set forth below are the fundamental investment restrictions and policies applicable to each Portfolio followed by the principal non-fundamental restrictions and policies applicable to each Portfolio.

FUNDAMENTAL RESTRICTIONS

Each Portfolio has adopted the following fundamental investment restrictions which may not be changed without approval of a majority of the applicable Portfolio's outstanding voting securities. Under the 1940 Act, and as used in the Prospectuses and this SAI, a "majority of the outstanding voting securities" means the approval of the lesser of: (1) the holders of 67% or more of the outstanding votes attributable to shares of a Portfolio present at a meeting, if the holders of more than 50% of such votes are present in person or by proxy, or
(2) the holders of more than 50% of the outstanding votes attributable to shares of the Portfolio.

Each Portfolio may not:

      1. Issue senior securities to the extent such issuance would violate applicable law.

      2. Borrow money, except (a) the Portfolio may borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33.33% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage in transactions in mortgage dollar rolls which are accounted for as financings.

      3. Invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any or its agencies or instrumentalities).

      4. Make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of cash or securities as permitted by applicable law.

      5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting.

      6. Purchase or sell real estate, except that a Portfolio may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein, (e.g., real estate investment trusts) (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities and (f) invest in real estate limited partnerships.

      7. Invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

      8. With respect to 75% of a Portfolio's total assets, purchase securities of an issuer (other than cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities), if

      (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or
      (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL RESTRICTIONS

The following restrictions are designated as non-fundamental and may be changed by the Board without the approval of shareholders.

      Each Portfolio may not:

      1. Pledge, mortgage or hypothecate its assets, except to the extent required to secure permitted borrowings. This investment restriction shall not apply to any required segregated account, securities lending arrangements or other assets in escrow and collateral arrangements with respect to margin for futures contracts and related options.

      2. Purchase any securities on margin (except that a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities). The deposit or payment by a Portfolio of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

      3. Purchase securities while outstanding borrowings exceed 5% of a Portfolio's total assets.

      4. Sell securities short or maintain a short position except for short sales against the box.

      5. Invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to Portfolios with the words Global or International in their name.

      6. Acquire any security that is not readily marketable if more than 15% of the net assets of the Portfolio taken at market value, would be invested in such securities.

      7. Enter into a stock index futures contract (by exercise of any option or otherwise) or acquire any options thereon, if immediately thereafter, the total of the initial margin deposits required with respect to all open futures positions, at the time such positions were established, plus the sum of the premiums paid for all unexpired options on stock index futures contracts would exceed 5% of the value of its total assets.

If the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets is not a violation of any of the foregoing restrictions.

NON-FUNDAMENTAL TAX RESTRICTIONS

Each Portfolio must:

      1. Maintain its assets so that, at the close of each quarter of its taxable year,

            (a) at least 50 percent of the fair market value of its total assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5 percent of the fair market value of the Portfolio's total assets and 10 percent of the outstanding voting securities of such issuer,

            (b) no more than 25 percent of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the Portfolio and engaged in the same, similar, or related trades or businesses.

      2. Maintain its assets so that it is adequately diversified within the meaning of Section 817(h) of the Internal Revenue Code and regulations thereunder. Generally, this means that at the close of each calendar quarter, or within 30 days thereafter,

            (a) no more than 55% of the value of the assets in the Portfolio is represented by any one investment,

            (b) no more than 70% of the value of the assets in the Portfolio is represented by any two investments,

            (c) no more than 80% of the value of the assets in the Portfolio is represented by any three investments, and

            (d) no more than 90% of the value of the total assets of the Portfolio is represented by any four investments. In determining whether the diversification standards are met, each U.S. Government agency or instrumentality shall be treated as a separate issuer.

                      CHANGE OF PRIMARY INVESTMENT STRATEGY

For Portfolios that invest primarily in a type or types of securities indicated by their name, the Trust will provide shareholders with 60 days advance written notice of any change in such investment strategy. Such notice will conform to the requirements of Rule 35d-1(c) under the 1940 Act.

                         INVESTMENT STRATEGIES AND RISKS

MONEY MARKET INSTRUMENTS

The types of money market instruments in which the Portfolios may invest are as follows: (1) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (5) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) debt securities issued by foreign issuers and (7) repurchase agreements.

The Portfolios may invest in the following types of Government Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Portfolios are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Portfolios are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Portfolio will invest in obligations issued by an instrumentality of the U.S. Government only if the Adviser determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Portfolio.

The Portfolios may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Portfolio may be rated no lower than A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and Standard & Poor's is contained in the Appendix. At no time will the investments of a Portfolio in bank obligations, including time deposits, exceed 25% of the value of the Portfolio's total assets.

TEMPORARY DEFENSIVE POSITIONS

During periods when the Adviser believes there are unstable market, economic, political or currency conditions domestically or abroad, the Adviser may assume, on behalf of a Portfolio, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Portfolio's assets will be invested by investing those assets in securities markets deemed by the Adviser to be conservative in light of the Portfolio's investment objective and policies. Under normal circumstances, each Portfolio may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Portfolio's investment objective and policies and to meet operating expenses. To the extent that a Portfolio holds cash or invests in money market instruments, it may not achieve its investment objective.

BANK OBLIGATIONS

Domestic commercial banks organized under federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (1) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the 1940 Act, a Portfolio would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The values of the securities underlying a repurchase agreement of a Portfolio are monitored on an ongoing basis by the Adviser to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Adviser also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Portfolio enters into repurchase agreements.

Some of the Portfolios may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A Portfolio uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Portfolio's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Portfolio's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

A Portfolio entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities. The Portfolio will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a Portfolio will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Portfolio's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Portfolio holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Portfolio from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Portfolio's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

RATINGS AS INVESTMENT CRITERIA. NRSRO ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Adviser as initial criteria for the selection of portfolio securities on behalf of the Portfolios, the Adviser also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Although neither event will require the sale of the securities by a Portfolio the Adviser will consider the event in its determination of whether the Portfolio should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Portfolios will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

U.S. GOVERNMENT DEBT SECURITIES. Some of the Portfolios may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a Portfolio only invests in U.S. Government securities when the Adviser determines that the credit risk associated with the obligation is suitable for the Portfolio.

CUSTODY RECEIPTS. Some of the Portfolios may also acquire U.S. Government securities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain U.S. Government securities. For certain securities law purposes, custody receipts are not considered U.S. Government securities.

LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Some of the Portfolios may invest in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e., investment grade debt instruments), and especially those which are unrated or are rated lower than the four highest categories by such rating organizations may, after purchase by a Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. The Adviser may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which the Adviser compares them.

If a security is rated investment grade by one NRSRO and below investment grade by another NRSRO, the Adviser will determine whether the security will be considered an investment grade security or a lower-rated security.

RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities and the Adviser's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Portfolios' net asset value. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

Lower-rated securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as a part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Lower-rated securities frequently have call or buy-back features that would permit an issuer to call or repurchase the security from a Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Portfolio.

A Portfolio may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Trust anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Trust to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Trust's Board. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

The market for lower-rated securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

Some of the Portfolios may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Portfolios may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. The Portfolios also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Trust has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

ZERO COUPON OBLIGATIONS. Some of the Portfolios may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Portfolio otherwise would not have done so. To the extent a Portfolio is required to liquidate thinly traded securities, the Portfolio may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Portfolio to pay distributions, that Portfolio will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

STRUCTURED OR INDEXED SECURITIES. Some of the Portfolios may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Portfolio's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a Portfolio bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGED-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Portfolios may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable rate mortgage related securities and collateralized mortgage obligations. These are described below. Some of the Portfolios may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

The average maturity of pass-through pools of mortgage related securities in which some of the Portfolios may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Adviser assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Portfolio.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage security. The occurrence of mortgage prepayments is a function of several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. A Portfolio's ability to maintain positions in such securities is affected by the reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed or asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a Portfolio, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity, although such other income-bearing securities may have a comparable risk of capital depreciation during periods of rising interest rates.

Because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. Revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than by real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

GOVERNMENT STRIPPED MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in government stripped mortgage related securities. These securities represent beneficial ownership interests in either period principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by the GNMA, FHLMC, or FNMA. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage related securities involves all of the risks of investing in mortgage-backed securities and U.S. Government securities generally. In addition, the yields on these instruments are extremely sensitive to the prepayment experience of the mortgage loans making up the pool underlying the certificates. If a decline in the level of prevailing current interest rates results in a rate of principal prepayments that is higher than anticipated when the certificate was created, then distributions of principal will accelerate thereby reducing the yield to maturity of interest-only securities from that certificate and increasing the yield to maturity of principal-only securities from that certificate. Sufficiently high prepayment rates could result in a Portfolio not recovering its investment in interest-only securities. Where a certificate represents only a part of the beneficial interest in a pool, the sensitivity of an interest-only security of that certificate to interest rate fluctuations, may be greater than of other interest-only securities derived from other certificates supported by the same underlying pool because of the particular character of the principal portion of the pool that the certificate represents.

Government stripped mortgage related securities are currently traded over the counter in a market maintained by several investment banking firms. No one can be certain that a Portfolio will be able to purchase or sell a government stripped mortgage related security at any time in the future. A Portfolio only purchases such securities if a secondary market exists for the securities at the time of purchase. Some of the Portfolios may treat government stripped mortgage related securities as illiquid investments.

ADJUSTABLE RATE MORTGAGE RELATED SECURITIES. Some of the Portfolios may invest in adjustable rate mortgage related securities. Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals. Acquiring ARMs permits a Portfolio to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which certificates are based. Such certificates generally have higher current yield and lower price fluctuation than is the case with more traditional fixed-income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Portfolio can reinvest the proceeds of such prepayments at rates higher than that at which they were previously invested. Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Portfolio holding an ARM does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed-income securities and less like adjustable rate securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lags current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Some of the Portfolios may invest in collateralized mortgage obligations ("CMOs"). CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-backed securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over other classes with respect to the receipt of prepayments on the mortgages. Therefore, depending upon the type of CMO in which a Portfolio invests, the investment is subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

GNMA CERTIFICATES. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in the form of certificates representing participations in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

The average life of GNMA Certificates varies with the maturities of the underlying mortgages. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate.

ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Some of the Portfolios may invest in asset-backed and receivable-backed securities. To date, several types of asset-backed and receivable-backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARsSM") and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

An investor's return on CARsSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, a Portfolio may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Some of the Portfolios may also invest in other types of asset-backed and receivable-backed securities.

MORTGAGE DOLLAR ROLLS. Some of the Portfolios may enter into mortgage "dollar rolls" in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Adviser's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, some of the Portfolios propose to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Some of the Portfolios do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS

An Adviser along with the Administrator is responsible for determining the value and liquidity of investments held by each Portfolio. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolios will not purchase or otherwise acquire any investment, if as a result, more than 15% of its net assets (taken at current value) would be invested in illiquid investments.

Illiquid investments include most repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and segregated assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933 (the "1933 Act").

Some of the Portfolios may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Portfolio's Board or by the Adviser under board-approved procedures. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a Portfolio's holdings of those securities may become illiquid. Purchases by a Portfolios of securities of foreign issuers offered and sold outside the United States in reliance upon the exemption from registration provided by Regulation S under the 1933 Act also may be liquid even though they are restricted.

"WHEN-ISSUED" AND DELAYED-DELIVERY SECURITIES

To secure prices or yields deemed advantageous at a particular time, a Portfolio may purchase securities on a when-issued or delayed-delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Portfolio, however, prior to the actual delivery or payment by the other party to the transaction. Some of the Portfolios may enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Portfolio may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of a Portfolio's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

Securities purchased on a when-issued or delayed-delivery basis may expose a Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Portfolio's net asset value.

When a Portfolio engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

WARRANTS

Some of the Portfolios are authorized to invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Portfolio in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Portfolio's net assets. Warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

SMALLER CAPITALIZATION COMPANIES

Investing in securities of small- and medium-capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

FOREIGN INVESTMENTS

Investments in foreign securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United Sates and the opportunity to reduce fluctuations in fund value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities (including those dominated in foreign currencies) involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the dollar value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell fund securities to obtain sufficient cash to pay such dividends. As discussed below, such techniques also entail certain risks.

Since foreign issuers are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers, there may be less publicly available information about a foreign issuer than about a domestic issuer. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a Portfolio may endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed and unlisted issuers than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements or portfolio transactions or loss of certificates for portfolio securities.

In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Portfolio's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

INVESTMENT IN DEPOSITORY RECEIPTS. Many securities of foreign issuers are represented by depository receipts such as ADRs, EDRs and GDRs. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities of foreign corporate issuers. EDRs and GDRs are receipts issued by non-U.S. financial institutions evidencing arrangements similar to ADRs, but are designed for use in non-U.S. securities markets. Depository receipts are not necessarily quoted in the same currency as the underlying security. Generally, ADRs are in registered form and are designed for trading in U.S. markets while EDRs are in bearer form and are designed for trading in European securities markets. GDRs are issued in either registered or bearer form and are designed for trading on a global basis.

Some of the Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive foreign securities deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depository receipts do not eliminate all the risk inherent in investing in foreign securities. To the extent that a Portfolio acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the depository receipts to issue and service such depository receipts, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts, rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales.

FOREIGN GOVERNMENT SECURITIES. Some of the Portfolios may invest in debt obligations of foreign governments or their agencies or instrumentalities, including those with emerging economies or securities markets. Investing in sovereign debt obligations involves risks not present when investing in the debt obligations of foreign corporate issuers. The issuer of the debt or the government authority that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due and a Portfolio may have limited recourse in the event of such a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal or pay interest in a timely manner may be affected by, among other factors, its cash flow circumstances, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, its policy towards principal international lenders and the political constraints to which a sovereign debtor may be subject.

SUPRANATIONAL AGENCIES. Some of the Portfolios may invest in securities issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank), the European Economic Community, and the Asian Development Bank. Securities of supranational agencies are not U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government, its agencies or instrumentalities.

INVESTMENTS IN EMERGING MARKETS. Some of the Portfolios may invest substantial portions of their portfolios in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the funds' investments in those countries and the availability to a Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries. As a result, a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of a Portfolio to invest in securities of certain issuers located in those countries.

CURRENCY EXCHANGE RATES. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which the Portfolio's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

FOREIGN CURRENCY TRANSACTIONS. Because investment in foreign issuers will usually involve currencies of foreign countries, and because a Portfolio may have currency exposure independent of their securities positions, the value of the assets of a Portfolio as measured in U.S. dollars may be affected by changes in foreign currency exchange rates. To the extent that a Portfolio's assets consist of investments quoted or denominated in a particular currency, the Portfolio's exposure to adverse developments affecting the value of such currency will increase. The Roszel/Lazard International Portfolio and the Roszel/William Blair International Portfolio often have substantial currency exposure both from investments quoted or denominated in foreign currencies and from their currency positions.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's net asset value to fluctuate. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also are affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent that a substantial portion of a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio is more susceptible to the risk of adverse economic and political developments within those countries.

In addition to investing in securities denominated or quoted in a foreign currency, a Portfolio may engage in some or all of the foreign currency management practices described below. A Portfolio also may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A Portfolio will incur costs in connection with conversions between various currencies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. At the maturity of a forward contract, a Portfolio may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

Some of the Portfolios may enter into forward foreign currency exchange contracts in several circumstances. First, when it enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security which either holds, a Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when an Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Portfolio's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Portfolio's foreign assets. Contracts to sell foreign currency could limit any potential gain that might be realized by a Portfolio if the value of the hedged currency increases.

Some of the Portfolios may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities they intend to purchase. Some of the Portfolios may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Some of the Portfolios also may purchase and sell forward contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held by the Portfolios.

Some of the Portfolios may utilize foreign forward currency exchange contracts to settle non-dollar securities transactions.

The Trust's custodian will segregate cash or other liquid assets in an amount equal to the value of a Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Portfolio to purchase foreign currencies or forward contracts entered into to seek to increase total return. If the value of the securities so segregated declines, additional cash or liquid assets are segregated on a daily basis so that the value of the account equals the amount of the Portfolio's commitments with respect to such contracts. These segregated securities are marked-to-market on a daily basis. Although the contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate these contracts. In such event, a Portfolio's ability to utilize forward foreign currency exchange contracts may be restricted.

While some of the Portfolios will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Therefore, while a Portfolio may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Portfolio's portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses which will prevent the Portfolio from achieving a complete hedge or expose the Portfolio to risk of foreign exchange loss. Likewise, to the extent that a Portfolio enters into forward foreign currency exchange contracts to seek to increase total return, the risk of losses on such contracts due to unanticipated changes in currency prices is greater than it is when such contracts are used to reduce currency exchange rate risk.

As with other kinds of option transactions, however, the writing of an option contract on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. In addition, some Portfolios may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not being held in the Portfolio. When purchased or sold to increase total return, options on currencies are considered speculative.

INTEREST RATE SWAPS AND CURRENCY SWAPS. Some of the Portfolios may enter into currency swaps for both hedging purposes and to seek to increase total return. Some of the Portfolios may enter into interest rate swaps for these purposes. A Portfolio typically uses interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Since currency swaps and interest rate swaps are individually negotiated, a Portfolio expects to achieve an acceptable degree of correlation between its fund investments and its swap positions entered into for hedging purposes.

Some of the Portfolios only enter into interest rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

The use of interest rate and currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if swaps were not used. Inasmuch as swaps are entered into for good faith hedging purposes (or are offset by a segregated account as described below), the Trust and the Adviser believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each currency swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Trust's custodian. An amount of cash or liquid assets having an aggregate net asset value at least equal to the entire amount of payment stream payable by a Portfolio pursuant to an interest rate swap will be segregated with the Trust's custodian. A Portfolio may not enter into any interest rate or currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreement, related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the SEC staff takes the position that currency swaps are illiquid investment subject to a Portfolio's limitation on such investments.

LENDING PORTFOLIO SECURITIES

Some of the Portfolios are authorized to lend their portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. A Portfolio's loans of securities are collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Portfolio's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Portfolio is be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

When a Portfolio loans its portfolio securities, it adheres to the following conditions: (1) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custody fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Board must terminate the loan and regain the right to vote the securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder."

SECURITIES OF OTHER INVESTMENT COMPANIES

Some of the Portfolios may invest in investment companies that invest principally in securities in which a Portfolio is authorized to invest. Currently, under the 1940 Act, a Portfolio may hold securities of another investment company in amounts which (1) do not exceed 3% of the total outstanding voting stock of such company, (2) do not exceed 5% of the value of the Portfolio's total assets and (3) when added to all other investment company securities held by the Portfolio, do not exceed 10% of the value of the Portfolio's total assets. To the extent a Portfolio invests in other investment companies, the Portfolio's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

Some of the Portfolios may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Portfolio will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Portfolio in closing sale transactions, which are sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the total assets of a Portfolio. In addition, the premiums paid by a Portfolio in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Portfolio's total assets.

COVERED OPTION WRITING

Some of the Portfolios may write covered put and call options on securities. A Portfolio will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

A Portfolio with option-writing authority will write only options that are covered. A call option written by a Portfolio will be deemed covered (1) if the Portfolio owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (2) if the Portfolio holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (3) in the case of a call option on a stock index, if the Portfolio owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (4) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (1) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (2) if the Portfolio continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Portfolio), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Portfolio may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

So long as the obligation of a Portfolio as the writer of an option continues, the Portfolio may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Portfolio to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Portfolio effects a closing purchase transaction. A Portfolio can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Portfolio will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Adviser expects that the Portfolios will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Portfolios in the over-the-counter market.

A Portfolio may realize a profit or loss upon entering into closing transactions. When a Portfolio has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Portfolio will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Portfolio has purchased an option and engages in a closing sale transaction, whether the Portfolio realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Portfolio initially paid for the original option plus the related transaction costs.

Option writing for a Portfolio may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Portfolio may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

A Portfolio will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Portfolio of options will depend on the Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

SECURITIES INDEX OPTIONS

In seeking to hedge all or a portion of its investments, a Portfolio may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Portfolio's portfolio. A Portfolio with such option writing authority may write only covered options. Some of the Portfolios may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Portfolio may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (2) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Portfolio realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Portfolio of options on securities indices is subject to the Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Portfolio to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Portfolio will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Adviser desires that a Portfolio engage in such a transaction.

OVER-THE-COUNTER ("OTC") OPTIONS

Some of the Portfolios may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Portfolio were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Portfolio, the Portfolio would lose the premium it paid for the option and the expected benefit of the transaction.

Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Portfolio will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Portfolio writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Portfolio originally wrote the option. Although some of the Portfolios may seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with a Portfolio, there can be no assurance that a Portfolio will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Portfolio. Until a Portfolio, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Portfolio's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Portfolio may be unable to liquidate a dealer option.

FUTURES AND RELATED OPTIONS

Some of the Portfolios may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Portfolio's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Portfolio's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities.

No consideration is paid or received by a Portfolio upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio's existing position in the contract.

Although the Trust expects that some of the Portfolios may enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If a Portfolio has hedged against the possibility of an increase in interest rates and rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Portfolio holding the options.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

Some of the Portfolios may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Portfolio. A Portfolio with such option writing authority may write only covered options. Options on foreign currencies to be written or purchased by a Portfolio are traded on U.S. or foreign exchanges or in the over-the-counter market.

Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency options exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Portfolio could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Portfolio's position, the Portfolio could forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.

SHORT SALES AGAINST THE BOX

Some of the Portfolios may sell securities "short against the box." Whereas a short sale is the sale of a security a Portfolio does not own, a short sale is "against the box" if at all times during which the short positions are open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

WEBS AND OTHER INDEX-RELATED SECURITIES

Some of the Portfolios may invest in shares in a particular series issued by Foreign Portfolio, Inc., an investment company whose shares also are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. Some of the Portfolios also may invest in shares in a particular series issued by Country Baskets Index Portfolio, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Some of the Portfolios may invest in Standard & Poor's Depositary Receipts, of "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Portfolio investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

                                TRUST MANAGEMENT

TRUSTEES AND OFFICERS

The Board is responsible for overseeing the Trust's affairs including deciding matters of general policy and reviewing certain actions of Roszel Advisors, other Advisers, the custodian, Administrator, and other service providers.

The following table contains certain information about the Trust's trustees and officers, including positions held with the Trust, term of office and length of time served, and principal occupations in the last five years. The table also includes the number of portfolios in the Trust complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Trust's interested trustees and officers and the second table includes information about trustees who are not "interested persons" of the Trust, within the meaning of the 1940 Act ("independent trustees").

Unless otherwise noted, the address of each trustee and officer is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

                        INTERESTED TRUSTEES AND OFFICERS


Name, Address and (Age)      Position(s)   Term of Office and   Principal Occupation(s)        Number of     Other Directorships
                             Held with      Length of Time              During              Portfolios in      Held by Trustee
                             the Trust          Served               Past 5 years           Trust Complex
                                                                                             Overseen by
                                                                                               Trustee
Michael P. Cogswell          Trustee and    Indefinite term      January 2003 - Present,          24               N/A
(50)                         President      since June 5, 2002   Director of Employer
                                                                 Plans Marketing
                                                                 Retirement
                                                                 Group, Merrill
                                                                 Lynch, Pierce,
                                                                 Fenner & Smith
                                                                 Inc.

                                                                 April 2001
                                                                 - January 2003,
                                                                 Senior Vice
                                                                 President and
                                                                 Director of
                                                                 Product
                                                                 Development,
                                                                 Merrill Lynch
                                                                 Insurance
                                                                 Group, Inc.

                                                                 November 1990 -
                                                                 April 2001,
                                                                 Vice President
                                                                 and Senior
                                                                 Counsel,
                                                                 Merrill Lynch
                                                                 Insurance
                                                                 Group, Inc.

Deborah  J. Adler            Trustee        Indefinite term      April 2003 - Present,            24         Merrill Lynch Life
(43)                                        since May 21, 2003   Senior Vice President,                      Insurance Company
                                                                 Chief Actuary and
                                                                 Director of Product
                                                                 Development, Actuarial
                                                                 & Funds Management,                         ML Life Insurance
                                                                 Merrill Lynch Insurance                     Company of New York
                                                                 Group, Inc.

                                                                 September 2000
                                                                 - March 2003,
                                                                 Vice President
                                                                 and Chief
                                                                 Actuary,
                                                                 Merrill Lynch
                                                                 Insurance
                                                                 Group, Inc.

                                                                 1994 - 2000,
                                                                 Vice President and
                                                                 Financial Actuary,
                                                                 Merrill Lynch Insurance
                                                                 Group, Inc.



Michael P. Cogswell and Deborah J. Adler are deemed "interested persons" by virtue of their positions as officers of Merrill Lynch & Co., Inc.

Name, Address and (Age)      Position(s)   Term of Office and   Principal Occupation(s)        Number of     Other Directorships
                              Held with      Length of Time              During             Portfolios in      Held by Trustee
                              the Trust          Served               Past 5 years          Trust Complex
                                                                                             Overseen by
                                                                                               Trustee
J. David Meglen              Vice-President Indefinite term      April 2002 - Present,           N/A               N/A
(41)                                        since June 5, 2002   Vice President and
                                                                 Chief Operating
                                                                 Officer, Roszel
                                                                 Advisors, LLC

                                                                 April 2001 -
                                                                 April 2002,
                                                                 Director,
                                                                 Offshore Mutual
                                                                 Funds
                                                                 Marketing,
                                                                 Merrill Lynch
                                                                 Investment
                                                                 Managers, L.P.

                                                                 January 2000 - March
                                                                 2001, Director, New
                                                                 Business Development,
                                                                 Defined and Managed
                                                                 Funds, Merrill Lynch &
                                                                 Co., Inc.

Jerome J. Davies             Treasurer      Indefinite term      May 2002 - Present,             N/A               N/A
(35)                         and Chief      since November 13,   Vice President, Merrill
                             Financial      2002                 Lynch Insurance Group,
                             Officer                             Inc. and Treasurer,
                                                                 Roszel Advisors, LLC

                                                                 July 1995 - October
                                                                 2001, Vice President,
                                                                 Funds Management, Bear,
                                                                 Stearns & Co. Inc.

Name, Address and (Age)      Position(s)   Term of Office and   Principal Occupation(s)        Number of     Other Directorships
                               Held with      Length of Time              During            Portfolios in      Held by Trustee
                               the Trust          Served               Past 5 years         Trust Complex
                                                                                             Overseen by
                                                                                               Trustee

Edward W. Diffin, Jr.        Secretary      Indefinite term      January 1994 - Present,         N/A               N/A
(53)                         and Chief      since June 5, 2002   Vice President and
                             Compliance                          Senior Counsel, Merrill
                             Officer                             Lynch Insurance Group,
                                                                 Inc.

                                                                 April 2002 - Present,
                                                                 Secretary and
                                                                 Compliance Director,
                                                                 Roszel Advisors, LLC

Frances C. Grabish           Assistant      Indefinite term      1999 - Present, Vice            N/A               N/A
(37)                         Secretary      since June 5, 2002   President and Senior
                                                                 Counsel, Merrill Lynch
                                                                 Insurance Group, Inc.



                              INDEPENDENT TRUSTEES


Name, Address and (Age)      Position(s)   Term of Office and   Principal Occupation(s)        Number of     Other Directorships
                               Held with      Length of Time              During            Portfolios in      Held by Trustee
                               the Trust          Served               Past 5 years         Trust Complex
                                                                                             Overseen by
                                                                                               Trustee
Robert M. Bordeman           Trustee        Indefinite term      1995 - Present,                  24               None
(48)                                        since June 5, 2002   Chief  Executive
                                                                 Officer, Safeway
                                                                 Insurance Group

Theodore P. Manno            Trustee        Indefinite term      1995 - Present,                  24               None
(59)                                        since June 5, 2002   Adjunct Professor,
                                                                 Seton Hall University
                                                                 School of Law

                                                                 1996 - Present,
                                                                 Adjunct Lecturer, New
                                                                 York University,
                                                                 Institute of Paralegal
                                                                 Studies

                                                                 1990 - 2001,
                                                                 Executive Vice
                                                                 President, General

Name, Address and (Age)      Position(s)   Term of Office and   Principal Occupation(s)        Number of     Other Directorships
                               Held with      Length of Time              During            Portfolios in      Held by Trustee
                               the Trust          Served               Past 5 years         Trust Complex
                                                                                             Overseen by
                                                                                               Trustee
                                                                 Counsel
                                                                 and Secretary,
                                                                 Savings Banks
                                                                 Life Insurance
                                                                 Fund (succeeded
                                                                 by SBLI USA
                                                                 Mutual Life
                                                                 Insurance
                                                                 Company, Inc.)

Kevin J. Tierney             Trustee        Indefinite term      1999 - Present,                  24         2004 - Present,
(53)                                        since June 5, 2002   Kevin J. Tierney,                           Vesta Insurance
                                                                 Attorney at Law                             Group, Inc.



The Trust pays independent trustees a fee plus out-of-pocket expenses for their service as trustees.


The independent trustees are members of the Trust's Audit Committee. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full board of trustees. It oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers. It also oversees the independent audit of the Trust's financial statements and the quality and objectivity of those financial statements. The Audit Committee meets quarterly and as the Committee determines is necessary or appropriate. During the fiscal year ended December 31, 2004, the Audit Committee held five meetings.

The independent trustees are members of the Trust's Nominating and Governance Committee. The Nominating and Governance Committee nominates candidates for independent trustee membership on the Board and is also responsible for the corporate governance matters bearing on the Trust's operations. Generally, the Nominating and Governance Committee does not consider nominees recommended by shareholders or contract owners. The Nominating and Governance Committee evaluates candidates' qualifications for Board membership and their independence from Roszel Advisors and its affiliates and Sub-Advisers and other principal service providers. The Nominating and Governance Committee also considers candidates' relationships beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family relationships with Roszel Advisors and its affiliates and Sub-Advisers or the other principal service providers) and periodically reviews the continued independence of the current independent trustees. The Nominating and Governance Committee periodically reviews independent trustee compensation and recommends any appropriate changes to the full Board. The Nominating and Governance Committee meets quarterly and holds special meetings as it determines necessary or appropriate. During the fiscal year ended December 31, 2004, the Nominating and Governance Committee held five meetings.

TRUSTEES' EQUITY OWNERSHIP

The following chart contains information relating to equity securities in the Trust and in the Trust's "family of investment companies" beneficially owned by the trustees as of December 31, 2004. The Trust's family of investment companies includes other registered investment companies that: (1) share the same investment adviser or principal underwriter as the Trust; and (2) hold themselves out to investors as related companies for purposes of investment and investor services.


                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                               DOLLAR RANGE OF EQUITY        INVESTMENT COMPANIES OVERSEEN BY THE
             NAME OF TRUSTEE                SECURITIES IN PORTFOLIO(S) OF       TRUSTEE IN FAMILY OF INVESTMENT
                                                      THE TRUST                            COMPANIES
Michael P. Cogswell                              $10,001 - $50,000                    $10,001 - $50,000

Robert M. Bordeman                                      None                                 None

Theodore P. Manno                                       None                                 None

Kevin J.Tierney                                         None                                 None

Deborah J. Adler                                        None                                 None



TRUST COMPENSATION

The following table shows aggregate compensation paid to each trustee from the Trust and the Trust complex for the fiscal year ended December 31, 2004. The Trust's officers receive no compensation from the Trust.

                               COMPENSATION TABLE

                              Aggregate     Pension or Retirement                             Total Compensation
                            Compensation     Benefits Accrued As       Estimated Annual      From Trust and Trust
 Name of Person, Position     From the     Part of Trust Expenses       Benefits Upon           Complex Paid to
                                Trust                                     Retirement               Trustees
Michael P. Cogswell*             $0                  N/A                     N/A                      $0
Trustee and President

Robert M. Bordeman (1) (2)     $18,000               N/A                     N/A                    $18,000
Trustee

Theodore P. Manno (1) (2)      $18,000               N/A                     N/A                    $18,000
Trustee

Kevin J. Tierney (1) (2)       $18,000               N/A                     N/A                    $18,000
Trustee

Deborah J. Adler*                $0                  N/A                     N/A                      $0
Trustee


The Trust currently pays each independent fee an annual fee of $18,000.


* Michael P. Cogswell and Deborah J. Adler are deemed to be "interested persons" of the Trust as that term is defined in the 1940 Act.

1 Member of the Audit Committee. Mr. Bordeman is the Chairman of the Audit Committee.

2 Member of the Nominating and Governance Committee. Mr. Manno is the Chairman of the Nominating and Governance Committee.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated the responsibility for voting proxies to each Sub-Adviser with respect to the Portfolio it advises. The proxy voting policies and procedures of each Sub-Adviser are summarized in Appendix 2. The chart attempts to address those issues on which a majority of the Sub-Advisers have a position. The short narratives provide background information on the Sub-Advisers' policies and provide a specific focus on the manner in which conflicts of interest are addressed. The bullet points address issues that were not included in the chart. The summaries in the chart, narratives, and bullet points attempt to address a majority of the issues on which each Sub-Adviser has a policy, but do not include each and every policy of the Sub-Advisers. In addition, the Sub-Advisers vote many of the proxies on a case-by-case basis. When a case-by-case basis is used, many of the Sub-Advisers have, as part of their policies, factors that are specifically considered. These factors have not been included in the chart, narratives, or bullet points attached as Appendix 2. ALL OF THE GUIDELINES INCLUDED IN THE CHART AND SUMMARIES ARE GENERALITIES. EACH SUB-ADVISER REFERENCED GENERALLY VOTES IN THE MANNER INDICATED. HOWEVER, AS ALL SUB-ADVISERS ARE REQUIRED TO VOTE IN THE BEST INTEREST OF THEIR CLIENTS, A SUB-ADVISER MAY DEVIATE FROM ITS STATED POLICIES IF IT BELIEVES THAT SUCH DEVIATION IS IN THE CLIENT'S BEST INTEREST.

As required by applicable rules, the Trust will keep a record of all proxies voted. If a contract owner whose contract assets are invested in one of the Portfolios wishes to obtain information regarding how proxies received by a particular Portfolio were voted during the most recent 12-month period ending on June 30 of each year , please call the Trust during business hours. A contract owner may also view this information on the SEC's website at www.sec.gov under the name of the Trust. For a more detailed discussion of the proxy voting policies and procedures of each of the Sub-Advisers, please see Appendix 2 to this SAI.

                                 CONTROL PERSONS


Any person owning more than 25% of each Portfolio's shares may be considered a "controlling person" of that Portfolio, within the meaning of the 1940 Act. As of the date of this SAI, certain separate accounts supporting variable contracts issued by MLLIC are the only controlling shareholders of the Portfolios because each holds in excess of 25% of a Portfolio's outstanding shares. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Portfolio shareholders. However, MLLIC and MLLICNY each generally votes the relevant shares in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts. As of April 12, 2005, the Trust's officers and trustees, as a group, beneficially owned as contract owners less than a 1% interest in any Portfolio.

As of April 15, 2005, the following contract owners owned contracts that individually or in the aggregate had a total interest in the Portfolio of 5% or more




                                                                                                       PERCENT OF
PORTFOLIO                                                 NAME OF CONTRACT OWNER                       OUTSTANDING
                                                                                                         SHARES
Roszel/Fayez Sarofim Large Cap Core Portfolio             Merrill Lynch Life Variable Annuity             8.61%
                                                          Separate Account C
                                                          Pennington, NY  08534

Roszel/Fayez Sarofim Large Cap Core Portfolio             David Jon Morris                                5.34%
                                                          Ooltewah, TN  37363-6511

Roszel/INVESCO-NAM Large Cap Core Portfolio               Carl Aluf Peterson                             10.97%
                                                          Rancho Mirage, CA  92270-1658

Roszel/INVESCO-NAM Large Cap Core Portfolio               Nancy Harris                                    6.50%
                                                          Beverly Hills, CA  90210-1410

Roszel/Levin Large Cap Value Portfolio                    Stan A. Rabineau                                6.40%
                                                          Charlotte, NC  28262-4436

Roszel/Lord Abbett Government Securities Portfolio        Marion Harbaugh                                 7.77%
                                                          Biglerville, PA  17307-9418

Roszel/MLIM Relative Value Portfolio                      W. Neil Padgett                                13.31%
                                                          Owensboro, KY  42301-3506

Roszel/Nicholas-Applegate Large Cap Growth Portfolio      Pascal T. Huang                                12.34%
                                                          Dix Hills, NY  11746-6327

                                                                                                    PERCENT OF
PORTFOLIO                                                 NAME OF CONTRACT OWNER                    OUTSTANDING
                                                                                                    SHARES
Roszel/Nicholas-Applegate Large Cap Growth Portfolio      John R. Johnson                                11.78%
                                                          Miramar Beach, FL  32550

Roszel/Nicholas-Applegate Large Cap Growth Portfolio      H.H. Grooms                                    10.84%
                                                          Birmingham, AL  35223-1640

Roszel/Nicholas-Applegate Large Cap Growth Portfolio      Bernard F. D'Aleo                               5.76%
                                                          Kinnelon, NJ  07405-2528

Roszel/NWQ Small Cap Value Portfolio                      Gregory Laham                                   5.29%
                                                          Westwood, MA  02090

Roszel/Franklin Mid Cap Growth Portfolio                  Robert R. Thompson                              9.04%
                                                          Jupiter, FL  33469-1444

Roszel/Kayne Anderson Rudnick Mid Cap Value               Robert R. Thompson                              7.85%
Portfolio                                                 Jupiter, FL  33469-1444


                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION


Pursuant to Management Agreements with the Trust, Roszel Advisors is the investment manager of the Trust and each of the Portfolios. As the investment manager, subject at all times to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios.


Roszel Advisors is a registered investment adviser and a wholly-owned subsidiary of the Merrill Lynch Insurance Group, Inc. Its principal business address is 1300 Merrill Lynch Drive, Pennington, NJ 08534.

Each Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and SAI, as from time to time in effect. In connection with these responsibilities and duties, each Sub-Adviser is responsible for providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets. Each Sub-Adviser also is responsible for furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request. Each Sub-Adviser, on its own initiative apprises the Trust of important developments materially affecting its Portfolio and furnishes the Trust from time to time such information as it may believe appropriate for this purpose. Each Sub-Adviser also has responsibility for implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.


APPROVAL OF MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS



The Board meets on a quarterly basis to review the ongoing operations of the Trust and considers matters bearing on the Management Agreements and Sub-Advisory Agreements at each meeting. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.



At a meeting of the Board held on March 11, 2005, the Board, including all of the independent trustees and with the assistance of independent counsel to the independent trustees, approved the continuance of the Management Agreements and the Sub-Advisory Agreements with respect to each Portfolio, other than the Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel William Blair International Portfolio, Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio and Roszel/Franklin
Mid Cap Growth Portfolio. At a meeting of the Board held on September 8, 2004, the Board approved a new Sub-Advisory Agreement with respect to the Roszel/Fayez Sarofim Large Cap Core Portfolio. At a meeting of the Board held on October 14, 2004, the Board approved a new Sub-Advisory Agreement with respect to the Roszel/William Blair International Portfolio. At a meeting of the Board held on April 28, 2005, the Board approved a new Sub-Advisory Agreement for the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio and the
Roszel/Franklin Mid Cap Growth Portfolio.[



At the meetings described above, the Board evaluated, among other things, written information provided by Roszel Advisors and the Sub-Advisers, and answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors furnished information concerning a variety of aspects of its operations including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisors; (2) information concerning profitability of the Trust and any "fall-out" benefits enjoyed by Roszel Advisors or its affiliates as a result of its relationship with the Trust; (3) an assessment as to whether any economies of scale existed in connection with the operation of the Trust; and (4) information concerning insurance coverage arrangements applicable to the Trust and the independent trustees. The Board also evaluated information provided by an independent third party which consisted of comparative figures of overall expenses, management fees, non-management fees, brokerage commissions, portfolio turnover and performance of a selected peer group of substantially similar mutual funds, as well as those of a "larger universe" of other mutual funds with the same investment classification/objective.



The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount information, including information received on an ongoing basis at meetings of the Board and its committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreements and the Sub-Advisory Agreements. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.


Management Agreements



With respect to Roszel Advisors' performance of its functions, the Board reviewed information that included: (1) the nature, extent and quality of the various management and administrative services provided by Roszel Advisors to the Portfolios, (2) the investment performance of the Portfolios managed by Roszel Advisors, and (3) Roszel Advisors' oversight and monitoring of, and reporting on, each of the Sub-Advisers and the Portfolios' other service providers.



In approving the Management Agreements, the Board concluded with respect to each Portfolio that the management fee paid by the Portfolio and the Portfolio's overall expenses were reasonable.



In reaching the conclusion that the management fee to be paid by each Portfolio under the Management Agreements was reasonable, the Board considered the management fee in light of a variety of factors, including: (1) the nature and quality of services provided to the Portfolio; (2) Roszel Advisors' estimated costs in providing those services and its estimated profitability in providing such services, including the fact that Roszel Advisors pays the Portfolio's Sub-Adviser a sub-advisory fee; (3) the economies of scale, if any, realized by Roszel Advisors; (4) the management fee paid by the Portfolio compared to management fees paid by other comparable mutual funds; (5) the expense ratio of the Portfolio compared to expense ratios of other comparable mutual funds; (6) other benefits to be derived by Roszel Advisors and its affiliates in connection with Roszel Advisors' relationship with the Trust and the Portfolio; (7)the current and projected size of the Portfolios; and (8) the fact that Roszel Advisors has contractually agreed to reimburse the Portfolios for certain operating expenses in excess of a stated rate, including the fact that Roszel Advisers has reimbursed each of the Portfolios pursuant to this undertaking.


In reaching the conclusion that the overall expenses of the Portfolios were reasonable, the Board compared the expense ratios and the non-management fee expenses of each Portfolio with those of other comparable mutual funds. Given that similar mutual funds may allocate other operating expenses differently, the Board noted that a comparison of aggregate fees and expenses can be more meaningful than a comparison of advisory fees only and/or comparison of other operating expenses only. The Board also considered the fact that Roszel Advisors has contractually agreed to reimburse the Portfolios for certain operating expenses in excess of a stated rate. The Board reviewed the Roszel Advisors' estimated profit/loss situation with respect to each Portfolio and across all of the Portfolios on an aggregate basis.

Sub-Advisory Agreements


With respect to each Sub-Adviser's performance of its functions, the Board reviewed information that included (1) the nature, extent and quality of the portfolio management services that the Sub-Adviser provided to the Portfolios, and (2) the investment performance of the Portfolio(s) managed by the Sub-Adviser. The Board assessed the performance of each Portfolio on an absolute basis, reviewing the investment performance of the Portfolio over appropriate periods. The Board also assessed the investment performance of the Portfolio on a comparative basis, reviewing the investment performance of the Portfolio against appropriate benchmarks and investment performance data of other similar mutual funds, over appropriate periods. In addition, the Board considered whether each Portfolio has operated within its investment objective and its record of compliance with its investment restrictions.


In approving the Sub-Advisory Agreements, the Board concluded with respect to each of Portfolio that the sub-advisory fee paid by Roszel Advisors was reasonable. In reaching that conclusion, the Board considered the sub-advisory fee in light of a variety of factors, including: (1) the nature and quality of services provided to the Portfolio; (2) the economies of scale, if any, to be realized by the Sub-Adviser; (3) the sub-advisory fee to be paid by the Portfolio compared to sub-advisory fees paid by other comparable mutual funds;
(4) other benefits to be derived by the Sub-Adviser and its affiliates in connection with the Sub-Adviser's relationship with the Trust and the Portfolio;
(5) the current and projected size of the Portfolios; (6) brokerage commissions and portfolio turnover; and (7) that certain Sub-Advisers may receive benefits through "soft dollar" arrangements by which brokers provide research and execution services to the Sub-Adviser as part of the brokers' provision of brokerage services to the Portfolios.



With respect to the approval of the Sub-Advisory Agreement for the Roszel/Fayez Sarofim Large Cap Core Portfolio, the Board elected to replace Sound Capital Partners with Fayez Sarofim & Co. The decision to terminate Sound Capital Partners was based largely on their recent personnel changes and the continually small Portfolio they maintained. The Board chose Fayez Sarofim & Co. as the replacement sub-adviser because of its strong reputation and large asset base. In connection with replacing Sound Capital Partners with Fayez Sarofim & Co., the Board also approved changing the name of the Roszel/Sound Large Cap Core Portfolio to the Roszel/Fayez Sarofim Large Cap Core Portfolio.



With respect to the approval of the Sub-Advisory Agreement for the Roszel/William Blair International Portfolio, the Board elected to replace Credit Suisse Asset Management with William Blair & Company, L.L.C. The Board cited Credit Suisse Asset Management's recent loss of personnel and relatively weak performance as the reason for the termination. William Blair & Company, L.L.C. was chosen to preserve the international growth character of the Portfolio. In connection with replacing Credit Suisse Asset Management, LLC with William Blair & Company, L.L.C., the Board also approved changing the name of the Roszel/Credit Suisse International Portfolio to the Roszel/William Blair International Portfolio.



With respect to the approval of the Sub-Advisory Agreement for the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio, the Board elected to replace Valenzuela Capital Partners ("Valenzuela") with Kayne Anderson Rudnick Investment Management, LLC ("Kayne Anderson Rudnick"). The decision to terminate Valenzuela was based largely on the organizational change involving the departure of a Valenzuela portfolio manager and the performance of the Portfolio generally. The Board selected Kayne Anderson Rudnick as the replacement sub-adviser because of their track record and experience in managing small-mid cap value assets. In connection with replacing Valenzuela with Kayne Anderson Rudnick, the Board also approved changing the name of the Roszel/Valenzuela Mid Cap Value Portfolio to the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio.



With respect to the approval of the Sub-Advisory Agreement for the Roszel/Franklin Mid Cap Growth Portfolio, the Board elected to replace Seneca Capital Management ("Seneca") with Franklin Portfolio Advisors, a division of Franklin Templeton Portfolio Advisors, Inc. ("Franklin"). The decision to terminate Seneca was based largely on performance issues. The Board selected Franklin as the replacement sub-adviser because of their track record and experience in managing mid cap growth assets. In connection with replacing Seneca with Franklin, the Board also approved changing the name of the Roszel/Seneca Mid Cap Growth Portfolio to the Roszel/Franklin Mid Cap Growth Portfolio.


EXPENSES

Generally, the Portfolios directly assume their expenses and a pro-rata portion of the expenses borne by the Trust, including the fees payable to Roszel Advisors, which are accrued daily. Expenses that the Portfolios bear directly include redemption expenses, any portfolio transaction expenses that do not reduce the cost basis of a security, shareholding servicing costs, expenses of registering the Trust's shares under federal securities laws, interest, certain taxes, charges of the Custodian, Administrator and Transfer Agent and other expenses attributable to a particular Portfolio. Trust expenses that are allocated to a

Portfolio on the basis of relative size of the respective Portfolios include trustees fees, legal expenses, state franchise taxes, costs of auditing services, costs of printing and mailing proxy materials, SEC fees, accounting costs (including the daily calculation of net asset value), and other expenses that the Board determines to be properly allocable on the basis of size of the respective Portfolios. Depending upon the nature of a shareholder meeting or a lawsuit or certain other expenses, these costs may be directly applicable to one of more of the Portfolios or allocated on the basis of the size of the respective Portfolios.

MANAGEMENT FEES


The table below shows the annual management fee rate and total dollar amount of advisory fees before management fee waivers and expense reimbursements payable to Roszel Advisors by each Portfolio for the period July 1, 2002 through December 31, 2002 and for the years ended December 31, 2003 and December 31, 2004.



PORTFOLIO                                          ANNUAL RATE     PERIOD ENDED       YEAR ENDED       YEAR ENDED
---------
                                                    (as % of         12/31/02          12/31/03         12/31/04
                                                     average
                                                   daily net
                                                     assets)
Roszel/Lord Abbett Large Cap Value Portfolio          0.80%           $ 9,464       $   66,722       $   97,044
Roszel/Levin Large Cap Value Portfolio                0.80%           $ 4,152       $   22,967       $   23,843
Roszel/MLIM Relative Value Portfolio                  0.80%          $ 10,435       $   88,600       $  126,552
Roszel/Lord Abbett Affiliated Portfolio               0.80%               N/A       $   94,666       $  265,344
Roszel/Fayez Sarofim Large Cap Core Portfolio(1)      0.80%           $ 1,075       $    6,451       $    7,544
Roszel/INVESCO-NAM Large Cap Core Portfolio           0.80%           $ 2,800       $   17,380       $   20,097
Roszel/Nicholas-Applegate Large Cap Growth            0.80%           $ 1,163       $    9,018       $   11,343
Roszel/Rittenhouse Large Cap Growth Portfolio         0.80%          $ 10,795       $   73,196       $   89,427
Roszel/Seneca Large Cap Growth Portfolio              0.80%           $ 4,268       $   24,046       $   33,910
Roszel/Allianz CCM Capital Appreciation               0.80%               N/A       $  271,448       $1,404,025
Portfolio(2)
Roszel/Kayne Anderson Rudnick Mid Cap                 0.80%           $ 5,211       $   31,767       $   36,269
Portfolio(3)
Roszel/Lord Abbett Mid Cap Value Portfolio            0.85%         $ 297,209       $1,066,154       $1,166,936
Roszel/Franklin Mid Cap Growth Portfolio(4)           0.80%           $ 3,100       $   23,385       $   29,283
Roszel/Seligman Mid Cap Growth Portfolio              0.85%          $ 46,021       $  176,945       $  370,812
Roszel/NWQ Small Cap Value Portfolio                  0.85%           $ 3,839       $   31,431       $   47,987
Roszel/Allianz NFJ Small Cap Value Portfolio(5)       0.85%         $ 134,436       $  424,531       $  571,808
Roszel/ Delaware Small-Mid Cap Growth Portfolio(6)    0.85%           $ 3,471       $   15,724       $   25,129
Roszel/JP Morgan Small Cap Growth Portfolio           0.95%         $ 172,301       $  519,177       $  677,329
Roszel/Delaware Trend Portfolio                       0.85%               N/A       $  177,849       $  631,670
Roszel/Lazard International Portfolio                 0.85%           $ 1,368       $   18,888       $   40,043
Roszel/William Blair International Portfolio(7)       0.85%           $ 5,645       $   26,095       $   26,039
Roszel/Lord Abbett Government Securities Portfolio    0.65%          $ 11,656       $   73,400       $   76,761
Roszel/MLIM Fixed-Income Portfolio(8)                 0.67%          $ 15,914       $  105,068       $  111,521
Roszel/Lord Abbett Bond Debenture Portfolio           0.80%           $ 3,095       $   50,658       $  119,199



The Trust and Roszel Advisors have entered into an expense limitation agreement whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets. Pursuant to the expense limitation agreement, Roszel Advisors retains the right to be repaid amounts reimbursed during prior fiscal periods provided the Portfolios attain sufficient assets and such payment is approved by the Board. The expense limitation is effected by waivers by Roszel Advisors of its advisory fees and reimbursements of expenses exceeding the advisory fee for the fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004. Each Portfolio's total

----------


(1) Effective October 1, 2004, the name changed from the Roszel/Sound Large Cap Core Portfolio to the Roszel/Fayez Sarofim Large Cap Core Portfolio.
(2) Effective May 1, 2005, the name changed from the Roszel/PIMCO CCM Capital Appreciation Portfolio to the Roszel/Allianz CCM Capital Appreciation Portfolio.
(3) Effective May 1, 2005, the name changed from the Roszel/Valenzuela Mid Cap Value Portfolio to the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio.
(4) Effective May 1, 2005, the name changed from the Roszel/Seneca Mid Cap Growth Portfolio to the Roszel/Franklin Mid Cap Growth Portfolio.
(5) Effective May 1, 2005, the name changed from the Roszel/PIMCO Small Cap Value Portfolio to the Roszel/Allianz NFJ Small Cap Value Portfolio.
(6) Effective March 1, 2003, the name changed from the Roszel/Neuberger Berman Small Cap Growth Portfolio to the Roszel/Delaware Small-Mid Cap Growth Portfolio. The Portfolio's management fee rate changed from 0.95% to 0.85%.
(7) Effective November 1, 2004, the name changed from the Roszel/Credit Suisse International Portfolio to the Roszel/William Blair International Portfolio.
(8) Effective May 1, 2004, the Portfolio's management fee rate changed from 0.70% to 0.65%.

expenses as a percentage of daily net assets before expense limitation, the expense limitation levels as a percentage of daily net assets, and total dollar amount of advisory fee waivers and expense reimbursements are set forth in the tables below.






                                                                                                                  TOTAL WAIVERS/
                                                                TOTAL EXPENSES          EXPENSE LIMIT             REIMBURSEMENTS
PORTFOLIO                                                        FOR THE YEAR            FOR THE YEAR             FOR THE YEAR
                                                                ENDED 12/31/04          ENDED 12/31/04            ENDED 12/31/04
Roszel/Lord Abbett Large Cap Value Portfolio                      1.49%                      1.10%                   $46,800
Roszel/Levin Large Cap Value Portfolio                            3.01%                      1.10%                   $56,863
Roszel/MLIM Relative Value Portfolio                              1.38%                      1.10%                   $44,654
Roszel/Lord Abbett Affiliated Portfolio                           1.26%                      1.10%                   $54,408
Roszel/Fayez Sarofim Large Cap Core Portfolio                     6.36%                      1.10%                   $49,604
Roszel/INVESCO-NAM Large Cap Core Portfolio                       3.09%                      1.10%                   $50,050
Roszel/Nicholas-Applegate Large Cap Growth Portfolio              4.53%                      1.10%                   $48,662
Roszel/Rittenhouse Large Cap Growth Portfolio                     1.52%                      1.10%                   $47,218
Roszel/Seneca Large Cap Growth Portfolio                          2.27%                      1.10%                   $49,578
Roszel/Allianz CCM Capital Appreciation Portfolio                 1.10%                      1.10%                   $     0
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio             2.16%                      1.10%                   $47,877
Roszel/Lord Abbett Mid Cap Value Portfolio                        1.15%                      1.15%                   $     0
Roszel/Franklin Mid Cap Growth Portfolio                          2.52%                      1.10%                   $52,033
Roszel/Seligman Mid Cap Growth Portfolio                          1.24%                      1.15%                   $40,373
Roszel/NWQ Small Cap Value Portfolio                              1.99%                      1.15%                   $47,317
Roszel/Allianz NFJ Small Cap Value Portfolio                      1.17%                      1.15%                   $15,713
Roszel/Delaware Small-Mid Cap Growth Portfolio                    2.84%                      1.15%                   $49,912
Roszel/JP Morgan Small Cap Growth Portfolio                       1.29%                      1.25%                   $25,120
Roszel/Delaware Trend Portfolio                                   1.20%                      1.15%                   $34,073
Roszel/Lazard International Portfolio                             2.20%                      1.15%                   $49,717
Roszel/William Blair International Portfolio                      2.83%                      1.15%                   $51,589
Roszel/Lord Abbett Government Securities Portfolio                1.42%                      0.95%                   $55,184
Roszel/MLIM Fixed-Income Portfolio(1)                             1.22%                      0.97%                   $41,790
Roszel/Lord Abbett Bond Debenture Portfolio                       1.47%                      1.10%                   $55,305



----------
1 Effective May 1, 2004, the Portfolio's expense limit changed from 1.00% to 0.95%.

                                                                                                              TOTAL WAIVERS/
                                                                            TOTAL EXPENSES                    REIMBURSEMENTS
                                                                             FOR THE YEAR                      FOR THE YEAR
PORTFOLIO                                                                   ENDED 12/31/03                    ENDED 12/31/03
---------                                                                   --------------                    --------------
Roszel/Lord Abbett Large Cap Value Portfolio                                      1.92%                         $ 68,493
Roszel/Levin Large Cap Value Portfolio                                            3.34%                         $ 64,445
Roszel/MLIM Relative Value Portfolio                                              1.64%                         $ 60,347
Roszel/Lord Abbett Affiliated Portfolio                                           1.61%                         $ 60,517
Roszel/Sound Large Cap Core Portfolio                                             9.10%                         $ 64,567
Roszel/INVESCO-NAM Large Cap Core Portfolio                                       3.90%                         $ 60,963
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                              6.57%                         $ 61,703
Roszel/Rittenhouse Large Cap Growth Portfolio                                     1.74%                         $ 58,695
Roszel/Seneca Large Cap Growth Portfolio                                          3.07%                         $ 59,141
Roszel/Allianz CCM Capital Appreciation Portfolio                                 1.21%                         $ 38,851
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio                       2.62%                         $ 60,407
Roszel/Lord Abbett Mid Cap Value Portfolio                                        1.21%                         $ 72,855
Roszel/Franklin Mid Cap Growth Portfolio                                          3.20%                         $ 61,361
Roszel/Seligman Mid Cap Growth Portfolio                                          1.43%                         $ 57,848
Roszel/NWQ Small Cap Value Portfolio                                              2.73%                         $ 58,487
Roszel/Allianz NFJ Small Cap Value Portfolio                                      1.34%                         $ 95,500
Roszel/Delaware Small-Mid Cap Growth Portfolio                                    4.69%                         $ 64,350
Roszel/JP Morgan Small Cap Growth Portfolio                                       1.39%                         $ 78,029
Roszel/Delaware Trend Portfolio                                                   1.36%                         $ 43,329
Roszel/Lazard International Portfolio                                             3.96%                         $ 62,464
Roszel/Credit Suisse International Portfolio                                      3.17%                         $ 62,052
Roszel/Lord Abbett Government Securities Portfolio                                1.56%                         $ 68,844
Roszel/MLIM Fixed-Income Portfolio                                                1.43%                         $ 64,472
Roszel/Lord Abbett Bond Debenture Portfolio                                       2.15%                         $ 66,604



                                                                                                            TOTAL WAIVERS/
                                                                               TOTAL EXPENSES               REIMBURSEMENTS
                                                                               FOR THE PERIOD               FOR THE PERIOD
PORTFOLIO                                                                      ENDED 12/31/02               ENDED 12/31/02
---------                                                                      --------------               --------------
Roszel/Lord Abbett Large Cap Value Portfolio                                      6.01%                         $ 58,128
Roszel/Levin Large Cap Value Portfolio                                           11.09%                         $ 51,844
Roszel/MLIM Relative Value Portfolio                                              5.23%                         $ 53,942
Roszel/Sound Large Cap Core Portfolio                                            39.23%                         $ 51,227
Roszel/INVESCO-NAM Large Cap Core Portfolio                                      16.20%                         $ 52,845
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                             35.23%                         $ 49,556
Roszel/Rittenhouse Large Cap Growth Portfolio                                     5.05%                         $ 53,323
Roszel/Seneca Large Cap Growth Portfolio                                         10.21%                         $ 48,613
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio                       9.34%                         $ 53,675
Roszel/Lord Abbett Mid Cap Value Portfolio                                        1.53%                        $ 133,738
Roszel/Franklin Mid Cap Growth Portfolio                                         13.51%                         $ 48,062
Roszel/Seligman Mid Cap Growth Portfolio                                          2.29%                         $ 61,840
Roszel/NWQ Small Cap Value Portfolio                                             12.22%                         $ 50,000
Roszel/Allianz NFJ Small Cap Value Portfolio                                      1.99%                        $ 132,673
Roszel/Delaware Small-Mid Cap Growth Portfolio                                   17.03%                         $ 57,621
Roszel/JP Morgan Small Cap Growth Portfolio                                       2.02%                        $ 140,466

Roszel/Lazard International Portfolio                                            31.35%                         $ 48,578
Roszel/Credit Suisse International Portfolio                                      9.47%                         $ 55,247
Roszel/Lord Abbett Government Securities Portfolio                                3.82%                         $ 51,420
Roszel/MLIM Fixed-Income Portfolio                                                3.66%                         $ 60,374
Roszel/Lord Abbett Bond Debenture Portfolio                                      13.76%                         $ 49,008

SUB-ADVISERS

The Sub-Advisers are identified below. From time to time, Roszel Advisors may change a Portfolio's Sub-Adviser.


SUB-ADVISER                                 OWNERSHIP AND ADDRESS
-----------                                 ---------------------
Delaware Management Company                 Delaware Management Company, a
                                            series of Delaware Management
                                            Business Trust, is an indirect,
                                            wholly owned subsidiary of Delaware
                                            Management Holdings, Inc.  Delaware
                                            Management Company and its
                                            affiliates had approximately $97
                                            billion in assets under management
                                            as of December 31, 2004. Its
                                            principal business address is 2005
                                            Market Street, Philadelphia, PA
                                            19103-7094.

Fayez Sarofim & Co.                         Fayez Sarofim & Co. is an
                                            independent entity that had
                                            approximately $42 billion in assets
                                            under management as of December 31,
                                            2004. Its principal business address
                                            is Two Houston Center, Suite 2907,
                                            Houston, TX 77010.


Franklin Portfolio Advisors                 Franklin Portfolio Advisors, a
                                            division of Franklin Templeton
                                            Portfolio Advisors, Inc. (FTPA)
                                            founded in 1979 is a subsidiary of
                                            Franklin Resources, Inc. (FRI), a
                                            global investment management
                                            organization founded in 1947 and
                                            operating as Franklin Templeton
                                            Investments. As of December 31, 2004,
                                            FTPA had $4 billion in assets under
                                            management and FRI and its affiliates
                                            had $402 billion in assets under
                                            management. Its principal business
                                            address is One Franklin Parkway,
                                            San Mateo, California 94403.

J.P. Morgan Investment Management           J.P. Morgan Investment Management
Inc.                                        Inc. ("J.P. Morgan"), an
                                            indirect wholly-owned subsidiary of
                                            J.P. Morgan Chase and Co., is a
                                            publicly-traded bank holding
                                            company. As of December 31, 2004,
                                            J.P. Morgan and its affiliates had
                                            approximately $791 billion in
                                            assets under management. Its
                                            principal business address is 522
                                            Fifth Avenue, New York, NY 10036.

J. & W. Seligman & Co. Incorporated         J. & W. Seligman & Co. Incorporated
                                            founded in 1864, had assets of
                                            approximately $21 billion under
                                            management as of December 31, 2004.
                                            Its principal office is located at
                                            100 Park Avenue, New York, NY 10017.

John A. Levin & Co., Inc.                   John A. Levin & Co., Inc.,
                                            established in 1996, is wholly-owned
                                            by Levin Management Co., Inc., a
                                            wholly-owned subsidiary of BKF
                                            Capital Group, Inc.  John A. Levin
                                            & Co., Inc. had approximately $14
                                            billion in assets under management
                                            as of December 31, 2004.  Its
                                            principal business address is One
                                            Rockefeller Plaza, New York,
                                            NY 10020.

Kayne Anderson Rudnick                      Kayne Anderson Rudnick Investment
Investment Management, LLC                  Management, LLC, established in
                                            1984, is majority-owned by Phoenix
                                            Investment Partners. Kayne Anderson
                                            Rudnick Investment Management, LLC
                                            had approximately $10 billion in
                                            assets under management as of
                                            December 31, 2004. Its principal
                                            business address is 1800 Avenue of
                                            the Stars, Second Floor, Los
                                            Angeles, CA 90067.

Lazard Asset Management LLC                 Lazard Asset Management LLC, a
                                            subsidiary of Lazard Freres & Co.
                                            LLC, had approximately $77 billion
                                            in assets under management as of
                                            December 31, 2004. Its principal
                                            business address is 30 Rockefeller
                                            Plaza, 57th Floor, New York, NY
                                            10112.

Lord, Abbett & Co. LLC                      Lord, Abbett & Co. LLC had
                                            approximately $92 billion in assets
                                            under management as of December 31,
                                            2004.  Its principal business
                                            address is 90 Hudson Street, Jersey
                                            City, NJ 07302.

Merrill Lynch Investment Managers,          Merrill Lynch Investment Managers,
L.P.                                        L.P. is an indirect subsidiary of
                                            Merrill Lynch & Co., Inc.  Merrill
                                            Lynch Investment Managers, L.P. and
                                            its advisory affiliates had
                                            approximately $496 billion in assets
                                            under management as of December 31,
                                            2004. Its principal business address
                                            is 800 Scudders Mill Road, 2D,
                                            Plainsboro, NJ 08536.

INVESCO-NAM                                 INVESCO-NAM is a division of INVESCO
                                            Institutional (N.A.), Inc. INVESCO
                                            Institutional is a division of its
                                            parent company, AMVESCAP PLC.
                                            INVESCO Institutional had
                                            approximately $106 billion in assets
                                            under management as of December 31,
                                            2004. INVESCO-NAM's principal
                                            business address is 406 West Market
                                            Street, Suite 2500, Louisville, KY
                                            40202.

Nicholas-Applegate Capital                  Nicholas-Applegate Capital
Management, LLC,                            Management, LLC, is a subsidiary of
                                            Allianz Dresdner Asset Management of
                                            America, which is a wholly owned
                                            subsidiary of Allianz AG, a German
                                            financial services company with
                                            global operations.
                                            Nicholas-Applegate Capital
                                            Management, LLC had approximately
                                            $15 billion in assets under
                                            management as of December 31, 2004.
                                            Its principal business office is 600
                                            West Broadway, Suite 2900, San
                                            Diego, CA 92101.

SUB-ADVISER                                 OWNERSHIP AND ADDRESS
-----------                                 ---------------------
NWQ Investment Management                   NWQ Investment Management Company,
Company, LLC                                LLC ("NWQ") is a wholly owned
                                            subsidiary of Nuveen Investments,
                                            Inc. NWQ had approximately $31
                                            billion in assets under management
                                            as of December 31, 2004. NWQ's
                                            principal business address is 2049
                                            Century Park East, 16th Floor, Los
                                            Angeles, CA 90067.

Cadence Capital Management LLC,             Cadence Capital Management LLC,
                                            located at 265 Franklin Street, 11th
                                            Floor, Boston, MA, provides advisory
                                            services to mutual funds and
                                            institutional accounts. Cadence
                                            Capital Management Corporation, the
                                            predecessor investment adviser to
                                            Cadence Capital Management LLC,
                                            commenced operations in 1988.
                                            Accounts managed by Cadence Capital
                                            Management LLC had combined assets
                                            as of December 31, 2004, of
                                            approximately $6 billion.

NFJ Investment Group L.P.,                  NFJ Investment Group L.P., located
                                            at 2121 San Jacinto, Suite 1840,
                                            Dallas, TX 75201, provides advisory
                                            services to mutual funds and
                                            institutional accounts. NFJ
                                            Investment Group, Inc., the
                                            predecessor investment adviser to
                                            NFJ Investment Group L.P., commenced
                                            operations in 1989. Accounts managed
                                            by NFJ Investment Group L.P. had
                                            assets as of December 31, 2004, of
                                            approximately $9 billion.

Rittenhouse Asset Management, Inc.          Rittenhouse Asset Management, Inc.
                                            ("Rittenhouse") had approximately $9
                                            billion in assets under management
                                            as of December 31, 2004. Rittenhouse
                                            is a wholly owned subsidiary of
                                            Nuveen Investments, Inc.
                                            Its principal business address is
                                            Five Radnor Corporate Center,
                                            Suite 300, 100 Matsonford Road,
                                            Radnor, PA 19087-4599.

SUB-ADVISER                                 OWNERSHIP AND ADDRESS
Seneca Capital Management LLC               Seneca Capital Management LLC,
                                            formerly GMG/Seneca Capital
                                            Management, LP, is a California
                                            limited liability company which
                                            commenced operations in October
                                            1989. On July 17, 1997, Phoenix
                                            Investment Partners, Ltd. acquired
                                            majority interest in GMG/Seneca
                                            Capital Management, LP.  Seneca
                                            Capital Management LLC had
                                            approximately $12 billion in assets
                                            under management as of December 31,
                                            2004. Seneca Capital Management
                                            LLC's principal business address is
                                            909 Montgomery Street, 5th Floor,
                                            San Francisco, CA 94133.

William Blair & Company, L.L.C.             William Blair & Company, L.L.C. is
                                            an independent investment firm with
                                            approximately $26    billion in
                                            assets under management as of
                                            December 31, 2004. Its principal
                                            business address is 222 West Adams
                                            Street, Chicago, IL  60606.


SUB-ADVISORY AGREEMENTS

The Board, including a majority of the independent trustees, approved the Sub-Advisory Agreements for the Portfolios with their respective Sub-Advisers, as indicated below.


PORTFOLIO                                        SUB-ADVISER                                   DATE
---------                                        -----------                                   ----
Roszel/Lord Abbett Large Cap Value Portfolio     Lord, Abbett & Co. LLC                        March 11, 2005

Roszel/Levin Large Cap Value Portfolio           John A. Levin & Co., Inc.                     March 11, 2005

Roszel/MLIM Relative Value Portfolio             Merrill Lynch Investment Managers, L.P.       March 11, 2005

Roszel/Lord Abbett Affiliated Portfolio          Lord, Abbett & Co. LLC                        March 11, 2005

Roszel/Fayez Sarofim Large Cap Core Portfolio    Fayez Sarofim & Co.                           September 8, 2004

Roszel/INVESCO-NAM Large Cap Core Portfolio      INVESCO-NAM                                   March 3, 2004

Roszel/Nicholas-Applegate Large Cap Growth       Nicholas-Applegate Capital Management, LLC    March 3, 2004
Portfolio

Roszel/Rittenhouse Large Cap Growth Portfolio    Rittenhouse Asset Management, Inc.            March 11, 2005

Roszel/Seneca Large Cap Growth Portfolio         Seneca Capital Management LLC                 March 3, 2004

Roszel/Allianz CCM Capital Appreciation          Cadence Capital Management LLC                March 11, 2005
Portfolio

Roszel/Kayne Anderson Rudnick Mid Cap            Kayne Anderson Rudnick Investment             April 28, 2005
Value Portfolio                                  Management, LLC

Roszel/Lord Abbett Mid Cap Value Portfolio       Lord, Abbett & Co. LLC                        March 11, 2005

Roszel/Franklin Mid Cap Growth Portfolio         Franklin Portfolio Advisors                   April 28, 2005

Roszel/Seligman Mid Cap Growth Portfolio         J. & W. Seligman & Co. Incorporated           March 11, 2005

Roszel/NWQ Small Cap Value Portfolio             NWQ Investment Management Company, LLC        March 11, 2005

Roszel/Allianz NFJ Small Cap Value               NFJ Investment Group L.P.                     March 11, 2005
Portfolio

Roszel/Delaware Small-Mid Cap Growth             Delaware Management Company                   March 11, 2005
Portfolio

Roszel/JP Morgan Small Cap Growth Portfolio      J.P. Morgan Investment Management  Inc.       March 11, 2005

Roszel/Delaware Trend Portfolio                  Delaware Management Company                   March 11, 2005

Roszel/Lazard International Portfolio            Lazard Asset Management LLC                   March 11, 2005

Roszel/William Blair International Portfolio     William Blair & Company L.L.C.                October 14, 2004

Roszel/Lord Abbett Government Securities         Lord, Abbett & Co. LLC                        March 11, 2005
Portfolio

Roszel/MLIM Fixed-Income Portfolio               Merrill Lynch Investment Managers, L.P.       March 11, 2005

Roszel/Lord Abbett Bond Debenture Portfolio      Lord, Abbett & Co. LLC                        March 11, 2005



Each Sub-Advisory Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Portfolio on sixty days written notice to Roszel Advisors and the applicable Sub-Adviser, or by Roszel Advisors, or by a Sub-Adviser, on sixty days written notice to the other. Each Sub-Advisory Agreement automatically terminates in the event of its assignment or in the event of the termination of the Management Agreements between Roszel Advisors and the Trust. Otherwise, each Sub-Advisory Agreement will continue in effect for two years, and thereafter will continue from year to year so long as the continuance is specifically approved at least annually by: (1) the Board, or by the vote of a majority of the outstanding voting securities representing an interest in the Portfolio, and (2) a majority vote of the Independent Trustees.

SUB-ADVISORY FEES

The table below indicates the annual fee rate (as a percentage of average daily net assets) Roszel Advisors pays each Sub-Adviser under the applicable Sub-Advisory Agreement.


PORTFOLIO                         SUB-ADVISER                           SUB-ADVISORY FEE
---------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap      Lord, Abbett & Co. LLC                0.35% on the first $200 million,
Value Portfolio                                                         0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Levin Large Cap Value      John A. Levin & Co., Inc.             0.35% on the first $200 million,
Portfolio                                                               0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/MLIM Relative Value        Merrill Lynch Investment Managers,    0.35% on the first $200 million,
Portfolio                         L.P.                                  0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated     Lord, Abbett & Co. LLC                0.35% on the first $200 million,
Portfolio                                                               0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Fayez Sarofim Large        Fayez Sarofim & Co.
Cap Core Portfolio                                                      0.35% on the first $200 million and,
                                                                        0.27% on assets in excess of $200 million

---------------------------------------------------------------------------------------------------------------------
Roszel/INVESCO-NAM Large Cap      INVESCO-National Asset Management     0.35% on the first $200 million,
Core Portfolio                    Group                                 0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Nicholas-Applegate         Nicholas-Applegate Capital            0.35% on the first $200 million,
Large Cap Growth Portfolio        Management, LLC                       0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Rittenhouse Large Cap      Rittenhouse Asset Management, Inc.    0.35% on the first $200 million,
Growth Portfolio                                                        0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Seneca Large Cap           Seneca Capital Management LLC         0.35% on the first $200 million,
Growth Portfolio                                                        0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Allianz CCM Capital        Cadence Capital Management LLC        0.35% on the first $200 million,
Appreciation Portfolio                                                  0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------

PORTFOLIO                         SUB-ADVISER                           SUB-ADVISORY FEE
---------------------------------------------------------------------------------------------------------------------
Roszel/Kayne Anderson Rudnick     Kayne Anderson Rudnick Investment     0.35% on the first $200 million,
Mid Cap Value Portfolio           Management, LLC                       0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap        Lord, Abbett & Co. LLC                0.40% on the first $200 million,
Value Portfolio                                                         0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Franklin Mid Cap           Franklin Portfolio Advisors           0.35% on the first $200 million,
Growth Portfolio                                                        0.27% on the second $200 million, and
                                                                        0.25% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Seligman Mid Cap           J. & W. Seligman & Co. Incorporated   0.40% on the first $200 million,
Growth Portfolio                                                        0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/NWQ Small Cap Value        NWQ Investment Management Company,    0.40% on the first $200 million,
Portfolio                         LLC                                   0.32% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Allianz NFJ Small Cap      NFJ Investment Group L.P.             0.44% on the first $200 million,
Value Portfolio                                                         0.35% on the second $200 million, and
                                                                        0.30% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Delaware Small-Mid Cap     Delaware Management Company           0.40% on the first $100 million,
Growth Portfolio                                                        0.35% on the second $100 million, and
                                                                        0.33% on assets in excess of $200 million
---------------------------------------------------------------------------------------------------------------------
Roszel/JP Morgan Small Cap        J.P. Morgan Investment Management     0.50% on the first $1 billion, and
Growth Portfolio                  Inc.                                  0.45% on assets in excess of $1 billion
---------------------------------------------------------------------------------------------------------------------
Roszel/Delaware Trend             Delaware Management Company           0.40% on the first $100 million,
Portfolio                                                               0.35% on the second $100 million, and
                                                                        0.33% on assets in excess of $200 million
---------------------------------------------------------------------------------------------------------------------
Roszel/Lazard International       Lazard Asset Management, LLC          0.45% on the first $200 million,
Portfolio                                                               0.40% on the second $200 million, and
                                                                        0.35% on assets in excess of $400 million
---------------------------------------------------------------------------------------------------------------------
Roszel/William Blair              William Blair & Company, L.L.C.       0.40%
International Portfolio

---------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Government     Lord, Abbett & Co. LLC
Securities Portfolio                                                    0.20%
---------------------------------------------------------------------------------------------------------------------
Roszel/MLIM                       Merrill Lynch Investment Managers,
Fixed-Income Portfolio            L.P.                                  0.20%(1)
---------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Bond           Lord, Abbett & Co. LLC                0.35% on the first $1 billion,
Debenture Portfolio                                                     0.25% on the next $500 million, and
                                                                        0.20% on assets in excess of $1.5 billion
---------------------------------------------------------------------------------------------------------------------



The below table reflects the sub-advisory fee paid by Roszel Advisors with respect to each Portfolio for the period July 1, 2002 (commencement of operations) through December 31, 2002, and for the years ended December 31, 2003 and December 31, 2004.



(1) Effective May 1, 2004, the Portfolio's sub-advisory fee changed from 0.25% to 0.20%.

                                                                                YEAR ENDED    YEAR ENDED
                                                               PERIOD ENDED    DECEMBER 31,  DECEMBER 31,
                                                              DECEMBER 31,       2003           2004
PORTFOLIO                                                          2002          ----           ----
---------                                                          ----
Roszel/Lord Abbett Large Cap Value Portfolio                     $  4,142      $ 29,215      $ 42,469
Roszel/Levin Large Cap Value Portfolio                           $  1,816      $ 10,056      $ 10,433
Roszel/MLIM Relative Value Portfolio                             $  4,567      $ 38,795      $ 55,383
Roszel/Lord Abbett Affiliated Portfolio                               N/A      $ 41,534      $116,125
Roszel/Fayez Sarofim Large Cap Core Portfolio                    $    470      $  2,824      $  3,300
Roszel/INVESCO-NAM Large Cap Core Portfolio                      $  1,225      $  7,610      $  8,793
Roszel/Nicholas-Applegate Large Cap Growth Portfolio             $    508      $  3,948      $  4,963
Roszel/Rittenhouse Large Cap Growth Portfolio                    $  4,721      $ 32,038      $ 39,128
Roszel/Seneca Large Cap Growth Portfolio                         $  1,867      $ 10,527      $ 14,836
Roszel/Allianz CCM Capital Appreciation Portfolio                     N/A      $118,867      $614,448
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio      $  2,279      $ 13,911      $ 15,872
Roszel/Lord Abbett Mid Cap Value Portfolio                       $139,856      $502,250      $549,423
Roszel/Franklin Mid Cap Growth Portfolio                         $  1,355      $ 10,238      $ 12,810
Roszel/Seligman Mid Cap Growth Portfolio                         $ 21,648      $ 83,339      $174,520
Roszel/NWQ Small Cap Value Portfolio                             $  1,806      $ 14,814      $ 22,595
Roszel/Allianz NFJ Small Cap Value Portfolio                     $ 69,599      $219,687      $296,277
Roszel/Delaware Small-Mid Cap Growth Portfolio                   $  1,826      $  7,526      $ 11,830
Roszel/JP Morgan Small Cap Growth Portfolio                      $ 90,640      $273,500      $356,579
Roszel/Delaware Trend Portfolio                                       N/A      $ 83,772      $297,332
Roszel/Lazard International Portfolio                            $    724      $ 10,010      $ 21,209
Roszel/William Blair International Portfolio                     $  2,656      $ 12,292      $ 12,254
Roszel/Lord Abbett Government Securities Portfolio               $  3,587      $ 22,579      $ 23,619
Roszel/MLIM Fixed-Income Portfolio                               $  5,684      $ 37,518      $ 36,336
Roszel/Lord Abbett Bond Debenture Portfolio                      $  1,354      $ 22,123      $ 52,163


ADDITIONAL INFORMATION ABOUT ROSZEL ADVISORS

The managers and principal officers of Roszel Advisors are:

                        POSITION WITH                          POSITION WITH
NAME                    ROSZEL ADVISORS                        THE TRUST
----                    ---------------                        ---------
John Manetta            Manager, President and Chief           None
                        Investment Officer

J. David Meglen         Vice President and Chief Operating     Vice President
                        Officer

Jerome Davies           Treasurer                              Treasurer and
                                                               Chief Financial
                                                               Officer

Edward W. Diffin, Jr.   Secretary and Compliance               Secretary and
                        Director                               Chief Compliance
                                                               Officer

ADMINISTRATOR

Pursuant to an agreement with the Trust, J.P. Morgan Investor Services Co. ("J.P. Morgan Investor Services") serves as the Trust's Administrator. As the Administrator, J.P. Morgan Investor Services is responsible for providing the general business administration of the Trust and financial accounting services for the Portfolios as well as providing general oversight and coordination of the Trust's other service providers such as those providing audit, custody, transfer agency, and dividend disbursing services.

Specific services provided by J.P. Morgan Investor Services include: (1) oversight and coordination of administrative service providers, (2) general business administration (e.g., reviewing bills and authorizing payment), (3) providing clerical, secretarial, and bookkeeping services, office supplies, office space and related services (including telephone and other utility services), (4) administrative support to Trust officers and other Roszel Advisors employees who provide legal, financial and other services to the Trust,
(5) financial accounting services, (6) facilitating and managing Board meetings,
(7) scheduling, planning and managing shareholders meeting, (8) initial preparation and filing of SEC registration statements for the Trust, and (9) preparing and distributing, or assisting in the preparation and distribution of reports, proxy materials, and other communications with the Trust's shareholders.

Financial accounting services include: (a) daily computation of each Portfolio's net asset value, (b) periodic computation of dividends, (c) periodic preparation of financial statements for each Portfolio, (d) maintenance of required books and records, and (e) preparation and filing of tax returns, annual reports and other government filings. Facilitating and managing Board meetings includes: (a) scheduling and planning agendas, (b) preparing or assisting in the preparation of meeting materials such as performance and expense reports for each Portfolio, and (c) supervision and coordination of the preparation of reports from Advisers.


For providing these services, the Trust pays J.P. Morgan Investor Services a fixed fee for each Portfolio based on its assets measured on July 1 of each year, according to the following schedule:



         Up to $2,000,000                                   $ 5,000
         Above $2,000,000 through $10,000,000               $10,000
         Above $10,000,000                                  $18,000



plus an asset based charge calculated according to the following schedule.



         0.12 of 1% on the first $1 billion in average daily net assets; plus
         0.10 of 1% on average daily net assets in excess of $1 billion up to $2 billion; plus 0.075 of 1% of the average daily net assets in excess of $2 billion.



         An annual sum of $165,000 for Fund Regulatory Services.



J.P. Morgan Investor Services is located at 73 Tremont Street, Boston, Massachusetts 02108-3913.

                           PORTFOLIO MANAGEMENT TEAMS

GENERAL DISCLOSURE

This section includes information about each Portfolio's management team ("Portfolio Managers"), including information about other accounts they manage, the dollar range of Portfolio shares they own and how they are compensated. This information has been prepared by each of the Portfolio's Sub-Advisers in response to a questionnaire furnished to them by the Administrator soliciting the information set forth below.

CADENCE CAPITAL MANAGEMENT

POTENTIAL CONFLICTS OF INTEREST. Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Portfolio. Some of these clients' portfolios are managed using the same investment strategies and objectives that the Portfolio Managers use to manage the Portfolio, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a class (each, a "Class") such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Class. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Class may be selling a security, while another Class may be purchasing or holding the same security. As a result, transactions executed for the Class that is selling the security may adversely affect the value of any Class which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Portfolio. For example, Cadence may receive more compensation with respect to certain Classes than that received with respect to other Classes or the Portfolio or may receive compensation based in part on the performance of accounts in a certain Class. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Class, to the possible detriment of other Classes for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Portfolio.

Each Portfolio Manager's management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence's employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Cadence Capital Management, LLC ("Cadence") compensates each Portfolio Manager for his management of the Portfolio. Each Portfolio Manager's compensation consists of an annual salary and a share of the firm's profits, payment of which may in some cases be deferred, at the Portfolio Manager's election, pursuant to a deferred compensation plan in which each Portfolio Manager may participate.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, William B. Bannick and Robert L. Fitzpatrick jointly managed 5 mutual funds with a total of $25 billion in assets; 0 pooled investment vehicles other than mutual funds; and 94 other accounts with a total of $3.4 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, neither William B. Bannick nor Robert L. Fitzpatrick beneficially owned any shares of the Portfolio.

DELAWARE MANAGEMENT COMPANY

POTENTIAL CONFLICTS OF INTEREST. Individual Portfolio Managers may perform investment management services for other accounts, including other mutual funds, similar to those provided to the Portfolios. However, the investment action for each account may differ. For example, one account may be selling a security, while another account may be purchasing or holding the same security. As a result, transactions executed for one account may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and the Portfolios may give rise to potential conflicts of interest, as a Portfolio Manager must allocate time and effort to multiple accounts and the Portfolio. A Portfolio Manager may discover an investment opportunity that may be suitable for more than one account or Portfolio. The investment opportunity may be limited, however, so that all accounts for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

One of the accounts managed by the Portfolio Managers has a performance-based fee. This compensation structure presents a potential conflict of interest. The Portfolio Manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A Portfolio Manager's management of personal accounts also may present certain conflicts of interest. While the investment manager's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Each Portfolio Manager's compensation consists of the following:

Base Salary - Each named Portfolio Manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that Portfolio Manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named Portfolio Manager is eligible to receive an annual bonus. The amount available in the bonus pool is based on the management team's assets under management minus any direct expenses (expenses associated with product and investment management team). Certain Portfolio Managers may receive a guaranteed quarterly payment of a portion of this bonus. The distribution of the bonus pool to individual team members is determined within the discretion of Delaware.

Deferred Compensation - Each named Portfolio Manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan - Portfolio Managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by Delaware in its full discretion. Option awards may be based in part on seniority.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three-year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by the investment manager in its full discretion.

Other Compensation - Portfolio Managers may also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Gerald S. Frey managed 29 mutual funds with a total of $5 billion in assets; 22 pooled investment vehicles other than mutual funds with a total of $2 billion in assets; and one other account with performance based fees of $87 million in assets. Marshall T. Bassett managed 29 mutual funds with a total of $5 billion in assets; 22 pooled investment vehicles other than mutual funds with a total of $2 billion in assets; and one other account with performance based fees of $87 million in assets. Jeffrey W. Hynoski managed 28 mutual funds with a total of $5 billion in assets; 22 pooled investment vehicles other than mutual funds accounts with a total of $2 billion in assets; and one other account with performance based fees of $87 million in assets. Steven T. Lampe managed 28 mutual funds with a total of $5 billion in assets; 22 pooled investment vehicles other than mutual funds with a total of $2 billion in assets; and one other account with performance based fees of $87 million in assets. Matthew Todorow managed 28 mutual funds with a total of $5 billion in assets; 22 pooled investment vehicles other than mutual funds with a total of $2 billion in assets; and one other account with performance based fees of $87 million in assets. Lori P. Wachs managed 29 mutual funds with a total of $5 billion in assets; 22 pooled investment vehicles other than mutual funds with a total of $2 billion in assets; and one other account with performance based fees of $87 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, none of Gerald S. Frey, Marshall T. Bassett, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori P. Wachs beneficially owned any shares of the Portfolios that they manage.

FAYEZ SAROFIM & CO.

POTENTIAL CONFLICTS OF INTEREST. Given that the entire fee-bearing asset base of Fayez Sarofim & Co. is managed in accordance with the same overarching investment philosophy, that the same group of individuals (i.e. the "Investment Committee") oversees all firm-wide portfolios, and given that this philosophy is predicated on investing in large, highly liquid securities; it is Fayez Sarofim & Co.'s stance that there are no material conflicts of interest that may arise in connection with the Fayez Sarofim & Co. Investment Committee simultaneously managing the Portfolio and other accounts.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. At the present time, all of Fayez Sarofim & Co.'s Portfolio Managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonuses and (ii) the possible issuance of stock options and incentive stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the Portfolio

Manager's compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Fayez Sarofim & Co.'s Board of Directors review and consider the accomplishments and development of each Portfolio Manager, especially with respect to those client accounts involving the Portfolio Manager. A lesser component of the Portfolio Manager's compensation results from the possible issuance of stock options and incentive stock options. Portfolio Managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Fayez Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are, however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Fayez Sarofim, Raye G. White, William K. McGee, Ralph B. Thomas, Russell M. Frankel, Charles E. Sheedy and Christopher B. Sarofim collectively managed five mutual funds with a total of $7 billion in assets; three pooled investment vehicles other than mutual funds with a total of $1 billion in assets; and 1,213 other accounts with a total of roughly $34 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, none of Fayez Sarofim, Raye G. White, William K. McGee, Ralph B. Thomas, Russell M. Frankel, Charles E. Sheedy and Christopher B. Sarofim beneficially owned any shares of the Portfolio.

FRANKLIN PORTFOLIO ADVISORS

POTENTIAL CONFLICTS OF INTEREST. The management of multiple mutual funds, including the Portfolio, and other accounts may give rise to potential conflicts of interest if the mutual funds and other accounts have different objectives, benchmarks, time horizons, and fees as the Portfolio Manager must allocate his or her time and investment ideas across multiple mutual funds and other accounts. Franklin Templeton seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a Portfolio Manager are managed using the same investment strategies that are used in connection with the management of the Portfolio. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interests. However, securities selected for accounts other than the Portfolio may outperform the securities selected for the Portfolio. Moreover, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among all accounts.

The structure of a Portfolio Manager's compensation may give rise to potential conflicts of interest. A Portfolio Manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a Portfolio Manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While Franklin Templeton has adopted a code of ethics that it believes contains provisions reasonably necessary to prevent a wide range of prohibited activities by Portfolio Managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Franklin Templeton seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager's level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one account over another. Each Portfolio Manager's compensation consists of the following three elements:

Base salary - Each Portfolio Manager is paid a base salary.

Annual bonus - Annual bonuses are structured to align the interests of the portfolio manager with those of the Trust shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (35% to 50%). The deferred equity based compensation is intended to build a vested interest of the portfolio manager in Franklin Resources. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance which aligns the financial incentives of the Portfolio Manager and Portfolio shareholders. The following factors are generally used in determining bonuses under the plan:

        - Investment performance - Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the Portfolio Manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

        - Non-investment performance - The more qualitative contributions of a Portfolio Manager to Franklin Templeton's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

        - Responsibilities - The size and complexity of accounts managed by the Portfolio Manager are factored in the appraisal.

Additional long-term equity-based compensation - Portfolio Managers may also be awarded options to purchase common shares of Franklin Resources stock, restricted shares of Franklin Resources stock or restricted shares of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees of the manager.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Ed Jamieson managed 4 mutual funds with a total of $10 billion in assets; 5 pooled investment vehicles other than mutual funds with a total of $ 73 million in assets; and 1 other account with a total of $194 million in assets. As of December 31, 2004, Mike McCarthy managed 9 mutual funds with a total of $12 billion in assets; 5 pooled investment vehicles other than mutual funds with a total of $241 million in assets; and 4 other accounts with a total of $1 billion in assets. As of December 31, 2004, Zachary Perry managed 5 mutual funds with a total of $2 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $ 99 million in assets; and 4,258 other accounts with a total of $2 billion in assets. As of December 31, 2004, James Cross managed 3 mutual funds with a total of $9 billion in assets; 2 pooled investment vehicles other than mutual funds with a total of $73 million in assets; and 1 other account with a total of $194 million in assets. As of December 31, 2004, Frank Felicelli managed 2 mutual funds with a total of $2 billion in assets;
0 pooled investment vehicles other than mutual funds; and 8,940 other accounts with a total of $4 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, none of Ed Jamieson, Mike McCarthy, Zachary Perry, James Cross and Frank Felicelli beneficially owned any securities in the Portfolio.

KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

POTENTIAL CONFLICTS OF INTEREST. There may be certain inherent conflicts of interest that arise in connection with the Portfolio Managers' management of the Portfolio's investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular Portfolio Manager, the allocation of purchases across all such accounts, and any soft dollar arrangements that the adviser may have in place that could benefit the funds or such other accounts. Policies and procedures have been adopted that are designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Portfolio's shareholders and contract owners. Each Portfolio Manager is required to certify his or her compliance with these procedures on a quarterly basis. Additionally, there are no material conflicts of interest since Portfolio Managers generally manage mutual funds and other accounts having similar investment strategies.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. KAR believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance.

The bonus amount for a Portfolio Manager is based upon how well the individual manager performs in his or her assigned products versus industry benchmarks, achieves growth in total assets under management including but not limited to the Portfolio and a subjective assessment of contribution to the team effort. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel remain focused on managing and acquiring securities that correspond to the Portfolio's mandate and risk profile. It also avoids the temptation for Portfolio Managers to take on more risk and unnecessary exposure to chase performance for personal gain.

Following is a more detailed description of the compensation structure of the Portfolio Managers identified in the prospectus.

Base Salary - Each Portfolio Manager is paid a base salary, which is determined by KAR and is designed to be competitive in light of the individual's experience and responsibilities. KAR management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus - Generally, the current Performance Incentive Plan for Portfolio Managers at KAR has several components:

Up to seventy-five percent of the base salary can be awarded based upon relative total return or performance. The Investment Incentive pool is established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the mutual funds managed is measured over one, three, and five-year periods against specified benchmarks for each mutual fund managed. Generally, individual manager's participation is based on the performance of each mutual fund or separately managed account overseen is weighted roughly by total assets in each of those funds or separately managed accounts.

Up to twenty-five percent of base salary can be awarded based upon the achievement of qualitative goals of the investment management division with which the Portfolio Manager is associated.

Up to an additional one hundred percent of base salary can be awarded based upon the growth in assets under management in the Portfolio Manager's investment area.

The Performance Incentive Plan applicable to some Portfolio Manager varies from the description above. For instance, plans applicable to certain Portfolio Managers (i) may have an override based upon revenues generated, (ii) may contain the component that is based on the profitability of the management division with which the Portfolio Manager is associated, or (iii) may contain a guarantee payout.

Long-Term Incentive Bonus - No Portfolio Managers of KAR are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years.

Other Benefits - Portfolio Managers are also eligible to participate in broad-based plans offered generally to the firm's employees, 401(k), health, and other employee benefit plans.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Robert Schwarzkopf and Sandi Gleason jointly managed three mutual funds with a total of $202 million in assets; zero pooled investment vehicles other than mutual funds with a total of $0 in assets; and 26,663 other accounts with a total of $7 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, neither Robert Schwarzkopf nor Sandi Gleason beneficially owned any shares of the Portfolio.

INVESCO-NATIONAL ASSET MANAGEMENT GROUP INC.

POTENTIAL CONFLICTS OF INTEREST. Actual or apparent conflict of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one mutual fund or other account. More specifically, Portfolio Managers who manage multiple mutual funds and/or other accounts are presented with the following potential conflicts:

The management of multiple mutual funds and/or other accounts may result in a Portfolio Manager devoting unequal time and attention to the management of each mutual fund and/or account. INVESCO seeks to manage such competing interests for the time and attention of Portfolio Managers by having Portfolio Managers focus on a particular investment discipline. Most other accounts managed by a

Portfolio Manager are managed using the same investment models that are used in connection with the management of the mutual funds they manage.

If a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one mutual fund or other account, each of those mutual funds or other accounts may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible mutual funds and other accounts. To deal with these situations, INVESCO has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the Portfolio, INVESCO determines which broker to use to execute each transaction, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which INVESCO or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), INVESCO may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, INVESCO or its affiliate may place separate, non-simultaneous, transactions for the Portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or other account.

Finally, the appearance of a conflict of interest may arise where INVESCO has an incentive, such as a performance-based management fee, which relates to the management of one mutual fund or account but not all mutual funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

INVESCO has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. INVESCO seeks to maintain a compensation package that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefit package. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. INVESCO evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager's compensation consists of the following five elements:

Base salary - Each Portfolio Manager is paid a base salary which is set at a level determined to be appropriate based upon an individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

Annual Bonus - Each Portfolio Manager is paid an annual cash bonus which has a performance driven component and a discretionary component, the combined total of which will typically range from 50 to over 100 percent of the manager's base salary. Generally, the majority of the bonus is pre-tax performance driven, based on the success of the team's investment results which are measured against appropriate market benchmarks and peer groups. The remaining portion of the bonus is discretionary and is determined by INVESCO's Chief Investment Officer and Chief Executive Officer.

Equity-based compensation - Portfolio Managers may be awarded options to purchase common shares and/or granted restricted shares or deferred shares of AMVESCAP PLC (INVESCO's parent) stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP PLC Board of

Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Participation in deferred compensation plan - Portfolio Managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio Managers also participate in benefit plans and programs available generally to all employees.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2004, J. Jeffrey Krumpelman managed three mutual funds with a total of $2 billion in assets; 11 pooled investment vehicles other than mutual funds with a total of $6 million in assets; and 320 other accounts with a total of $10 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGER. As of December 31, 2004, J. Jeffrey Krumpelman did not beneficially own any shares of the Portfolio.

J.P. MORGAN INVESTMENT MANAGEMENT INC.

POTENTIAL CONFLICTS OF INTEREST. The potential for conflicts of interest exists when Portfolio Managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by Portfolio Managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

J.P. Morgan may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan or its Portfolio Managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan could be viewed as having a conflict of interest to the extent that it or an affiliate has a proprietary investment in Similar Accounts, the Portfolio Managers have personal investments in Similar Accounts, or the Similar Accounts are investment options in its employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan may be perceived as causing accounts it manages to participate in an offering to increase its overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan manages accounts that engage in short sales of securities of the type in which the Portfolio invests, J.P. Morgan could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

J.P. Morgan has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the J.P. Morgan may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, J.P. Morgan attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of J.P. Morgan's business as a whole.

Each Portfolio Manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such Portfolio Manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio Manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each Portfolio Manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the Portfolio Manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a Portfolio Manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2004, Eytan Shapiro managed six mutual funds with a total of $1 billion in assets; three pooled investment vehicles other than mutual funds with a total of $172 million in assets; and three other accounts with a total of $303 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, Eytan Shapiro did not beneficially own any shares of the Portfolio.

JOHN A. LEVIN & CO., INC.

POTENTIAL CONFLICTS OF INTEREST. John A. Levin & Co., Inc., its affiliates and respective Portfolio Managers may carry on investment activities for their own accounts and for those of their families and other clients in which the Portfolio has no interest, and thus may have certain conflicts of interest. John
A. Levin & Co., Inc. acts as the investment adviser to accounts pursuing a range of traditional and alternative investment strategies. The investment strategies are managed by a number of Portfolio Managers.

As a consequence of managing multiple investment products with varying investment programs, securities may be purchased or sold for some accounts but not others, and securities that are being sold for some accounts may be purchased for others. All Portfolio Managers are aware that trades may not be made in one client account for the purpose of benefiting another client account. Investment decisions must be made only on the basis of the investment considerations relevant to the particular account for which a trade is being made.

John A. Levin & Co., Inc. manages the Portfolio pursuant to a large cap value strategy followed by a number of other accounts managed by the firm. John A. Levin & Co., Inc. also manages accounts following investment strategies that invest in some or many of the same securities in which large cap value accounts have positions. Consequently, the Portfolio often trades on an average price basis with accounts following the same or similar investment strategies.

Factors that could lead to differences in trading decisions for various investment strategies include:

        a. In the case of conflicting positions:

                i. differing Portfolio Manager analyses

               ii. different investment horizons

              iii. hedging strategy

               iv. market exposure

        b. In the case of differing allocations:

                i. cash flows

               ii. tax reasons

              iii. investment horizon

               iv. investment strategy (e.g., portfolio exposure adjustment)

John A. Levin & Co., Inc. has adopted a Code of Ethics and Trade Allocation Procedures, among other policies and procedures, to ensure that clients' accounts are not harmed by potential conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. All John A. Levin & Co. employees, including Portfolio Managers, are compensated through a combination of salary, cash bonus, equity participation, and benefits. Cash compensation for individual senior personnel, including Portfolio Managers, is based on role and performance. Senior personnel are also eligible to receive equity awards relating to the stock of BKF Capital Group, Inc., the parent company of John A. Levin & Co., Inc. Such grants can comprise a significant portion of the individual's total compensation. Portfolio managers also participate in benefit plans and programs generally available to all John A. Levin & Co., Inc. employees.

Portfolio Manager bonus levels take into consideration individual investment performance, investment team investment performance, and the profitability of the investment strategies managed by the Portfolio Managers and overall firm profitability.

Overall firm compensation levels are established by the compensation committee of BKF Capital Group, Inc.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, John
A. Levin managed one mutual fund with a total of $33 million in assets; seven pooled investment vehicles other than mutual funds with a total of $415 million in assets; seven pooled investment vehicles other than mutual funds with performance based fees of $415 million in assets; 9,893 other accounts with a total of $10 million in assets; and 12 other accounts with performance based fees of $1 million in assets. As of December 31, 2004, Philip W. Friedman managed one mutual fund with a total of $33 million in assets; two pooled investment vehicles other than mutual funds with a total of $16 million in assets; two pooled investment vehicles other than mutual funds with performance based fees of $16 million in assets; 9,736 other accounts with a total of $8 million in assets; and 9 other accounts with performance based fees of $1 million in assets. As of December 31, 2004, John W. Murphy managed one mutual fund with a total of $33 million in assets; two pooled investment vehicles other than mutual funds with a total of $16 million in assets; two pooled investment vehicles other than mutual funds with performance based fees of $16 million in assets; 9,736 other accounts with a total of $8 million in assets; and 9 other accounts with performance based fees of $1 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, none of John A. Levin, John W. Murphy, and Philip W. Friedman beneficially owned any shares of the Portfolio.

LAZARD ASSET MANAGEMENT LLC

POTENTIAL CONFLICTS OF INTEREST. Although the potential for conflicts of interest exist when an investment adviser and Portfolio Managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Portfolio, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Portfolio and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager's time dedicated to each account, Lazard periodically reviews each Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Portfolio. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Portfolio.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Portfolio invests, Lazard could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any Portfolio Managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Lazard's Portfolio Managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to the Portfolio. Portfolio managers responsible for managing the Portfolio may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

Lazard compensates Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager's compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolios; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and
(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the Portfolio Manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including Portfolio Managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, John
R. Reinsberg managed 20 mutual funds with a total of $7 billion in assets; 16 pooled investment vehicles other than mutual funds with a total of $2 million in assets; and 39,209 other accounts with a total of $28 billion in assets. Gabrielle M. Boyle managed 18 mutual funds with a total of $6 billion in assets; 13 pooled investment vehicles other than mutual funds with a total of $10 million in assets; and 40,619 other accounts with a total of $30 billion in assets. Michael Powers managed 19 mutual funds with a total of $6 billion in assets; 6 pooled investment vehicles other than mutual funds with a total of $39 million in assets; and 26,601 other accounts with a total of $19 billion in assets. Michael A. Bennett managed 17 mutual funds with a total of $6 billion in assets; 3 pooled investment vehicles other than mutual funds with a total of $22 million in assets; and 39,211 other accounts with a total of $28 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, none of John R. Reinsberg, Gabrielle M. Boyle, Michael Powers and Michael A Bennett beneficially owned shares in the Portfolio.

LORD ABBETT & CO. LLC

POTENTIAL CONFLICTS OF INTEREST. Conflicts of interest may arise in connection with the Portfolio Managers' management of the investments of the Portfolios and the investments of other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. A Portfolio Manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the Portfolio Managers' management of the investments of the Portfolios and the investments of other accounts.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Lord Abbett compensates Portfolio Managers on the basis of salary, bonus and profit sharing plan contributions. Base salaries are assigned at a level that takes into account the Portfolio Manager's experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a multiple of base salaries, are determined after an evaluation of the Portfolio Manager's investment results. Investment results are evaluated based on an assessment of the Portfolio Manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. In addition to investment returns, other factors that are taken into consideration are: style consistency, dispersion among funds with similar objectives and the risk taken to achieve the portfolio returns. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the



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Portfolio Manager's assets under management, the revenues generated by those assets, or the profitability of the Portfolio Manager's unit. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses Portfolio Managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an Portfolio Manager's profit-sharing account are based on a percentage of the Portfolio Manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Eli
M. Salzmann managed 14 mutual funds with a total of $25 billion in assets; 11 pooled investment vehicles other than mutual funds with a total of $739 million in assets; 49,832 other accounts with a total of $18 billion in assets; and one other account with performance based fees of $207 million in assets. As of December 31, 2004, Sholom Dinsky managed 13 mutual funds with a total of $25 billion in assets; 11 pooled investment vehicles other than mutual funds with a total of $739 million in assets; 49,832 other accounts with a total of $18 billion in assets; and one other account with performance based fees of $207 million in assets. As of December 31, 2004, Robert I. Gerber managed seven mutual funds with a total of $2 billion in assets and 15,227 other accounts with a total of $5 billion in assets. As of December 31, 2004, Edward K. von der Linde managed 10 mutual funds with a total of $12 billion in assets; 1 pooled investment vehicle other than mutual funds with a total of $32 million in assets; and 6,169 other accounts with a total of $3 billion in assets. As of December 31, 2004, Howard E. Hansen managed 10 mutual funds with a total of $13 billion in assets; 2 pooled investment vehicles other than mutual funds with a total of $139 million in assets; 6,177 other accounts with a total of $3 billion in assets; and one other account with performance based fees of $428 million in assets. As of December 31, 2004, Christopher J. Towle managed 10 mutual funds with a total of $12 billion in assets; 3 pooled investment vehicles other than mutual funds with a total of $962 million in assets; and 5,817 other accounts with a total of $2 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, none of Eli
M. Salzmann, Sholom Dinsky, Robert I. Gerber, Edward K. von der Linde, Howard E. Hansen and Christopher J. Towle beneficially owned any shares of the Portfolios that they manage.

MERRILL LYNCH INVESTMENT MANAGER, L.P.

POTENTIAL CONFLICTS OF INTEREST. Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-today portfolio management responsibilities with respect to more than one mutual fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by MLIM, L.P. and its affiliates, including other client accounts managed by a Portfolio's Portfolio Managers. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of MLIM, L.P. and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other



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In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by MLIM, L.P. to be equitable to each. MLIM, L.P. will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of MLIM, L.P. and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio's Portfolio Managers have responsibilities for managing accounts in addition to the Portfolios, a Portfolio Manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) MLIM, L.P. may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

PORTFOLIO MANAGER COMPENSATION STRUCTURE.

Compensation Program - The elements of total compensation for MLIM Portfolio Managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide Portfolio Managers with a powerful incentive to achieve consistently superior investment performance. By design, Portfolio Manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

Base Salary - Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a Portfolio Manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation - MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the Portfolio Manager incentive compensation is based on a formulaic compensation program.

MLIM's formulaic Portfolio Manager compensation program includes: investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a Portfolio Manager's tenure is less than 5-years, performance periods will reflect time in the position. Portfolio Managers are compensated based on products they manage. A smaller discretionary element of Portfolio Manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

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Cash Bonus - Performance-based compensation is distributed to Portfolio Managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for Portfolio Managers.

Stock Bonus - A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each Portfolio Manager's financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that Portfolio Managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio Managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

Guarantees - On limited circumstances, a newly hired Portfolio Manager may receive a minimum compensation guarantee for a given performance year in order to attract and motivate key new talent.

Other Compensation Programs - Portfolio Managers who meet relative investment performance and expense management objectives during a performance year are eligible to participant in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including funds they manage) during a five-year vesting period. The deferred cash program aligns the interests of participating Portfolio Managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Fred Gaskin managed one mutual fund with a total of $123 million in assets; one pooled investment vehicle other than mutual funds with a total of $48 million in assets; and eight other accounts with a total of $905 million in assets. Kevin Bormida managed 955 other accounts with a total of $1 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, neither Fred Gaskin nor Kevin Bormida beneficially owned any shares of the Portfolio that they managed.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, LLC

POTENTIAL CONFLICTS OF INTEREST. Nicholas-Applegate manages its accounts utilizing a team approach. Each account is assigned a primary Portfolio Manager(s) and one or more additional Portfolio Managers as backup. Each Portfolio Manager has the responsibility for continuously reviewing accounts and implementing decisions. Except to the extent of any restrictions prescribed by law, Nicholas-Applegate and its partners, officers, employees and beneficial owners shall be free from time to time to acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest, or for the accounts of others for whom they may provide investment advisory, brokerage or other services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Portfolio. It is understood that when Nicholas-Applegate determines that it would be appropriate for the Portfolio and one or more Managed Accounts to participate in an investment opportunity, Nicholas-Applegate will seek to execute orders for the Portfolio and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of all Managed Accounts is not assured. In such situations, Nicholas-Applegate may (but shall not be required to) place orders for the Portfolio and each Managed Account simultaneously and if all such orders are not filled at the same price, Nicholas-Applegate may cause the Portfolio and each Managed Account to pay or receive the average of the prices at which the orders were filled for the Portfolio and all Managed Accounts. If all such orders cannot be fully executed under prevailing market conditions, Nicholas-Applegate may allocate the securities traded among the Portfolio and the Managed Accounts in a manner which it considers equitable, taking into account the size of the order placed for the Portfolio and each such Managed Account as well as any other factors which it deems relevant.

Nicholas-Applegate and its partners, officers, employees and beneficial owners seek to ensure that they do not personally benefit from the short-term market effects of their recommendations. From time to time, a Managed Account may purchase a security in which a related person of Nicholas-Applegate may have an ownership position or a related person may purchase a security that is contained in a Managed Account. In addition, in order to start a new product line, Nicholas-Applegate or an affiliate may establish an account with funds provided by Nicholas-Applegate, and may include investments by Nicholas-Applegate employees. This Nicholas-Applegate account will be managed along with other Managed Accounts in such a way that the Nicholas-Applegate account does not receive favorable treatment over other Managed Accounts.

Associated persons of Nicholas-Applegate may occasionally serve on advisory boards of private investment management companies or investment clubs, and other boards. Nicholas-Applegate has implemented procedures that are designed to prevent any actual or potential conflicts of interest.

To help prevent conflicts of interest, all employees of Nicholas-Applegate must comply with Nicholas-Applegate's Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance and monthly reporting of all personal securities transactions, except certain exempt transactions (including de minimis equity transactions), and exempt securities (such as government securities and mutual funds). In addition, Nicholas-Applegate has adopted certain policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any officer, partner, or employee of Nicholas-Applegate.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Nicholas-Applegate believes that competitive compensation is essential to retaining top industry talent. With that in mind, the firm continually reevaluates its compensation policies against industry benchmarks. Its goal is to offer Portfolio Managers and analyst's compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by McLagan and ECS (Watson Wyatt Data Services).

Nicholas-Applegate's compensation policy is both competitive and far-reaching, and features short-term and long-term components. The firm offers competitive base salary and bonuses, profit-sharing and generous retirement plans. Investment professionals are awarded bonuses based primarily on product performance. Portfolio profitability and a qualitative review are also considered when calculating bonuses. This qualitative review evaluates members of the portfolio management team based on their consistent implementation of the firm's investment philosophy and process.

Nicholas-Applegate investment personnel are evaluated annually through a formal 360- degree review and informally on an ongoing basis. As part of the 360-degree review, analysts and Portfolio Managers are reviewed by their team's lead Portfolio Manager and other lead Portfolio Managers to whose portfolios they contribute. Lead Portfolio Managers are reviewed by the Chief Investment Officer, who evaluates performance both quantitatively versus benchmarks and peer universes, as well as qualitatively.

Compensation and Account Performance - Portfolio Manager's annual compensation is directly affected by the performance of their portfolios, their individual performance, performance of their team and the success of the firm. Approximately 75% of an investment professional's bonus is based on one- and three-year annualized performance of client accounts, with greater weight placed on three-year performance. Relative performance to the benchmark is approximately half of the calculation and the product's peer ranking in institutional consultant universes determines the other half. The remaining 25% of the bonus is based on a qualitative review and firm profitability. The qualitative review evaluates members of the portfolio management team based on its consistent implementation of the investment process. Lead Portfolio Managers evaluate the members of their team. The Chief Investment Officer evaluates the lead Portfolio Managers.

Profit-Sharing Plan - Investment teams have a profit-sharing plan. Each team receives a pool which is based on EBITDA of their product and is distributed subjectively. Most team members are eligible. Allocations are decided between the Chief Investment Officer and lead Portfolio Managers of the teams. The share of EBITDA increases with increasing profitability. The firm's management believes this structure, together with the bonus based on investment performance, fully aligns the team with client interests.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Christiane Boyd managed three mutual funds with a total of $24 million in assets and four other accounts with a total of $354 million in assets. Michael Barraclough managed three mutual funds with a total of $12 million in assets and one other account with a total of $552 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, neither Christiane Boyd nor Michael Barraclough beneficially owned any shares of the Portfolio.

NFJ INVESTMENT GROUP L.P.

POTENTIAL CONFLICTS OF INTEREST. For standard clients who request access to certain investment opportunities, the Portfolio Manager is not permitted to make allocations based on personal preferences such as account performance, fee structure, etc. Investments by non-specialized funds follow a standard procedure to guarantee fair allotment and allocation:

- Prior to placing a trade, Portfolio Managers specify their initial allotment. The initial order is documented and time stamped.

-       Orders for the same investment are aggregated by the Trading desk.

- Fully and partially executed orders are allocated on a pro-rata, average price basis. In the case of partially executed orders, redistribution may be appropriate based on the size / nature of the investing account.

- For partially filled orders, preference may be given to specialized investment strategies that invest in similar securities as the investment opportunity that is being offered (i.e. emerging markets, high yield, etc.).

It is the policy NFJ to aggregate all trades in the same investment opportunity or held across other accounts so as to provide best execution for its clients. While circumstances may require separate transactions, the firm's policy is to, whenever possible, aggregate trades to minimize transactional costs and inconsistencies and to ensure that every account receives equal treatment with regards to stock purchases.

General responsibility for insuring fair allocation for investment opportunities is carried out by the assigned Portfolio Manager. For securities purchased and sold across all accounts within an investment style, allocation for each account is initially calculated by the Trading Department. Aggregation is handled by the trading desk.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz. The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement. All other managing directors are eligible for profit sharing pool participation. Compensation is tied to successful job performance and growth in assets under management. All managing directors have available to them a Deferred Compensation Plan that is 100% voluntary on the part of the individual.

NFJ believes its compensation levels are on par with other industry firms. Employees are provided very competitive compensation packages with incentives, including annual bonuses, a benefits package, vacation, sick leave, etc. Compensation is fixed and is not based on the Portfolio's performance or the assets held by the Portfolio. All NFJ employees at the same level are compensated in the same way. There is no difference between the structure and method used to compensate the Portfolio Managers assigned to the Portfolio and other Portfolio Managers at NFJ.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Paul
A. Magnuson managed five mutual funds with a total of $3 billion in assets; four pooled investment vehicles other than mutual funds with a total of $97 million in assets; and two other accounts with a total of $951 million in assets. E. Clifton Hoover, Jr. managed two mutual funds with a total of $738 million in assets; seven pooled investment vehicles other than mutual funds with a total of $232 million in assets and one other account with a total of $80 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, neither Paul A. Magnuson nor E. Clifton Hoover, Jr. beneficially owned any shares of the Portfolio.

NWQ INVESTMENT MANAGEMENT COMPANY LLC

POTENTIAL CONFLICTS OF INTEREST. The Portfolio Managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the Portfolio's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Portfolio. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers' knowledge about the size, timing and possible market impact of Portfolio trades, whereby a Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Portfolio. However, NWQ has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for the Portfolio and another accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other accounts.

Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio Managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by NWQ's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The Portfolio Manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of NWQ's overall annual profitability and the individual Portfolio Manager's contribution as measured by the overall performance of client portfolios, an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package has included the availability of an equity-like incentive for purchase (the value of which is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a majority-owned subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and NWQ's executive committee.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER. As of December 31, 2004, Phyllis Thomas managed two mutual funds with a total of $12 million in assets and 12 other accounts with a total of $567 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, Phyllis Thomas did not beneficially own any shares of the Portfolio.

RITTENHOUSE ASSET MANAGEMENT, INC.

POTENTIAL CONFLICTS OF INTEREST. The Portfolio Managers' simultaneous management of the Portfolio and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Portfolio and the other accounts. Rittenhouse has adopted several policies that it believes address and mitigate potential conflicts of interest, including Best Execution Policy and Trading Rotation Policy and Procedures (including allocation) that are designed (1) to ensure that Portfolio Managers are seeking the best price for portfolio securities under the circumstances, (2) to promote fair and equitable allocation of investment opportunities among accounts over time and (3) to comply with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the Portfolio Manager. In addition, Rittenhouse has adopted a Code of Conduct that sets forth policies regarding conflicts of interest. The code contains provisions reasonably necessary to prevent access persons, investment personnel, and the Portfolio Managers from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1 under the Investment Company Act of 1940 (such as fraud, material misstatements or omissions and manipulative practices).

PORTFOLIO MANAGER COMPENSATION STRUCTURE.

Compensation - Compensation for Portfolio Managers consists of three basic elements - base salary, cash bonus, and long-term incentive compensation. Rittenhouse's compensation strategy is to annually compare overall compensation including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Portfolio Managers' compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the Portfolio Manager, the investment performance of the accounts managed by the Portfolio Manager, and the overall performance of Nuveen Investments, Inc., (the parent company of Rittenhouse). Although investment performance and assets under management are factors in determining compensation, they are not necessarily decisive factors. Additionally, although Rittenhouse will use certain benchmarks to evaluate Portfolio Managers' performance, (specifically the composite of the Rittenhouse Large-Cap Growth Portfolio; the composite of the Russell 1000 Growth Index; and the Rittenhouse Strategy Portfolio, a proprietary benchmark consisting of certain equity securities in Rittenhouse's universe that reflect Rittenhouse's conservative large-cap growth equity strategy) these benchmarks are only some of the factors considered in determining compensation.

Base Salary - Each Portfolio Manager is paid a base salary that is set at a level determined by Rittenhouse in accordance with its overall compensation strategy discussed above. Rittenhouse is not under any current contractual obligation to increase the base salaries of any Portfolio Manager.

Cash Bonus - Each Portfolio Manager is eligible to receive an annual cash bonus. The level of these bonuses are based upon evaluations and determinations made by the Portfolio Manager's direct management, including the CEO and President of Nuveen Investments, Inc. These reviews and evaluations take into account a number of factors, including the effectiveness of the Portfolio Manager's investment strategies, the performance of the accounts for which the Portfolio Manager manages relative to any benchmarks established for the accounts, the Portfolio Manager's effectiveness in communicating investment performance to shareholders and their representatives, and the Portfolio Manager's contribution to Rittenhouse's investment process and execution of investment strategies. The cash bonus component is also impacted by the overall performance of the parent company in achieving its business objectives. Rittenhouse is not under any current contractual obligation with respect to the payment of cash bonuses to any Portfolio Managers.

Long-Term Incentive Compensation - Each Portfolio Manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in long-term potential with the firm. The Sub-Advisor is not under any current contractual obligation with respect to the granting of equity-based compensation to any of the Portfolio Managers.

Deferred Retention Program - Certain Portfolio Managers, John Waterman, Daniel Roarty and James Jolinger, also participate in a Deferred Retention Award program, as part of their compensation for the management of the Rittenhouse Large-Cap Growth Portfolio. Awards granted under this program cliff vest over five years, and are adjusted over the vesting period on a quarterly basis for investment gains/losses to reflect the actual performance of the composite of the Rittenhouse Large-Cap Growth Portfolio, thereby linking compensation with the portfolio's success.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, John
P. Waterman, Daniel C. Roarty, William L. Conrad, James J. Jolinger and Leonard
H. McCandless collectively managed four registered investment companies with a total of $405 million in assets; eight pooled investment vehicles other than registered investment companies with a total of $121 million in assets and 37,634 other accounts with a total of $9 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, none of John P. Waterman, Daniel C. Roarty, William L. Conrad, James J. Jolinger and Leonard H. McCandless beneficially owned any shares of the Portfolio.

J. & W. SELIGMAN & CO. INCORPORATED

POTENTIAL CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise from the fact that J. & W. Seligman & Co. Incorporated ("Seligman") and the Portfolio Manager have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Portfolio ("Other Accounts"). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more Portfolio Managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Portfolio. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Similarly, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman's Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. As compensation for her responsibilities, Ms. Schultheis, the Portfolio Manager, received a base salary and discretionary bonus for the year ended December 31, 2004.

A portion of the discretionary bonus is allocated from a bonus pool which is based upon (i) the annual revenues generated from the assets under management for the Portfolio Manager's investment team and (ii) the weighted-average investment performance of such assets in the following categories versus corresponding benchmarks over a rolling three-year period as follows:

-      Seligman's proprietary mid-cap              -        Lipper Multi-Cap Growth Average
       growth mutual funds


-      Seligman's proprietary large-cap            -        Lipper Large-Cap Growth Average
       growth mutual funds

-      All other mid-cap growth accounts           -        Callan Mid-Cap Growth Universe
       (including the Portfolio)

-      All other large-cap growth accounts         -        Callan Large-Cap Growth Universe

A portion of the discretionary bonus is based on other qualitative and quantitative factors. The factors, which have no particular weightings and may apply differently from person to person may include, among other things, the Portfolio Manager's relative investment performance versus one or more competitive universes or benchmarks for periods other than noted above; Seligman's overall profitability and profitability attributable to the assets under management for the Portfolio Manager's investment team; and the Portfolio Manager's support of marketing efforts.

The structure of the Portfolio Manager's compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Marion S. Schultheis managed four mutual funds with a total of $1 billion in assets; one pooled investment vehicle other than mutual funds with a total of $6 million in assets; and 44 other accounts with a total of $227 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, Marion S. Schultheis did not beneficially own any shares of the Portfolio.

SENECA CAPITAL MANAGEMENT LLC

POTENTIAL CONFLICTS OF INTEREST. Portfolio Managers at Seneca Capital Management LLC ("Seneca") may manage multiple registered investment companies, unregistered investment pools and/or investment accounts, which could raise potential conflicts of interest in the areas described below. Seneca has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.

Compensation - The compensation paid to Seneca for managing the Portfolio is based only on a percentage of assets under management. Although there are a small number of client accounts that pay Seneca a performance-based fee, the Portfolio Managers' compensation does not take into consideration the basis for Seneca's compensation. This structure coupled with the small number of client accounts that pay a performance-based fee to Seneca serve to mitigate conflicts of interest that may arise when a Portfolio Manager's compensation is more directly or more significantly based on revenues from performance-based fees on certain clients' accounts.

Research - Execution and research services provided by brokers may not always be utilized in connection with the Portfolio or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Seneca allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.

IPO Allocation - If a Portfolio Manager identifies an initial public offering that may be suitable for the Portfolio and one or more other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Seneca allocates shares of initial public offerings to the Portfolio and other client accounts in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to all of its clients.

Trade Allocation - If a Portfolio Manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more other client account, the Portfolio may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Seneca aggregates orders of the Portfolio with orders from its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with Seneca's fiduciary obligations.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. All professionals are compensated on a salary-plus-bonus basis, at levels that are highly competitive with the marketplace. Additionally, equity partners participate in the profits of the organization while a separate class of Principals is eligible to participate in the firm's profits in addition to receiving salary and a discretionary bonus.

Seneca's total compensation package encourages all professionals to contribute toward the long-term success of the firm and its clients. The bonus portion of compensation is tied primarily to the success of the firm as a whole, secondarily to the success of the portfolios and lastly to an individual's contribution to overall firm success. Bonuses for investment professionals are determined by the firm's Management Committee with input from the equity and fixed income teams, and are based on overall investment analysis and input, not simply securities recommended and purchased. For example, an analyst can be rewarded for his/her recommendation to avoid a specific investment.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, Gail
P. Seneca, Richard D. Little, Ron K. Jacks and Doug S. Couden collectively managed 10 mutual funds with a total of $1 billion in assets; zero pooled investment vehicles other than mutual funds; 817 other accounts with a total of $9 billion in assets; and one other account with performance based fees of $41 million in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, none of Gail P. Seneca, Richard D. Little, Ron K. Jacks and Doug S. Couden beneficially owned any shares of the Portfolio.

WILLIAM BLAIR & COMPANY LLC

POTENTIAL CONFLICTS OF INTEREST. Since the Portfolio Manager manages other accounts in addition to the Portfolio, conflicts of interest may arise in connection with the Portfolio Manager's management of the Portfolio's investments on the one hand and the investments of such other accounts on the other hand. However, William Blair has adopted policies and procedures designed to address such conflicts, including, among others, policies and procedures relating to allocation of investment opportunities, soft dollars and aggregation of trades.

PORTFOLIO MANAGER COMPENSATION STRUCTURE. The compensation of William Blair Portfolio Managers is based on the firm's mission: "to achieve success for its clients." The Portfolio Manager is a principal of William Blair, and as of December 31, 2004 his compensation consists of a base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The Portfolio Manager's compensation is determined by the head of William Blair's Investment Management Department, subject to the approval of the firm's Executive Committee. The base salary is fixed and the Portfolio Manager's ownership stake can vary over time based upon the Portfolio Manager's sustained contribution to the firm's revenue, profitability, long-term investment performance, intellectual capital and brand reputation. In addition, the discretionary bonus (if any) is based, in part, on the long-term investment performance, profitability and assets under management of all accounts managed by the Portfolio Manager, including the Portfolio.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS. As of December 31, 2004, W. George Greig managed nine mutual funds with a total of $7 billion in assets; seven pooled investment vehicles other than mutual funds with a total of $827 million in assets; and 35 other accounts with a total of $3 billion in assets.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS. As of December 31, 2004, W. George Greig did not beneficially own any shares of the Portfolio.

                        DISCLOSURE OF PORTFOLIO HOLDINGS




The Trust's Board of Trustees and Roszel Advisors have adopted policies and procedures regarding the disclosure of each Portfolio's holdings. Information about each Portfolio's holdings may be disclosed only if such disclosure: (1) is approved by an officer of the Trust; (2) is in the best interest of contract owners; (3) serves a legitimate business purpose of the Trust; (4) does not create conflicts between the interests of fund shareholders and contract owners, and those of the Trust's affiliates; and (5) is expected to provide potential benefits to the Trust that outweigh any potential costs arising from the possibility that such disclosure could provide individuals with the opportunity to take advantage of the Trust. Disclosures are considered to serve the legitimate business purposes of the Trust if: (1) done to further the interest of the Trust and (2) the disclosure is not expected to result in harm to the Trust (such harm could occur by permitting third parties to trade ahead of, or "front-run" the Portfolio or to effect trades in shares of the Portfolios with information about portfolio holdings that other potential investors do not have).

Neither the Trust nor Roszel Advisors nor any of the Sub-Advisers are paid to provide information about the portfolio securities of a Portfolio. Information about a Portfolio's holdings is only disclosed in the manners described below.

Each Portfolio's holdings are made public in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to variable contract owners within 60 days after December 31 and June 30, respectively. In addition, each Portfolios' holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the Funds' first and third fiscal quarters. Portfolio holdings information, in the form of a list of the top ten holdings of each Portfolio as of the end of each fiscal quarter, is provided to all contract owners with their quarterly account statements for that quarter.

Within five days after the end of each month, a complete listing of each Portfolio's holdings is made available on an internal website that is only accessible by MLLIC and MLLICNY home office personnel, sales representatives of MLPFS, and other employees whose conduct is governed by a code of ethics.

The Trust has entered into ongoing arrangements to provide both Morningstar and Lipper with a complete list of each Portfolio's holdings on a monthly basis. Morningstar is provided with such information on the second business day of the following month and Lipper is provided with the information on the third business day of the following month.

Additionally, persons who owe a duty of trust or confidence to the Trust or to Roszel Advisors may receive information regarding portfolio holdings at times other than those specified above as is necessary to provide services to the Trust. The Trust may also provide Portfolio holdings information, as part of its normal business activities, to the Trust's independent public accounting firm (as of the Trust's fiscal year end and on an as needed basis), the Trust's Administrator (on an as needed basis), the Trust's Custodian (on an as needed basis), counsel to the Trust (on an as needed basis), Transfer and Dividend Disbursing Agent, counsel to the independent trustees (on an as needed basis) and members of the board of trustees (on an as needed basis).

The board of trustees shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures.

There can be no assurance that the Trust's policies and procedures on disclosure of portfolio holdings will protect the Trust from misuse of such information by individuals or entities that come into possession of the information.

                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Advisers are responsible for decisions to buy and sell securities for the Portfolios, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). The Advisers will only use MLPF&S to execute brokerage transactions for the Portfolios if there are adequate compliance policies and procedures in place to prevent the persons responsible for selecting brokers and dealers to effect the Portfolio's securities transactions from taking into account MLPF&S's promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or its promotion or sale of securities of any other registered investment company, and if there are adequate compliance policies and procedures in place to prevent the Trust, the Advisers, and the principal underwriter of the Trust, from entering into any agreement or understanding under which the Trust directs, or is expected to direct, portfolio securities transactions, or any other remuneration, to MLPF&S in consideration for the promotion or sale of the variable annuity contracts through which the shares of the Trust are offered, or for MLPF&S's promotion or sale of securities of any other registered investment company.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The trust does not deal with MLPF&S in any transaction in which MLPF&S acts as principal.

In placing orders for portfolio securities of a Portfolio, its Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser seeks to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios do not necessarily pay the lowest spread or commission available. In the selection of brokers and dealers to execute portfolio transactions, Advisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors including: (1) a broker or dealer's execution capabilities, (2) the size of the transaction, (3) the difficulty of executing the transaction, (4) research, brokerage and other services provided by such brokers or dealers when the Adviser believes that such services will enhance its general portfolio management capabilities, (5) a broker or dealer's operational facilities, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) brokerage service arrangements made available by the broker or dealer.


With regard to (4) above, the Advisers consider research and brokerage services provided by: (a) brokers or dealers who effect, or are parties to, portfolio transactions of the Portfolios, (b) affiliates of the Adviser, (c) affiliates of other Advisers, or (d) other clients of the Advisers or affiliates of such clients. Such research and brokerage services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Portfolios may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Portfolios, and the services furnished by such brokers or dealers may be used by the Advisers in providing investment advisory services for the Portfolios.


With regard to (7) above, a brokerage service arrangement is an arrangement whereby an Adviser, at the direction of the Trust, gives special consideration to one or more brokers that routinely rebate part of the commissions they charge back to the applicable Portfolio. Often, such rebates take the form of the broker using the rebate to pay expenses of the Portfolio or the Trust, such as service provider fees (typically those of the custodian or transfer agent).

On occasions when the Adviser determines that the purchase or sale of a security is in the best interest of a Portfolio as well as its other advisory clients (including any other Portfolio or other advisory account for which the Adviser or an affiliate acts as investment adviser), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the Portfolio with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolio and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Portfolio.

Subject to the above considerations, each Adviser may use a broker that is an affiliated person of the Trust, Roszel Advisors, MLLIC, or MLLICNY (or their affiliates), such as MLPF&S, or a broker that is an affiliated person of that Adviser, to effect transactions on a securities exchange for a Portfolio it advises (an "affiliated broker"). In order for an affiliated broker to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard limits affiliated brokers to receiving no more than the remuneration expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board, including a majority of the non-interested trustees, have adopted or approved procedures for each Adviser which are reasonably designed to ensure that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard. Brokerage transactions with affiliated brokers also are subject to such fiduciary standards as applicable law imposes on the Adviser and/or affiliated brokers.

In addition, Section 11(a) of the Securities Exchange Act of 1934 provides that member firms of a national securities exchange (such as MLPF&S) may not effect transactions on such exchange for the account of an investment company of which the member firm or its affiliate is the investment adviser, except pursuant to the requirements of that Section. The Board has adopted procedures designed to insure compliance with the requirements of Section 11(a) in order that Advisers may use MLPF&S in these circumstances. In this regard, MLPF&S provides the Trust at least annually with a statement setting forth the total amount of all compensation retained by it in connection with effecting transactions for the accounts of each Portfolio. The Board will review and approve all of each Portfolio's portfolio transactions with MLPF&S and the compensation paid to MLPF&S for such transactions.


For the period July 1, 2002 (commencement of operations) through December 31, 2002 and for the years ended December 31, 2003 and December 31, 2004, the Portfolios paid brokerage commissions as set forth below:



                                                                                          YEAR                 YEAR
                                                                   PERIOD ENDED           ENDED                ENDED
                                                                   DECEMBER 31,        DECEMBER 31,         DECEMBER 31,
PORTFOLIO                                                              2002                2003                2004
Roszel/Lord Abbett Large Cap Value Portfolio                          $12,135            $12,709             $9,421
Roszel/Levin Large Cap Value Portfolio                                  4,954              9,957              7,914
Roszel/MLIM Relative Value Portfolio                                    5,604              6,664             13,395
Roszel/Lord Abbett Affiliated Portfolio*                                  N/A             78,580             56,568
Roszel/Fayez Sarofim Large Cap Core Portfolio                           1,315              2,381              1,634
Roszel/INVESCO-NAM Large Cap Core Portfolio                               808              1,126              1,967
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                      854              6,180              5,139
Roszel/Rittenhouse Large Cap Growth Portfolio                           7,790              5,695              4,804
Roszel/Seneca Large Cap Growth Portfolio                                4,532              9,691             14,678
Roszel/Allianz CCM Capital Appreciation Portfolio*                        N/A            138,410            745,273
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio                  10,839             13,964             15,294
Roszel/Lord Abbett Mid Cap Value Portfolio                            371,096            189,915            118,806
Roszel/Franklin Mid Cap Growth Portfolio                                3,930             17,975             17,446
Roszel/Seligman Mid Cap Growth Portfolio                               59,227            138,204            376,196
Roszel/NWQ Small Cap Value Portfolio                                    6,193             12,968              9,638
Roszel/Allianz NFJ Small Cap Value Portfolio                          165,141            180,474            184,050
Roszel/Delaware Small-Mid Cap Growth Portfolio                                             3,443              4,279
Roszel/JP Morgan Small Cap Growth Portfolio                            61,975             79,304            217,333
Roszel/Delaware Trend Portfolio*                                          N/A             76,999            129,931
Roszel/Lazard International Portfolio                                     701              1,898                  0
Roszel/William Blair International Portfolio                            6,958             16,634              9,631
Roszel/Lord Abbett Government Securities Portfolio                          0                  0                  0
Roszel/MLIM Fixed-Income Portfolio                                          0                  0                  0
Roszel/Lord Abbett Bond Debenture Portfolio                                79                497                777


* The Portfolio commenced operations on May 1, 2003.


For the period July 1, 2002 (commencement of operations) through December 31, 2002 and for the years ended December 31, 2003 and December 31, 2004, the Portfolios paid brokerage commissions to Merrill Lynch Pierce Fenner & Smith Inc. ("Merrill Lynch"), Citation Financial Group and Broadcourt Capital as set forth below. Citation Financial Group is a division of Merrill Lynch and has a brokerage service arrangement with the Trust on behalf of each of the Portfolios. In each case, the entities indicated below are affiliated persons of the Portfolios due to their relationship with either Merrill Lynch (the ultimate corporate parent of Roszel Advisors) or the Sub-Advisers.



The table below presents for the year ended December 31, 2004, the aggregate dollar amount of the commissions paid to affiliated brokers, the percentage of each Portfolio's commissions paid to that affiliated broker and the percentage of each Portfolio's brokerage business effected by that broker.


                                                                                   PERCENTAGE OF
                                                                                    PORTFOLIO'S
                                                                    PERCENTAGE     DOLLAR AMOUNT
                                                                        OF        OF TRANSACTIONS
                                                                    PORTFOLIO'S      EFFECTED
                                                    BROKERAGE       COMMISSIONS       THROUGH
                                                    COMMISSIONS    TO AFFILIATED     AFFILIATED
PORTFOLIO                                              PAID           BROKERS         BROKERS                BROKER
---------                                              ----           -------         -------                ------
 Roszel/Lord Abbett Large Cap Value Portfolio             $2,036         21.61%          24.33%           Merrill Lynch
                                                           2,225         23.62%          13.14%     Citation Financial Group
 Roszel/Levin Large Cap Value Portfolio                      335          4.23%           4.19%           Merrill Lynch
                                                           2,262         28.58%          20.83%     Citation Financial Group
 Roszel/MLIM Relative Value Portfolio                      1,015          7.58%           5.57%           Merrill Lynch
 Roszel/Fayez Sarofim Large Cap Core Portfolio                93          5.67%           6.49%           Merrill Lynch
 Roszel/INVESCO-NAM Large Cap Core Portfolio                  87          4.40%           3.32%           Merrill Lynch
 Roszel/Nicholas-Applegate Large Cap Growth                1,697         33.02%          27.29%           Merrill Lynch
 Portfolio                                                 1,092         21.26%          24.32%     Citation Financial Group
                                                             458          8.92%           6.80%        Broadcourt Capital
 Roszel/Rittenhouse Large Cap Growth Portfolio               220          4.69%           2.40%     Citation Financial Group
 Roszel/Seneca Large Cap Growth Portfolio                    934          6.37%           5.47%           Merrill Lynch
                                                           3,852         26.24%          22.43%     Citation Financial Group
 Roszel/Kayne Anderson Rudnick Mid Cap Value                 901          5.89%           6.15%           Merrill Lynch
 Portfolio
 Roszel/Lord Abbett Mid Cap Value Portfolio                6,736          5.67%           5.56%           Merrill Lynch
                                                          11,907         10.02%          10.24%     Citation Financial Group
 Roszel/Franklin Mid Cap Growth Portfolio                    720          4.13%           3.19%           Merrill Lynch
                                                           2,933         16.81%          14.27%     Citation Financial Group

 Roszel/Seligman Mid Cap Growth Portfolio                 54,990         14.62%           8.77%           Merrill Lynch
                                                          27,594          7.34%           4.77%     Citation Financial Group
 Roszel/NWQ Small Cap Value Portfolio                        305          3.16%           3.33%           Merrill Lynch
                                                           3,333         34.58%          29.58%     Citation Financial Group
 Roszel/Allianz Small Cap Value Portfolio                    964          0.52%           0.54%           Merrill Lynch
                                                          26,515         14.41%          14.79%     Citation Financial Group
 Roszel/Delaware Small-Mid Cap Growth Portfolio            1,994         46.59%          44.39%           Merrill Lynch
                                                             508         11.87%          11.24%     Citation Financial Group
 Roszel/JP Morgan Small Cap Growth Portfolio              16,474          7.58%           9.23%           Merrill Lynch
 Roszel/William Blair International Portfolio              1,714         17.79%          17.37%           Merrill Lynch
                                                                              %
 Roszel/Lord Abbett Bond Debenture Portfolio                 N/A          0.00%           0.00%                N/A
 Roszel/Lord Abbett Affiliated Portfolio                  10,501         18.56%          17.81%           Merrill Lynch
                                                          13,884         24.54%          17.56%     Citation Financial Group
 Roszel/Allianz CCM Portfolio                             23,479          3.15%           2.98%           Merrill Lynch
                                                         114,315         15.34%          13.27%     Citation Financial Group
 Roszel/Delaware Trend Portfolio                           2,795          2.15%           2.76%           Merrill Lynch
                                                          13,476         10.37%          12.14%     Citation Financial Group

For the year ended December 31, 2003 and the period July 1, 2002 (commencement of operations) through December 31, 2002, the Portfolios paid brokerage commissions to affiliated brokers as set forth in the tables below:



                                                         BROKERAGE
                                                      COMMISSIONS PAID
                                                       FOR YEAR ENDED
PORTFOLIO                                             DECEMBER 31, 2003          BROKER
-------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                $518              Merrill Lynch
                                                             684         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/Levin Large Cap Value Portfolio                       177              Merrill Lynch
                                                           2,395         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/MLIM Relative Value Portfolio                          18              Merrill Lynch
-------------------------------------------------------------------------------------------------
Roszel/Sound Large Cap Core Portfolio                         83              Merrill Lynch
-------------------------------------------------------------------------------------------------
Roszel/INVESCO-NAM Large Cap Core Portfolio                  N/A                   N/A
-------------------------------------------------------------------------------------------------
Roszel/Nicholas-Applegate Large Cap Growth Portfolio         225              Merrill Lynch
                                                           1,306         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/Rittenhouse Large Cap Growth Portfolio              3,777         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/Seneca Large Cap Growth Portfolio                     599              Merrill Lynch
                                                           3,129         Citation Financial Group
                                                              12            Broadcourt Capital
-------------------------------------------------------------------------------------------------
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio      2,077              Merrill Lynch
                                                             282         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap Value Portfolio                20,237              Merrill Lynch
                                                          15,679         Citation Financial Group
                                                             700            Broadcourt Capital
-------------------------------------------------------------------------------------------------
Roszel/Franklin Mid Cap Growth Portfolio                     840              Merrill Lynch
                                                           3,753         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/Seligman Mid Cap Growth Portfolio                  28,721              Merrill Lynch
                                                           1,672         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/NWQ Small Cap Value Portfolio                         753              Merrill Lynch
                                                           3,655         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/Allianz Small Cap Value Portfolio                   5,060              Merrill Lynch
                                                          42,823         Citation Financial Group
                                                             275            Broadcourt Capital
-------------------------------------------------------------------------------------------------
Roszel/Delaware Small-Mid Cap Growth Portfolio               468              Merrill Lynch
                                                             376         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/JP Morgan Small Cap Growth Portfolio                6,935              Merrill Lynch
-------------------------------------------------------------------------------------------------
Roszel/Lazard International Portfolio                         71              Merrill Lynch
-------------------------------------------------------------------------------------------------
Roszel/Credit Suisse International Portfolio              12,555              Merrill Lynch
-------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Bond Debenture Portfolio                   19              Merrill Lynch
-------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                    1,063              Merrill Lynch
                                                          53,953         Citation Financial Group
                                                              69            Broadcourt Capital
-------------------------------------------------------------------------------------------------
Roszel/Allianz CCM Portfolio                              42,062              Merrill Lynch
                                                          10,400         Citation Financial Group
-------------------------------------------------------------------------------------------------
Roszel/Delaware Trend Portfolio                            1,208              Merrill Lynch
                                                           8,137         Citation Financial Group
-------------------------------------------------------------------------------------------------

                                                        AGGREGATE AMOUNT
                                                         OF BROKERAGE
                                                      COMMISSIONS PAID TO
                                                       AFFILIATED BROKERS
                                                      FOR THE PERIOD ENDED
PORTFOLIO                                               DECEMBER 31, 2002           BROKER
----------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio              $1,339                 Merrill Lynch
                                                           1,006            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/Levin Large Cap Value Portfolio                        44                 Merrill Lynch
                                                           3,760            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/MLIM Relative Value Portfolio                         279                 Merrill Lynch
----------------------------------------------------------------------------------------------------
Roszel/Sound Large Cap Core Portfolio                        139                 Merrill Lynch
----------------------------------------------------------------------------------------------------
Roszel/INVESCO-NAM Large Cap Core Portfolio                   16                 Merrill Lynch
----------------------------------------------------------------------------------------------------
Roszel/Nicholas-Applegate Large Cap Growth Portfolio          24                 Merrill Lynch
                                                             153            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/Rittenhouse Large Cap Growth Portfolio              6,396            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/Seneca Large Cap Growth Portfolio                     104                 Merrill Lynch
                                                           1,319            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio        333                 Merrill Lynch
                                                           2,225            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap Value Portfolio                81,568                 Merrill Lynch
                                                          65,763            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/Franklin Mid Cap Growth Portfolio                     199                 Merrill Lynch
                                                           1,019            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/Seligman Mid Cap Growth Portfolio                   1,729                 Merrill Lynch
                                                          18,030            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/NWQ Small Cap Value Portfolio                          57                 Merrill Lynch
                                                           4,774            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/Allianz Small Cap Value Portfolio                   2,502                 Merrill Lynch
                                                          29,612            Citation Financial Group
----------------------------------------------------------------------------------------------------
Roszel/JP Morgan Small Cap Growth Portfolio               11,402                 Merrill Lynch
                                                             708               Broadcourt Capital
----------------------------------------------------------------------------------------------------
Roszel/Credit Suisse International Portfolio               3,886                 Merrill Lynch
                                                              23            Citation Financial Group
----------------------------------------------------------------------------------------------------




REGULAR BROKER-DEALERS: The Trust's Portfolios' regular broker-dealers are (i) the ten broker-dealers that received the greatest dollar amount of brokerage commission from the Trust; (ii) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; or (iii) the ten broker-dealers that sold the largest dollar amount of Portfolio shares. During the year ended December 31, 2004, the following Portfolios purchased securities issued by the Trust's regular broker-dealers:

                                                                           VALUE OF PORTFOLIO
                                                            REGULAR             HOLDING
PORTFOLIO                                                BROKER-DEALER       AS OF 12/31/04
---------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio               Citigroup               $279,348
---------------------------------------------------------------------------------------------
Roszel/INVESCO-NAM Large Cap Core Portfolio                Citigroup                 63,983
                                                        Morgan Stanley               58,074
---------------------------------------------------------------------------------------------
Roszel/Levin Large Cap Value Portfolio                     Citigroup                132,543
                                                        Morgan Stanley               45,526
---------------------------------------------------------------------------------------------
Roszel/Nicholas-Applegate Large Cap Growth Portfolio     Bear Stearns                23,122
---------------------------------------------------------------------------------------------
Roszel/Rittenhouse Large Cap Growth Portfolio              Citigroup                390,258
                                                        Morgan Stanley              277,600
---------------------------------------------------------------------------------------------
Roszel/Lazard International Portfolio                 Credit Suisse Group           152,517
---------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                    Citigroup                666,040
---------------------------------------------------------------------------------------------
Roszel/Allianz CCM Capital Appreciation Portfolio         Prudential              2,039,016
---------------------------------------------------------------------------------------------
Roszel/Fayez Sarofim Large Cap Core Portfolio              Citigroup                 37,291
                                                        Morgan Stanley               13,602
---------------------------------------------------------------------------------------------


PORTFOLIO TURNOVER


The Portfolios generally do not invest for short-term trading purposes; however, when circumstances warrant, each Portfolio may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. A high portfolio turnover rate (100% or more) increases a Portfolio's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a Portfolio's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a Portfolio had lower portfolio turnover.



                        DETERMINATION OF NET ASSET VALUE

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Portfolio. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Portfolio (assets, including securities at market value, minus liabilities) divided by the number of that Portfolio's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"). Each Portfolio computes its net asset value once daily at the close of such trading (normally 4:00 p.m. New York time), on each day (as described in the Prospectuses) that the Trust is open for business.

Assets of the Portfolios are valued as follows:

      (1) securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on NASDAQ on the valuation day; if no sale occurs, securities traded on the official U.S. exchange or

            NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price (the last sale price and official bid price for securities traded principally on a foreign exchange is determined as of the close of the London Stock Exchange or, for securities traded on an exchange located the Asia-Pacific region, noon London time);

      (2) over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices;

      (3) debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Administrator if those prices are considered by the Administrator to be representative of market values as of the close of business of the NYSE;

      (4) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded;

      (5) over-the-counter option contracts are valued based upon prices provided market makers in such securities or dealers in such currencies;

      (6) forward foreign currency exchange contracts are valued using a pricing service and then calculating the mean between the last bid and asked quotations supplied by dealers in such contracts;

      (7) all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the Administrator to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board; and

      (8) debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies is converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in good faith by or under procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of the NYSE on each business day. In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days for the Trust and days on which the Portfolios' net asset values are not calculated. Therefore, such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. As a result, changes in the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of a Portfolio's net asset value unless the Valuation Committee determines that a significant event has occurred since the closing of the foreign market and makes an adjustment. The Portfolios do not invest significantly in securities traded in foreign markets. Instead, the Portfolios generally make investments in foreign companies through ADRs, which are traded in the United States.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Portfolio would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar Portfolio or portfolio which uses available market quotations to value all of its portfolio securities.

                      DISTRIBUTION AND REDEMPTION OF SHARES

Specific information regarding the sale (distribution) or repurchase (redemption) of shares of the Trust by the Trust is discussed under "Purchase and Redemption of Shares" in the prospectus.

DISTRIBUTION OF SHARES

Pursuant to an agreement with the Trust, shares of the Trust are currently issued and redeemed through MLPF&S. MLPF&S is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. and its principal business address is 4 World Financial Center, New York, New York 10080. Under the terms of the agreement, MLPF&S is not compensated by the Trust, sells and redeems shares at their net asset value without any sales or redemption charges and is not obligated to sell any specific number of shares.

REDEMPTION OF SHARES

The Trust is required to redeem all full and fractional shares for cash at the net asset value per share next calculated after the Trust receives the redemption order. The Trust generally makes payment for shares redeemed within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which:

      - trading on the NYSE is restricted or such exchange is closed for other than weekends and holidays;

      - an emergency exists, as determined by the SEC, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and

      - the SEC by order permits postponement for the protection of shareholders.


                                   TAX MATTERS

PORTFOLIO TAXATION

The following discussion of the federal tax status of the Portfolios is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Portfolio is treated as a separate taxpayer for federal income tax purposes. Each Portfolio has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company each year. If a Portfolio: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including, for this purpose, its net ordinary investment income and net realized short-term capital gain) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which each Portfolio intends to do, then under the provisions of Subchapter M, the Portfolio should have little or no liability for federal income taxes. In particular, a Portfolio will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Portfolio generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Portfolio must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly traded partnership"; and (2) at the close of each quarter of the Portfolio's taxable year, (a) at least 50% of the value of the Portfolio's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Portfolio may consist of such other securities of any one issuer, and the Portfolio may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Portfolio must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Portfolio and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships."


Section 817(h) Diversification Requirements

Each of the Portfolios also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company (such as the Portfolios), provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder. These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Portfolio may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a Portfolio may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

   - no more than 55% of a Portfolio's total assets may be represented by any one investment
   -  no more than 70% by any two investments
   -  no more than 80% by any three investments
   -  no more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Portfolio fails to qualify as a regulated investment company, or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if for any taxable year a Portfolio fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Likewise, if a Portfolio fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Portfolio would be taxed on the investment earnings under their contracts and, thereby, lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Portfolios' Investment Adviser and Sub-Advisers, and each Portfolio intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a Portfolio than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Portfolio's Investment Adviser and Sub-Advisers might otherwise select.

Capital Loss Carryforwards

As of December 31, 2004, the following Portfolios have capital loss carryforwards as indicated below. To the extent provided in the Code and regulations thereunder, a Portfolio may carry forward such capital losses to offset realized capital gains in future years.

                                                                EXPIRATION DATES:
                                                            DECEMBER 31,  DECEMBER 31,
               PORTFOLIO                                       2011          2012
                                                               -----         ----
Roszel/Lord Abbett Government Securities Portfolio            $86,583       $45,003
Roszel/MLIM Fixed-Income Portfolio                             79,760        79,760



Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gain earned by a Portfolio investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that entitle the Portfolios to a reduced rate of tax or exemption from tax on this related income and gain. The effective rate of foreign tax cannot be determined at this time since the amount of these Portfolios' assets to be invested within various countries is not now known. Each Portfolio will operate so as to qualify for treaty-reduced rates of tax when applicable.

If a Portfolio acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Portfolio could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. The Portfolio would not be able to pass through to its shareholders any credit or deduction for such a tax. As a result, owners of variable life insurance contracts and variable annuity contracts investing in such Portfolios would bear the cost of these taxes and interest charges. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Any Portfolio that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gain and losses realized by a Portfolio in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treats such gain and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Portfolio's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Portfolio must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Portfolio that invests in certain PIKs, zero coupon securities, or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Portfolio elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because a Portfolio must meet the 90% distribution requirement to qualify as a regulated investment company, it may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Portfolio's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gain and losses realized by the Portfolio (that is, may affect whether gain or losses are ordinary or capital), accelerate recognition of income to the Portfolio and defer losses of the Portfolio. These rules: (1) could affect the character, amount and timing of distributions to shareholders of a Portfolio, (2) could require the Portfolio to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out), and (3) may cause the Portfolio to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income taxes described above. To mitigate the effect of these rules and prevent its disqualification as a regulated investment company, each Portfolio seeks to monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Portfolio may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

INVESTOR TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts who are indirectly invested in a Portfolio generally are not subject to federal income tax on Portfolio earnings or distributions or on gain realized upon the sale or redemption of Portfolio shares until they are withdrawn from the contract. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

                                 CAPITALIZATION


The Trust was organized in Delaware on February 14, 2002 as a Delaware statutory trust. The Trust is authorized to issue an unlimited number of shares of beneficial interest, which currently are divided into the following twenty-four series: Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Lord Abbett Affiliated Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio, Roszel/Lord Abbett
Mid Cap Value Portfolio, Roszel/Franklin Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/Lazard International Portfolio, Roszel/William BlairInternational Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/MLIM Fixed-Income Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio. The Trust may establish additional portfolios with corresponding series of shares and may create one or more classes in any existing or new series, with each class having the powers, rights, qualifications, limitations as to dividends, and restrictions as the Board may determine at that time.


Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for its series and class by the Board and, upon liquidation or dissolution, in the net assets supporting such series and class remaining after satisfaction of outstanding liabilities. As issued, all shares are fully paid and non-assessable.

VOTING RIGHTS

As an investment company organized as a Delaware statutory trust, the Trust is not required to hold annual shareholders' meetings. The Board will, however, call a meeting of the holders of one or more series of shares, or of all of the Trust's shareholders, as applicable, whenever the 1940 Act requires shareholder action in connection with one or more of the following: (1) election of trustees, (2) approval of the management agreement, (3) approval of a subadvisory agreement as to which Roszel Advisors and the Trust do not have appropriate exemptions from the 1940 Act shareholder approval requirements, (4) ratification of selection of independent accountants, (5) approval of an underwriting agreement, or (6) reorganization or termination of a Portfolio or the Trust. The Secretary of the Trust is required to call a meeting of shareholders if requested to do so by a majority of the Board or, subject to certain conditions, by the written request of the holders of 10% or more of the votes entitled to be cast on a matter.

On any matter submitted to a vote of shareholders, each shareholder is entitled to one vote for each dollar (and fractional vote for each fraction of a dollar) of net asset value standing in such shareholder's name on the books of each series in which such shareholder owns shares entitled to vote. Except for the election of trustees and any matter for which the 1940 Act requires a "majority of outstanding voting securities", any matter on which shareholders vote is approved by the affirmative vote of a majority of the votes cast at a meeting of the shareholders at which a quorum is present. The presence, in person or by proxy, of shareholders entitled to cast at least thirty percent (30%) of the votes entitled to be cast on any matter constitutes a quorum as to such matter. Trustees may be elected by a plurality of votes entitled to be cast. Shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Trust voting for the election of trustees can elect all of the trustees of the Trust if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any trustees.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of trustees or the approval of independent public accountants) are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all or several Portfolios, but where the interests of the Portfolios are not substantially identical (such as approval of the investment management agreement) are voted on separately by the shareholders of each Portfolio for their Portfolio. Matters affecting only one Portfolio (such as a change in its fundamental investment restrictions), are voted on separately by the shareholders of that Portfolio.

MLLIC and separate accounts of MLLIC and MLLICNY hold Portfolio shares on behalf of owners of variable contracts. Pursuant to current interpretations of the 1940 Act, MLLIC and MLLICNY intend to solicit instructions from such variable contract owners as to how to vote shares held to support their contracts and intend to vote such shares in accordance with timely receipt of such instructions. MLLIC and MLLICNY intend to vote shares they hold directly, as well as shares held in their separate accounts for which they do not receive timely instructions, in the same proportion as those shares for which voting instructions are received.

                                 CODES OF ETHICS

The Board has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of the Trust, including those employees who participate in the selection of Portfolio securities or who have access to information regarding the Trust's pending purchases and sales of Portfolio securities (collectively referred to as "Covered Persons"). The managers of Roszel Advisors also have adopted a code of ethics that covers the conduct and personal securities transactions of officers, managers, and employees of Roszel Advisors, including Roszel Advisors' Covered Persons. The Trust and Roszel Advisors have a joint code of ethics. Likewise, MLPF&S, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of officers, directors, and employees of MLPF&S, including MLPF&S's Covered Persons.


The code of ethics is designed to prevent violations of the fiduciary responsibility owed to the clients. In general, the code of ethics restricts purchases or sales of securities being purchased or sold, or being considered for the purchase or sale, by the Trust or by Roszel Advisors. The code of ethics also prohibits personal securities transactions, other than those executed through a specified broker-dealer, unless written permission is obtained prior to the transaction. Every personal securities transaction must be periodically reported to the Chief Compliance Officer. Investment Personnel are subject to additional restrictions with regard to the Portfolio they manage. Investment Personnel must notify the Chief Compliance Officer of any intended securities transaction involving a security owned or contemplated for purchase by the managed Portfolio, they may not purchase or sell a security within seven days either before or after a purchase or sale of the same security by the managed Portfolio, they may not establish a position counter to the position of the managed Portfolio and they may not recommend that the managed Portfolio make an investment in a personal holding of the Investment Person. At least annually, the Trust and Roszel Advisors must furnish to the Trust's Board, and the Board must consider, a written report describing any issues arising under the code of ethics and certifying that the Trust or the Investment Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. Violations of the code of ethics must be brought to the attention of the Chief Compliance Officer, who will investigate and, if appropriate, levy sanctions. A copy of the code of ethics will be furnished to any client upon request. Each Adviser also has adopted, and the Board has reviewed and approved, a substantially similar code of ethics. Each Adviser has represented to the Trust that its code contains provisions reasonably necessary to prevent its personnel from engaging in the deceptive, manipulative, or fraudulent conduct prohibited by Rule 17j-1 of the Investment Company Act of 1940 Act, Rule 204A of the Investment Advisers Act of 1940 or from violating the code.

                              PORTFOLIO PERFORMANCE

PERFORMANCE CHART


The following table shows the average annual total returns for the one year ended December 31, 2004 and for the period from inception to December 31, 2004.



                                                              ONE YEAR ENDED      INCEPTION TO
PORTFOLIO                                                    DECEMBER 31, 2004  DECEMBER 31, 2004
---------                                                    -----------------  -----------------
Roszel/Lord Abbett Affiliated Portfolio                              11.27%             19.57%
Roszel/Allianz CCM Capital Appreciation Portfolio                    12.80%             18.87%
Roszel/Delaware Trend Portfolio                                      11.54%             21.40%
Roszel/Lord Abbett Large Cap Value Portfolio                         12.61%             16.27%
Roszel/Levin Large Cap Value Portfolio                               14.30%              9.58%
Roszel/MLIM Relative Value Portfolio                                 14.03%             13.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio                         5.27%              7.87%
Roszel/INVESCO-NAM Large Cap Core Portfolio                           3.81%              5.80%
Roszel/Nicholas-Applegate Large Cap Growth Portfolio                  8.70%              8.09%
Roszel/Rittenhouse Large Cap Growth Portfolio                         4.08%              5.12%
Roszel/Seneca Large Cap Growth Portfolio                              4.53%              7.03%
Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio          10.37%              6.27%

Roszel/Lord Abbett Mid Cap Value Portfolio                           23.77%             14.25%
Roszel/Franklin Mid Cap Growth Portfolio                              6.33%              7.31%
Roszel/Seligman Mid Cap Growth Portfolio                              8.57%             12.04%
Roszel/Delaware Small-Mid Cap Growth Portfolio                       12.72%              6.49%
Roszel/NWQ Small Cap Value Portfolio                                 29.65%             18.77%
Roszel/Allianz NFJ Small Cap Value Portfolio                         22.83%             18.73%
Roszel/JP Morgan Small Cap Growth Portfolio                           9.01%             10.03%
Roszel/Lazard International Portfolio                                16.30%             12.44%
Roszel/William Blair International Portfolio                         11.83%             12.18%
Roszel/Lord Abbett Government Securities Portfolio                    4.11%              4.64%
Roszel/MLIM Fixed-Income Portfolio                                    2.04%              2.87%
Roszel/Lord Abbett Bond Debenture Portfolio                           8.14%             12.35%


30-DAY YIELD

The 30-day yield for the Portfolios set forth below as of December 31, 2004 were as follows:

                                                                 30-Day Yield
                                                                 ------------
Roszel/Lord Abbett Bond Debenture Portfolio                          4.51%
Roszel/Lord Abbett Government Securities Portfolio                   3.36%
Roszel/MLIM Fixed-Income Portfolio                                   2.82%


                                 OTHER SERVICES

TRANSFER AGENT


Financial Data Services, Inc. ("FDS"), an affiliate of Merrill Lynch, located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the Trust's transfer agent. Services provided by FDS include issuing and recording the Trust's shares, effecting transfers of shares, preparing and issuing dividends and distribution payments, providing certain communications directly to shareholders and maintaining shareholder account records. FDS is obligated to exercise care and diligence in the performance of its duties. FDS is entitled to receive from each Portfolio a monthly fee based upon the average daily net assets of that Portfolio, according to the following schedule:




       PORTFOLIO ASSETS                               ANNUAL FEE OR RATE
       ----------------                               ------------------
       Up to $15,000,000                                 $7,500
       Above $15,000,000 through $25,000,000              0.05%
       Above $25,000,000 through $50,000,000              0.04%
       Above $50,000,000 through $75,000,000              0.03%
       Above $75,000,000                                 0.025%


CUSTODIAN

JPMorgan Chase Bank ("JPMorgan"), located at 270 Park Avenue, New York, New York 10017 maintains custody of the Trust's assets. JPMorgan is responsible for holding all securities and cash of each Portfolio, receiving and paying for securities purchased, delivering securities sold against payment, and receiving and collecting income from investments, making all payments covering expenses of the Trust, all as directed by persons authorized by the Trust. JPMorgan does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Portfolios or the Trust. Portfolio securities of the Portfolios purchased domestically are maintained in the custody of JPMorgan and may be entered into the Federal Reserve, Depository Trust Company, or Participant's Trust Company book entry systems. Portfolio securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan and such other custodians or subcustodians, including foreign banks and foreign securities depositories, as are selected by JPMorgan in accordance with regulations under the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116-5022, is the independent registered public accounting firm of the Trust.

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP of Washington, D.C. is counsel to the Trust.

ADDITIONAL INFORMATION

This SAI and the Prospectuses do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the SEC under the Securities Act of 1933.


                              FINANCIAL STATEMENTS


The Trust's financial statements are contained in the Trust's Annual Report for the year ended December 31, 2004, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, are incorporated herein by reference.

APPENDIX 1 -- DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Commercial paper merits a "Prime" rating upon Moody's evaluation of many factors, including: (1) the issuer's management; (2) the issuer's industry or industries and the speculative-type risks that may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings for a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the issuer's management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper attains a "Prime-1," "Prime-2," or "Prime-3" rating from Moody's.

"Prime-1" indicates a superior ability for repayment of senior short-term debt obligations. Issuer repayment ability is based in part on: (1) leading market positions in well-established industries; (2) a high of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

"Prime-2" indicates a strong ability for repayment of short-term debt obligations. Issuer repayment ability is normally evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be subject to more variation than "Prime-1." Capitalization characteristics, while still appropriate, may be affected more by external conditions than "Prime-1." Ample alternative liquidity is maintained.

STANDARD & POOR'S RATING GROUP ("S&P"). S&P rates commercial paper based on the likelihood of the repayment of debt. S&P uses the following characteristics to rate commercial paper: (1) liquidity ratios adequate to meet cash requirements;
(2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

"A-1" indicates that the degree of safety regarding timely payment is very strong. "A-1" issues determined to possess overwhelming safety characteristics are designated with a plus (+) sign.

"A-2" indicates the capacity for timely payment on issues is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

CORPORATE BOND RATINGS

MOODY'S. Moody's assigns an "Aaa" rating only to the best quality bonds. These bonds, commonly known as "gilt edged," carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such issues.

Bonds rated "Aa" are high quality by all standards. Together with the "Aaa" group, "Aa" bonds comprise what are generally known as high-grade bonds. They are rated lower than "Aaa" bonds because of their smaller margins of protection or the fluctuation of protective elements may be of greater amplitude or there may be other elements present making long-term risks appear somewhat larger than in "Aaa" securities.

Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. "Baa" bonds lack outstanding investment characteristics and have speculative characteristics.

Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured as higher rated bonds. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes "Ba" bonds.

Bonds rated "B" generally lack desirable investment characteristics. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated "Caa" are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated "Ca" represent obligations which are highly speculative. These issues are often in default or have other marked shortcomings.

Bonds rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's modifies corporate bond ratings numerically with a "1," "2," or "3" in each generic classification from Aa through Caa. The modifier "1" indicates that the bond ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

S&P. S&P assigns an "AAA" rating to bonds with an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a very strong capacity to pay interest and repay principal, qualify as high-quality debt obligations, and differ from "AAA" issues in most instances only in small degree. Bonds rated "A" also have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher categories.

Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas, they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds rated "BB", "B", "CCC", "CC", and "C", are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.

Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

Bonds rated "CCC" are currently vulnerable to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated "C" are currently highly vulnerable to nonpayment. They may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments continue.

Bonds are rated "D" when the issue has failed to pay one or more of its financial obligations (rated or unrated) when it came due. The "D" rating is assigned when S&P believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due.

S&P modifies ratings with a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings from "AA" to "CCC" may be modified with a plus (+) or minus (-) sign.

APPENDIX 2 -- SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

             SUMMARY OF SUB-ADVISER PROXY VOTING GENERAL GUIDELINES

                  GENERAL GUIDELINES FOR THE BOARD OF DIRECTORS


                                                                                 Requiring
                                                                                   audit,
                                                 Limiting                       compensation,
                                                director &           SHP             and
                 Director    Director and    officer liability  Eliminating,     nominating
                 Nominees       officer          for money      directing, or   committees to
                    in      indemnification     damages for      restricting   consist only of
               uncontested   and liability     violating the     charitable      independent
                elections     protection        duty of care    contributions     directors
    ISS            CBC          CBC(1)            Against          Against         For SHP
   MLIM            For           N/A                N/A              N/A             For
J.P. Morgan        CBC          CBC(1)            Against          Against         For SHP
  INVESCO          For           For                N/A              N/A             N/A
Rittenhouse        CBC          CBC(1)            Against          Against         For SHP

   Levin           CBC            MR                N/A              N/A           For SHP
Lord Abbett        MR            N/A                N/A              N/A             N/A
  Lazard           MR            For                MR               N/A             For
   NACM        Follows ISS  Follows ISS(1)        Against            N/A           For SHP

    JWS            For(3)        For                CBC              CBC             CBC
    NWQ            CBC          CBC(1)            Against          Against         For SHP
   Fayez           MR            MR               Against            MR              MR
  Seneca           For           CBC               For(4)          Against         For SHP
  NFJ/CCM          MR          For MP             Against            N/A             For
William Blair      For           CBC                CBC              N/A             N/A
 Delaware          CBC          CBC(1)            Against          Against         For SHP
 Franklin          CBC          CBC                 CBC            Against           For
   Kayne       Follows ISS   Follows ISS          Against          Against         For SHP



                                            Requiring a
                                Stock       majority of
               Term limits    ownership    independent     Spliting
               for outside  requirements   directors on  Chairman and   Fixing the size
               directors    for directors    the board   CEO positions   of the board
    ISS        Against SHP   Against SHP      CBC SHP         CBC             For
   MLIM          Against       Against          For         Against           For
J.P. Morgan    Against SHP     For SHP          For           For             For
  INVESCO          N/A           N/A            For           N/A             N/A
Rittenhouse    Against SHP   Against SHP      For SHP         N/A             For
                             For MP; CBC
   Levin         CBC SHP         SHP          For SHP       CBC SHP           N/A
Lord Abbett        N/A           N/A            N/A           N/A             N/A
  Lazard         Against       Against          For         CBC SHP           N/A
   NACM          Against     Against SHP   Follows ISS        N/A             For
                                                                            For MP;
    JWS             MR          MR(2)         For(3)          For         Against SHP
    NWQ        Against SHP   Against SHP      CBC SHP         CBC             For
   Fayez       Against SHP   Against SHP   Follows ISS    Follows ISS         MR
  Seneca       Against SHP   Against SHP    CBC SHP(5)    Against SHP       Against
  NFJ/CCM      Against SHP   Against SHP        For           N/A           For MP
William Blair      N/A           N/A            N/A           N/A             For
 Delaware      Against SHP   Against SHP      For SHP       CBC SHP           For
 Franklin        Against         CBC           For            For             For
   Kayne         Against     Against SHP   Follows ISS    Follows ISS         For



--------
(1) Votes against proposals that would expand coverage beyond just legal expenses           KEY FOR PROXY SUMMARIES
    to acts, such as negligence, that are more serious violations of fiduciary              CBC: Case-by-Case
    obligations than mere carelessness indemnification. Will vote for only those            Follows ISS:
    proposals that provide expanded coverage in cases when a director's or                  the Sub-Adviser will follow the
    officer's legal defense was unsuccessful if: (1) the director was found to              recommendation of ISS on each individual
    have acted in good faith and in a manner that he reasonably believed was in             proposal
    the best interests of the company, and (2) only if the director's legal                 MR: Follows Management's recommendation
    expenses would be covered.                                                              SHP: Shareholder Proposal
(2) Follows MR as to specific levels of stock ownership but vote for SHP                    SH: Shareholder
    requiring directors to own some shares.
(3) Will vote against the entire board if less than 75% is independent.
(4) As long as there is no conflict with applicable law and only future actions are covered.
(5) Votes against requiring a supermajority of independent directors.

          GENERAL GUIDELINES FOR PROXY CONTESTS AND CORPORATE DEFENSES


                                                                             Allowing
                                                                          shareholders to
                 Director    Reimbursing                                    nominate or
               nominees in      proxy                       Removal of         remove
                contested   solicitation      Board       directors only     directors
                elections     expenses    classification    for cause        directly
    ISS            CBC          CBC          Against         Against            For
   MLIM            N/A          N/A          Against           N/A              For
J.P. Morgan        CBC          CBC            CBC           Against            For
  INVESCO          N/A          N/A          Against           N/A              For
Rittenhouse        CBC          CBC          Against         Against            For
   Levin           CBC          CBC            CBC             N/A              N/A
Lord Abbett        MR           N/A          Against           N/A              N/A
  Lazard           N/A          N/A          Against           N/A              N/A
   NACM        Follows ISS      N/A          Against         Against            For
    JWS            CBC          CBC          Against           CBC              CBC
    NWQ            CBC          CBC          Against         Against            For
   Fayez       Follows ISS  Follows ISS        MR            Against            For
  Seneca           CBC          CBC          Against           CBC              For
  NFJ/CCM          MR           N/A          Against           For          Against SHP
William Blair      CBC          N/A          Against           N/A              N/A
 Delaware          CBC          CBC          Against         Against            For
 Franklin          CBC          CBC          Against         Against            For
   Kayne       Follows ISS  Follows ISS        MR            Against            For



                                                                                 Removing
                                                               Management     restrictions on
                           Restricting SH                   ability to alter  the right of SH
                           ability to call  SH ability to   the size of the       to act
               Cumulative      special      act by written   board without     independ. of
                 voting       meetings          consent       SH approval       management
    ISS          CBC(7)        Against           For            Against             N/A
   MLIM          Against         N/A             N/A              N/A               N/A
J.P. Morgan        CBC         Against         Against          Against             For
  INVESCO          For         Against           For              N/A               For
Rittenhouse        For         Against           For            Against             For
   Levin         CBC(7)          CBC             CBC              N/A               CBC
Lord Abbett      Against         N/A             N/A              N/A               N/A
  Lazard           CBC         Against           For              N/A               N/A
   NACM            For         Against           For            Against             For
    JWS          Against       Against           For              CBC               CBC
    NWQ          CBC(7)        Against           For            Against             N/A
   Fayez         Against       Against           For            Against             N/A
  Seneca           For           For           Against            For               N/A
  NFJ/CCM        Against         For           Against          Against             N/A
William Blair      N/A           N/A             N/A            Against             N/A
 Delaware        CBC(7)        Against           For            Against             For
 Franklin          For         Against           For            Against             For
   Kayne         Against       Against           For            Against             N/A


----------
(7) Votes CBC to allow cumulative voting, but votes against proposals to eliminate it.

     GENERAL GUIDELINES FOR TAKEOVERS, TENDER OFFERS, AND CORPORATE DEFENSES


                 Proposal to have
                   poison pills
                   submitted to      Adopting a poison
                 shareholders for  pill; MP to ratify a  Proposal to redeem a  Adopting Fair Price
                   ratification        poison pill           poison pill         Provisions (FPP)
      ISS            For SHP               CBC                 CBC SHP               CBC(8)
      MLIM             For               Against                 For                  N/A
  J.P. Morgan        For SHP               CBC                 CBC SHP               For(8)
    INVESCO            N/A               Against                 N/A                  For
  Rittenhouse        For SHP             Against               For SHP                CBC
     Levin           CBC SHP             CBC SHP               CBC SHP                N/A
  Lord Abbett        For SHP               CBC                   CBC                  For
     Lazard            For                 CBC                   CBC                Against
      NACM           For SHP         Follows ISS (MP)      Follows ISS (SHP)         For(8)
      JWS              For               Against                 For                 CBC
      NWQ            For SHP               CBC                 CBC SHP               CBC(8)
     Fayez           For SHP           Follows ISS           Follows ISS          Follows ISS
     Seneca        Against SHP             CBC                   N/A                  CBC
     NFJ/CCM           For                 CBC              For MP; CBC SHP        For MP(8)
 William Blair         CBC               Against               Against              Against
    Delaware         For SHP              CBC MP               CBC SHP                CBC
    Franklin         For SHP             Against                 CBC                  CBC
     Kayne           For SHP           Follows ISS            Follows ISS          Follows ISS





                   Lowering the SH                     Requiring a super-
                 vote requirement in  Anti-Greenmail  majority SH vote to
                    existing FPPs       provisions       effect change
      ISS                N/A                For             Against
      MLIM               N/A                N/A               N/A
  J.P. Morgan            N/A                For             Against
    INVESCO              N/A                For             Against
  Rittenhouse          For SHP              For             Against
     Levin               N/A          CBC SHP;For MP          CBC
  Lord Abbett            N/A                For               N/A
     Lazard              N/A                N/A             Against
      NACM               For                For             Against
      JWS                CBC                For             Against
      NWQ                N/A                For             Against
     Fayez               N/A                For             Against
     Seneca            For SHP              CBC             Against
     NFJ/CCM           For SHP              For             Against
 William Blair           N/A              Against           Against
    Delaware             For                For             Against
    Franklin             CBC                For             Against
     Kayne           Follows ISS       Follows ISS          Against


----------
(8) Will vote against if SH vote requirement is greater than a majority of disinterested shares.

      GENERAL GUIDELINES FOR MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS


                                     Independent Vote
                                      Tabulators and   Allowing Significant
                                       Independent     SHs equal access to   Bundled
                                      Inspectors of     management's proxy   (Conditioned)
                Confidential voting     elections           materials        Proposals
      ISS               For              For SHP               For                CBC
      MLIM              For                For                 N/A                N/A
  J.P. Morgan         For SHP            For SHP               For                CBC
    INVESCO             For                N/A                 For                N/A
  Rittenhouse           For              For SHP               For                CBC
     Levin            For SHP            For MP                N/A                N/A
  Lord Abbett         For SHP              N/A                 N/A                N/A
     Lazard             For                N/A                 N/A                N/A
      NACM              For                For                 For            Follows ISS
      JWS               For            Against SHP             CBC                CBC
      NWQ               For              For SHP               For                CBC
     Fayez              For                MR                  For            Follows ISS
     Seneca             CBC                CBC                 CBC                CBC
     NFJ/CCM            For                For                 For                N/A
 William Blair          N/A                N/A                 N/A                N/A
    Delaware            For              For SHP               N/A                CBC
    Franklin            For              For SHP               For                CBC
     Kayne              For                MR                  For            Follows ISS




                                                               Giving Management
                                      Changing date, time,   authority to adjourn a
                Shareholder Advisory  or location of annual    SH meeting for any
                     Committee             SH meeting                reason
      ISS               CBC            For MP; Against SHP           Against
      MLIM              N/A                    N/A                     N/A
  J.P. Morgan           N/A                Against SHP                 N/A
    INVESCO             N/A                    N/A                     N/A
  Rittenhouse           For                    N/A                     N/A
     Levin              N/A                    N/A                     N/A
  Lord Abbett           N/A                    N/A                     N/A
     Lazard           Against                   MR                   Against
      NACM          Follows ISS            Against SHP                 N/A
      JWS           Against SHP        For MP; Against SHP             CBC
      NWQ               CBC            For MP; Against SHP           Against
     Fayez          Follows ISS        For MP; Against SHP           Against
     Seneca             CBC                    N/A                     N/A
     NFJ/CCM        Against SHP            Against SHP                 N/A
 William Blair          CBC                    N/A                     N/A
    Delaware            N/A            For MP; Against SHP           Against
    Franklin            CBC            For MP; Against SHP           Against
     Kayne          Follows ISS        For MP; Against SHP           Against

                        GENERAL GUIDELINES FOR AUDITORS



                                                                                               Requiring a company to
                                                                 Restricting ability of        periodically change its
                                   Approval of independent         auditors to provide      audit firm (every 5 years or
                                          auditors                 non-audit services                   more)
              ISS                            For                           CBC                           For
             MLIM                            For                           N/A                           N/A
          J.P. Morgan                       For(9)                         N/A                           For
            INVESCO                          For                           N/A                           N/A
          Rittenhouse                      For(10)                         CBC                           CBC
             Levin                           For                           N/A                           N/A
          Lord Abbett                        MR                            N/A                           N/A
            Lazard                           MR                            N/A                           N/A
             NACM                            For                           N/A                           N/A
              JWS                            For                         Against                       Against
              NWQ                            For                           CBC                           For
             Fayez                           For                       Follows ISS                       For
            Seneca                           For                           CBC                           CBC
            NFJ/CCM                          For                       Against SHP                   Against SHP
         William Blair                       For                           N/A                           N/A
           Delaware                          For                         CBC SHP                       For SHP
           Franklin                         For(9)                         CBC                           CBC
             Kayne                           For                       Follows ISS                   Follows ISS


----------
(9) Will vote against auditor ratification and withhold votes from audit committee members if non-audit fees exceed audit fees.

(10) Will vote against the ratification of auditors and withhold votes from audit committee members if non-audit fees are greater than the sum of audit fees, audit-related fees and permitted tax fees (but will give special consideration to a one-time special project increase in non-audit fees).

                    GENERAL GUIDELINES FOR CAPITAL STRUCTURE



                                                     Increasing
                Share repurchase                      number of                                        Increasing the
                 programs where                       shares of                                           number of
                   all SH can                       common stock                     Increase shares  authorized blank
                 participate on       Stock        authorized for    Reverse stock      for debt      check preferred
                  equal terms         split             issue            split        restructuring        shares
                  -----------         -----             -----            -----        -------------        ------
     ISS               For              For              CBC              For              CBC              CBC
    MLIM               For              For              N/A              N/A              N/A              N/A
 J.P. Morgan         For MP           For MP             CBC            For MP             CBC              CBC
   INVESCO             N/A            For(12)            CBC              N/A              N/A              N/A
 Rittenhouse         For MP           For MP           For(13)          Against            CBC            Against
    Levin            For MP           For MP             CBC            For MP           For MP             N/A
 Lord Abbett           N/A              MR               MR               MR               MR               N/A
   Lazard              For            For MP         For MP(12)         For MP             N/A            Against
    NACM             For MP           For MP         Follows ISS      Follows ISS      Follows ISS      Follows ISS
     JWS               For             For(12)         For(15)          For(12)            CBC            Against
     NWQ               For              For              CBC              For              CBC              CBC
    Fayez              For              For          Follows ISS          For          Follows ISS      Follows ISS
   Seneca            For MP           For MP             CBC            For MP             CBC              CBC
   NFJ/CCM           For MP           For MP           For MP           For MP             CBC            Against
William Blair          For              N/A              CBC              N/A              CBC              CBC
  Delaware           For MP           For MP           CBC(17)          For MP             For            Against
  Franklin             For            For MP           CBC(14)            For              CBC              CBC
    Kayne              For              For          Follows ISS      Follows ISS      Follows ISS      Follows ISS



                                  Requiring SH
                                  ratification
                                       of
                     Creating      blank check
                       a new        preferred
                       class          stock                      Authorizing
                     of common       issues       Authorizing     preferred
                    stock with      for other     the creation   stock with
                     superior      than general  of blank check  reasonable,
                      voting        corporate      preferred      specified
                      rights        purposes         stock         rights
                      ------        --------         -----         ------
        ISS           Against          For        Against(11)        N/A
       MLIM             N/A            N/A            N/A            N/A
    J.P. Morgan         N/A            For         Against(11)       For
      INVESCO           N/A            N/A            N/A            CBC
    Rittenhouse       Against          For          Against          N/A
       Levin          Against          N/A            N/A          For MP
    Lord Abbett         N/A            N/A            N/A            N/A
      Lazard            CBC            For          Against       For MP(12)
       NACM             N/A            For        Against(14)    Follows ISS
        JWS           Against        Against          CBC          CBC(16)
        NWQ           Against          For        Against(11)        N/A
       Fayez          Against          For          Against          N/A
      Seneca            N/A            CBC            CBC            N/A
      NFJ/CCM         Against          For          Against         For(12)
   William Blair        N/A            N/A            CBC            For
     Delaware         Against          N/A        Against(11)        For
     Franklin         Against          For        Against(15)        CBC
       Kayne          Against          For         Against*      Follows ISS



----------
11    Will vote for if shares can't be used as a takeover defense.
12    As long as not related to anti-takeover measures.
13    Will vote against if the number of shares (post-increase) is excessive.
14 Will vote for where company states that the stock will not be used as a takeover defense or carry superior voting rights.
15 If not an anti-takeover measure and if not greater than 5 times number currently outstanding.
16 Votes for MP to increase authorized preferred stock or to create new classes of preferred stock; also votes for the elimination of classes of preferred stock

                GENERAL GUIDELINES FOR COMPENSATION AND BENEFITS



                                                                                                                 Employee stock
                                                                                                                   purchase or
                                              Submitting                                                            ownership
                                             golden & tin            Retirement            SHP to limit            plans that
                      Compensation           parachutes for         benefits for           executive and          apply to all
                          plans             SH ratification       outside directors        director pay             employees
                          -----             ---------------       -----------------        ------------             ---------
     ISS                   CBC                    For                    N/A                    CBC                    CBC
    MLIM             Follows ISS(19)              N/A                  Against                  N/A                    For
 J.P. Morgan               CBC                    N/A                    N/A                    CBC                  For(20)
   INVESCO               For MP                   N/A                    N/A                    N/A                    N/A
 Rittenhouse               CBC                  N/A(22)                  N/A                    CBC                    For
    Levin                  CBC                  CBC SHP                CBC SHP                  CBC                    CBC
 Lord Abbett             For MP                   N/A                    N/A                    N/A                    N/A
   Lazard                  For                    N/A                    N/A                  Against                  For
    NACM               Follows ISS              For SHP              Follows ISS            Follows ISS            Follows ISS
     JWS                   For                    For                  For(23)                Against                For(24)
     NWQ                   CBC                    For                    N/A                    CBC                    CBC
    Fayez              Follows ISS                For                    N/A                  Follows              Follows ISS
   Seneca                  CBC                    CBC                    CBC                    CBC                  For(24)
   NFJ/CCM                 CBC                  For(25)                  N/A                  Against              For MP(26)
William Blair              CBC                    CBC                  Against                  CBC                    N/A
  Delaware                 CBC                    For                  Against                Against                  CBC
  Franklin                 CBC                    For                  Against                  CBC                    CBC
    Kayne             Follows ISS*                For                  Against              Follows ISS            Follows ISS




                   Implementing a    Paying outside       Further disclosure
                  401(k) savings        directors                 of
                       plan              only in             executive and
                   for employees          stock             director pay(1)
                     ---------            -----             ---------------
     ISS                 For               N/A                    For
    MLIM                 N/A             Against                Against
 J.P. Morgan             For               N/A                  For SHP
   INVESCO               N/A             For(21)                  N/A
 Rittenhouse             For               N/A                  CBC SHP
    Levin                N/A               N/A                  CBC SHP
 Lord Abbett             N/A               N/A                    N/A
   Lazard                N/A               N/A                  Against
    NACM                 For           Follows ISS              For SHP
     JWS                 CBC               CBC                Against SHP
     NWQ                 For               N/A                    For
    Fayez                For               N/A                    For
   Seneca                For               N/A                  CBC SHP
   NFJ/CCM             For MP              N/A                Against SHP
William Blair            N/A               N/A                    N/A
  Delaware               For             Against                For SHP
  Franklin               For               CBC                    For
    Kayne                For           Follows ISS            Follows ISS



----------
18    In addition to what is required by SEC regulations.
19 If ISS's recommendation is based solely on whether the company's compensation plan satisfies the allowable cap that ISS calculates. If ISS's recommendation is based on additional factors, examines the proposed compensation plan.
20 Votes for plans with an offering period of 27 months or less and voting power dilution is 10% or less; otherwise, votes against.
21    As long as priced at market value.
22    Vote for SHP to have golden and tin parachutes eliminated.
23    Against all SHP to interfere with director compensation.
24    Should not exceed 10% of the number of shares outstanding.
25 Vote for MP to limit golden parachutes; vote against SHP to limit golden parachutes.
26    As long as the plan does not permit a discount greater than 15%

             GENERAL GUIDELINES FOR STATE OF INCORPORATION, MERGERS
                          AND CORPORATE RESTRUCTURING



                                               Changing
                     Opting in or out of       Company's         Reincorporation          Mergers
                       state takeover           state of           outside                  and               Corporate
                          statutes           incorporation           of U.S.           Acquisitions         Restructuring
                          --------           -------------           -------           ------------         -------------
     ISS                     CBC                  CBC                  N/A                  CBC                  CBC
    MLIM                     N/A                  N/A                  N/A                  N/A                  N/A
 J.P. Morgan                 CBC                  CBC                Against                CBC                  CBC
   INVESCO                   N/A                  N/A                  N/A                  N/A              For MP(27)
 Rittenhouse                 CBC                  CBC                  N/A                  CBC                  CBC
    Levin                    N/A                  CBC                  N/A                  CBC                  CBC
 Lord Abbett                 N/A                  N/A                  N/A                  N/A                  N/A
   Lazard                    N/A                  N/A                  N/A                  CBC                  CBC
    NACM                 Follows ISS          Follows ISS              N/A              Follows ISS          Follows ISS
     JWS                   Against              For(28)              Against                CBC                  CBC
     NWQ                     CBC                  CBC                  N/A                  CBC                  CBC
    Fayez                Follows ISS          Follows ISS              N/A              Follows ISS          Follows ISS
   Seneca                    CBC                  CBC                  N/A                  CBC                  CBC
   NFJ/CCM             For (opting out          CBC(29)                N/A                  CBC                  CBC
                            only)
William Blair                N/A                  CBC                  CBC                  For                  CBC
  Delaware                   CBC                  CBC                  N/A                  CBC                  CBC
  Franklin                   CBC                  CBC                Against                CBC                  CBC
    Kayne                Follows ISS          Follows ISS           Follows ISS         Follows ISS          Follows ISS




                                                       Allowing the board to
                                                      consider non-shareholder
                                                       constituents or other
                                         Proposal      non-financial effects
                     Rights of         to change the     when evaluating a
                     Appraisal        company's name      business change
                     ---------        --------------      ---------------
     ISS                For                 For                 N/A
    MLIM                N/A                 For                 N/A
 J.P. Morgan            For                 For               Against
   INVESCO              N/A                 N/A                 N/A
 Rittenhouse            For                 For                 N/A
    Levin               N/A                 N/A                 N/A
 Lord Abbett            N/A                 N/A                 N/A
   Lazard               N/A                 MR                  N/A
    NACM                For                 For               Against
     JWS                CBC             For MP(28)              CBC
     NWQ                For                 For                 N/A
    Fayez               For                 For                 N/A
   Seneca               For                 For                 N/A
   NFJ/CCM          Against SHP           For MP              Against

William Blair           N/A                 CBC                 N/A
  Delaware              For                 For               Against
  Franklin              For                 For               Against
    Kayne               For                 For               Follows ISS



----------
27    If it provides SH with economic value.
28    Unless it is an anti-takeover measure.
29 Votes against reincorporation in a state with more stringent anti-takeover and related provisions.

THE FOLLOWING NARRATIVES AND BULLET POINTS SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION PRESENTED IN THE PRECEDING CHART

      INSTITUTIONAL SHAREHOLDER SERVICES, INC.SM ("ISS") - ISS is an independent proxy voting service. A number of the Sub-Advisers, as noted below, have hired ISS to review proxy proposals and make voting recommendations. While ISS is often asked to make such recommendations based on the Sub-Adviser's own guidelines, ISS has also developed its own guidelines that Advisers can elect to utilize.

ISS GENERALLY RECOMMENDS VOTING FOR:
   -  Management Porposal ("MP") to reduce the par value of common stock.
   - Environmental or social reports (1) on the level of greenhouse gas emissions, (2) outlining vendor standards compliance, (3) on a company's involvement with space based weaponization, (4) on a company's efforts to diversify the board, (5) on affirmative action initiatives, and (6) outlining the company's progress towards the Glass Ceiling Commission's business recommendations.

ISS GENERALLY RECOMMENDS VOTING AGAINST:
   - Shareholder Proposal ("SHP") to impose a mandatory retirement age for outside Directors.
   - Proposals that provide the only continuing Directors may elect replacements to fill board vacancies.
   -  Dual class exchange offers and dual class recapitalizations.
   - Environmental and social proposals (1) that completely phase out genetically modified ingredients from a company's products, (2) asking companies to report on the health and environmental effects of genetically modified ingredient, (3) asking companies to report on its policies aimed at curtailing gun violence in the U.S., (4) seeking stronger product warnings, (5) seeking prohibition of investment in tobacco equities, (6) asking a company to affirm political nonpartisanship in the workplace, (7) to report or publish in newspapers the company's political contributions,
      (8) disallowing the company from making political, (9) requesting reports on foreign military sales or offsets, (10) seeking information on the diversity efforts of suppliers and service providers, and (11) to extend company benefits to or eliminate benefits from domestic partners.

ISS GENERALLY RECOMMENDS VOTING ON A CASE-BY-CASE BASIS:
   -  SHP that seek preemptive rights.
   -  Creation of a tracking stock.
   -  MP to reprice stock options.
   -  Proposals to cancel or ratify golden or tin parachutes.
   -  Environmental or social proposals not already mentioned.

      MERRILL LYNCH INVESTMENT MANAGERS ("MLIM") - MLIM makes proxy voting decisions that it believes are solely in the best interests of its clients. MLIM will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. MLIM has formed a Proxy Voting Committee to address proxy voting issues. The Committee will be chaired by the Chief Investment Officer of MLIM and will consist of portfolio managers and investment analysts who are representative of various divisions of MLIM. No MLIM employee whose responsibilities relate primarily to marketing or sales may serve as a member of the Committee, and the Committee's membership shall be limited to full-time employees of MLIM. The Committee will vote by following the guidelines that it has established. However, the Committee will analyze each proxy individually in order to ensure that it is voting in the best interests of the client. When a material issue is involved in voting a proxy and the issuer is an affiliate of MLIM, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise it on how to vote or to cast the vote for it. The Committee has also hired ISS to assist it. The services provided by ISS include in-depth research, voting recommendations, vote execution, and record keeping.

MLIM GENERALLY VOTES FOR:
   -  Proposals seeking election of supervisory board members.
   -  Proposals to allow a board of directors to delegate powers to committees.

   -  Proposals to elect account inspectors.
   -  Proposals seeking authorization to fix the remuneration of auditors.
   -  Approving internal statutory auditors.
   - Proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years.
   - Proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights.
   - Proposals to denominate or authorize denomination of securities or other obligations or assets in Euros.
   -  Proposals designating two shareholders to keep minutes of the meeting.
   - Proposals concerning accepting or approving financial statements and statutory reports.
   -  Proposals approving the discharge of management and the supervisory board.
   -  Proposals approving the allocation of income and dividends.
   - Proposals seeking authorization to file required documents/other formalities.
   - Proposals to authorize the corporate board to ratify and execute approved resolutions.
   -  Proposals electing a chair of the meeting.
   -  Proposals to permit "virtual" shareholder meetings over the Internet.

MLIM GENERALLY VOTES AGAINST:
   - Proposals seeking additional representation of women and/or minorities to a board of directors.
   -  Proposals to require a mandatory retirement age for directors.
   -  Proposals to reprice stock options.
   -  Proposals seeking authorization to issue shares without preemptive rights.
   - Proposals that seek authority to act on "any other business that may arise."
   -  Proposals to require rotating the sites for shareholder meetings.
   - Proposals that seek to limit corporate conduct because of environmental or social concerns.
   - Proposals that seek to require companies to report on environmental or social concerns.

      J.P. MORGAN INVESTMENT MANAGEMENT INC. ("J.P. MORGAN") - Generally, J.P. Morgan's proxy voting policies are designed with the uniform objective of encouraging corporate action that enhances shareholder value. To accomplish this goal, J.P. Morgan has adopted guidelines that were developed and approved by its Proxy Committees. A Proxy Committee and a Proxy Administrator (a J.P. Morgan professional) have been selected for each global location where proxy voting decisions are made. The Committees will consist of the Proxy Administrator for that region and senior officers from among the investment, legal, compliance, and risk management departments. The Proxy Administrators are charged with oversight of the proxy voting procedures and the entire proxy voting process. Additionally J.P. Morgan, may, but shall not be obliged to, retain the services of an independent proxy voting service to assist it in the proxy voting process.

      In the event that a J.P. Morgan investment professional makes a voting recommendation in connection with an "Override" (issues not covered by the guidelines, issues requiring a case-by-case determination, or a vote contrary to the guidelines) he or she must provide the appropriate Proxy Administrator with written certification that he or she received no communication in regard to the proxy that would violate any of J.P. Morgan's policies, received no communications that would suggest the existence or an actual or potential conflict between J.P. Morgan's interests and that of its clients, and that he or she was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the client's interests. This certification must also contain an analysis supporting the "Override" recommendation.

      J.P. Morgan has adopted policies and procedures to address material conflicts of interest that may arise between J.P. Morgan's interests and those of its clients. J.P. Morgan has adopted a Safeguard Policy and established formal informational barriers designed to restrict the flow of information from J.P. Morgan Chase's securities, lending, investment banking, and other divisions to J.P. Morgan investment professionals. These informational barriers include computer firewalls, the establishment of separate legal entities, and the physical separation of employees from separate business divisions. Material conflicts of interest are also avoided by voting in accordance with the guidelines as pre-determined by the Proxy Committees. When an "Override" vote occurs and a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. In the event that they find an actual conflict, they will decide how to vote the proxy. Additionally, in the course of addressing a material conflict, J.P. Morgan may elect to take one or more of the following measures, or other appropriate action: removing or "walling off" certain personnel from the proxy voting process, voting in accordance with the guidelines, or deferring the vote to an independent voting service.

      Because the regulatory framework and the business cultures and practices vary from region to region of the world, J.P. Morgan has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America, and South America (3) Asia (excluding Japan), and
(4) Japan. Only the North American guidelines are summarized here and in the chart.

J.P. MORGAN GENERALLY VOTES FOR:
   -  Proposals to limit the size of the board to 15 members.
   -  Creation of an independent nominating committee.
   -  Proposals to adjourn meetings when votes are not sufficient.
   - Proposals to allow shareholders to bring up "other matters" at shareholder meetings.
   -  SHP requesting that companies disclose the names of SH proponents.
   -  MP to reduce the par value of common stock.
   - Cash and cash-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.
   -  SHP to expense fixed-price options.

J.P. MORGAN GENERALLY VOTES AGAINST:
   - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.
   -  SHP to include non-management employees on the board.
   - Proposals to increase the number of authorized shares of a class of stock that has superior voting rights.
   -  Repricing stock options.
   - Proposals requiring executives to hold the stock received upon option exercise for a specified period of time.

J.P. MORGAN GENERALLY VOTES ON A CASE-BY-CASE BASIS:
   - Proposals that require companies to seek shareholder approval before placing 10% or more of the voting stock with a single investor.
   -  SHP for performance pay.
   -Proposals to ratify or cancel golden or tin parachutes.
   -  All proposals related to environmental and social issues.

      INVESCO - NATIONAL ASSET MANAGEMENT GROUP ("INVESCO") - INVESCO believes that it has a duty to vote proxies in a manner that will add value to the client's investment. INVESCO has created a Proxy Committee to establish guidelines and procedures for voting proxies. The Proxy Committee will consist of certain of INVESCO's equity investment professionals and non-equity investment professionals. The Committee will appoint a proxy manager and/or hire a third-party proxy agent to analyze proxies, act as a liaison to the Proxy Committee, and manage the proxy voting process. In order to avoid the appearance of impropriety when there is an apparent conflict of interest, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity, or where any member of the Proxy Committee has a personal conflict of interest, and where a clients' funds are invested in that company's shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of the client. In addition, members of the Committee must notify INVESCO's Chief Compliance Officer ("CCO") of any improper influence made by anyone within INVESCO or an affiliated company with regard to how INVESCO should vote proxies. The CCO will report his findings to the Management Committee, which will determine if improper influence was made. If the Management Committee comes to such a determination, they will take the appropriate action, including, but not limited to, (1) notifying the affiliated company's CEO, management committee, or board of directors, (2) taking any remedial action necessary to correct harm to clients that is the result of the improper influence, and (3) notifying the appropriate regulatory


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agencies. In all cases, the Proxy Committee shall not take into consideration the improper influence and will vote proxies solely in the best interest of clients. Furthermore, members of the Proxy Committee must advise INVESCO's CCO of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies. Such member may then be required to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how the proxy should be voted.

      While INVESCO will evaluate each proposal separately, it will generally vote for a proposal unless it believe that adoption of the proposal may have a negative impact on the economic interests of shareholders.

INVESCO GENERALLY VOTES FOR:

      - Management sponsored anti-takeover proposals that enhance management's bargaining position and, when combined with other anti-takeover provisions, does not discourage serious offers.

      -     Proposals to eliminate poison pill provisions.

      -     Proposals to re-evaluate or eliminate in-place "shark repellents."

      -     Stock option plans and/or stock appreciation right plans.

      - Profit incentive plans provided the option is priced at 100% fair market value.

      -     Profit sharing, thrift, or similar savings plans.

      -     Proposals to reorganize into a holding company.

      -     International Labor Organization Principles.

      - Resolutions seeking basic labor protections and equal employment opportunity.

      -     Expanding EEO/Social Responsibility Reporting.

INVESCO GENERALLY VOTES AGAINST:

      -     "Sweeteners" to attract support for proposals.

      -     Unequal voting rights proposals ("superstock").

      -     Proposals to vote unmarked proxies in favor of management.

      -     Proposals to eliminate existing pre-emptive rights.

      - Proposals authorizing the company's board of directors to adopt, amend or repeal by-laws without shareholder approval.

      - Proposals authorizing management or the board to buy back shares at premium prices without shareholder approval.

      - Stock options that permit issuance of loans to management or employees with authority to sell stock purchased by the loan without immediate repayment.

      -     Stock option plans that are overly generous.

      -     Golden and tin parachutes.

      - Proposals creating an unusually favorable compensation structure in advance of a sale of the company.

      - Proposals that fail to link executive compensation to management performance.

      - Acceleration of stock options/awards if the majority of the board changes within a two year period.

      - Adoption of a stock purchase plan at less than 85% of fair market value.

      - Proposals designed to discourage mergers and acquisitions in advance.

      - Proposed social responsibility initiatives if the company already has adequate procedures in place to monitor social responsibility.

       Rittenhouse Asset Management, Inc. ("Rittenhouse") - Rittenhouse has assigned oversight of the proxy voting process to the Corporate Governance Committee. The Committee grants authority to staff members to vote proxies in accordance with the guidelines they have developed. The Corporate Governance Committee retains the authority to deliberate and provide voting direction on contentious issues.


      The Corporate Governance Committee shall meet periodically to review the proxy voting process and evaluate whether there are any material conflicts of interest. In determining whether there is a material conflict of interest, the Corporate Governance Committee shall evaluate the facts and circumstances of the situation and the relationship between Rittenhouse and its directors,



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officers and employees, and the issuer and its directors, officers and employees. In particular, Rittenhouse will consider the overall materiality of any fees paid by a corporate client to Rittenhouse and relationships among directors, officers and employees of Rittenhouse (and their close relatives) and officers, directors, candidates for director of the issuer and named participants in a proxy contest. If an issuer is a client of Rittenhouse that accounts for more than 5% of Rittenhouse's annual revenues, such relationship will be deemed to raise material conflicts of interest with respect to such issuer's proxies. Holdings by members of the Corporate Governance Committee (and their close relatives) in securities of an issuer of less than 5% of such issuer's outstanding securities will be deemed not to raise material conflicts of interest; personal holdings of 5% and above will be evaluated on a case-by-case basis. In addition, members of the Corporate Governance Committee are required to report to the other members of the Committee if they have been lobbied by a Rittenhouse officer or employee on a proxy voting matter, so the Committee can evaluate whether a conflict exists with respect to that director or employee and whether that conflict could affect the Committee's decision.



      Although Rittenhouse has affiliates that provide investment advisory, broker-dealer, insurance or other financial services, it does not generally receive non-public information about the business arrangements of such affiliates (except in limited circumstances such as with regard to major distribution partners of their investment products) or the directors, officers and employees of such affiliates. Therefore, Rittenhouse is unable to consider such information in its process of determining whether there are material conflicts of interest.



      Unless the Corporate Governance Committee otherwise determines (and documents the basis for its decision) or as otherwise provided below, proxies shall be voted in a manner consistent with the guidelines set forth below and in the preceding chart. Where a material conflict of interest has been identified and the matter is addressed in the Guidelines, the proxies shall be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered in the Guidelines, the Corporate Governance Committee shall follow the recommendation of, or delegate voting to, a third party proxy service provider, or disclose the conflict to the client and advise the client that its securities will be voted upon the client's written direction.



Rittenhouse generally votes for







      -     Expensing the cost of stock options



      - Disclosure reports that seek additional information on environmental, energy and employment discrimination concerns when it appears that companies have not already adequately addressed the issue



Rittenhouse generally votes against



      -     Dual class exchange offers and dual class recapitalizations



      -     To create preemptive rights



      -     Golden and tin parachutes



Rittenhouse generally abstains from voting:



      - Approving any other business that may come before the board and was not described in the proxy statement



Rittenhouse generally votes on a case-by-case basis:




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      -     Creation of tracking stock



      JOHN A. LEVIN & CO., INC. ("LEVIN") -

When delegated the responsibility of voting proxies for client accounts, Levin (including its subsidiaries) makes voting decisions to serve the best interests of clients. In fulfilling its obligations to clients, Levin seeks to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide Levin with a statement of proxy voting policy. In these situations, Levin generally seeks to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibilities of Levin.

      To ensure consistency in voting proxies on behalf of its clients, Levin will utilize the proxy voting guidelines set forth by ISS with respect to a wide range of matters. These guidelines address a range of issues, including corporate governance, executive compensation, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. Levin's policies do not follow the ISS guidelines in all respects, and Levin may vote in a manner that is contrary to the general guidelines if it believes that such vote would be in the best interests of Levin's clients.

      Certain accounts, including affiliated investment vehicles, managed by Levin pursuant to alternative investment strategies may make investments with short-term investment horizons, that are transaction specific or are otherwise event driven. For this reason, the application of the general guidelines, which are geared towards achieving what is in the long term best interests of shareholders, may not necessarily be in the best interest of clients of such alternative investment strategies. The employees of Levin responsible for making proxy voting decisions with regard to such accounts will evaluate proposals on an individual basis and may depart from Levin's general guidelines in voting on such proposals in order to best serve the financial interests of the clients of the strategy. As a result, Levin may from time to time cast different votes for different clients with regard to the same proposal. In the case of conflicts of interest, however, the procedures outlined below under "Conflicts of Interest" will be followed with regard to all accounts of Levin.

      Levin is sensitive to conflicts of interest that may arise in the proxy decision-making process. For example, conflicts of interest may arise when (i) proxy votes are solicited by an issuer who has an account relationship with Levin; (ii) proxy votes are solicited by an issuer that has a material business relationship with Levin; (iii) a proponent of a proxy proposal has a business relationship with Levin (e.g., a pension fund or an employee group for which Levin manages money); (iv) Levin has material business relationships with participants in proxy contests, corporate directors, or candidates; or (v) an employee of Levin may have a personal interest in the outcome of a particular matter.

      These items are only examples; additional conflicts of interest may arise from time to time. All employees of Levin are required to communicate any potential conflicts of interest with the Legal/Compliance


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Department immediately. The Legal/Compliance Department will keep an updated
"Proxy Conflicts Watch List" containing the names of issuers in which the firm has identified a conflict of interest.

      It is the Firm's policy to resolve all conflicts of interest in the clients' collective best interest. In order to ensure an unbiased decision on matters of conflict in situations, Levin has retained ISS, an independent third party with expertise in proxy voting and corporate governance, to provide research and recommendations and will vote in accordance with recommendations provided by ISS; provided, however, that a portfolio manager with regard to an investment strategy may seek approval from the Legal/Compliance Department to vote differently from such recommendation if the portfolio manager believes that there is compelling evidence that voting differently would be in the best interests of Levin's clients.

      In situations where a client of the firm requests to direct their vote, the client's instructions will supercede all other policies.

      In situations where a client of Levin may have a relationship with an issuer or the proponent of a proposal, Levin may take such fact into consideration and vote on behalf of such client in a manner that differs from the manner in which Levin votes on behalf of other clients.

      The operations department of Levin (the "Operations Department") is responsible for identifying the clients for whom Levin is required to vote proxies and provides to the portfolio managers the proxy proposals and ISS recommendations relating to the securities held in the accounts managed by such portfolio managers The portfolio managers are responsible for making a voting determination based on the proxy voting guidelines of Levin and for directing the Operations Department as to the manner in which proxies shall be voted in the event that their voting decision differs from that of ISS. Members of the Legal/Compliance Department of Levin shall review the instructions provided by the portfolio managers to insure that such instructions comply with the proxy voting guidelines of Levin. Levin utilizes ISS VoteX software to tabulate and record proxies voted on behalf of its clients.

LEVIN GENERALLY VOTES FOR:

      - Proposals to ratify auditors, unless any of the following apply: (i) an auditor has a financial interest in or association with the company, and is therefore not independent; (ii) fees for non-audit services are excessive; or (iii) there is a reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

      - SHP asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

      - SHP asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

      - SHP requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

      -     MP to adopt confidential voting.

      - Reincorporation when the economic factors outweigh any neutral or negative governance changes.

      - Proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

      - Proposals to create a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholder and/or (ii) it is not designed to preserve the voting power of an insider or significant shareholder.

      - Employee stock purchase plans where all of the following apply: (i) purchase price is at least 85% of fair market value; (ii) offering period is 27 months or less, and/or (iii) potential voting power dilution (VPD) is 10% or less.

LEVIN GENERALLY VOTES AGAINST:

      -     Proposals to eliminate cumulative voting.


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      -     Proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

      - Proposals to create a new class of common stock with superior voting rights.

      - Equity plans that explicitly permit repricing or where the company has a history or repricing without shareholder approval.

      - Employee stock purchase plans where any of the opposite conditions obtain.

LEVIN GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      - Votes on director nominees, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

      - Proposals to classify the board or to repeal classified boards and to elect all directors annually.

      - SHP requiring that the positions of Chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into accounting determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

      - Proposals to restrict or prohibit shareholders from taking action by written consent.

      - Proposals to allow or make easier shareholder action by written consent.

      - Proposals to restrict or prohibit shareholder ability to call special meetings.

      - Proposals that remove restrictions on the right of shareholders to act independently of management.

      -     Proposals to require a supermajority shareholder vote.

      -     Proposals to lower supermajority vote requirements.

      - Proposals to restore or permit cumulative voting relative to the company's other governance provisions.

      - Votes in a contested election of directors must be evaluated, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

      - Reimbursing proxy solicitation expenses. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

      - SHP that ask a company to submit its poison pill for shareholder ratification.

      - SHP to redeem a company's poison pill and management proposals to ratify a poison pill.

      - Mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

      - Proposals to change a company's state of incorporation, giving consideration to both financial and corporate governance provisions, and a comparison of the jurisdictional laws.

      - Proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

      - Compensation plans. The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, it is compared to a company specific dilution cap.

      - MP seeking approval to reprice options giving consideration to the following: (i) historic; (ii) trading patterns; (iii) rationale for the repricing; (iv) value-for-value exchange; (v) option vesting;
            (vi) term of the option; (vii) exercise price and (viii) participation.

      -     Employee stock purchase plans.

      - All other SHP regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.


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      -     These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

      LORD, ABBETT & CO. LLC ("LORD ABBETT") - Lord Abbett has a Proxy Committee that is responsible for establishing voting policies and for the oversight of the proxy voting process. The Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Lord Abbett has also retained ISS to analyze proxy issues and recommend voting and to provide assistance in the administration of the proxy voting process, including maintaining complete proxy voting records.

      Because Lord Abbett conducts only one business, managing the investment portfolios of clients, they expect the incidence of a potential conflict of interest to be quite rare. If such a conflict does arise, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by the policies, follow the recommendation of ISS.

      Lord Abbett will generally vote in accordance with management's recommendations.

LORD ABBETT GENERALLY VOTES FOR:

      -     "Chewable Pill" provisions.

LORD ABBETT GENERALLY VOTES AGAINST:

      - In large-cap companies, plans that promote short-term performance at the expense of longer-term objectives.

LORD ABBETT GENERALLY VOTES AS MANAGEMENT RECOMMENDS:

      -     Proposals related to social issues.

      LAZARD ASSET MANAGEMENT LLC ("LAZARD") - Lazard has adopted a Proxy Voting Policy. Lazard believes that its main goal in voting proxies should be to maximize shareholder value in the long-term. Lazard has formed a Proxy Committee that will meet at least semi-annually to review the Policy. A representative of the Legal and Compliance Department must be present at all Proxy Committee meetings. Additionally, Lazard has retained ISS to provide research and other proxy-related services.

      When the guidelines require a case-by-case vote, Lazard believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the proposal. Portfolio Management is also given the opportunity to review all non-routine proposals.

      When there is an appearance of a material conflict of interest for Lazard, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. Currently, in such situations, Lazard defers to the recommendation provided by ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation.

LAZARD GENERALLY VOTES FOR:

      -     MP to adopt or amend dividend reinvestment plans.

      -     Deferred compensation plans.

      - Proposals to submit severance agreements to shareholders for approval.

      - Measures relating to ILO Principles and the adoption of anti-discrimination policies.

LAZARD GENERALLY VOTES AGAINST:


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      -     SHP seeking union or special-interest representation on the board.

      -     SHP seeking to establish age limits for directors.

      - SHP seeking to change the size of a board, requiring women or minorities to serve on a board, or requiring two candidates for each board seat.

      - Changes in capital structure designed to be used in poison pill plans.

      -     Proposals to reprice underwater stock options.

      -     Proposals to approve executive loans to exercise options.

      -     Most SHP involving social and political issues.

LAZARD GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      - Proposals seeking to amend a company's bylaws or charter regarding anti-takeover provisions.

      -     Changing quorum requirements.

      - Matters affecting shareholder rights, such as amending votes-per-share.

      -     MP to issue a new class of common or preferred shares.

      - Proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

      -     Stock option plans and stock appreciation rights plans.

      -     SHP to eliminate or restrict severance agreements.

LAZARD GENERALLY ABSTAINS FROM VOTING:

      - Foreign securities when the costs of voting outweigh any potential benefit.

      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT ("NACM") - NACM has formed a Proxy Committee that includes executive, investment, sales, marketing, compliance, and operations personnel. The Committee is responsible for establishing and reviewing proxy voting policies and procedures. NACM's guidelines and voting actions are to a large extent aligned with the voting recommendations of ISS, to which NACM subscribes. When a case-by-case determination is necessary, input from the investment team will be solicited. The Committee has established operational procedures to ensure that proxies are voted consistent with voting guidelines, that the best proxy analysis is used for each issue, and that all votes are recorded and justified. Any variance from the stated policy, along with the reason for the variance, is carefully noted.

      When facing a conflict of interest between NACM's interests and the interests of a client, NACM will always act in the best interest of its clients. NACM follows a five-stop procedure to screen for conflicts that could influence proxy voting. The procedure is as follows: (1) identify any situation where NACM does not intend to vote in accordance with the normal policies, (2) determine who is directing the vote, (3) review and analyze for potential conflict issues,
(4) have the Proxy Committee review the proposed vote and potential conflict, if any, and make the final voting decision, and (5) have NACM report to the board of trustees of Nicholas-Applegate Institutional Funds any conflict of interest matter and how the Committee resolved it.

NACM GENERALLY VOTES FOR:

      - SHP (in existing dual class companies) asking that the company report to shareholders on the financial impact of the dual class structure and that the company submit its dual class voting structure for SH ratification.

      - SHP that votes to "abstain" not be considered votes "cast" at a meeting (unless otherwise required by state law).

      - MP asking for authority to vote at the meeting for "other matters" not already described in the proxy statement (unless such matters involve substantive issues).

      -     MP to reduce the par value of common stock.

      -     Disclosure reports that seek additional information.

NACM GENERALLY VOTES AGAINST:

      - Proposals that only continuing directors may elect replacements to fill board vacancies.

      - Discounted options and restricted stock without performance criteria.

      -     Dual class exchange offers and dual class recapitalizations.

      - Proposals that include pension fund credits in earnings when calculating executive compensation.


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NACM GENERALLY FOLLOWS THE RECOMMENDATION OF ISS:

      - SHP requesting fuller disclosure of company policies, plans, or business practices.

      -     Proposals to provide shareholders with preemptive rights.

      -     Proposals to ratify or cancel golden or tin parachutes.

      -     Proposals to opt out of disgorgement provisions.

NACM GENERALLY ABSTAINS FROM VOTING:

      - Social issue proposals, unless the proposal is likely to affect shareholder value (then follow ISS).

      -     In countries with "share-blocking."


      J. & W. SELIGMAN & CO. INCORPORATED ("JWS") - The financial interest of shareholders is the primary consideration in determining how JWS votes proxies. JWS has formed a Proxy Committee to establish guidelines and oversee the process for proxy voting. The Committee is chaired by the Chief Investment Officer and includes the General Counsel of JWS. Other members of the Committee may be added from time to time. JWS subscribes to services offered by the Investor Responsibility Research Center ("IRRC"), to provide a summary and analysis of the proposals to be acted upon at shareholder meetings of most companies for which securities are held and to assist JWS in the tracking, voting and recordkeeping of proxies and IRRC does not offer voting recommendations.



      In order to address any potential conflicts of interest, the Chief Compliance Officer maintains a Proxy Watch List that contains the names of the companies that may present the potential for conflict in the voting process with JWS or an affiliate thereof. For example, the Proxy Watch List will include those portfolio companies for which JWS separately manages assets in private accounts or which are significant distributors of JWS's products and services. Proxy voting for those companies on the Proxy Watch List are subject to a higher level of consideration.



      JWS recognizes that it may not always be in shareholders best interest to vote in accordance with its guidelines on a particular issue. As a result, JWS's policies permit a member of the Proxy Committee to approve any deviation from the JWS guidelines. Furthermore, a majority of the Proxy Committee's members must approve any deviation of the guidelines for issuers included on the Proxy Watch List.



      Similarly, one member of the Proxy Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. JWS may consider the views of the management of a portfolio company, as well as the view of JWS's investment professionals when analyzing potential deviations from the guidelines and for those proposals requiring a case-by-case evaluation.


JWS GENERALLY VOTES FOR:

      -     Formation of a director nominating committee.


      -     Ratification of dividend declarations.


      -     Ratification of auditor's remuneration.

      -     Requiring shareholder ratification of independent auditors.

      -     MP to ratify directors actions on routine matters.

      -     MP to authorize directors to take actions on routine matters.

      -     SHP to deny discretionary voting power of management.

      - Proposals regarding the adoption of sunset provisions in poison pills.

      -     Reduction of par value.

      - Reducing the percentage of voting stock required to call a special meeting.

      -     MP to permit telephonic meetings of the board.

      - SHP to report lobbying activities and expenses, to report all political activities, direct and indirect, and to disclose political contributions.


      - Stock option plans, to increase the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option



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            plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders, e.g., all such plans must specifically prohibit repricing.



JWS GENERALLY VOTES AGAINST/WITHHOLD FOR:



      - The entire Board of Directors (or individual directors, as the case may be) if less than 75% of the board is independent, less than 75% of the nominating or compensation committees is independent, or the board has recommended that shareholders vote for either an anti-takeover device or a stock option or purchase plan which JWS votes against.


      -     SHP that link reelection of directors to company performance.

      - SHP that prohibit a director from serving on a board after retirement.

      - SHP to require the inclusion of any special interest group on the board.

      - MP to approve transaction of other business that may come before the annual meeting.

      - SHP to require that a post-stockholder meeting report be provided to all, to require disclosure of unmarked proxies for annual meetings, to include shareholder comments on all proxy proposals, and to publish attendance of each director at board meetings.

      -     Most anti-takeover measures.

      -     Proposals to create open-ended stock appreciation rights.

      -     Restricting shareholder ability to amend by-laws.

      - SHP to require disclosure in proxy statements as to how pension fund assets are invested, to require disclosure of names of consultants used and amounts paid to each (or of prior government service of the consultants), to provide a list of law firms used in the annual report, and to prohibit or report on loans to Third World or developing countries.

JWS GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      -     Large block share issuances.

      -     Restated certificates or articles of incorporation.

JWS GENERALLY FOLLOWS MANAGEMENT'S RECOMMENDATION:

      -     Setting retirement ages of director.

      -     Proposals related to preemptive rights.

JWS GENERALLY ABSTAINS FROM VOTING:

      -     Social or environmental issues.


FOR NON-U.S. PROXIES:


JWS GENERALLY VOTES FOR:


      - Approval of consolidated financial statements as long as the annual report or financial statements are included in the proxy materials.


      -     Ratification of board acts.

      - Setting dividends, allocating profits, authority to repurchase shares, and approval of remuneration reports.

      - Proposals to issues shares with pre-emptive rights up to 50% dilution.

      - Proposals to issue shares without pre-emptive rights up to 10% dilution.

JWS GENERALLY VOTES AGAINST:

      - All proposals where the company has failed to provide adequate information on which to base a decision.

JWS GENERALLY ABSTAINS FROM VOTING:

      -     Where physical representation at a meeting is required.

      -     For countries subject to share blocking restrictions.

      -     Where voting limits the rights to take legal action.

      -     Where adequate information has not been received in a timely manner.


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      NWQ INVESTMENT MANAGEMENT COMPANY, LLC ("NWQ") - NWQ shall vote proxies in respect of securities owned by or on behalf of a client in the client's best interests and without regard to the interests of NWQ or any other client of NWQ. NWQ has established a Proxy Voting Committee to oversee the proxy voting process. Unless the Proxy Voting Committee determines otherwise, proxies will be voted in manner consistent with the proxy voting guidelines established by ISS.

      Where any material conflict of interest has been identified and the matter is covered by the ISS Guidelines, the proxy will be voted in accordance with the Guidelines. Where a material conflict of interest has been identified and the matter is not covered by the ISS Guidelines, NWQ shall disclose the conflict and the Proxy Voting Committee's determination of the manner in which to vote (including the basis for such determination) to the investment company client's Board or its designated committee.


      FAYEZ SAROFIM & CO. ("FAYEZ") -- Fayez has adopted the policy of voting all proxies in accordance with its best judgment concerning the economic long-term best interest of the client owning the securities. Specifically, Fayez relies on the business judgment of the Issuer's management and directors and the fiduciary responsibilities that the Issuer's directors have with respect to the Issuer's securities. However, each of management's proposals are reviewed individually and, if Fayez ascertains that the recommendation is not in the shareholders' best interest, the recommendation will not be followed in voting the proxies.


      Additionally, Fayez retains ISS to provide the following with respect to the voting of proxies: (i) analyses of proposals, (ii) vote recommendations,
(iii) vote execution services and (iv) record keeping services. For each particular proxy voted, the Fayez analyst responsible for research coverage of that area will review the proxy statement. The review includes, but is not limited to, consideration of the ISS analyses and the ISS vote recommendations. The analyst then decides how the proxy should be voted. If the analyst's determination differs from the ISS recommendation, the analyst must submit a written explanation of his decision, which is then reviewed and accepted by a member of the Sarofim Investment Adviser's Investment Committee. Should the member of the Committee agree with the analyst, the analyst's vote and recommendation is binding. If the Committee member disagrees with the analyst, the matter is considered by the Committee as a whole. The Investment Committee's decision is final and binding. No one involved in the consideration process may be an Interested Person.

      SENECA CAPITAL MANAGEMENT LLC ("SENECA") - The fundamental guideline followed by Seneca in voting proxies is to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Seneca has delegated to ISS the responsibility to review proxy proposals and make voting recommendations in a manner consistent with Seneca's Proxy Voting Guidelines. Seneca intends that the Guidelines be applied with flexibility and that each vote be viewed in context.

      Seneca may occasionally be subject to conflicts of interest in the voting of proxies due to the business or personal relationships it maintains with persons having an interest in the outcome of certain votes. Conflicts of interest will be handled in various ways depending on the type and materiality. Where the Proxy Voting Guidelines outline the voting position, as either "for" or "against" such proxy proposal, Seneca will unequivocally follow ISS's recommendation. Where the Proxy Voting Guidelines outline the voting position to be on a "case-by-case basis" for such proposal, or such proposal is not listed in the Proxy Voting Guidelines, then the proxy will either be voted in accordance with the voting recommendation of an independent third party or be voted pursuant to client direction.

SENECA GENERALLY VOTES FOR:

      -     MP to reduce the par value of common stock.

      -     SHP that companies expense stock options.

SENECA GENERALLY VOTES AGAINST:

      -     Dual class exchange offers and dual class recapitalizations.


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
SENECA GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      -     Proposals to create or abolish pre-emptive rights.

      - Proposal giving management discretion to adjourn a shareholder meeting in order to solicit additional votes.

      - Social and environmental proposals (generally supports those that enhance the long-term value of the shares).

SENECA GENERALLY ABSTAINS FROM VOTING:

      - When the cost of voting would exceed any anticipated benefit to the client.

      - In foreign jurisdictions that are "blocking markets" (restrict the right to trade if vote).

      -     When the security has already been sold.


      NFJ INVESTMENT GROUP L.P. AND CADENCE CAPITAL MANAGEMENT LLC ("NFJ/CCM") - Both companies use the proxy voting policies of Allianz Dresdner Asset Management of America ("ADAM"). NFJ/CCM will act in a manner which is intended to enhance the economic value of the underlying securities. Each adviser has formed a Proxy Committee to oversee the proxy voting process and to approve and monitor the outsourcing of voting obligations to third-parties.


      In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM advisers' maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which proxies are voted. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM adviser shall designate an employee or a Proxy Committee member to be responsible for addressing how the ADAM adviser resolves such material conflicts of interest with its clients.


NFJ/CCM GENERALLY VOTES FOR:


      -     MP to award director fees.

      - MP to reduce the number of authorized shares of common or preferred stock.

      -     MP to eliminate preemptive rights.

      -     MP to reduce the par value of common stock.

      - SHP that require companies to report on their executive retirement benefits.

      -     SHP that votes to abstain not be considered votes cast.


NFJ/CCM GENERALLY VOTES AGAINST:


      -     MP to indemnify the auditors.

      - MP that include pension fund credits in earnings when determining executive compensation.

      -     MP for dual class exchange offers and dual class recapitalizations.

      - MP that relate to the transaction of such other business which may come before the meeting.

      -     SHP to implement a mandatory retirement age for directors.

      - SHP for mandatory director attendance at the shareholders annual meeting.

      - SHP that require companies to adopt full tenure stock holding periods for executives.

      -     SHP to ban future stock option grants to executives.

      -     SHP requesting that stock options be expensed.

      -     SHP to seek preemptive rights.

      - SHP on restrictions that relate to social, political, special interest, or environmental issues.


NFJ/CCM GENERALLY VOTES ON A CASE-BY-CASE BASIS:


      -     Opting out of disgorgement provisions.


NFJ/CCM GENERALLY ABSTAINS FROM VOTING:



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
      - When the cost of voting would exceed any anticipated benefit to the client.

      -     In countries where there is "share-blocking."


      WILLIAM BLAIR & COMPANY L.L.C. ("WILLIAM BLAIR") -- William Blair votes proxies solely in the interest of their participants and beneficiaries and for the exclusive purpose of providing benefits to them. A Proxy Administrator will review all proxies that William Blair receives. The Proxy Administrator will vote the proxies according to the Voting Guidelines adopted by William Blair, which, though not exhaustive, are intended to address matters typically arising in proxy votes. For issues not covered by the Voting Guidelines or that are voted on a "Case-by-Case" basis, the Proxy Administrator will consult the Proxy Policy Committee. The Committee will review the issues and vote based on information from the company, internal analysts and third party research sources. In addition, the Proxy Policy Committee will review the Proxy Voting Policy and Procedures annually and will revise these guidelines as appropriate. The Proxy Policy Committee members are currently: Rick Smirl, George Greig, Jim Hering, Neal Seltzer and Ray Teborek.


      William Blair is sensitive to potential conflicts of interest that may arise in the proxy voting process and has identified the following:

      - William Blair has received investment banking compensation from the company in the preceding 12 months or anticipates receiving investment banking compensation in the next three months.

      - A William Blair principal or employee currently serves on the company's Board of Directors.

      - William Blair, its principals, employees and affiliates (including, without limitation, Wilblairco, William Blair Capital Partners Funds and William Blair Mezzanine Funds), in the aggregate, own 1% or more of the company's outstanding shares.

      -     William Blair is a client of the Investment Management Department.

      Should one of the above listed conflicts of interest arise, the Proxy Policy Committee will continue to follow the Voting Guidelines where a "For" or "Against" vote is indicated and will vote consistent with recommendations provided by ISS where the Voting Guidelines have no recommendation or indicate a "Case-by-Case" vote.

      A summary of select portions of the Voting Guidelines is provided below.

WILLIAM BLAIR GENERALLY VOTES FOR:

      - Approval of financial statements and director and auditor reports, unless there are concerns about the procedures used or the company is not responsive to shareholder questions.

      - The appointment or reelection of statutory auditors, unless there are serious concerns about the statutory reports presented or audit procedures used or the auditors have previously served the company in an executive capacity.


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      -     Approval of the allocation of income, unless the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company's financial position.

      -     Most stock (scrip) dividend proposals.

      - Mergers and acquisitions unless the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group.

      - Resolutions to expand business activities unless the new business takes the company into risky areas.

      - Shareholder proposals that would improve the company's corporate governance or business profile.

      -     Proposals to fix board size.

      - Share issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

      - Share issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

      - Nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

      - Specific proposals to increase authorized capital to any amount, unless the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

      - Proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

      - Resolutions that seek to maintain or convert to a one share, one vote capital structure.

      - The creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

      - The creation/issuance of convertible preferred stock and convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

      - Proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of existing shareholders.

      - Share repurchase plans and requests to reissue any repurchased shares, unless clear evidence of past abuse of authority is available or the plan contains no safeguards against selective buybacks.

      - Requests to capitalize reserves for bonus issues of shares or to increase par value.

      - Resolutions to change a company's fiscal term unless the motivation is to postpone its Annual General Meeting.

      - Management nominees in the election of directors, unless there are clear concerns about the past performance of the company or board.

      - Individual nominees in the election of directors, unless there are specific concerns about the individual.

      - Proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

      - Discharge of the board and management unless there are serious questions about actions of the board or management for the year in question or legal action is being taken against the board by other shareholders.

WILLIAM BLAIR GENERALLY VOTES AGAINST:


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
      - The appointment of external auditors who have previously served the company in an executive capacity or are otherwise affiliated.

      - Proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

      - Mergers and acquisitions if the companies do not provide sufficient information upon request to make an informed decision.

      - Compensation plans if the plans include specific provisions allowing for the repricing of options at the board's discretion.

      - All anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

      - Shareholder proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

      -     Proposals to indemnify auditors.

      - The introduction of classified boards and mandatory retirement ages for directors.

      - Proposals to alter board structure or size in the context of a fight for control of the company or the board.

      -     Proposals to adopt unlimited capital authorizations.

      - Requests for the creation or continuation of dual class capital structures or the creation of new or additional super voting shares.

      - The creation of a new class of preference shares that would carry superior voting rights to the common shares.

      - The creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

      - Resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

      -     "Other business" when it appears as a voting item.

      - Shareholder nominees for director elections unless they demonstrate a clear ability to contribute positively to board deliberations.

      - Individual directors if they cannot provide an explanation for repeated absences at board meetings.

      - Proposals to introduce retirement benefits for non-executive directors.

WILLIAM BLAIR GENERALLY VOTES ON A CASE-BY-CASE BASIS FOR:

      -     Amendments to the articles of association.

      -     Proposals to waive mandatory takeover bid requirements.

      -     Re-incorporation proposals.

      -     Related-party transactions.

      -     Compensation plans.

      -     All shareholder proposals.

      - Proposals seeking indemnification and liability protection for directors and officers.

      - All specific share issuance requests, with or without preemptive rights.

      - Proposals to reduce capital in connection with corporate restructuring.

      -     Proposals to increase blank check preferred authorizations.

      - Nonconvertible debt issuance requests, with or without preemptive rights.

      -     Proposals to approve the pledging of assets for debt.

      -     Proposals to approve increases in a company's borrowing powers.

      -     Reorganizations and restructurings.

      -     Proposals to amend quorum requirements for shareholder meetings.

      - Non-executive director compensation proposals that include both cash and share-based components or that bundle compensation.


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      DELAWARE MANAGEMENT BUSINESS TRUST ("DELAWARE") -

If and when proxies need to be voted on behalf of the Fund, Delaware will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Delaware has contracted with ISS to analyze proxy statements on behalf of the Fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote.

      The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

      Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

DELAWARE GENERALLY VOTES FOR:

      -     SHP asking that a majority or more of directors be independent.

      - Debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

      - Proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

      - MP to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

      - Reports on the level of greenhouse gas emissions from a company's operations and products.

      - Proposals requesting the company to report on its policies and practices related to social, environmental and economic sustainability.

DELAWARE GENERALLY VOTES AGAINST:

      -     Proposals to require a supermajority shareholder vote.

      - Proposals to create a new class of common stock with superior voting rights.

DELAWARE GENERALLY VOTES ON A CASE-BY-CASE BASIS:

      -

      - Mergers and acquisitions, determining whether the transaction enhances shareholder value.

      -     Management compensation plans.


FRANKLIN PORTFOLIO ADVISORS ("FRANKLIN")


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

         FRANKLIN TEMPLETON PORTFOLIO ADVISORS, INC. ("FRANKLIN"). Franklin has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon Franklin's instructions and/or Proxy Voting Policies and Procedures (Policies) adopted by Franklin.

         To assist it in analyzing proxies, Franklin subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, Franklin subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Franklin does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of Franklin's ultimate decision. Franklin votes proxies solely in the interests of the Trust and its shareholders. As a matter of policy, the officers, directors/trustees and employees of Franklin and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Trust and its shareholders. All conflicts are resolved in the interests of Franklin's clients. In situations where Franklin perceives a material conflict of interest, Franklin may: disclose the conflict to the Trust's board of trustees; defer to the voting recommendation of the Trust's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Trust and its shareholders.

         The recommendation of management on any issue is a factor which Franklin considers in determining how proxies should be voted, but is not determinative of Franklin's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Franklin will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

         MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES Franklin has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and Franklin cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

         Board of directors. Franklin supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Franklin will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Franklin may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Franklin will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

         Ratification of auditors of portfolio companies. In light of several high profile accounting scandals, Franklin will closely scrutinize the role and performance of auditors. On a case-by-case basis, Franklin will examine proposals relating to non-audit relationships and non-audit fees. Franklin will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

         Management and director compensation. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. Franklin evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. Franklin will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Franklin will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

         Severance compensation arrangements will be reviewed on a case-by-case basis, although Franklin will generally oppose "golden parachutes" that are considered to be excessive. Franklin will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. Franklin will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

         Anti-takeover mechanisms and related issues. Franklin generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, Franklin may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Trust or its shareholders' interests. Franklin generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. Franklin will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. Franklin generally opposes any supermajority voting requirements as well as the payment of "greenmail." Franklin generally supports "fair price" provisions and confidential voting.

        Changes to capital structure. Franklin will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. Franklin will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Franklin will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

        Mergers and corporate restructuring. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. Franklin will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

         Social and corporate policy issues. Franklin will generally give management discretion with regard to social, environmental and ethical issues, although Franklin may vote in favor of those that are believed to have significant economic benefits or implications for the Trust and its shareholders.

         Global corporate governance. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, Franklin must be more flexible in these instances and must be mindful of the varied market practices of each region.

         Franklin will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Franklin cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. Franklin may abstain from voting under certain circumstances or vote against items such as "Other Business" when Franklin is not given adequate information from the company.


                       KAYNE ANDERSON RUDNICK INVESTMENT
                           MANAGEMENT, LLC ("KAYNE")


KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm's investment philosophy is to purchase "Quality" companies for the portfolios of its clients. One of the four main criteria for "Quality" is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management's recommendations, if there is no conflict with shareholder value. For example, "Poison Pills" and other anti-takeover measures are not supported, even if recommended by management.

As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote. In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation. An appropriate member of senior management will approve the override. All proxy voting is executed by the Corporate Actions Department under the supervision of the Director of Operations.

To fulfill its fiduciary duty in voting client proxies, the firm ensures that
(i) knowledge of a vote to be taken is acquired in a timely fashion and sufficient information is acquired to allow for an informed vote; (ii) all proxy votes are cast.

To ensure that all proxy votes are cast, the Corporate Actions Department reviews the number of votes cast with the number of shares held by such clients.

                                     PART C

ITEM 23. EXHIBITS.

DESCRIPTION

(a)     Declaration of Trust of MLIG Variable Insurance Trust (the "Trust"). (1)

(b)     Not Applicable.

(c)     Not Applicable.

(d)(1) Management Agreement between the Trust on behalf of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/ MLIM Relative Value Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/ Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Growth Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/MLIM Fixed-Income Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio and Roszel Advisors, LLC. (2)

        (a) Amendment No. 1 to the Management Agreement between the Trust, on behalf of Roszel/Neuberger Berman Small Cap Growth Portfolio and Roszel Advisors, LLC (3)

        (b) Amendment No. 2 to the Management Agreement between the Trust, on behalf of Roszel/Sound Large Cap Core Portfolio and Roszel Advisors, LLC filed herewith.

        (c) Amendment No. 3 to the Management Agreement between the Trust, on behalf of Roszel/Credit Suisse International Portfolio and Roszel Advisors, LLC. filed herewith.

(d)(2) Management Agreement between the Trust on behalf of Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio and Roszel/Delaware Trend Portfolio and Roszel Advisors, LLC. (3)

(d)(3) Investment Subadvisory Agreement between Roszel Advisors, LLC, PIMCO Advisors Retail Holdings LLC and Cadence Capital Management LLC respecting Roszel/PIMCO CCM Capital Appreciation Portfolio. (3)

(d)(4) Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting Roszel/Delaware Small Mid-Cap Growth Portfolio. (3)

(d)(5) Investment Subadvisory Agreement between Roszel Advisors, LLC and Delaware Management Company respecting Roszel/Delaware Trend Portfolio. (3)

(d)(6) Investment Subadvisory Agreement between Roszel Advisors, LLC and Lord, Abbett & Co. respecting Roszel/Lord Abbett Affiliated Portfolio. (3)

(d)(7) Investment Subadvisory Agreement for Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Lord Abbett Government Securities Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/MLIM Fixed-Income Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Portfolio and Roszel/Valenzuela Mid Cap Value Portfolio. (3)

(d)(8) Investment Subadvisory Agreement between Roszel Advisors, LLC and Nicholas-Applegate Capital Management, LLC respecting
        Roszel/Nicholas-Applegate Large Cap Growth Portfolio. (2)

(d)(9) Investment Subadvisory Agreement between Roszel Advisors, LLC and Rittenhouse Financial Services, Inc. respecting Roszel/Rittenhouse Large Cap Growth Portfolio. (2)

(d)(10) Investment Subadvisory Agreement between Roszel Advisors, LLC and J. &
        W. Seligman & Co. Incorporated respecting Roszel/Seligman Mid Cap Growth Portfolio. (2)

(d)(11) Investment Subadvisory Agreement between Roszel Advisors, LLC, PIMCO Advisory Services Holdings LLC, and NFJ Investments Group L.P. respecting Roszel/PIMCO Small Cap Value Portfolio. (2)

(d)(12) Investment Subadvisory Agreement between Roszel Advisors, LLC and J.P. Morgan Fleming Asset Management (USA) Inc. respecting Roszel/JP Morgan Small Cap Growth Portfolio. (2)

(d)(13) Investment Subadvisory Agreement between Roszel Advisors, LLC and Lazard Asset Management respecting Roszel/Lazard International Portfolio. (2)

(d)(14) Investment Subadvisory Agreement between Roszel Advisors, LLC and Credit Suisse Asset Management, LLC respecting Roszel/Credit Suisse International Portfolio. (2)

(d)(15) Investment Subadvisory Agreement between Roszel Advisors, LLC and Fayez Sarofim & Co. respecting Roszel/Fayez Sarofim Large Cap Core
        Portfolio. (5)

(d)(16) Investment Subadvisory Agreement between Roszel Advisors, LLC and William Blair & Company, L.L.C. respecting Roszel/William Blair International Portfolio. (5)

(d)(17) Investment Subadvisory Agreement between Roszel Advisors, LLC and Franklin Templeton Portfolio Advisors, Inc. respecting Roszel/Franklin Mid Cap Growth Portfolio filed herewith.

(d)(18) Investment Subadvisory Agreement between Roszel Advisors, LLC and Kayne Anderson Rudnick Investment Management, LLC respecting Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio filed herewith.

(e) Distribution Agreement between the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPFS"). (3)

        (1) Amendment No. 1 to the Distribution Agreement between the Trust on behalf Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and MLPFS. (3)

(f)     Not Applicable.

(g)     Custody Agreement between the Trust and JPMorgan Chase Bank. (2)

        (1) Amendment No. 1 to the Custody Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and JPMorgan Chase Bank. (3)

(h)(1) Mutual Funds Service Agreement between the Trust and J.P. Morgan Investor Services Co. (2)

        (a) Amendment No. 1 to the Mutual Funds Service Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and J.P. Morgan Investor Services Co. (3)

        (b) Amendment No. 2 to the Mutual Funds Service Agreement between the Trust and J.P. Morgan Investor Services Co. filed herewith.

(h)(2) Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Financial Data Services, Inc. (2)

        (a) Amendment No. 1 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust on behalf of Roszel/Delaware Trend Portfolio, Roszel/Lord Abbett Affiliated Portfolio and Roszel/PIMCO CCM Capital Appreciation Portfolio and Financial Data Services, Inc. (3)

        (b) Amendment No. 2 to the Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Trust and Financial Data Services, Inc. filed herewith.

(i)(2)  Consent of Sutherland Asbill & Brennan LLP filed herewith.

(j)     Consent of Deloitte & Touche LLP filed herewith.

(k)     Not Applicable.

(1)     Not Applicable.

(m)     Not Applicable.

(n)     Not Applicable.

(p)(1)  Code of Ethics for the Trust and Roszel Advisors, LLC. (2)

(p)(2) Code of Ethics for NWQ Investment Management Company, LLC filed herewith.

(p)(3)  Code of Ethics for John A. Levin & Co., Inc. (4)

(p)(4)  Code of Ethics for Merrill Lynch Investment Managers, L.P. (2)

(p)(5)  Code of Ethics for Sound Capital Partners. (2)

(p)(6)  Code of Ethics for INVESCO-National Asset Management Group.(5)

(p)(7) Code of Ethics for Nicholas-Applegate Capital Management, LLC is incorporated herein by reference to Nicholas-Applegate Institutional Funds' registration statement on Form N-1A (registration No. 333-71469) filed March 17, 2004.

(p)(8)  Code of Ethics for Rittenhouse Financial Services, Inc. (2)

(p)(9) Code of Ethics for Seneca Capital Management LLC is incorporated herein by reference to Phoenix-Seneca Funds' registration statement on Form N-1A (registration No. 033-65137) filed January 25, 2002.

(p)(10) Code of Ethics for Valenzuela Capital Partners LLC is incorporated herein by reference to post-effective amendment No. 3 to Valenzuela Capital Trust's registration statement on Form N-1A (registration No. 333-81561) filed September 29, 2000.

(p)(11) Code of Ethics for J. & W. Seligman & Co. Incorporated. (5)




(p)(12) Code of Ethics for PIMCO Advisory Services Holdings LLC, Cadence Capital Management, LLC and NFJ Investments Group L.P. (5)


(p)(13) Code of Ethics for Delaware Management Company. (5)


(p)(14) Code of Ethics for J.P. Morgan Fleming Asset Management (USA) Inc. is incorporated herein by reference to J.P. Morgan Funds' registration statement on Form N-1A (registration No. 033-54632) filed November 28, 2001.


(p)(15) Code of Ethics for Lazard Asset Management LLC is incorporated herein by reference to post-effective amendment No. 20 to Lazard Funds Inc.'s registration statement on Form N-1A (registration No. 33-40682) filed August 15, 2000.


(p)(16) Code of Ethics for Credit Suisse Asset Management, LLC. (2)


(p)(17) Code of Ethics for Fayez Sarofim & Co. (5)


(p)(18) Code of Ethics for William Blair & Company, L.L.C. (5)

-------------


(1) Incorporated herein by reference to registrant's initial registration statement on Form N-1A (registration file No. 333-83074) filed February 20, 2002.

(2) Incorporated herein by reference to registrant's pre-effective amendment No. 2 to the registration statement on Form N-1A (registration file No. 333-83074) filed June 7, 2002.

(3) Incorporated herein by reference to post-effective amendment No. 2 to registrant's registration statement on Form N-1A (registration file No. 333-83074) filed April 25, 2003.

(4) Incorporated herein by reference to post-effective amendment No. 3 to registrant's registration statement on Form N-1A (registration file No. 333-83074) filed April 28, 2004.

(5) Incorporated herein by reference to post-effective amendment No. 4 to registrant's registration statement on Form N-1A (registration file No. 333-83074) filed February 23, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        The list required by this Item, which includes the subsidiaries of Merrill Lynch & Co., Inc. ("ML"), is incorporated herein by reference to Exhibit 21, "Subsidiaries of the Registrant" of the Form 10-K405 filed by ML pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File No. 1-07182) for the fiscal year ended December 31, 2004 (the "Form 10-K").

ITEM 25. INDEMNIFICATION.

        As a Delaware business trust, the operations of Registrant are governed by its Declaration of Trust dated February 19, 2002 (the "Declaration of Trust"). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It nevertheless is possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

        To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (a) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (c) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

        The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        Reference is made to "Investment Management" in the Prospectuses forming Part A, and "Investment Advisory and Other Services" in the Statement of Additional Information forming Part B, of this registration statement.

        Incorporated herein by reference to Schedules A and D of the Form ADV filed by Roszel Advisors, LLC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-61171).

        The list required by this Item for Lord, Abbett & Co. LLC ("Lord Abbett"), the investment subadviser to the Roszel/Lord Abbett Affiliated Portfolio, Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/Lord Abbett Bond Debenture Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Lord Abbett pursuant to the Advisers Act (SEC File No. 801-6997).

        The list required by this Item for John A. Levin & Co., Inc. ("Levin"), the investment subadviser to the Roszel/Levin Large Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Levin pursuant to the Advisers Act (SEC File No. 801-52602).

        The list required by this Item for Merrill Lynch Investment Managers, L.P., ("MLIM") the investment subadviser to the Roszel/MLIM Relative Value Portfolio and Roszel/MLIM Fixed Income Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by MLIM pursuant to the Advisers Act (SEC File No. 801-11583).

        The list required by this Item for INVESCO-National Asset Management Group ("INVESCO-NAM"), the investment subadviser to the Roszel/INVESCO-NAM Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by INVESCO-NAM pursuant to the Advisers Act (SEC File No. 801-33949).

        The list required by this Item for Nicholas-Applegate Capital Management, LLC ("Nicholas-Applegate"), the investment subadviser to the Roszel/Nicholas-Applegate Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Nicholas-Applegate pursuant to the Advisers Act (SEC File No. 801-21442).

        The list required by this Item for Rittenhouse Financial Services, Inc. ("Rittenhouse"), the investment subadviser to the Roszel/Rittenhouse Large Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Rittenhouse pursuant to the Advisers Act (SEC File No. 801-18394).

        The list required by this Item for Seneca Capital Management LLC ("Seneca"), the investment subadviser to the Roszel/Seneca Large Cap Growth Portfolio and Roszel/Seneca Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Seneca pursuant to the Advisers Act (SEC File No. 801-51559).

        The list required by this Item for Valenzuela Capital Partners LLC ("Valenzuela"), the investment subadviser to the Roszel/Valenzuela Mid Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Valenzuela pursuant to the Advisers Act (SEC File No. 801-35519).

        The list required by this Item for J. & W. Seligman & Co. Incorporated ("Seligman"), the investment subadviser to the Roszel/Seligman Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Seligman pursuant to the Advisers Act (SEC File No. 801-15798).

        The list required by this Item for NWQ Investment Management Company ("NWQ"), the investment subadviser to the Roszel/NWQ Small Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NWQ pursuant to the Advisers Act (SEC File No. 801-42159).

        The list required by this Item for PIMCO Advisory Services Holdings LLC ("PIMCO"), the investment subadviser to the Roszel/PIMCO Small Cap Value Portfolio and the Roszel/PIMCO CCM Capital Appreciation Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-60575).

        The list required by this Item for NFJ Investments Group L.P. ("NFJ"), the investment subadviser to the Roszel/PIMCO Small Cap Value Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by NFJ pursuant to the Advisers Act (SEC File No. 801-47940).

        The list required by this Item for Cadence Capital Management ("Cadence"), the investment subadviser to the Roszel/PIMCO CCM Capital Appreciation Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Cadence pursuant to the Advisers Act (SEC File No. 801-48186).

        The list required by this Item for Delaware Management Company ("Delaware Management"), the investment subadviser to the Roszel/Delaware Trend Portfolio and the Roszel/Delaware Small-Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Delaware Management pursuant to the Advisers Act (SEC File No. 801-32108).

        The list required by this Item for J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM"), the investment subadviser to the Roszel/JP Morgan Small Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by JPMFAM pursuant to the Advisers Act (SEC File No. 801-50256).

        The list required by this Item for Lazard Asset Management ("Lazard"), the investment subadviser to the Roszel/Lazard International Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Lazard pursuant to the Advisers Act (SEC File No. 801-6568).

        The list required by this Item for Fayez Sarofim & Co. ("Fayez"), the investment subadviser to the Roszel/Fayez Sarofim Large Cap Core Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Fayez pursuant to the Advisers Act (SEC File No. 801-1725).

        The list required by this Item for William Blair & Company, L.L.C. ("William Blair"), the investment subadviser to the Roszel/William Blair International Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by William Blair pursuant to the Advisers Act (SEC File No. 801-688).

        The list required by this Item for Franklin Templeton Portfolio Advisors, Inc., the investment subadviser to the Roszel/Franklin Mid Cap Growth Portfolio, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Franklin Templeton pursuant to the Advisers Act (SEC File No. 801-13802).

        The list required by this Item for Kayne Anderson Rudnick Investment Management, LLC, the investment subadviser to the Roszel/Kayne Anderson Rudnick Mid Cap Value Portfolio, is incorporated herein by reference to Schedules
A and D of the Form ADV filed by Kayne Anderson Rudnick pursuant to the Advisers Act (SEC File No. 801-24241).

ITEM 27. PRINCIPAL UNDERWRITERS

        (a)     MLPFS serves as the principal underwriter for the Trust.

        (b) The information required by this Item 27 for MLPFS is incorporated herein by reference to Schedule A of Form BD filed by MLPFS pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-007221).

        (c)     Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

        All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the offices of the Trust; Roszel Advisors, LLC, 1300 Merrill Lynch Drive, Pennington, New Jersey 08534; JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017; J.P. Morgan Investor Services Co., 73 Tremont Street, Boston, Massachusetts 02108-3913; and Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 29. MANAGEMENT SERVICES.

        Except as set forth in the Prospectuses constituting Part A of the registration statement and under the caption "Investment Advisory and Other Services" in the statement of additional information constituting Part B of the registration statement, the registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("Securities Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused Post-Effective Amendment No. 5/7 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Hopewell, and State of New Jersey, on the 29th day of April, 2005.


                                             MLIG VARIABLE INSURANCE TRUST
                                                     (Registrant)


                                             By: /s/ Michael P. Cogswell
                                                 --------------------------
                                                 Michael P. Cogswell
                                                 President

        Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                            Title                                      Date

       /s/ Michael P. Cogswell                     Trustee and President                    April 29, 2005
---------------------------------------------      (Principal Executive Officer)
       Michael P. Cogswell

       /s/ Deborah J. Adler                        Trustee                                  April 29, 2005
---------------------------------------------
        Deborah J. Adler

       /s/ Robert M. Bordeman*                     Trustee                                  April 29, 2005
---------------------------------------------
       Robert M. Bordeman

       /s/ Theodore P. Manno*                      Trustee                                  April 29, 2005
---------------------------------------------
       Theodore P. Manno

       /s/ Kevin J. Tierney*                       Trustee                                  April 29, 2005
---------------------------------------------
       Kevin J. Tierney

       /s/ Jerome Davies                           Treasurer and Chief Financial            April 29, 2005
---------------------------------------------      Officer (Principal Financial and
       Jerome Davies                               Accounting Officer)

       /s/ Edward W. Diffin, Jr.
---------------------------------------------
      *By: Edward W. Diffin, Jr.
           Pursuant to Power of Attorney

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER                 DESCRIPTION
--------------            ------------
23 (d)(1)(b)              Amendment No. 2 to the Management Agreement between
                          the Trust, on behalf of Roszel/Sound Large Cap Core
                          Portfolio and Roszel Advisors, LLC.

23 (d)(1)(c)              Amendment No. 3 to the Management Agreement between
                          the Trust, on behalf of Roszel/Credit Suisse
                          International Portfolio and Roszel Advisors, LLC.

23 (d)(17)                Investment Subadvisory Agreement between
                          Roszel Advisors, LLC and Franklin Templeton Portfolio
                          Advisors, Inc. respecting Roszel/Franklin Mid Cap
                          Growth Portfolio.

23 (d)(18)                Investment Subadvisory Agreement between Roszel
                          Advisors, LLC and Kayne Anderson Rudnick Investment
                          Management, LLC respecting Roszel/Kayne Anderson
                          Rudnick Mid Cap Value Portfolio.

23 (h)(1)(b)              Amendment No. 2 to the Mutual Funds Service Agreement
                          between the Trust and J.P. Morgan Investor Services
                          Co.

23 (h)(2)(b)              Amendment No. 2 to the Transfer Agency, Dividend
                          Disbursing Agency and Shareholder Servicing Agency
                          Agreement between the Trust and Financial Data
                          Services, Inc.

23 (i)(2)                 Consent of Sutherland Asbill & Brennan LLP

23 (j)                    Consent of Deloitte & Touche LLP

23 (p)(2)                 Code of Ethics for NWQ Investment Management Company,
                          LLC
